 [LOGO OF NEW ENGLAND FINANCIAL APPEARS HERE]

    -------------------------------------------------------------------------

    ZENITH FUND
    VARIABLE PRODUCTS




                                                             SEMIANNUAL REPORTS
                                                         JUNE 30, 1998

                               TABLE OF CONTENTS

Loomis Sayles Small Cap Series..............................................   1
Morgan Stanley International Magnum Equity Series...........................   8
Alger Equity Growth Series..................................................  16
Capital Growth Series.......................................................  22
Goldman Sachs Midcap Value Series...........................................  27
Davis Venture Value Series..................................................  33
Westpeak Growth and Income Series...........................................  40
Westpeak Stock Index Series.................................................  47
Loomis Sayles Balanced Series...............................................  57
Back Bay Advisors Managed Series............................................  64
Salomon Brothers Strategic Bond Opportunities Series........................  72
Back Bay Advisors Bond Income Series........................................  82
Salomon Brothers U.S. Government Series.....................................  88
Back Bay Advisors Money Market Series.......................................  92
Notes to Financial Statements...............................................  98
Footnotes to Portfolio Manager Commentary................................... 108
Fidelity VIP Overseas Portfolio.............................................
Fidelity VIP Equity-Income Portfolio........................................

                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable annuity product.

                                                                   August, 1998

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 1998 Semiannual Report for the Zenith variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of June 30, 1998, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith Variable product.

Sincerely,

/s/ David Allen                           /s/ Bruce Long

David Allen                               Bruce Long
Senior Vice President                     President
New England Life Insurance Company        New England Annuities
                                          (A business unit of New England Life
                                          Insurance Company)

* Variable products are offered through New England Securities Corporation.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.


                                        [LOGO OF RECYCLABLE PAPER APPEARS HERE]

LOOMIS SAYLES SMALL CAP SERIES
PORTFOLIO MANAGERS: JEFFREY PETHERICK AND MARY CHAMPAGNE
LOOMIS, SAYLES & COMPANY, L.P.

[PHOTOS OF JEFFREY PETHERICK AND MARY CHANPAGNE APPEAR HERE]

Q. HOW DID THE SERIES PERFORM OVER THE FIRST HALF OF THE YEAR?

A. For the six months ended June 30, 1998 the Series returned 2.8% compared to the Lipper Variable Products Small Company Fund Average return of 7.1% and the Russell 2000 return of 4.9% over the same period.

Q. HOW DID YOU MANAGE THE SERIES DURING THE FIRST HALF OF THE YEAR?

A. Because stock prices rose significantly in 1997, we were somewhat cautious about the market's upside potential. As we entered 1998, we took a more defen-sive approach to managing the Series. We invested a significant portion of the Series' assets in real estate investment trusts (REITs), increased investment in utilities and emphasized stocks with more consistent earnings growth. While the Series performed reasonably well when the market declined, it did not fully participate in the rallies. The REITs in the portfolio were particularly disappointing. Despite their attractive valuations and high dividend yields, they did not perform well in market downturns.

During the period we were slightly overweighted compared to the Russell 2000 Index in health care stocks, which performed poorly. However, we believe as the market moves from favoring economically sensitive (or cyclical) companies, the health care sector should benefit. Energy stocks were also poor performers during the period, and while we were not heavily weighted in this group, the stocks we owned lagged the overall market.

On the positive side, the Series' consumer stocks--retailers and restaurants-- helped performance. Other successful companies were in the technology area, where we emphasized telecommunications and software companies, which were strong performers.

Q. WHAT IS YOUR CURRENT OUTLOOK FOR THE MONTHS AHEAD?

A. Looking ahead, we expect the market to consolidate in the near future. We believe large cap stocks will continue to outperform small cap stocks for the remainder of the year, as investors pay high prices for the liquidity and rel-ative stability large company stocks offer.

While we are experiencing one of the best post-war economic expansions, with low inflation and interest rates, this idyllic environment is reflected mostly in large company stock prices. Small company stocks are trading at historic lows relative to large companies. With earnings growth of small companies be-ginning to exceed that of large multinational firms, we are beginning to see the right conditions for small stocks to advance. However, we believe that un-til the market corrects its excesses on the large cap side, small cap stocks will not perform well. As we look toward the next big market rise, we think small company stocks will take the lead. The market in the last four years is best characterized as "bigger was better." During the next economic cycle, however, we think "small will be beautiful."

                           [LINE GRAPH APPEARS HERE]

             A $10,000 Investment Compared to the Russell 2000/23/

Average Annual Total Return

                        Small Cap         Lipper Variable Products Small
                         Series            Company Fund Average /15/
     6 months *           2.8%                       7.1%
     1 year              14.8%                      18.4%
     3 year              24.8%                      20.2%
     Since Inception     19.4%                       n/a

* not annualized



                            Small Cap Series          Russell 2000
                5/1/94           10,000                  10,000
                Dec-94            9,676                  10,027
                Dec-95           12,470                  12,879
                Dec-96           16,295                  15,004
                Dec-97           20,344                  18,358
               6/30/98           20,903                  19,263



[X]   FUND FACTS

GOAL: Long-term growth from investment in common stocks or their equivalents. START DATE: May 1, 1994
SIZE: $236 million as of June 30, 1998
MANAGERS: Jeffrey Petherick and Mary Champagne. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Fund in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sayles in 1990. Ms. Champagne joined Loomis Sayles in 1993.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--91.1% OF TOTAL NET ASSETS

 SHARES                                                   VALUE (A)

         AEROSPACE--2.1%
  35,500 Alliant Techsystems, Inc. ...................   $ 2,245,375
  68,300 Gencorp, Inc. ...............................     1,724,575
  37,900 Nichols Research Corp. ......................     1,035,144
                                                         -----------
                                                           5,005,094
                                                         -----------
         AUTOMOBILE & RELATED--0.9%
  29,400 Dura Automotive Systems, Inc. ...............       944,475
  66,300 Intermet Corp. ..............................     1,201,688
                                                         -----------
                                                           2,146,163
                                                         -----------
         BANKS--SAVINGS & LOAN--5.8%
  48,800 Bank United Corp. ...........................     2,336,300
  33,000 City National Corp. .........................     1,218,937
  27,900 CNB Bancshares, Inc. ........................     1,339,200
  50,212 Commercial Federal Corp. ....................     1,587,955
  59,120 Downey Financial Corp. ......................     1,932,485
  78,300 Imperial Bancorp. ...........................     2,349,000
  55,600 Local Financial Corp. .......................       722,800
  31,100 UST Corp. ...................................       824,150
  45,600 Webster Financial Corp. .....................     1,516,200
                                                         -----------
                                                          13,827,027
                                                         -----------
         BEVERAGES--0.9%
  91,400 Whitman Corp. ...............................     2,096,488
                                                         -----------
         BUILDING & RELATED--3.5%
  98,200 Champion Enterprises, Inc. ..................     2,884,625
  61,900 Furniture Brands International, Inc. ........     1,737,069
  51,200 Giant Cement Holdings, Inc.(c).................   1,465,600
 116,600 Shaw Industries, Inc. .......................     2,055,075
                                                         -----------
                                                           8,142,369
                                                         -----------
         BUSINESS SERVICES--2.8%
  53,200 Acnielson Corp. .............................     1,343,300
  35,800 Cort Business Services Corp.(c)..............     1,127,700
  70,500 Information Resources........................     1,304,250
 113,100 Viad Corp. ..................................     3,138,525
                                                         -----------
                                                           6,913,775
                                                         -----------
         CAPTIVE FINANCE--0.8%
  74,500 Franchise Mortgage Acceptance Corp. .........     1,941,656
                                                         -----------
         COMMUNICATION EQUIPMENT--0.7%
  47,300 California Microwave.........................       827,750
  25,800 Xylan Corp. .................................       769,163
                                                         -----------
                                                           1,596,913
                                                         -----------
         CHEMICALS--MAJOR--0.9%
  75,600 Solutia, Inc. ...............................     2,168,775
                                                         -----------
         CHEMICALS--SPECIALTY--1.9%
  64,400 Cuno, Inc. ..................................     1,392,650
  36,800 General Chemical Group, Inc. ................     1,021,200

         CHEMICALS--SPECIALTY--(CONTINUED)
  38,700 Hanna M.A. Co. ..............................   $   708,694
  27,300 Mississippi Chemical Corp....................       448,744
  25,600 Scotts Co. ..................................       953,600
                                                         -----------
                                                           4,524,888
                                                         -----------
         COMPUTER HARDWARE--2.4%
  81,000 Digi International, Inc. ....................     1,640,250
  35,600 Fore Systems, Inc. ..........................       943,400
  84,800 Komag, Inc. .................................       453,150
  34,800 Micron Electronics, Inc. ....................       419,775
  51,400 Telxon Corp. ................................     1,664,075
  45,900 Xircon, Inc. ................................       714,319
                                                         -----------
                                                           5,834,969
                                                         -----------
         COMPUTER SOFTWARE & SERVICES--3.3%
  43,000 American Management Systems, Inc. ...........     1,287,313
  15,300 Choicepoint, Inc. ...........................       774,563
  54,400 DSP Group, Inc. .............................     1,074,400
  98,300 Inprise Corp. ...............................       724,963
  80,800 Platinum Technology, Inc. ...................     2,307,850
 106,600 Rational Software Corp. .....................     1,625,650
                                                         -----------
                                                           7,794,739
                                                         -----------
         CONSUMER--JEWELRY/NOVELTIES/GIFTS--0.8%
  50,300 Jostens, Inc. ...............................     1,200,913
  22,700 Zale Corp. ..................................       722,144
                                                         -----------
                                                           1,923,057
                                                         -----------
         ELECTRIC COMPANIES--3.0%
  45,800 BEC Energy...................................     1,900,700
  20,800 Commonwealth Energy System...................       785,200
  72,000 Rochester Gas & Electric.....................     2,299,500
  66,800 WPS Resources Corp. .........................     2,191,875
                                                         -----------
                                                           7,177,275
                                                         -----------
         ELECTRICAL EQUIPMENT--1.3%
  42,200 Alpha Industries, Inc. ......................       630,363
 120,700 Sensormatic Electronics Corp. ...............     1,689,800
  42,120 Vishay Intertechnology, Inc. ................       755,528
                                                         -----------
                                                           3,075,691
                                                         -----------
         ELECTRONICS--1.8%
  42,200 AVX Corp.....................................       677,838
  39,800 Berg Electronics Corp. ......................       778,588
  71,100 Cirrus Logic, Inc. ..........................       790,988
  15,400 EG & G, Inc. ................................       462,000
  39,200 Exar Corp. ..................................       823,200
  94,000 Integrated Device Technology.................       672,688
                                                         -----------
                                                           4,205,302
                                                         -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


 SHARES                                        VALUE (A)

         FINANCIAL--CONSUMER/DIVERSIFIED--9.9%
         American General Hospitality
 103,700  Corp. ...........................   $ 2,203,625
  66,700 Amresco Inc. .....................     1,942,638
  73,400 Anthracite Capital, Inc. .........     1,018,425
  77,300 Brandywine Realty Trust...........     1,729,588
 101,400 Capital Automotive REIT...........     1,438,613
  75,600 Capstone Capital Corp.(c).........     1,738,800
  45,150 Financial Federal Corp. ..........     1,210,584
 173,700 Imperial Credit Commercial
          Mortgage Investment Corp. .......     2,268,956
 101,800 Koger Equity, Inc.(c).............     2,055,088
  59,000 Liberty Property..................     1,508,188
  55,300 Mack CA Realty Corp. .............     1,900,938
  59,000 Sun Communities, Inc. ............     1,954,375
 120,200 Unicapital Corp. .................     2,298,825
                                              -----------
                                               23,268,643
                                              -----------
         FOODS--2.6%
  31,600 Dean Foods........................     1,736,025
  20,200 Earthgrains Co. ..................     1,128,675
  61,200 International Multifoods Corp. ...     1,683,000
  22,100 Keebler Foods Co. ................       607,750
  43,700 Vlasic Foods International........       879,463
                                              -----------
                                                6,034,913
                                              -----------
         FREIGHT TRANSPORTATION--0.5%
  34,100 US Freightways Corp. .............     1,119,972
                                              -----------
         HEALTH CARE--DRUGS--1.0%
  39,600 Biovail Corp. International.......     1,267,200
         Weider Nutrition International,
  69,200  Inc. ............................     1,176,400
                                              -----------
                                                2,443,600
                                              -----------
         HEALTH CARE--MEDICAL PROPERTY/SUPPLIES--4.2%
  44,700 Allegiance Corp. .................     2,290,875
  91,300 Conmed Corp. .....................     2,099,900
  50,000 DVI, Inc. ........................     1,275,000
  77,300 Dentsply International, Inc. .....     1,932,500
  59,200 Invacare Corp. ...................     1,517,000
  25,600 Sola International, Inc. .........       836,800
                                              -----------
                                                9,952,075
                                              -----------
         HEALTH CARE--SERVICES--4.7%
  41,300 Alternative Resources Corp. ......     1,115,100
  46,800 Genesis Health Ventures, Inc. ....     1,170,000
  38,600 Healthcare & Retirement Corp. ....     1,522,288
  68,200 Healthplan Services Corp.(c)......     1,193,500
  67,200 Pharmerica, Inc. .................       810,600
 126,500 Phycor, Inc. .....................     2,095,156
  72,050 Sierra Health Services, Inc. .....     1,814,759
  60,343 Vitalink Pharmacy Services, Inc. .     1,331,317
                                              -----------
                                               11,052,720
                                              -----------
 SHARES                                        VALUE (A)

         HOUSEHOLD PRODUCTS--0.8%
  68,700 Dial Corp. New....................   $ 1,781,906
                                              -----------
         INSURANCE--6.5%
  41,300 Capital Re Corp. .................     2,958,113
  61,100 Everest Reinsurance Holdings......     2,348,531
  16,300 Horace Mann Educators.............       562,350
  71,200 Protective Life Corp. ............     2,612,150
  55,600 Reinsurance Group of America, Inc.     3,287,350
 125,100 Reliance Group of America.........     2,189,250
  36,000 Trigon Healthcare, Inc. ..........     1,302,750
                                              -----------
                                               15,260,494
                                              -----------
         LEISURE TIME/PRODUCTS--0.6%
  90,200 Midway Games, Inc. ...............     1,409,375
                                              -----------
         MANUFACTURING--DIVERSIFIED--3.4%
  72,500 Mascotech, Inc. ..................     1,740,000
  54,500 Pentair, Inc......................     2,316,250
  81,800 Premark International, Inc. ......     2,638,050
  25,600 Smith A O Corp. ..................     1,323,200
                                              -----------
                                                8,017,500
                                              -----------
         MANUFACTURING--SPECIAL--3.0%
  54,700 Cognex Corp. .....................     1,011,950
  63,400 Federal Signal Corp. .............     1,541,413
  63,800 Hussmann International, Inc. .....     1,184,288
  24,600 Millipore Corp. ..................       670,350
  93,800 Regal Beloit Corp. ...............     2,673,300
                                              -----------
                                                7,081,301
                                              -----------
         METALS & MINING--1.9%
  89,100 Agnico Eagle Mines, Ltd. .........       490,050
  41,300 Chart Industries, Inc. ...........       986,038
  62,300 Imco Recycling, Inc. .............     1,152,550
  43,300 Lone Star Technologies, Inc. .....       660,325
  74,100 Worthington Industries, Inc. .....     1,116,131
                                              -----------
                                                4,405,094
                                              -----------
         NATURAL GAS PIPELINES--1.3%
  58,400 Eastern Enterprises...............     2,503,900
  28,800 Public Service Co. N.C., Inc. ....       626,400
                                              -----------
                                                3,130,300
                                              -----------
         OFFICE EQUIPMENT--2.4%
  72,000 Bell & Howell Co. ................     1,858,500
  37,300 Hon Industries....................     1,268,200
  70,900 National Computer Systems, Inc. ..     1,701,600
  32,700 Wallace Computer Services, Inc. ..       776,625
                                              -----------
                                                5,604,925
                                              -----------

         OIL & GAS--DRILLING EQUIPMENT--2.0%
  19,700 Atwood Oceanics, Inc. ............       784,306
  77,200 IRI International Corp. ..........       829,900


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


 SHARES                                             VALUE (A)

         OIL & GAS--DRILLING EQUIPMENT--(CONTINUED)
  45,900 Key Energy Corp. ......................   $   602,438
  29,800 National Oilwell, Inc. ................       793,650
  54,900 Offshore Logistics, Inc. ..............       974,475
  13,400 Veritas DGC, Inc. .....................       669,163
                                                   -----------
                                                     4,653,932
                                                   -----------
         OIL & GAS--EXPLORATION PRODUCTS--2.1%
  73,900 Forcenergy, Inc. ......................     1,316,344
  65,700 Lomak Petroleum, Inc.(c)...............       687,831
  54,600 Plains Resources, Inc. ................       975,975
  98,500 Vintage Petroleum, Inc.(c).............     1,859,188
                                                   -----------
                                                     4,839,338
                                                   -----------
         PAPER & FOREST PRODUCTS--0.5%
  29,900 Chesapeake Corp. ......................     1,164,231
                                                   -----------
         RESTAURANTS--0.4%
  31,200 Cracker Barrel Old Country Store.......       990,600
                                                   -----------
         RETAIL--FOOD CHAINS--0.8%
  43,300 Hannaford Bros. Co. ...................     1,905,200
                                                   -----------
         RETAIL--GENERAL MERCHANDISE--1.2%
  37,900 BJ's Wholesale Club, Inc. .............     1,539,688
  43,100 Saks Holdings, Inc. ...................     1,190,638
                                                   -----------
                                                     2,730,326
                                                   -----------
         RETAIL--SPECIALTY--4.3%
  83,300 Burlington Coat Factory Warehouse......     1,874,250
  70,400 Claire's Stores, Inc. .................     1,443,200
  31,700 Family Dollar Stores, Inc. ............       586,450
 114,300 Heilig Meyers Co. .....................     1,407,319
 102,100 Office Max, Inc. ......................     1,684,650
  63,500 Petco Animal Supplies..................     1,266,031
  50,100 United Auto Group, Inc. ...............     1,095,922
  22,000 Wet Seal, Inc. ........................       704,000
                                                   -----------
                                                    10,061,822
                                                   -----------
         SERVICES/FACILITY ENVIRONMENT--0.4%
  31,900 Southern California Water Co. .........       865,288
                                                   -----------
         SPECIALTY PRINTING--1.5%
  72,600 Banta Corp. ...........................     2,241,525
  49,500 Cadmus Communications Corp. ...........     1,200,375
                                                   -----------
                                                     3,441,900
                                                   -----------

 SHARES                                              VALUE (A)

         TELEPHONE--0.8%
  70,600 Alliant Communications, Inc. ..........   $ 1,937,088
                                                   -----------
         TEXTILE & APPAREL--0.9%
  42,400 Burlington Industries, Inc. ...........       596,250
  11,900 Oshkosh B Gosh, Inc. ..................       529,550
  67,000 Stride Rite Corp. .....................     1,009,188
   1,400 Timberland Co. ........................       100,713
                                                   -----------
                                                     2,235,701
                                                   -----------
         WASTE MANAGEMENT--0.5%
  68,950 World Fuel Services Corp. .............     1,193,697
                                                   -----------
         Total Common Stocks
          (Identified Cost $200,347,419)........   214,956,122
                                                   -----------

SHORT-TERM INVESTMENTS--8.9%

    FACE
   AMOUNT                                           VALUE (A)
 $11,407,856 Associates Corp. of North America,
              5.950%, 7/01/98...................  $ 11,407,856
   9,700,000 Chevron Oil Finance Co.
              5.350%, 7/01/98...................     9,700,000
                                                  ------------
             Short-Term Investments
              (Identified Cost $21,107,856).....    21,107,856
                                                  ------------
             Total Investments--100.0%
              (Identified Cost $221,455,275)(b).   236,063,978
             Other assets less liabilities......       (85,719)
                                                  ------------
             TOTAL NET ASSETS--100%.............  $235,978,259
                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
  At June 30,1998 the net unrealized appreciation on investments based on cost of $221,455,275 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost................................  $ 27,289,608
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value..............................   (12,680,905)
                                                  ------------
   Net unrealized appreciation..................  $ 14,608,703
                                                  ============
(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)


ASSETS
 Investments at value.................................             $236,063,978
 Receivable for:
 Fund shares sold.....................................                  711,803
 Securities sold......................................                1,192,669
 Dividends and interest...............................                  347,509
                                                                   ------------
                                                                    238,315,959
LIABILITIES
 Payable for:
 Securities purchased.................................  $1,615,277
 Fund shares redeemed.................................     491,479
 Accrued expenses:
 Management fees......................................     185,088
 Deferred trustees' fees..............................       3,783
 Other expenses.......................................      42,073
                                                        ----------
                                                                      2,337,700
                                                                   ------------
                                                                   $235,978,259
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in......................................             $212,852,710
 Undistributed net investment income..................                  933,290
 Accumulated net realized gains.......................                7,583,556
 Unrealized appreciation on investments...............               14,608,703
                                                                   ------------
NET ASSETS............................................             $235,978,259
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($235,978,259 divided by 1,445,185 shares of
 beneficial interest).................................             $     163.29
                                                                   ============
Identified cost of investments........................             $221,455,275
                                                                   ============

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME
 Dividends...........................................              $1,311,052(a)
 Interest............................................                 697,818
                                                                   ----------
                                                                    2,008,870
EXPENSES
 Management fees.....................................  $1,111,006
 Trustees' fees and expenses.........................      10,386
 Custodian...........................................      46,355
 Audit and tax services..............................       6,500
 Legal...............................................       4,541
 Printing............................................      42,459
 Insurance...........................................       4,073
 Miscellaneous.......................................       2,264
                                                       ----------
  Total expenses.....................................   1,227,584
  Less expenses assumed by the investment adviser....    (116,577)  1,111,007
                                                       ----------  ----------
NET INVESTMENT INCOME................................                 897,863
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Realized gain on:
 Investments--net....................................               5,687,510
 Unrealized depreciation on:
 Investments--net....................................              (1,579,037)
                                                                   ----------
Net gain on investment transactions..................               4,108,473
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........              $5,006,336
                                                                   ==========

(a) Net of foreign taxes of: $195.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                    SIX MONTHS
                                                      YEAR ENDED      ENDED
                                                     DECEMBER 31,    JUNE 30,
                                                         1997          1998
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  1,362,282  $    897,863
 Net realized gain on investments..................    22,598,381     5,687,510
 Unrealized appreciation (depreciation) on
  investments......................................     5,981,132    (1,579,037)
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    29,941,795     5,006,336
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................    (1,336,197)            0
 Net realized gain on investments..................   (21,404,296)            0
                                                     ------------  ------------
                                                      (22,740,493)            0
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................   117,472,557    59,004,550
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     1,336,197             0
 Distributions from net realized gain..............    21,404,296             0
                                                     ------------  ------------
                                                      140,213,050    59,004,550
 Cost of shares redeemed...........................   (36,502,923)  (28,138,081)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................   103,710,127    30,866,469
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................   110,911,429    35,872,805
NET ASSETS
 Beginning of the period...........................    89,194,025   200,105,454
                                                     ------------  ------------
 End of the period.................................  $200,105,454  $235,978,259
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period.................................  $     35,427  $    933,290
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       721,830       356,601
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         8,598             0
 Distributions from net realized gain..............       137,451             0
                                                     ------------  ------------
                                                          867,879       356,601
 Redeemed..........................................      (226,920)     (170,546)
                                                     ------------  ------------
 Net change........................................       640,959       186,055
                                                     ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          MAY 2, 1994(A)
                             THROUGH       YEAR     YEAR      YEAR    SIX MONTHS ENDED
                           DECEMBER 31,    ENDED    ENDED    ENDED        JUNE 30,
                               1994        1995     1996      1997          1998
                          --------------  -------  -------  --------  ----------------
Net Asset Value,
 Beginning of period....     $100.00      $ 96.61  $118.80  $ 144.29      $ 158.92
                             -------      -------  -------  --------      --------
Income From Investment
 Operations
 Net Investment Income..        0.14         0.85     1.05      1.22          0.62
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       (3.38)       26.93    35.03     34.11          3.75
                             -------      -------  -------  --------      --------
 Total From Investment
  Operations............       (3.24)       27.78    36.08     35.33          4.37
                             -------      -------  -------  --------      --------
Less Distributions
 Distributions From Net
  Investment Income.....       (0.15)       (0.78)   (1.03)    (1.21)         0.00
 Distributions From Net
  Realized Capital
  Gains.................        0.00        (4.81)   (9.56)   (19.49)         0.00
                             -------      -------  -------  --------      --------
 Total Distributions....       (0.15)       (5.59)  (10.59)   (20.70)         0.00
                             -------      -------  -------  --------      --------
Net Asset Value, End of
 period.................     $ 96.61      $118.80  $144.29  $ 158.92      $ 163.29
                             =======      =======  =======  ========      ========
TOTAL RETURN (%)........       (3.23)(b)    28.88    30.67     24.85          2.75(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        1.00 (c)     1.00     1.00      1.00          1.00(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.32 (c)     1.26     1.15      0.97          0.81(c)
Portfolio Turnover Rate
 (%)....................          80 (c)       98       62        87            98(c)
Net Assets, End of
 period (000)...........     $ 3,105      $27,741  $89,194  $200,105      $235,978
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............        2.31 (c)     1.91     1.29      1.14          1.10(c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES
PORTFOLIO MANAGER: FRANCINE BOVICH
MORGAN STANLEY ASSET MANAGEMENT INC.

[PHOTO OF FRANCINE BOVICH APPEARS HERE]

Q. HOW DID THE SERIES PERFORM OVER THE FIRST HALF OF THE YEAR?

A. The Morgan Stanley International Magnum Equity Series returned 17.96%, outperforming the Lipper Variable Products International Fund Average, which returned 16.3%, and the MSCI EAFE Index/18/, which returned 15.93%, over the first six months of the year. Our regional allocation contributed to perfor-mance as we have continued to reduce exposure to Asia and Japan and increase European holdings. However, we did miss a short-lived rally in Japan and Asia at the beginning of the year. The performance of our stock selection in Europe was mixed, as we were underweighted in the bank and insurance sectors, which were among the stronger performers, but were rewarded by strong performance among our cyclical stocks in the second quarter. Our stock selection continues to be strong in Japan, where we are still avoiding banks and domestic-oriented companies in favor of exporters. Country-specific factors dominated the Asian markets, thereby limiting the impact of stock selection. Currency hedging, where we have hedged exposure to the yen and the deutschemark, both of which depreciated versus the dollar, added to performance.

Among top performers for the six months were Dyckerhoff, a German cement com-pany, Metro AG, a German retailer, and Metra Oy, a Finnish conglomerate that makes diesel engines and bathroom ceramics. Volkswagen was also a big contrib-utor to performance as it represents one of the portfolio's largest positions.

Q. HOW DID YOU MANAGE THE SERIES DURING THE FIRST HALF OF THE YEAR?

A. The first half of 1998 was terrific for the European markets, as the MSCI Europe Index/19/ rose 26.5% during the first six months of the year. The markets continue to surge as investor optimism surrounding the European Mone-tary Union (EMU), an improving European economic backdrop and the turbulence in Asia and Japan have made the European markets the most attractive in the world. We had increased our European holdings during the first quarter of the year, and now have about three-quarters of the portfolio invested there. Our holdings in Europe are dominated by cyclical stocks, which performed well given the improvement in economic activity. We also held our underweights in Japan and in Asia, which benefited the portfolio as the MSCI Japan Index/20/ and the MCSI Pacific Free ex Japan Index/21/ fell 4.5% and 22.6%, respec-tively, over the first six months of the year. The Japanese economy remains in the doldrums, and the government lacks the political will to implement much needed reforms to the banking sector and to reduce income taxes. We are focus-ing our portfolio on exporters, which are less sensitive to the domestic econ-omy and that will benefit from the devaluation of the yen. In Asia, gains dur-ing the first quarter were more than offset by losses during the second quar-ter as the economies there continued to falter. The portfolio holds less than 2% of total assets in Asian markets outside of Japan, and so is largely pro-tected from volatility in those countries.

Q. WHAT IS YOUR CURRENT OUTLOOK FOR THE MONTHS AHEAD?

A. The outlook for the European markets remains positive, although valuations are high relative to historical levels. Nonetheless, the markets' current val-uations have come on the back of some fundamental changes which justify these higher valuations. Earnings expectations have bottomed and now are rising, and increased restructurings, share buy-backs, mergers and acquisitions, and lower interest rates are all positive for equities. We expect that economic activity in Europe will continue to strengthen, with France, the Netherlands, Italy and Spain best positioned to benefit. European markets are being helped by in-creasing fund flows into the markets as Europeans discover the joys of equity investing. Additionally, falling interest rates ahead of the European Monetary Union convergence, declining income tax rates and increasing consumer spending are also expected to provide support for the European markets. With commodity and import prices low as a result of the turmoil in Asia, inflation risks re-main at bay. As a result of all of these factors, we expect that Europe will outperform relative to world markets in the coming months and expect to add to our European holdings.

We will maintain our underweight positions in Japan and Asia pending signs of improvement in that region. Specifically, we will carefully monitor political developments in Japan, as the choice of a new prime minister may signal the future policies that will be implemented. We will continue to look for signs that the bad debt crisis is being addressed, and would view any permanent tax cut or other stimulative policy as a positive move. Without stability and growth in Japan, we believe opportunities for regional growth throughout Asia will be limited.

A $10,000 Investment Compared to the EAFE Index/18/

Average Annual Total Return

              International Magnum      Lipper Variable Products
                 Equity Series       International Fund Average/12/

6 months*            18.0%                      16.3%
1 year                8.0%                       9.4%
3 year                9.4%                      15.4%
Since Inception       8.6%                       n/a

 *not annualized


                           [LINE GRAPH APPEARS HERE]

                          International Equity          EAFE
             10/31/94            10,000                10,000
               Dec-94            10,260                 9,555
               Dec-95            10,879                10,455
               Dec-96            11,627                10,915
               Dec-97            11,476                11,476
              6/30/98            13,537                13,322

[X]     FUND FACTS

GOAL: Long-term capital appreciation through investment primarily in international equity securities.

START DATE: October 31, 1994

SIZE: $69 million as of June 30, 1998

MANAGER: Francine Bovich has managed the Morgan Stanley International Magnum Equity Series since May 1997. Ms. Bovich is a Managing Director of Morgan Stanley Asset Management Inc.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--89.8% OF TOTAL NET ASSETS


 SHARES                                                               VALUE (A)

         AUSTRIA--0.6%
   6,300 Bochler Uddeholm.........................................   $   416,608
                                                                     -----------
         AUSTRALIA--1.6%
  22,000 Australia & New Zealand Bank.............................       152,133
   5,600 Brambles Industries, Ltd. ...............................       110,161
  15,500 Commonwealth Bank........................................       181,271
   5,050 Lend Lease Corp. ........................................       102,351
   7,950 National Australia Bank, Ltd. ...........................       105,115
  29,000 News Corp., Ltd. ........................................       237,263
  12,300 Seven Network, Ltd. .....................................        37,107
  69,800 Telstra Corp. ...........................................       179,379
                                                                     -----------
                                                                       1,104,780
                                                                     -----------
         BELGIUM--0.8%
  10,000 GB Inno..................................................       564,668
                                                                     -----------
         DENMARK--1.5%
   8,800 BG Bank AS...............................................       545,627
   5,480 Unidanmark...............................................       492,997
                                                                     -----------
                                                                       1,038,624
                                                                     -----------
         FINLAND--5.1%
   6,780 Huhtamaki OY 'I' Free....................................       388,415
   3,905 Kone OY Series B.........................................       548,590
  55,000 Merita Ltd Series A......................................       363,252
  17,550 Metra OY Series B........................................       576,349
  10,750 Partek OY................................................       186,324
  21,708 Rauma OY.................................................       445,562
  42,300 Rautaruukki OY...........................................       324,135
   5,650 Sampo Insurance Co., Ltd. ...............................       268,014
  22,000 Valmet OY................................................       379,708
                                                                     -----------
                                                                       3,480,349
                                                                     -----------
         FRANCE--9.3%
   1,200 Alcatel Alsthom..........................................       244,339
     530 Bongrain S.A. ...........................................       266,153
   3,921 Cie de St. Gobain........................................       727,036
   5,840 France Telecommunication.................................       402,812
   2,700 Groupe Danone............................................       744,480
   5,600 Elf Aquitaine............................................       787,336
   5,100 Lafarge-Coppee...........................................       527,234
  10,600 Legris...................................................       496,187
   4,240 Michelin Series B........................................       244,762
   4,900 Rohne-Poulenc S.A. Series A..............................       276,379
   3,300 Scor.....................................................       209,331
   5,000 SGS Thomson Microelectronics.............................       354,384
   6,130 Total S.A. Series B......................................       796,960
     900 Union Assure Federales...................................       141,869
   9,500 Usinor...................................................       146,766
                                                                     -----------
                                                                       6,366,028
                                                                     -----------
         GERMANY--12.1%
  18,010 Basf AG..................................................       856,335
  11,500 Bayer AG.................................................       595,581
   5,400 Bayer Vereins Bank.......................................   $   458,122
   1,370 Buderus AG...............................................       683,766
   1,660 Dyckerhoff AG Preferred..................................       648,923
  13,700 Gerresheimer Glas........................................       204,347
   4,500 Hornbach Hldg AG Preferred...............................       411,711
   7,110 Metro AG.................................................       429,726
   7,110 Metro AG Rights..........................................            39
   2,130 Philipp Holzmann.........................................       507,860
   3,680 Plettac AG...............................................       516,255
   1,140 Sudzucker AG Preferred...................................       693,438
  10,710 Veba AG..................................................       720,651
     990 Viag AG..................................................       681,793
     958 Volkswagen...............................................       925,889
                                                                     -----------
                                                                       8,334,436
                                                                     -----------
         GREAT BRITAIN--17.9%
 180,000 Aegis Group..............................................       291,530
  28,096 Bank of Ireland..........................................       576,070
  44,372 Bank of Scotland.........................................       497,130
  96,005 BG PLC...................................................       555,438
  47,200 British Telecom PLC......................................       583,193
  74,825 BTR PLC..................................................       212,390
  43,600 Bunzl PLC................................................       205,293
  31,100 Burmah Castrol PLC.......................................       554,588
  19,200 Capital Radio............................................       227,854
  64,400 Charter PLC..............................................       673,130
  13,400 Commercial Union PLC.....................................       250,141
     400 Danka Business Systems PLC...............................         1,269
  43,964 Diageo PLC...............................................       521,187
  45,000 Glynwed International....................................       185,211
  36,500 Greal Universal Stores PLC...............................       481,458
  12,900 Halma PLC................................................        26,679
  82,500 Imperial Tobacco Group...................................       608,857
  70,000 Lonrho PLC...............................................       328,430
  33,050 Lonrho Africa PLC........................................        40,560
 181,700 Medeva...................................................       515,754
  14,600 P and O Steam Navigation Co. ............................       210,379
  56,000 Premier Farnell PLC......................................       285,185
 684,100 Premier Cons Oilfields LTD...............................       482,597
  43,300 Reckitt and Colman.......................................       827,089
   8,100 RMC Group PLC............................................       140,520
  85,854 Royal Sun Alliance Insurance.............................       888,056
 164,000 Scapa Group..............................................       520,278
  59,600 SIG PLC..................................................       224,902
  23,000 Tate and Lyle PLC........................................       182,511
  18,700 Unilever PLC.............................................       199,205
  23,800 Westminster Health Care Holdings.........................       126,370
 136,500 WPP Group PLC............................................       895,132
                                                                     -----------
                                                                      12,318,386
                                                                     -----------
         HONG KONG--0.9%
  18,500 China Light & Power Co. .................................        84,286
  93,700 Hong Kong & China Gas....................................       103,327

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


 SHARES                                                               VALUE (A)

         HONG KONG--(CONTINUED)
  28,000 Hong Kong Electric Holdings..............................   $    86,732
  51,200 Hong Kong Telecommunications.............................        96,149
   3,200 HSBC Holdings PLC........................................        78,265
  15,000 Hutchison Whampoa........................................        79,182
  30,000 LI & Fung, Ltd. .........................................        48,400
  17,000 Television Broadcasts....................................        44,979
                                                                     -----------
                                                                         621,320
                                                                     -----------
         ITALY--3.4%
 130,760 Magneti Marelli Spa......................................       287,021
  24,350 Marzotto & Figli.........................................       371,400
  59,450 Mediaset.................................................       379,603
  89,600 Sogefi...................................................       300,053
 200,912 Telecom Italia Spa.......................................       973,039
                                                                     -----------
                                                                       2,311,116
                                                                     -----------
         JAPAN--13.2%
  24,000 Amada, Ltd. .............................................       117,162
   2,000 Autobacs Seven Co. ......................................        57,424
  11,000 Canon....................................................       250,597
  18,000 Casio Computer Co. ......................................       167,802
  13,000 Dai Nippon Printing......................................       208,252
  51,000 Daicel Chemical Inds. ...................................       108,440
  31,000 Daifuku Co. .............................................       115,911
  29,000 Daikin Industries........................................       187,503
   3,000 Familymart Co., Ltd. ....................................       114,558
   9,000 Fuji Machine Manufacturing...............................       239,531
   7,000 Fuji Photo Film, Ltd. ...................................       244,522
  18,000 Fujitec Co. .............................................       109,351
  26,000 Fujitsu, Ltd. ...........................................       274,535
  45,000 Furukawa Electric Co. ...................................       151,985
  10,000 Hitachi Credit Corp. ....................................       168,873
  38,000 Hitachi, Ltd. ...........................................       248,716
  15,000 Inabata and Co. .........................................        46,431
  28,000 Kaneka Corp. ............................................       147,827
  12,000 Kurita Water Industries..................................       142,330
   3,000 Kyocera Corp. ...........................................       147,103
  10,000 Kyudenko Corp. ..........................................        65,669
   8,000 Lintec Corp. ............................................        70,008
  17,000 Matsushita Electric Industries...........................       274,174
  59,000 Mitsubishi Chemical Industries...........................       107,102
  17,000 Mitsubishi Estate........................................       149,996
  49,000 Mitsubishi Heavy Industries..............................       185,695
  14,000 Mitsumi Electric.........................................       248,065
   6,000 Murata Manufacturing.....................................       195,270
  27,000 NEC Corp. ...............................................       252,484
  10,000 Nifco, Inc. .............................................        79,554
   4,000 Nintendo, Ltd. ..........................................       371,736
      33 Nippon Telephone & Telegraph Corp. ......................       274,463
  56,000 Nissan Motors............................................       176,987
  13,000 Nissha Printing Co. .....................................        79,916
   6,000 ONO Pharmaceutical.......................................       144,066

 SHARES                                                               VALUE (A)

         JAPAN--(CONTINUED)
  26,000 Ricoh Co. ...............................................   $   274,723
   6,000 Rinnai Corp. ............................................        91,126
   5,000 Sangetsu.................................................        64,729
  11,000 Sankyo Co. ..............................................       251,392
  19,000 Sanwa Shutter Corp. .....................................        83,822
  19,000 Sekisui Chemical.........................................        97,563
  16,000 Sekisui House............................................       124,394
   5,000 Shimamura, Ltd. .........................................       135,604
  25,000 Shin-Estu Polymer Co. ...................................       101,251
   4,500 Sony Corp. ..............................................       388,913
   9,000 Sumitomo Marine and Fire.................................        50,510
  14,000 Suzuki Motor.............................................       127,577
   3,000 TDK Corp. ...............................................       222,391
   7,000 Tokyo Electron, Ltd. ....................................       215,159
  76,000 Toshiba Corp. ...........................................       311,651
     300 Toto.....................................................         1,829
  10,000 Toyota Motor Corp. ......................................       259,638
  35,000 Tsubakimoto Chain........................................       117,705
  11,000 Yamaha Corp. ............................................       107,399
  10,000 Yamanouchi Pharmacy......................................       209,011
                                                                     -----------
                                                                       9,160,425
                                                                     -----------
         MALAYSIA--0.1%
   3,000 Carlsberg Brewery........................................         9,108
  16,000 Guinness Anchor..........................................        16,963
   5,000 Nestle Malay.............................................        22,649
   5,000 Rothmans of Pall Mall....................................        34,636
                                                                     -----------
                                                                          83,356
                                                                     -----------
         NETHERLANDS--4.7%
  15,100 ABN Amro Holdings........................................       353,590
   3,200 Akzo Nobel NV............................................       711,863
  15,168 Ing Groep NV.............................................       993,913
  16,400 KNP BT (Kon) NV..........................................       423,564
   3,600 Koninklijke Bijenkorf Behee..............................       252,367
   5,300 Philips Electronics......................................       445,849
                                                                     -----------
                                                                       3,181,146
                                                                     -----------
         NEW ZEALAND--0.1%
  36,000 AMP Office Trust.........................................        16,859
   2,000 Fletcher Challenge Forests Division......................         1,124
   5,900 Telecom Corp. of New Zealand.............................        24,376
   2,000 Telecom Corp. of New Zealand Instalment..................         4,288
                                                                     -----------
                                                                          46,647
                                                                     -----------
         NORWAY--1.0%
  30,000 Saga Petroleum Series B..................................       424,685
   8,450 Sparebanken Primary Cap..................................       242,547
                                                                     -----------
                                                                         667,232
                                                                     -----------
         SINGAPORE--0.2%
   3,800 Creative Technology......................................        46,232
  16,000 Natsteel Electronics, Ltd. ..............................        26,872

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)

         SINGAPORE--(CONTINUED)
  14,000 United Overseas Bank.....................................   $    43,620
  13,000 Venture Manufacturing....................................        24,688
                                                                     -----------
                                                                         141,412
                                                                     -----------
         SPAIN--3.5%
  13,400 Banco Bilboa Vizcaya.....................................       687,695
  49,700 Iberdrola S.A. ..........................................       806,997
   8,063 Telefonica de Espana.....................................       372,786
  39,280 Uralita S.A. ............................................       559,679
                                                                     -----------
                                                                       2,427,157
                                                                     -----------
         SWEDEN--6.5%
  17,000 Autoliv, Inc. ...........................................       543,506
   1,270 Balder AB................................................        12,659
  12,300 BT Industries AB.........................................       248,282
  25,200 Esselte AB Series B......................................       584,504
 134,900 Nordbanken AS............................................       989,424
  10,100 Pharmacia and Upjohn.....................................       464,732
  27,400 PLM AB...................................................       432,849
   1,100 SKF AB...................................................        19,997
  11,800 Spectra Physics AB.......................................       188,628
  16,600 Svedala Industries.......................................       385,030
  12,700 Svenska Handelsbk........................................       589,142
                                                                     -----------
                                                                       4,458,753
                                                                     -----------
         SWITZERLAND--7.3%
      18 Ascom Holding AG.........................................        33,283
     287 Bobst AG.................................................       528,779
   1,120 Forbo Holdings...........................................       570,983
     725 Holderbk Financiere Glarus...............................       924,024
     520 Nestle S.A. .............................................     1,114,654
     341 Richemont Series A.......................................       446,995

   SHARES                                                            VALUE (A)

            SWITZERLAND--(CONTINUED)
        150 Schindler Holding AG.................................   $   232,781
        172 Schindler Holding Ptg. AG............................       262,379
        520 Sig Schweiz Industry Holding AG......................       424,090
      1,900 Valora Holding AG....................................       501,882
                                                                    -----------
                                                                      5,039,850
                                                                    -----------
            Total Common Stocks
             (Identified Cost $54,618,175).......................    61,762,293
                                                                    -----------

BONDS & NOTES--0.0%

    FACE
   AMOUNT
            NEW ZEALAND
 $   36,000 AMP Office Trust, 7.500%, 6/30/03....................        16,297
                                                                    -----------
            Total Bonds
             (Identified Cost $21,310)...........................        16,297
                                                                    -----------

SHORT-TERM INVESTMENT--9.2%

 $6,327,000 Repurchase Agreement with State Street Corp. dated
             6/30/98 at 5% to be repurchased at $6,327,879 on
             7/01/98 collateralized by $4,915,000 U.S. Treasury
             Note 8.125% due 8/15/19 with a value of $6,456,256..     6,327,000
                                                                    -----------
            Total Short-Term Investments
             (Identified Cost $6,327,000)........................     6,327,000
                                                                    -----------
            Total Investments--99.0%
             (Identified Cost $60,966,485)(b)....................    68,105,590
            Other assets less liabilities........................       697,212
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $68,802,802
                                                                    ===========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

FORWARD CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                    LOCAL    AGGREGATE              UNREALIZED
                        DELIVERY  CURRENCY      FACE      TOTAL    APPRECIATION/
                          DATE     AMOUNT      VALUE      VALUE    DEPRECIATION
Deutsch Mark (sold)...  07/14/98   1,099,500 $  604,154 $  610,189    $(6,035)
Deutsch Mark (sold)...  08/14/98   1,100,000    623,053    611,592     11,461
Deutsch Mark (sold)...  09/14/98     130,000     72,069     72,407       (338)
Japanese Yen (bought).  07/16/98 135,758,016    985,611    984,186     (1,425)
Japanese Yen (bought).  08/19/98   8,068,574     58,860     58,780        (80)
Japanese Yen (sold)...  08/19/98 110,485,760    836,000    804,899     31,101
Japanese Yen (sold)...  09/10/98 207,376,000  1,516,904  1,515,481      1,423
Japanese Yen (sold)...  07/16/98 135,758,016  1,060,000    984,186     75,814
Japanese Yen (sold)...  09/28/98 216,726,020  1,591,000  1,587,971      3,029
Japanese Yen (sold)...  10/26/98 293,363,500  2,075,000  2,158,424    (83,424)
Swiss Franc (sold)....  07/21/98     744,000    502,703    492,355     10,348
                                                                      -------
                                                                      $41,874
                                                                      =======

TEN LARGEST INDUSTRY HOLDINGS AT JUNE 30, 1998

       Banking & Financial
     1 Services                  14.41%
     2 Electronics               13.60%
     3 Energy                     8.49%
       Real Estate &
     4 Construction               8.43%
       Manufacturing &
     5 Machinery                  8.01%
     6 Telecommunications         7.62%
       Business Services &
     7 Supplies                   5.92%
       Broadcasting &
     8 Publishing                 5.85%
     9 Food Beverage & Tobacco    5.04%
       Chemicals &
    10 Pharmaceuticals            4.83%

(a) See Note 1A.
(b) Federal Tax Information:
  At June 30,1998 the net unrealized appreciation on investments based on cost of $60,966,485 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost........   $ 9,818,187
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value........    (2,679,082)
                                                                   -----------
     Net unrealized appreciation................................   $ 7,139,105
                                                                   ===========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 1998 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 1998
                                          (UNAUDITED)

ASSETS
 Investments at value.....................................           $68,105,590
 Cash.....................................................                   403
 Foreign cash at value (Cost $371,342)....................               374,747
 Receivable for:
 Fund shares sold.........................................                65,481
 Securities sold..........................................               564,934
 Open forward currency contracts--net.....................                41,874
 Dividends and interest...................................               136,061
 Foreign taxes............................................               114,591
 Unamortized organization expense.........................                 2,680
                                                                     -----------
                                                                      69,406,361
LIABILITIES
 Payable for:
 Securities purchased.....................................  $298,710
 Fund shares redeemed.....................................   164,174
 Withholding taxes........................................    10,551
 Miscellaneous............................................    23,772
 Accrued expenses:
 Management fees..........................................    40,054
 Deferred trustees' fees..................................     5,060
 Other expenses...........................................    61,238
                                                            --------
                                                                         603,559
                                                                     -----------
                                                                     $68,802,802
                                                                     ===========
NET ASSETS
 Net Assets consist of:
 Capital paid in..........................................           $59,846,621
 Undistributed net investment income......................               465,315
 Accumulated net realized gains...........................             1,208,767
 Unrealized appreciation on investments, forward contracts
  and foreign currency....................................             7,282,099
                                                                     -----------
NET ASSETS................................................           $68,802,802
                                                                     ===========
Computation of offering price:
Net asset value and redemption price per share
 ($68,802,802 divided by 5,369,664 shares of beneficial
 interest)................................................           $     12.81
                                                                     ===========
Identified cost of investments............................           $60,966,485
                                                                     ===========

INVESTMENT INCOME
 Dividends...........................................              $  832,611(a)
 Interest............................................                 140,968
                                                                   ----------
                                                                      973,579
EXPENSES
 Management fees.....................................  $  271,071
 Trustees' fees and expenses.........................       7,280
 Custodian...........................................     106,966
 Audit and tax services..............................       8,786
 Legal...............................................       8,405
 Printing............................................      13,096
 Insurance...........................................       1,173
 Amortization of organization expenses...............         997
 Miscellaneous.......................................       1,537
                                                       ----------
  Total expenses.....................................     419,311
  Less expenses deferred by the investment adviser...     (27,762)    391,549
                                                       ----------  ----------
NET INVESTMENT INCOME................................                 582,030
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain on:
 Investments--net....................................     952,796
 Foreign currency transactions--net..................     668,229
                                                       ----------
 Total realized gain on investments and foreign
  currency transactions..............................   1,621,025
                                                       ----------
 Unrealized appreciation (depreciation) on:
 Investments--net....................................   7,697,908
 Foreign currency transactions--net..................    (339,345)
                                                       ----------
 Total unrealized appreciation on investments and
  foreign currency transactions......................   7,358,563
                                                       ----------
Net gain on investment transactions..................               8,979,588
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........              $9,561,618
                                                                   ==========

(a) Net of foreign taxes of: $114,742.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                    SIX MONTHS
                                                       YEAR ENDED      ENDED
                                                      DECEMBER 31,   JUNE 30,
                                                          1997         1998
                                                      ------------  -----------
FROM OPERATIONS
 Net investment income..............................  $    451,721  $   582,030
 Net realized gain on investments and foreign
  currency transactions.............................       392,080    1,621,025
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions.....    (1,984,775)   7,358,563
                                                      ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..    (1,140,974)   9,561,618
                                                      ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................      (401,271)           0
 Net realized gain on investments...................      (937,720)           0
                                                      ------------  -----------
                                                        (1,338,991)           0
                                                      ------------  -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................    31,343,810   15,019,772
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........       401,271            0
 Distributions from net realized gain...............       937,720            0
                                                      ------------  -----------
                                                        32,682,801   15,019,772
 Cost of shares redeemed............................   (16,560,469)  (8,813,141)
                                                      ------------  -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................    16,122,332    6,206,631
                                                      ------------  -----------
 TOTAL INCREASE IN NET ASSETS.......................    13,642,367   15,768,249
NET ASSETS
 Beginning of the period............................    39,392,186   53,034,553
                                                      ------------  -----------
 End of the period..................................  $ 53,034,553  $68,802,802
                                                      ============  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..................................  $   (116,715) $   465,315
                                                      ============  ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................     2,737,081    1,225,683
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........        36,467            0
 Distributions from net realized gain...............        86,482            0
                                                      ------------  -----------
                                                         2,860,030    1,225,683
 Redeemed...........................................    (1,465,482)    (741,142)
                                                      ------------  -----------
 Net change.........................................     1,394,548      484,541
                                                      ============  ===========

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          OCTOBER 31, 1994(A)                            SIX MONTHS
                                THROUGH        YEAR     YEAR     YEAR      ENDED
                             DECEMBER 31,      ENDED    ENDED    ENDED    JUNE 30,
                                 1994          1995     1996     1997       1998
                          ------------------- -------  -------  -------  ----------
Net Asset Value,
 Beginning of period....        $10.00        $ 10.23  $ 10.73  $ 11.29   $ 10.86
                                ------        -------  -------  -------   -------
Income From Investment
 Operations
 Net Investment Income..          0.03           0.09     0.06     0.08      0.11
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........          0.23           0.53     0.68    (0.23)     1.84
                                ------        -------  -------  -------   -------
 Total From Investment
  Operations............          0.26           0.62     0.74    (0.15)     1.95
                                ------        -------  -------  -------   -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.02)         (0.09)   (0.02)   (0.09)     0.00
 Distributions in Excess
  of Net Investment
  Income................          0.00          (0.03)    0.00     0.00      0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00           0.00    (0.16)   (0.08)     0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........          0.00           0.00     0.00    (0.11)     0.00
 Distributions From
  Paid-in Capital.......         (0.01)          0.00     0.00     0.00      0.00
                                ------        -------  -------  -------   -------
 Total Distributions....         (0.03)         (0.12)   (0.18)   (0.28)     0.00
                                ------        -------  -------  -------   -------
Net Asset Value, End of
 period.................        $10.23        $ 10.73  $ 11.29  $ 10.86   $ 12.81
                                ======        =======  =======  =======   =======
TOTAL RETURN (%)........          2.60(b)        6.03     6.87    (1.30)    17.96(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          1.30(c)        1.30     1.30     1.30      1.30(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.56(c)        1.29     0.67     0.96      1.93(c)
Portfolio Turnover Rate
 (%)....................             4(c)          89       64      115        34(c)
Net Assets, End of
 period (000)...........        $2,989        $16,268  $39,392  $53,035   $68,803
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          5.38(c)        3.12     1.66     1.59      1.39(c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGER: DAVID ALGER
FRED ALGER MANAGEMENT, INC.
[PHOTO OF DAVID ALGER]

Q. HOW DID THE SERIES PERFORM DURING THE FIRST HALF OF 1998?

A. The first quarter of 1998 proved very rewarding for investors in the U.S. equity market. Stocks that had been undeservedly oversold in the wake of the Asian crisis rebounded nicely. Inflation remained subdued, and the Federal Re-serve left interest rates unchanged. The post-Asian crisis earnings season came and went with some predictable casualties, but most companies got through it unscathed. As a result, the S&P 500 Index, the Lipper Variable Products Growth Fund Average and the Alger Equity Growth Series all posted positive double-digit returns during the first quarter.

The second quarter was much more challenging. Data from both Lipper and Morn-ingstar revealed that the average U.S. stock fund had a quarterly return of - 0.3%. Of the many domestic investment disciplines, large cap growth funds per-formed the best. The Lipper Variable Products Growth Fund Average realized a quarterly return of 2.42%. Buoyed by a strong June, the Alger Equity Growth Se-ries posted an enviable quarter of absolute and relative performance. A second quarter return of 8.98% capped an impressive six months and boosted the Series' year to date return to 26.05%, significantly outpacing the Lipper Variable Products Growth Fund Average's return of 16.2% over the same period.

Q. HOW DID YOU MANAGE THE SERIES DURING THE FIRST HALF OF THE YEAR?

A. The management of the Series remained unchanged, a research intensive, bot-tom-up approach focusing on rapidly growing large cap stocks. The Series re-mained fully invested throughout the period, with a cash position between 2%- 8%. Consistent cash inflows helped fuel investment opportunities and precluded the selling of core holdings in order to satisfy redemptions.

Performance relative to the Series' peer group and benchmark was enhanced in part by an overweighting of financial services and pharmaceutical stocks. Pro-pelled by stable earnings growth and lack of exposure to the Asian markets, pharmaceutical holdings continued their ascent. Many financial services hold-ings appreciated due to a strong stock market and speculation about potential consolidation. Value was also added in the month of June, as several of the stocks composing the Series' substantial technology position performed well. Examples of such stocks include Ciena, Microsoft and America On Line.

Q. WHAT IS YOUR CURRENT OUTLOOK FOR THE MONTHS AHEAD?

A. Looking ahead, we are very optimistic regarding the second half of the year. Given the sustained low levels of inflation, we continue to believe that the Federal Reserve will not raise interest rates for the rest of 1998. In fact, if the yield curve continues to flatten, it is conceivable that the Fed may be compelled to lower interest rates. This environment would justify a price- /earnings ratio for the stocks comprising the Dow Jones Industrial Average of 20 times next year's earnings. When this ratio is multiplied against our bot-tom-up, 1999 Dow earnings projection of $500, we feel the market could be at the 10,000 level by year-end--although predicting future levels of the market is a difficult business. Coupled with the heightened interest in growth stocks revealed in June, we feel the prospects for solid performance in the second half are strong.

A $10,000 Investment Compared to the S&P 500 Index/25/

Average Annual Total Return


                Alger Equity    Lipper Variable Products Growth
                Growth Series         Fund Average/10/
6 months*           26.1%                 16.2%
1 year              35.7%                 28.1%
3 year              26.3%                 25.6%
Since Inception     29.1%                  n/a

 *not annualized




                           [LINE GRAPH APPEARS HERE]


                               Alger Equity           S&P 500
                  10/31/94        10,000               10,000
                    Dec-94         9,580                9,794
                    Dec-95        14,245               13,461
                    Dec-96        16,122               16,544
                    Dec-97        20,254               22,055
                   6/30/98        25,530               25,952


[X] FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: October 31, 1994

SIZE: $295 million as of June 30, 1998

MANAGER: David D. Alger has managed the Alger Equity Growth Series since its inception in 1994. Mr. Alger is President and Chief Financial Officer of Fred Alger Management Inc., and has been portfolio manager of The Alger Growth Portfolio since 1986, The Alger American Fund Growth Portfolio since 1989 and the Alger Retirement Fund since 1993.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--94.3% OF TOTAL NET ASSETS

 SHARES                                                               VALUE (A)

         AEROSPACE--3.0%
 105,400 AMR Corp.(c).............................................   $ 8,774,550
                                                                     -----------
         BANKS--10.3%
  45,398 Banc One Corp............................................     2,533,776
 110,400 Bank of New York.........................................     6,699,900
  42,200 BankAmerica Corp.........................................     3,647,662
  53,000 BankBoston Corp..........................................     2,948,125
  57,400 Chase Manhattan Corp.....................................     4,333,700
  16,000 First Chicago NDB Corp...................................     1,418,000
  87,614 First Union Corp.........................................     5,103,516
  47,400 NationsBank Corp.........................................     3,626,100
                                                                     -----------
                                                                      30,310,779
                                                                     -----------
         BROADCASTING--0.9%
  86,000 CBS Corp.................................................     2,730,500
                                                                     -----------
         CASINOS & RESORTS--2.2%
 161,000 Carnival Corp............................................     6,379,625
                                                                     -----------
         COMMUNICATIONS--2.5%
 151,600 Worldcom, Inc.(c)........................................     7,343,125
                                                                     -----------
         COMMUNICATIONS EQUIPMENT--2.7%
  87,450 Cisco Systems, Inc.(c)...................................     8,050,866
                                                                     -----------
         COMMUNICATIONS SERVICES--0.5%
  28,600 Ascend Communications....................................     1,417,487
                                                                     -----------
         COMPUTER RELATED & BUSINESS EQUIPMENT--6.5%
  89,600 America Online(c)........................................     9,497,600
  46,900 Bay Networks, Inc.(c)....................................     1,512,525
 193,500 Compaq Computer Corp.....................................     5,490,563
  22,500 International Business Machines..........................     2,583,281
                                                                     -----------
                                                                      19,083,969
                                                                     -----------
         COMPUTER SOFTWARE--7.7%
  86,900 Compuware Corp...........................................     4,442,762
 167,300 HBO & Co.................................................     5,897,325
  86,400 Microsoft Corp...........................................     9,363,600
  60,450 Networks Associates(c)...................................     2,894,044
                                                                     -----------
                                                                      22,597,731
                                                                     -----------
         CONSUMER PRODUCTS--7.7%
  23,300 Black & Decker Corp......................................     1,421,300
  88,700 Masco Corp...............................................     5,366,350
  44,200 Mattel, Inc..............................................     1,870,212
  40,000 McKesson Corp............................................     3,250,000
  31,500 Newell Co................................................     1,569,094
 144,040 Tyco International, Ltd..................................     9,074,520
                                                                     -----------
                                                                      22,551,476
                                                                     -----------
         CONTAINERS--0.9%
  58,000 Owens-Illinois(c)........................................     2,595,500
                                                                     -----------

 SHARES                                                               VALUE (A)

         FINANCIAL SERVICES--8.8%
  56,400 Federal Home Loan Mortgage Corp..........................   $ 2,654,325
  30,500 H & R Block, Inc.........................................     1,284,812
 113,700 Household International..................................     5,656,575
  93,450 Morgan Stanley Dean Witter...............................     8,538,994
 126,300 Travelers Group..........................................     7,656,938
                                                                     -----------
                                                                      25,791,644
                                                                     -----------
         HEALTH CARE--2.4%
  44,100 Cardinal Health..........................................     4,134,375
  25,000 Elan PLC (ADR)(d)........................................     1,607,812
  23,200 Medtronic Inc............................................     1,479,000
                                                                     -----------
                                                                       7,221,187
                                                                     -----------
         INSURANCE--3.4%
  52,000 American International Group.............................     7,592,000
  40,000 MGIC Investment Corp.....................................     2,282,500
                                                                     -----------
                                                                       9,874,500
                                                                     -----------
         LEISURE & ENTERTAINMENT--1.0%
 126,200 International Game Technology............................     3,060,350
                                                                     -----------
         MACHINERY--1.0%
  57,500 AES Corp.................................................     3,022,344
                                                                     -----------
         PHARMACEUTICALS--11.1%
  52,900 Bristol-Myers Squibb Co..................................     6,080,194
  21,000 Eli Lilly & Co...........................................     1,387,312
  30,500 Omnicare, Inc............................................     1,162,812
  61,000 Pfizer, Inc..............................................     6,629,938
  91,900 Schering-Plough..........................................     8,420,338
 132,000 Warner-Lambert Co........................................     9,157,500
                                                                     -----------
                                                                      32,838,094
                                                                     -----------
         POLLUTION CONTROL--2.0%
 119,800 USA Waste Services, Inc.(c)..............................     5,915,125
                                                                     -----------
         RAILROAD--2.3%
  42,800 Burlington Northern Santa Fe.............................     4,202,425
  53,400 Kansas City Southern Industries..........................     2,649,975
                                                                     -----------
                                                                       6,852,400
                                                                     -----------
         RETAIL--13.2%
 150,000 CVS Corp.................................................     5,840,625
  33,100 Fred Meyer, Inc..........................................     1,406,750
 107,600 Home Depot, Inc..........................................     8,937,525
  68,500 Kmart Corp.(c)...........................................     1,318,625
 181,800 Safeway, Inc.(c).........................................     7,396,988
 183,300 Staples, Inc.(c).........................................     5,304,244
 145,000 Wal-Mart Stores, Inc.....................................     8,808,750
                                                                     -----------
                                                                      39,013,507
                                                                     -----------
         TECHNICAL SERVICES--1.6%
  72,800 Cognizant Corp...........................................     4,586,400
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

   SHARES                                                            VALUE (A)

            TELECOM NETWORKS--2.6%
     62,500 CIENA Corp.(c).......................................   $ 4,351,562
     47,000 Nokia Corp. (ADR)(d).................................     3,410,437
                                                                    -----------
                                                                      7,761,999
                                                                    -----------
            Total Common Stocks
             (Identified Cost $203,133,754)......................   277,773,158
                                                                    -----------

SHORT-TERM INVESTMENTS--4.7%

    FACE
   AMOUNT
 $2,000,000 Cargill, Inc., 5.570%, 7/10/98.......................     1,997,215
  1,000,000 Export Development Corp.,
             5.460%, 7/02/98.....................................       999,848
  2,000,000 General Electric Capital Services, Inc., 5.570%,
             7/14/98.............................................     1,995,977
  2,000,000 Reliastar Management Corp.,
             5.540%, 7/10/98.....................................     1,997,230
  2,000,000 Respol International Financial
             5.430%, 7/1/98......................................     1,999,698
  2,989,067 Street Street Global Advisors, Money Market Fund.....     2,989,067

    FACE
   AMOUNT                                                            VALUE (A)

 $2,000,000 Thunder Bay Funding, Inc.,
             5.920%, 7/07/98.....................................   $  1,998,028
                                                                    ------------
            Total Short-Term Investments
             (Identified Cost $13,977,063).......................     13,977,063
                                                                    ------------
            Total Investments--99.0%
             (Identified Cost $217,110,817)(b)...................    291,750,221
            Other assets less liabilities........................      3,000,102
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $294,750,323
                                                                    ============

(a) See Note 1A.
(b) Federal Tax Information:
  At June 30, 1998 the net unrealized appreciation on investments based on cost of $217,110,817 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .............  $ 75,178,018
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value .............      (538,614)
                                                                   ------------
   Net unrealized appreciation ..................................  $ 74,639,404
                                                                   ============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 1998 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 1998
                                          (UNAUDITED)

ASSETS
 Investments at value....................................           $291,750,221
 Receivable for:
 Fund shares sold........................................                941,190
 Securities sold.........................................              2,291,908
 Dividends and interest..................................                135,966
 Foreign taxes...........................................                  1,708
 Unamortized organization expense........................                  2,680
                                                                    ------------
                                                                     295,123,673
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $157,379
 Accrued expenses:
 Management fees.........................................   169,778
 Deferred trustees' fees.................................     5,328
 Other expenses..........................................    40,865
                                                           --------
                                                                         373,350
                                                                    ------------
                                                                    $294,750,323
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $209,389,198
 Undistributed net investment income.....................                106,058
 Accumulated net realized gains..........................             10,615,663
 Unrealized appreciation on
  investments............................................             74,639,404
                                                                    ------------
NET ASSETS...............................................           $294,750,323
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($294,750,323 divided by 13,273,694 shares of beneficial
 interest)...............................................           $      22.21
                                                                    ============
Identified cost of investments...........................           $217,110,817
                                                                    ============

INVESTMENT INCOME
 Dividends.............................................           $   817,100(a)
 Interest..............................................               310,778
                                                                  -----------
                                                                    1,127,878
EXPENSES
 Management fees.......................................  $907,513
 Trustees' fees and expenses...........................    11,481
 Custodian.............................................    33,352
 Audit and tax services................................     9,361
 Legal.................................................     5,087
 Printing..............................................    47,179
 Insurance.............................................     4,586
 Amortization of organization expenses.................       997
 Miscellaneous.........................................     2,264
                                                         --------
  Total expenses.......................................             1,021,820
                                                                  -----------
NET INVESTMENT INCOME..................................               106,058
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net......................................            10,835,613
 Unrealized appreciation on:
 Investments--net......................................            45,948,681
                                                                  -----------
Net gain on investment transactions....................            56,784,294
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............           $56,890,352
                                                                  ===========

(a) Net of foreign taxes of: $4,692

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                    SIX MONTHS
                                                      YEAR ENDED      ENDED
                                                     DECEMBER 31,    JUNE 30,
                                                         1997          1998
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    214,111  $    106,058
 Net realized gain on investments..................    19,818,623    10,835,613
 Unrealized appreciation on investments............    14,830,675    45,948,681
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    34,863,409    56,890,352
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (155,793)            0
 Net realized gain on investments..................   (19,679,801)            0
                                                     ------------  ------------
                                                      (19,835,594)            0
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    86,896,157    56,453,952
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       155,793             0
 Distributions from net realized gain..............    19,679,801             0
                                                     ------------  ------------
                                                      106,731,751    56,453,952
 Cost of shares redeemed...........................   (36,896,638)  (23,912,416)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    69,835,113    32,541,536
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    84,862,928    89,431,888
NET ASSETS
 Beginning of the period...........................   120,455,507   205,318,435
                                                     ------------  ------------
 End of the period.................................  $205,318,435  $294,750,323
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period.................................  $          0  $    106,058
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................     4,818,140     2,833,488
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         9,023             0
 Distributions from net realized gain..............     1,146,276             0
                                                     ------------  ------------
                                                        5,973,439     2,833,488
 Redeemed..........................................    (2,053,180)   (1,213,220)
                                                     ------------  ------------
 Net change........................................     3,920,259     1,620,268
                                                     ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          OCTOBER 31, 1994(A)                              SIX MONTHS
                                THROUGH        YEAR      YEAR      YEAR      ENDED
                             DECEMBER 31,      ENDED    ENDED     ENDED     JUNE 30,
                                 1994          1995      1996      1997       1998
                          ------------------- -------  --------  --------  ----------
Net Asset Value,
 Beginning of period....        $10.00        $  9.56  $  13.80  $  15.58   $  17.62
                                ------        -------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income..          0.02           0.01      0.04      0.02       0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.44)          4.65      1.78      3.92       4.58
                                ------        -------  --------  --------   --------
 Total From Investment
  Operations............         (0.42)          4.66      1.82      3.94       4.59
                                ------        -------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.02)         (0.01)    (0.04)    (0.02)      0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00          (0.41)     0.00     (1.88)      0.00
                                ------        -------  --------  --------   --------
 Total Distributions....         (0.02)         (0.42)    (0.04)    (1.90)      0.00
                                ------        -------  --------  --------   --------
Net Asset Value, End of
 period.................        $ 9.56        $ 13.80  $  15.58  $  17.62   $  22.21
                                ======        =======  ========  ========   ========
TOTAL RETURN (%)........         (4.20)(b)      48.80     13.17     25.63      26.05(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)       0.85      0.90      0.87       0.84(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          1.07 (c)       0.14      0.24      0.12       0.09(c)
Portfolio Turnover Rate
 (%)....................            32 (c)        107        78       137         88(c)
Net Assets, End of
 period (000)...........        $1,917        $46,386  $120,456  $205,318   $294,750
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.74 (c)       2.45      0.90        --         --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP

[PHOTO OF G. KENNETH HEEBNER APPEARS HERE]

Q. HOW DID THE CAPITAL GROWTH SERIES PERFORM FOR THE FIRST HALF OF 1998?

A. For the six months ending June 30, 1998, Capital Growth Series posted a return of 27.1%--performance well above that of the Lipper Variable Growth Fund Average's return of 16.2%. The Series' return reflects a $108.30 per share gain in net asset value to $507.90.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE, AND HOW DID IT INFLUENCE YOUR INVESTMENT STRATEGY?

A. A continuing strong economy, low inflation and a relatively stable interest rate environment contributed to a strong stock market overall for the first half of the year.

During the period, the Series remained fully invested, keeping money hard at work in the market. I continue to look for well managed, moderate growth com-panies that are attractively valued. I see opportunity in what, in my view, remains a near perfect investment climate.

Over the past six months, I built a significant position in American Deposi-tory Receipts (ADRs) of European companies, which I believe are well posi-tioned to benefit from continued growth in Europe over the next several years. There has been a trend toward corporate restructuring, deregulation and merg-ers among companies in major European countries recently. The push toward leaner, meaner companies may continue as the move toward a common currency ap-proaches.

Holdings that represent these trends are Nokia, Volkswagen, Phillips Electron-ics and Daimler Benz.

I also maintained a substantial weighting in financial services stocks, in-cluding banks, insurance companies and savings and loans. Many of these issues are enjoying visible earnings growth yet are reasonably priced.

In addition, the retail sector provided several attractive investment opportu-nities, including WalMart, Kmart and the Gap. These well known retailers earned a spot in the portfolio because they share common traits: They are well managed companies, benefiting from robust consumer spending, which reflects a favorable economic climate.

Finally, I decreased my position in airline stocks as I found more attractive opportunities in other sectors of the market. I was also careful to avoid in-vesting in companies that appeared overpriced and what I considered to be speculative stocks whose earning power is currently stagnant.

Q. HOW WOULD YOU DESCRIBE THE SERIES' INVESTMENT APPROACH?

A. The Capital Growth Series takes a concentrated approach, focusing on established, reasonably priced companies in industries that offer the greatest potential for growth. This generally means that I pursue my objective of capital growth by investing more money in a smaller number of stocks instead of maintaining smaller positions across a greater number of issues. My core portfolio will typically number 20 to 30 issues. This allows me to use my stock selection abilities to take full advantage of the stock market's growth potential. Of course, a concentrated portfolio can involve greater potential for price fluctuations than larger, more diversified portfolios.

Q. WHAT FACTORS HELPED OR HURT THE SERIES PERFORMANCE DURING THE YEAR?

A. Positive market reaction to many of the stocks in the portfolio contributed to the Series' strong performance--specifically, large-cap growth companies that maintained solid earnings momentum. In addition, several individual holdings--Volkswagen, Nokia and Phillips Electronics, in particular--helped fuel the Series' performance.

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

A. The U.S. economy remains strong. Although the Federal Reserve Board is concerned about Asia's financial crisis, I expect interest rates to stay where they are in the near future as inflation will likely remain subdued. All in all, I believe this is a recipe for continued stock market success.

As always, it is my belief that outstanding companies with superior earnings and revenue growth will outperform the broader market over time. As a result, I will continue to focus on finding those companies that I believe can deliver earnings growth in excess of investor expectations--and that are available at reasonable prices. This means paying strict attention to the fundamentals and valuations of individual companies that I currently own--and those that I'm looking to buy. It is my goal to be invested in the most promising growth stocks, whatever the market sector.

A $10,000 Investment Compared to the S&P 500 Index/25/

Average Annual Total Return

                   Capital      Lipper Variable Products Growth
                 Growth Series        Fund Average/10/
6 months*           27.1%                 16.2%
1 year              32.2%                 28.1%
3 year              27.2%                 25.6%
5 years             21.2%                 20.3%
10 years            17.4%                 16.8%
Since Inception     24.3%                  n/a

 *not annualized


                           [LINE GRAPH APPEARS HERE]

                         Zenith Capital Growth            S&P 500
             12/31/87             10,000                   10,000
               Dec-88              9,121                   11,650
               Dec-89             11,927                   15,330
               Dec-90             11,511                   14,852
               Dec-91             17,726                   19,358
               Dec-92             16,654                   20,831
               Dec-93             19,149                   22,921
               Dec-94             17,794                   23,232
               Dec-95             24,561                   31,931
               Dec-96             29,737                   39,243
               Dec-97             36,719                   52,317
              6/30/98             46,671                   61,562

[X]   FUND FACTS

GOAL: Long-term growth of capital.

START DATE: August 26, 1983

SIZE: $1.8 billion as of June 30, 1998

MANAGER: G. Kenneth Heebner has managed the Capital Growth Series since its inception in 1983. He has also been portfolio manager of New England Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; and CGM Fixed Income Fund since June 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--99.5% OF TOTAL NET ASSETS

  SHARES   DESCRIPTION                                              VALUE (A)
           AIRLINES--1.0%
   215,000 AMR Corp.(c).......................................   $    17,898,750
                                                                 ---------------
           AUTOMOTIVE & RELATED--11.9%
   905,000 Daimler Benz AG(ADR)(d)............................        88,067,813
   905,000 Daimler Benz AG (Rights)(c)........................         1,187,812
   635,000 Volkswagen AG(ADR)(d)..............................       123,825,000
                                                                 ---------------
                                                                     213,080,625
                                                                 ---------------
           BANKS--MONEY CENTER--5.4%
 1,280,000 Chase Manhattan....................................        96,640,000
                                                                 ---------------
           BANKS--REGIONAL--9.6%
 1,430,000 Bank of New York...................................        86,783,125
 1,975,000 Washington Mutual, Inc. ...........................        85,789,063
                                                                 ---------------
                                                                     172,572,188
                                                                 ---------------
           BEVERAGE & TOBACCO--4.9%
 2,240,000 Philip Morris Companies............................        88,200,000
                                                                 ---------------
           COMPUTER SOFTWARE & SERVICES--6.1%
 1,700,000 Computer Sciences Corp.(c).........................       108,800,000
                                                                 ---------------
           DRUGS--10.2%
   615,000 Pfizer, Inc. ......................................        66,842,813
 1,678,000 Warner Lambert Co. ................................       116,411,250
                                                                 ---------------
                                                                     183,254,063
                                                                 ---------------
           ELECTRONIC COMPONENTS--12.1%
 1,640,000 Nokia Corp.(ADR)(d)................................       119,002,500
 1,150,000 Philips Electronics NV.............................        97,750,000
                                                                 ---------------
                                                                     216,752,500
                                                                 ---------------
           FOOD--RETAILERS/
            WHOLESALERS--5.2%
 1,345,000 Hershey Foods Corp. ...............................        92,805,000
                                                                 ---------------
           FREIGHT TRANSPORTATION--4.8%
   877,000 Burlington Northern Santa Fe.......................        86,110,437
                                                                 ---------------
           INSURANCE--5.7%
   697,275 American International Group.......................       101,802,150
                                                                 ---------------
           LEISURE--7.6%
 1,140,000 Carnival Corp. ....................................        45,172,500
 2,140,000 Mattel, Inc. ......................................        90,548,750
                                                                 ---------------
                                                                     135,721,250
                                                                 ---------------
           RETAIL--10.8%
 4,695,000 Kmart..............................................        90,378,750
 1,710,000 Wal-Mart Stores, Inc. .............................       103,882,500
                                                                 ---------------
                                                                     194,261,250
                                                                 ---------------
   SHARES   DESCRIPTION                                           VALUE (A)
            TEXTILE & APPAREL--4.2%
  1,210,000 Gap, Inc..........................................   $   74,566,250
                                                                 --------------
            Total Common Stock
             (Identified Cost $1,480,502,924).................    1,782,464,463
                                                                 --------------

SHORT-TERM INVESTMENT--0.1%

    FACE
   AMOUNT
 $1,335,000 American Express, 5.950%, 7/1/98..................        1,335,000
                                                                 --------------
            Total Short-Term Investment (Identified Cost
             $1,335,000)......................................        1,335,000
                                                                 --------------
            Total Investments--99.6%
             (Identified Cost $1,481,837,924)(b)..............    1,783,799,463
            Other assets less liabilities.....................        7,453,542
                                                                 --------------
            TOTAL NET ASSETS--100%............................   $1,791,253,005
                                                                 ==============
(a) See Note 1A.
(b) Federal Tax Information:
  At June 30, 1998 the net unrealized appreciation on investments based on cost of $1,481,837,924 for federal income tax purposes was as follows:
            Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost....................................   $  313,822,667
            Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax
             cost over value..................................      (11,861,128)
                                                                 --------------
            Net unrealized appreciation.......................   $  301,961,539
                                                                 ==============

                See accompanying notes to financial statements.


(c) Non-Income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)


ASSETS
 Investments at value................................             $1,783,799,463
 Cash................................................                      4,328
 Receivable for:
 Fund shares sold....................................                  1,541,404
 Securities sold.....................................                 14,553,558
 Dividends and interest..............................                  1,092,246
 Foreign taxes.......................................                  1,854,870
                                                                  --------------
                                                                   1,802,845,869
LIABILITIES
 Payable for:
 Securities purchased................................  $9,773,205
 Fund shares redeemed................................     696,586
 Miscellaneous.......................................      23,225
 Accrued expenses:
 Management fees.....................................     882,939
 Deferred trustees' fees.............................      82,035
 Other expenses......................................     134,874
                                                       ----------
                                                                      11,592,864
                                                                  --------------
                                                                  $1,791,253,005
                                                                  ==============
NET ASSETS
 Net Assets consist of:
 Capital paid in.....................................             $1,205,021,390
 Undistributed net investment income.................                 15,421,758
 Accumulated net realized gains......................                268,848,318
 Unrealized appreciation on investments..............                301,961,539
                                                                  --------------
NET ASSETS...........................................             $1,791,253,005
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,791,253,005 divided by 3,526,773 shares of
 beneficial interest)................................             $       507.90
                                                                  ==============
Identified cost of investments.......................             $1,481,837,924
                                                                  ==============



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
 Dividends..........................................             $ 20,542,797(a)
 Interest...........................................                  228,323
                                                                 ------------
                                                                   20,771,120
EXPENSES
 Management fees....................................  $5,008,427
 Trustees' fees and expenses........................      58,030
 Custodian..........................................      97,213
 Audit and tax services.............................       6,200
 Legal..............................................      57,364
 Printing...........................................     160,912
 Insurance..........................................      31,017
 Miscellaneous......................................         605
                                                      ----------
  Total expenses....................................                5,419,768
                                                                 ------------
NET INVESTMENT INCOME...............................               15,351,352
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net...................................              214,271,481
 Unrealized appreciation on:
 Investments--net...................................              154,437,160
                                                                 ------------
Net gain on investment transactions.................              368,708,641
                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........             $384,059,993
                                                                 ============

(a) Net of foreign taxes of: $1,464,140


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                   SIX MONTHS
                                                   YEAR ENDED        ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                 --------------  --------------
FROM OPERATIONS
 Net investment income.........................  $    6,977,596  $   15,351,352
 Net realized gain on investments..............     362,271,018     214,271,481
 Unrealized appreciation (depreciation) on
  investments..................................    (100,549,025)    154,437,160
                                                 --------------  --------------
 INCREASE IN NET ASSETS FROM OPERATIONS........     268,699,589     384,059,993
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................      (6,943,584)              0
 Net realized gain on investments..............    (339,035,607)              0
                                                 --------------  --------------
                                                   (345,979,191)              0
                                                 --------------  --------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares..................     281,227,370     147,726,662
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income......       6,943,584               0
 Distributions from net realized gain..........     339,035,607               0
                                                 --------------  --------------
                                                    627,206,561     147,726,662
 Cost of shares redeemed.......................    (266,868,046)   (166,252,738)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS...................     360,338,515     (18,526,076)
                                                 --------------  --------------
 TOTAL INCREASE IN NET ASSETS..................     283,058,913     365,533,917
NET ASSETS
 Beginning of the period.......................   1,142,660,175   1,425,719,088
                                                 --------------  --------------
 End of the period.............................  $1,425,719,088  $1,791,253,005
                                                 ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period.............................  $       70,406  $   15,421,758
                                                 ==============  ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................         569,332         322,773
 Issued in connection with the reinvestment of:
 Distributions from net investment income......          17,731               0
 Distributions from net realized gain..........         845,144               0
                                                 --------------  --------------
                                                      1,432,207         322,773
 Redeemed......................................        (539,860)       (363,853)
                                                 --------------  --------------
 Net change....................................         892,347         (41,080)
                                                 ==============  ==============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                SIX MONTHS
                                      YEAR ENDED DECEMBER 31,                     ENDED
                          ----------------------------------------------------   JUNE 30,
                            1993      1994      1995       1996        1997        1998
                          --------  --------  --------  ----------  ----------  ----------
Net Asset Value,
 Beginning of period....  $ 322.23  $ 351.63  $ 312.30  $   374.62  $   427.08  $   399.60
                          --------  --------  --------  ----------  ----------  ----------
Income From Investment
 Operations
 Net Investment Income..      2.12      5.28      3.47        3.08        2.52        4.35
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     46.21    (30.54)   114.91       74.80       95.67      103.95
                          --------  --------  --------  ----------  ----------  ----------
 Total From Investment
  Operations............     48.33    (25.26)   118.38       77.88       98.19      108.30
                          --------  --------  --------  ----------  ----------  ----------
Less Distributions
 Distributions From Net
  Investment Income.....     (2.18)    (5.15)    (3.48)      (3.08)      (2.52)       0.00
 Distributions From Net
  Realized Capital
  Gains.................    (16.75)    (8.92)   (52.58)     (22.34)    (123.15)       0.00
                          --------  --------  --------  ----------  ----------  ----------
 Total Distributions....    (18.93)   (14.07)   (56.06)     (25.42)    (125.67)       0.00
                          --------  --------  --------  ----------  ----------  ----------
Net Asset Value, End of
 period.................  $ 351.63  $ 312.30  $ 374.62  $   427.08  $   399.60  $   507.90
                          ========  ========  ========  ==========  ==========  ==========
TOTAL RETURN (%)........     14.97     (7.07)    38.03       21.08       23.48       27.10(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      0.68      0.67      0.71        0.69        0.67        0.67(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      0.67      1.61      0.92        0.79        0.52        1.91(b)
Portfolio Turnover Rate
 (%)....................       169       140       242         207         214         210(b)
Net Assets, End of
 period (000)...........  $644,384  $667,127  $921,444  $1,142,660  $1,425,719  $1,791,253

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

GOLDMAN SACHS MIDCAP VALUE SERIES
(FORMERLY, LOOMIS SAYLES AVANTI GROWTH SERIES)
PORTFOLIO MANAGERS: RONALD GUTFLEISH, LAWRENCE SIBLEY AND G. LEE ANDERSON GOLDMAN SACHS ASSET MANAGEMENT


Q. HOW DID THE SERIES PERFORM FOR THE FIRST SIX MONTHS OF THE YEAR?

A. Goldman Sachs Asset Management became the subadviser to the Goldman Sachs Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) on May 1, 1998. The changes in investment style associated with the subadvisory change resulted in the Series' benchmark being changed from the S&P 500 Index to the Russell Midcap Index. For the six months ended June 30, 1998 the Series returned 6.7%, compared to the Lipper Variable Products Midcap Fund Average of 13.4% over the same period.

Goldman Sachs Asset Management assumed responsibility for the Series in a par-ticularly challenging time. The Russell Midcap Index, the Series' benchmark, declined by 3.1% in May while the Series was being invested. This decline is a continuation of the recent trend of mid cap stocks under-performing larger cap stocks. With mid caps continuing to lag behind large caps, the Russell Midcap Index has underperformed the S&P 500 Index for the reporting period. Within mid cap stocks, growth has outperformed value, making this a difficult envi-ronment for the midcap value style we use to manage the Series. For this ini-tial reporting period, the Series has underperformed its financial benchmark, the Russell Midcap Index.

Q. GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE SERIES?

A. We seek to find opportunities for the Series to invest in mid cap companies which sell at a substantial discount to the market and to their respective in-dustries. These opportunities may be a result of limited near-term earnings visibility, cyclically out-of favor status or companies that are under-fol-lowed or misunderstood. We believe that by performing rigorous, proprietary fundamental research into these low-expectation stocks, we are building a portfolio which offers long-term value. Most importantly, when the current ex-cesses are wrung from the system, we believe that our discipline will preserve capital.

During the six months ended June 30, 1998, our overweight position in tobacco (and tobacco-related) companies hurt performance. These holdings have declined over the last few months due to ongoing litigation and concern over government regulation. Over the longer term, we believe that these companies are commit-ted to rewarding shareholders and exhibit substantially better fundamental value than their stock prices currently indicate.

At the individual stock level, Shopko Stores has contributed substantially to recent returns. Shopko, a regional retailer operating primarily in the Mid-west, has appreciated due to solid growth in its in-store optical and pharmacy business, benefiting from the increased popularity of over-the-counter vita-mins, nutritional supplements and new premium drugs. Utility holdings also fa-vorably affected performance.

Q. WHAT IS YOUR CURRENT MARKET OUTLOOK FOR THE MONTHS AHEAD?

A. Goldman Sachs Asset Management's research indicates that the equity mar-kets' rise has been well justified by the healthy fundamentals of the US econ-omy. In addition, economic conditions that could lead to the end of the bull market don't seem to be forming in the near future. Over the course of a 3-5 year business cycle, as short-term issues are resolved, cycles turn, or the broader analyst community understands a company as the outcome of corporate actions becomes evident, we believe that the Series' value investments should be positioned to generate positive returns for clients.

A $10,000 Investment Compared to the S&P 500 Index/25/ and Russell Midcap Index/22/


Average Annual Total Return

             Midcap Value    Lipper Variable Products
                Series       Midcap Fund Average/14/

6 months*        6.7%               13.4%
1 year          12.8%               24.4%
3 year          17.0%               20.5%
5 years         15.9%               16.7%
Snce Inception  16.4%                n/a

 *not annualized
                          [LINE GRAPH APPEARS HERE]

                MidCap Value Series          S&P 500           Russell 1000
     4/30/93            10,000                10,000               10,000
      Dec-93            11,474                10,819               11,751
      Dec-94            11,443                10,966               11,505
      Dec-95            14,916                15,072               15,468
      Dec-96            17,538                18,524               18,407
      Dec-97            20,581                24,695               23,747
     6/30/98            21,960                29,059               28,283




[X]   FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: April 30, 1993

SIZE: $127 million as of June 30, 1998

MANAGERS: Ronald Gutfleish, G. Lee Anderson and Lawrence Sibley have managed the Series since May 1998.


In the past, the S&P 500 Index served as the benchmark for the Goldman Sachs Midcap Value Series (formerly, Loomis Sayles Avanti Growth Series). Beginning May 1, 1998, the Series' performance will be measured against a new benchmark--the Russell Midcap Index.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES) (FORMERLY, LOOMIS SAYLES AVANTI GROWTH
SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--92.0% OF NET ASSETS

 SHARES                                                            VALUE (A)

         AIRFREIGHT, TRUCK & OTHER--2.3%
  69,300 CNF Transportation....................................   $  2,945,250
                                                                  ------------
         AIRLINES--1.0%
  21,100 Continental Airlines, Inc. CL B.......................      1,284,463
                                                                  ------------
         AUTO SUPPLIERS--2.2%
  55,200 Lear Seating Corp.....................................      2,832,450
                                                                  ------------
         BANKS--5.0%
  82,700 Pacific Century Finance Corp. ........................      1,984,800
  68,800 Republic New York Corp. ..............................      4,330,100
                                                                  ------------
                                                                     6,314,900
                                                                  ------------
         COMMODITY CHEMICALS--5.5%
  84,700 IMC Global, Inc.......................................      2,551,588
  83,000 Union Carbide Corp....................................      4,430,125
     200 Lyondell Petrochemical................................          6,088
                                                                  ------------
                                                                     6,987,801
                                                                  ------------
         CONSTRUCTION/ENVIRONMENTAL SERVICES--2.5%
  62,700 Fluor Corp. ..........................................      3,197,700
                                                                  ------------
         ELECTRIC UTILITIES--10.3%
  76,200 Unicom Corp...........................................      2,671,762
 106,400 Entergy Corp..........................................      3,059,000
 187,900 Northeast Utilities...................................      3,182,556
 210,000 Central Maine Power Co................................      4,095,000
                                                                  ------------
                                                                    13,008,318
                                                                  ------------
         FOREST PRODUCTS--6.1%
 130,000 Georgia Pacific Timber Group..........................      2,998,125
  48,700 Georgia-Pacific Corp..................................      2,870,256
 118,800 Stone Container Corp..................................      1,856,250
                                                                  ------------
                                                                     7,724,631
                                                                  ------------
         GAMING--2.1%
 160,400 Circus Circus Enterprises, Inc. ......................      2,716,775
                                                                  ------------
         HEALTHCARE MANAGEMENT--8.9%
  70,900 Aetna, Inc............................................      5,397,263
   8,800 Trigon Healthcare, Inc................................        318,450
 102,300 Tenet Healthcare Corp.................................      3,196,875
  90,900 Foundation Health Corp................................      2,397,488
                                                                  ------------
                                                                    11,310,076
                                                                  ------------
         INFORMATION MANAGEMENT--0.2%
  13,000 ABR Information Services, Inc.........................        308,750
                                                                  ------------
         INSURANCE BROKERS & OTHER INSURANCE--3.0%
  43,100 Loews Corp............................................      3,755,088
                                                                  ------------

         LIFE INSURANCE--2.8%
  19,900 American General Corp.................................   $  1,416,631
  44,800 Reliastar Financial Corp..............................      2,150,400
                                                                  ------------
                                                                     3,567,031
                                                                  ------------
         LOGISTICS/RAILS--2.2%
  96,100 Canadian Pacific LTD. ................................      2,726,837
                                                                  ------------
         P/C INSURANCE--3.7%
  69,600 CNA Financial Corp....................................      3,240,750
  22,600 Allmerica Financial Corp..............................      1,469,000
                                                                  ------------
                                                                     4,709,750
                                                                  ------------
         PC & PERIPHERALS--6.1%
 251,600 Quantum Corp..........................................      5,220,700
  60,300 Seagate Technology....................................      1,435,894
  53,100 CHS Electronics, Inc..................................        946,163
                                                                  ------------
                                                                     7,602,757
                                                                  ------------
         PHARMACEUTICALS--1.9%
 234,500 Perrigo Co............................................      2,359,656
                                                                  ------------
         REAL ESTATE--1.6%
 183,800 Laser Mortgage Management, Inc. ......................      1,998,825
                                                                  ------------
         REFINING & MARKETING--2.7%
 117,300 Tosco Corp............................................      3,445,688
                                                                  ------------
         SEMICONDUCTORS--4.9%
  53,700 Avnet, Inc............................................      2,936,719
  43,700 Lam Research Corp.....................................        835,763
 133,725 Vishay Intertechnology................................      2,398,692
                                                                  ------------
                                                                     6,171,174
                                                                  ------------
         STEEL--5.1%
 112,700 Ispat International...................................      2,113,125
 159,400 AK Steel Holding Corp. ...............................      2,849,275
  42,500 Ucar International, Inc...............................      1,240,468
                                                                  ------------
                                                                     6,202,868
                                                                  ------------
         SUPERMARKETS--2.0%
 141,400 Fleming Companies, Inc................................      2,483,337
                                                                  ------------
         TEXTILES--3.8%
 142,000 Fruit of The Loom, Inc. CL A..........................      4,715,625
                                                                  ------------
         TIRES & OTHER RELATED--2.4%
  47,200 Goodyear Tire & Rubber Co.............................      3,041,450
                                                                  ------------
         TOBACCO--3.7%
 123,400 UST, Inc..............................................      3,331,800
  33,500 Philip Morris Companies, Inc..........................      1,319,061
                                                                  ------------
                                                                     4,650,861
                                                                  ------------
         Total Common Stocks
          (Identified Cost $125,079,945).......................    116,062,061
                                                                  ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES) (FORMERLY, LOOMIS SAYLES AVANTI GROWTH
SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

BONDS & NOTES                             SHORT TERM INVESTMENTS--7.8%

   FACE
  AMOUNT                                                               VALUE (A)
          U.S. GOVERNMENT--0.4%
 $525,000 United States Treasury Bills, 9/17/98.....................   $519,451
                                                                       --------
          Total Bonds & Notes
           (Identified Cost $519,273)...............................    519,451
                                                                       --------

    FACE
   AMOUNT                                                            VALUE (A)
 $9,900,000 GS Joint Account Repo (c)............................   $  9,900,000
                                                                    ------------
            Total Short-Term Investments
             (Identified cost $9,900,000)........................      9,900,000
                                                                    ------------
            Total Investments 99.8%
             (Identified cost $135,499,218) (b)..................    126,481,512
            Other assets less liabilities........................        286,678
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $126,768,190
                                                                    ============

FUTURE CONTRACTS

                                            AGGREGATE    MARKET
CONTRACTS   DESCRIPTION      EXPIRATION        FACE      VALUE    APPRECIATION
9          S&P 500 Index September 17, 1998 $2,519,057 $2,571,750   $52,693

(a) See Note 1A.
(b) Federal Tax Information: At June 30, 1998 the net unrealized depreciation on investments based on cost of $135,499,218 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  2,297,771
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (11,262,784)
                                                                   ------------
   Net unrealized depreciation...................................  $ (8,965,013)
                                                                   ============

(c) See Note 1E.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES) (FORMERLY, LOOMIS SAYLES AVANTI GROWTH
SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)


ASSETS
 Investments at value....................................          $126,481,512
 Cash....................................................                43,270
 Receivable for:
 Fund shares sold........................................               144,535
 Securities sold.........................................               138,528
 Dividends and interest..................................               169,308
                                                                   ------------
                                                                    126,977,153
LIABILITIES
 Payable for:
 Securities purchased....................................  $41,056
 Fund shares redeemed....................................   40,022
 Variation margin........................................   19,125
 Withholding taxes.......................................    1,372
 Miscellaneous...........................................      474
 Accrued expenses:
 Management fees.........................................   77,907
 Deferred trustees' fees.................................    4,514
 Other expenses..........................................   24,493
                                                           -------
                                                                        208,963
                                                                   ------------
                                                                   $126,768,190
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................          $ 98,305,986
 Undistributed net investment income.....................               217,860
 Accumulated net realized gains..........................            37,209,357
 Unrealized depreciation on investments and futures
  contracts..............................................            (8,965,013)
                                                                   ------------
NET ASSETS...............................................          $126,768,190
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($126,768,190 divided by 696,455 shares of beneficial
 interest)...............................................          $     182.02
                                                                   ============
Identified cost of investments...........................          $135,499,218
                                                                   ============

INVESTMENT INCOME
 Dividends...............................................            $  550,873(a)
 Interest................................................               188,257
                                                                     ----------
                                                                        739,130
EXPENSES
 Management fees......................................... $  445,404
 Trustees' fees and expenses.............................      8,345
 Custodian...............................................     26,871
 Audit and tax services..................................      7,043
 Legal...................................................        931
 Printing................................................     28,163
 Insurance...............................................      2,252
 Miscellaneous...........................................      2,261
                                                          ----------
  Total expenses.........................................               521,270
                                                                     ----------
NET INVESTMENT INCOME....................................               217,860
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES CONTRACTS
 Realized gain (loss) on:
 Investments--net........................................ 35,795,135
 Futures contracts--net..................................   (204,067)
                                                         -----------
  Total realized gain on investments and futures
   contracts............................................. 35,591,068
                                                         -----------
 Unrealized appreciation (depreciation) on:
 Investments--net........................................(28,322,712)
 Futures contracts--net..................................     52,693
                                                         -----------
  Total unrealized depreciation on investments and
   futures contracts.....................................(28,270,019)
                                                         -----------
Net gain on investment transactions......................             7,321,049
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...............            $7,538,909
                                                                     ==========

(a) Net of foreign taxes of: $1,357

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES) (FORMERLY, LOOMIS SAYLES AVANTI GROWTH
SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                    SIX MONTHS
                                                      YEAR ENDED       ENDED
                                                     DECEMBER 31,     JUNE 30,
                                                         1997          1998
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $   (164,084) $    217,860
 Net realized gain on investments and futures
  contracts........................................     9,407,484    35,591,068
 Unrealized appreciation (depreciation) on
  investments and futures contracts................     6,733,998   (28,270,019)
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    15,977,398     7,538,909
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gain on investments..................    (8,951,638)            0
                                                     ------------  ------------
                                                       (8,951,638)            0
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    43,452,563    18,737,237
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net realized gain..............     8,951,638             0
                                                     ------------  ------------
                                                       52,404,201    18,737,237
 Cost of shares redeemed...........................   (27,480,727)  (14,124,535)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    24,923,474     4,612,702
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    31,949,234    12,151,611
NET ASSETS
 Beginning of the period...........................    82,667,345   114,616,579
                                                     ------------  ------------
 End of the period.................................  $114,616,579  $126,768,190
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period.................................  $          0  $    217,860
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       255,355       101,434
 Issued in connection with the reinvestment of:
 Distributions from net realized gain..............        52,904             0
                                                     ------------  ------------
                                                          308,259       101,434
 Redeemed..........................................      (159,978)      (76,860)
                                                     ------------  ------------
 Net change........................................       148,281        24,574
                                                     ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          APRIL 30, 1993(A)                                      SIX MONTHS
                               THROUGH       YEAR     YEAR     YEAR      YEAR      ENDED
                            DECEMBER 31,     ENDED    ENDED    ENDED    ENDED     JUNE 30,
                                1993         1994     1995     1996      1997       1998
                          ----------------- -------  -------  -------  --------  ----------
Net Asset Value,
 Beginning of period....       $100.00      $113.67  $112.77  $142.44  $ 157.88   $ 170.59
                               -------      -------  -------  -------  --------   --------
Income From Investment
 Operations
 Net Investment Income..          0.18         0.59     0.42     0.11      0.00       0.31
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         14.56        (0.89)   33.80    24.88     27.12      11.12
                               -------      -------  -------  -------  --------   --------
 Total From Investment
  Operations............         14.74        (0.30)   34.22    24.99     27.12      11.43
                               -------      -------  -------  -------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.18)       (0.60)   (0.40)   (0.13)     0.00       0.00
 Distributions From Net
  Realized Capital
  Gains.................         (0.67)        0.00    (4.15)   (9.42)   (14.41)      0.00
 Distributions From
  Paid-in Capital.......         (0.22)        0.00     0.00     0.00      0.00       0.00
                               -------      -------  -------  -------  --------   --------
 Total Distributions....         (1.07)       (0.60)   (4.55)   (9.55)   (14.41)      0.00
                               -------      -------  -------  -------  --------   --------
Net Asset Value, End of
 period.................       $113.67      $112.77  $142.44  $157.88  $ 170.59   $ 182.02
                               =======      =======  =======  =======  ========   ========
TOTAL RETURN (%)........         14.74(b)     (0.27)   30.35    17.58     17.35       6.70(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85(c)      0.84     0.85     0.85      0.85       0.84(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          0.46(c)      0.67     0.37     0.08     (0.16)      0.35(c)
Portfolio Turnover Rate
 (%)....................            21(c)        67       58       65        49        240(c)
Net Assets, End of
 period (000)...........       $11,972      $25,622  $48,832  $82,667  $114,617   $126,768
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          0.89(c)      0.84     1.06     0.92      0.86        --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGER: CHRISTOPHER C. DAVIS
DAVIS SELECTED ADVISERS, L.P.

[PHOTO OF CHRISTOPHER C. DAVIS APPEARS HERE]

Q. HOW DID THE SERIES PERFORM OVER THE FIRST HALF OF THE YEAR?

A. The Davis Venture Value Series delivered a total return of 10.4% for the six-month period ended June 30, 1998. The Series underperformed the S&P 500, which returned 17.67% over the period, and its Lipper peer group (Lipper Vari-able Products Growth Fund Average) performance of 16.2% for the same period.

Q. HOW DID YOU MANAGE THE SERIES DURING THE FIRST HALF OF THE YEAR?

A. We managed the Series following our long-term investment strategy of buying growing companies that are selling at value prices.

In the first quarter of 1998, the Series increased its holdings in McDonald's--making it one of the portfolio's largest holding--and the stock has produced strong results. But financial, technology and energy-related stocks continue to dominate the Series.

The Series added more shares of insurer General Re during the first quarter of 1998, making it the second largest holding, and that stock performed excep-tionally well. Shares of Citicorp were also added.

Texas Instruments, Inc. and Applied Materials, Inc. were added to the Series and our position in Hewlett-Packard Co. increased.

In the energy-related arena, shares were added to existing positions in Schlumberger and Haliburton.

Q. WHAT IS YOUR CURRENT OUTLOOK FOR THE MONTHS AHEAD?

A. Our evaluation of current market and economic conditions indicates that if the Fed acts to slow economic growth by raising interest rates, it will be a light "tapping on the brakes" to prolong the current market cycle, not to end it.

There is no need for a recession, because inflation is low. And we believe the Federal Reserve Bank does not want to end this strong period of economic growth, which, if it continues through the year 2000, will break the all-time record of 106 months.

We don't think the Clinton administration wants to fit a recession caused by ratcheting up of interest rates into the next two years and then try to re-cover from that recession in time for the next presidential election.

Given this overall economic scenario, we expect to continue to invest in equi-ties, looking for solid companies with strong growth potential, selling at modest prices.

We have a long-term perspective because we always want to remember that we are investing in a "marathon"--more or less as continuous investors, not in a "sprint."

A market decline of 20% has not occurred since 1990, and current economic in-dicators remain strong. But we think investors should be mentally prepared for a market decline sometime in the future.

A $10,000 Investment Compared to the S&P 500 Index/25/

Average Annual Total Return

              Venture Value   Lipper Variable Products
                 Series       Growth Fund Average/10/

6 months*         10.4%              16.2%
1 year            24.1%              28.1%
3 year            28.1%              25.6%
Since Inception   28.3%               n/a

 *not annualized


                           [LINE GRAPH APPEARS HERE]

              A $10,000 Investment Compared to the S&P 500 Index

                                VentureValue          S&P 500
                  10/31/94        10,000              10,000
                    Dec-94         9,650               9,794
                    Dec-95        13,441              13,461
                    Dec-96        16,914              16,544
                    Dec-97        22,580              22,055
                   6/30/98        24,924              25,952



[X]    FUND FACTS

GOAL: Growth of capital.

START DATE: October 31, 1994

SIZE: $389 million as of June 30, 1998

MANAGER: Christopher C. Davis has been the portfolio manager of the Series since February 1997. Previously, he was co-portfolio manager of the Series with Shelby M.C. Davis from October 1995 to February 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--88.6% OF TOTAL NET ASSETS

 SHARES                                                               VALUE (A)
         AEROSPACE--1.3%
 110,000 Boeing Co. .............................................   $  4,901,875
                                                                    ------------
         AGRICULTURE--0.5%
  87,622 Archer-Daniels-Midland Co...............................      1,697,676
  11,900 Corn Products International, Inc.(c)....................        403,112
                                                                    ------------
                                                                       2,100,788
                                                                    ------------
         BANKS AND SAVINGS & LOANS--13.7%
  70,213 Banc One Corp...........................................      3,918,763
 115,800 BankAmerica Corp........................................     10,009,462
  88,980 Citicorp................................................     13,280,265
   1,000 First Union Corp........................................         58,250
     712 NationsBank Corp. ......................................         54,468
  20,400 Norwest Corp............................................        762,450
  35,200 State Street Corp.......................................      2,446,400
  87,100 U.S. Bancorp............................................      3,745,300
  50,200 Wells Fargo & Co. ......................................     18,523,800
                                                                    ------------
                                                                      52,799,158
                                                                    ------------
         BUILDING MATERIALS--3.1%
 108,300 Martin Marietta Materials, Inc..........................      4,873,500
 118,900 Masco Corp..............................................      7,193,450
                                                                    ------------
                                                                      12,066,950
                                                                    ------------
         COMMUNICATION SERVICES--0.2%
  24,800 Qwest Communications(c).................................        864,900
                                                                    ------------
         CONSUMER PRODUCTS--5.3%
  48,800 American Home Products Corp.............................      2,525,400
   2,700 Coca-Cola Co............................................        230,850
     900 Fortune Brands, Inc.....................................         34,593
     900 Gallaher Group (ADR)(c)(d)..............................         19,688
   2,800 General Electric Co.....................................        254,800
  24,300 Hasbro, Inc.............................................        955,294
  76,000 Nestle S.A. (ADR)(d)....................................      8,113,000
   3,400 Mattel, Inc. ...........................................        143,863
  50,300 NIKE, Inc., Class B.....................................      2,448,981
 145,200 Philip Morris Cos.......................................      5,717,250
                                                                    ------------
                                                                      20,443,719
                                                                    ------------
         DIVERSIFIED FINANCIAL SERVICES--6.1%
 151,100 American Express Co. ...................................     17,225,400
  75,000 Federal Home Loan Mortgage Corp.........................      3,529,687
  16,100 Golden West Financial Corp. ............................      1,711,631
  10,200 Household International, Inc............................        507,450
     900 ReliaStar Financial.....................................         43,200
  20,200 TCF Financial Corp......................................        595,900
                                                                    ------------
                                                                      23,613,268
                                                                    ------------

 SHARES                                                               VALUE (A)
         DRILLING--0.7%
  27,600 Dover Corp..............................................   $    945,300
  47,400 Smith International, Inc.(c)............................      1,650,113
                                                                    ------------
                                                                       2,595,413
                                                                    ------------
         ELECTRONIC EQUIPMENT--2.9%
  35,087 Molex, Inc. ............................................        877,175
 179,000 Texas Instruments.......................................     10,437,937
                                                                    ------------
                                                                      11,315,112
                                                                    ------------
         ENERGY--7.1%
     400 Amerada Hess Corp.......................................         21,725
     600 Amoco Corp..............................................         24,975
   1,000 Atlantic Richfield Co...................................         78,125
     500 Barnett Resources.......................................         18,719
  18,278 British Petrol (ADR)(d).................................      1,613,033
  66,500 Burlington Resources, Inc...............................      6,529,469
   1,700 Chevron Corp............................................        141,206
  47,400 Cooper Cameron Corp.(c).................................      2,417,400
  18,700 EVI, Inc.(c)............................................        694,237
   5,600 Exxon Corp. ............................................        399,350
 133,600 Halliburton Co..........................................      5,953,550
  12,000 KN Energy, Inc. ........................................        650,250
     600 Mobil Corp..............................................         45,975
  55,164 Noble Affiliates, Inc. .................................      2,096,232
 109,200 Schlumberger, Ltd.......................................      7,459,725
     100 Sempra Energy...........................................          2,775
     500 Sonat, Inc..............................................         19,312
   2,400 Tom Brown, Inc..........................................         45,150
                                                                    ------------
                                                                      28,211,208
                                                                    ------------
         FOOD & RESTAURANT--4.5%
 234,200 McDonald's Corp.........................................     16,159,800
  61,350 Tyson Foods, Inc. ......................................      1,330,528
                                                                    ------------
                                                                      17,490,328
                                                                    ------------
         INTERNATIONAL CLOSED-END INVESTMENT
          COMPANY--0.2%
 146,734 Morgan Stanley Asia Pacific Fund, Inc...................        944,600
                                                                    ------------
         INVESTMENT FIRMS--3.8%
  47,400 Donaldson, Lufkin & Jenrette............................      2,408,512
  18,100 J.P. Morgan & Co., Inc..................................      2,119,962
 112,055 Morgan Stanley Dean Witter..............................     10,239,026
                                                                    ------------
                                                                      14,767,500
                                                                    ------------
         LIFE INSURANCE--1.3%
  87,950 SunAmerica, Inc.........................................      5,051,628
                                                                    ------------
         MANUFACTURING--1.2%
 151,800 Applied Materials(c)....................................      4,478,100
     200 Dow Chemical Co. .......................................         19,337
     800 Maytag Corp. ...........................................         39,500
                                                                    ------------
                                                                       4,536,937
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


 SHARES                                                              VALUE (A)
         MARKETING--0.0%
      33 ACNeilson Corp.(c)......................................   $        833
                                                                    ------------
         MISCELLANEOUS--0.2%
  10,200 FDX Corp................................................        640,050
                                                                    ------------
         OIL--0.3%
  18,600 J.Ray McDermott S.A.(c).................................        771,900
  12,400 McDermott International.................................        427,025
                                                                    ------------
                                                                       1,198,925
                                                                    ------------
         PAPER PRODUCTS--0.0%
     300 International Paper Co..................................         12,900
     400 Union Camp Corp.........................................         19,850
                                                                    ------------
                                                                          32,750
                                                                    ------------
         PHARMACEUTICAL & HEALTH CARE--4.3%
  11,400 Bristol-Myers Squibb Co.................................      1,310,287
  13,300 Eli Lilly & Co..........................................        878,631
  12,400 Johnson & Johnson.......................................        914,500
   5,700 Merck & Co. ............................................        762,375
  27,900 Novartis AG (ADR)(d)....................................      2,326,162
  40,900 Pfizer, Inc.............................................      4,445,319
  99,300 SmithKline Beecham (ADR)(d).............................      6,007,650
                                                                    ------------
                                                                      16,644,924
                                                                    ------------
         PROPERTY/CASUALTY INSURANCE--12.9%
  40,181 Allstate Corp...........................................      3,679,073
  12,250 American International Group, Inc.......................      1,788,500
  73,300 Chubb Corp..............................................      5,891,487
  79,074 General Re Corp.........................................     20,045,259
  22,100 Progressive Corp., Ohio.................................      3,116,100
  61,050 Transatlantic Holdings, Inc.............................      4,719,928
 133,287 Travelers Group.........................................      8,080,524
  29,300 20th Century Industries, Inc. ..........................        840,544
  11,200 UNUM Corp...............................................        621,600
  39,400 W.R. Berkley Corp.......................................      1,578,462
                                                                    ------------
                                                                      50,361,477
                                                                    ------------
         PUBLISHING--1.4%
     100 Dun & Bradstreet Corp. .................................          3,612
  41,700 Gannet Co., Inc.........................................      2,963,306
  33,600 News Corp. Ltd. (ADR)(d)................................      1,079,400
  19,800 Tribune Co..............................................      1,362,487
                                                                    ------------
                                                                       5,408,805
                                                                    ------------
         RAILROAD--2.1%
  93,700 Burlington Northern Santa Fe Corp. .....................      4,034,956
  30,194 Canadian National Railway...............................      1,604,062
  56,500 Union Pacific Corp......................................      2,493,062
                                                                    ------------
                                                                       8,132,080
                                                                    ------------
         REAL ESTATE--3.1%
   1,000 CenterPoint Properties Trust SBI........................   $     33,062
   9,880 Crescent Operations, Inc.(c)............................        167,960
  99,900 Crescent Real Estate Equities...........................      3,359,137
  10,900 Federal Realty Investment Trust.........................        262,281
  66,100 General Growth Properties...............................      2,470,488
   2,400 Kimco Realty Corp.......................................         98,400
 122,500 Rouse Co................................................      3,851,094
  12,000 United Dominion Realty Trust............................        166,500
  35,700 Vornado Realty Trust....................................      1,416,844
   3,300 Weingarten Realty SBI...................................        137,981
                                                                    ------------
                                                                      11,963,747
                                                                    ------------
         RETAIL--0.6%
  40,400 Harcourt General........................................      2,403,800
                                                                    ------------
         TECHNOLOGY--8.6%
     100 Cognizant Corp.(c)......................................          6,300
 225,000 Hewlett-Packard Co. ....................................     13,471,875
  73,900 Intel Corp..............................................      5,477,838
 102,500 International Business Machines.........................     11,768,281
  79,400 Novellus Systems, Inc.(c)...............................      2,833,587
                                                                    ------------
                                                                      33,557,881
                                                                    ------------
         TELECOMMUNICATIONS--3.2%
  98,200 Airtouch Communications, Inc.(c)........................      5,738,563
   9,704 Globalstar Telecommunications(c)........................        262,008
  18,900 Loral Space Communications(c)...........................        533,925
  83,500 Motorola, Inc...........................................      4,388,969
     600 SBC Communications, Inc. ...............................         24,000
  53,300 360(degrees) Communications Co.(c) .....................      1,705,600
                                                                    ------------
                                                                      12,653,065
                                                                    ------------
         UTILITIES--0.0%
     300 Carolina Power & Light Co. .............................         13,022
     300 Duke Energy Co. ........................................         17,775
     200 Edison International....................................          5,912
     200 New England Elecricial Systems..........................          8,650
     600 Southern Co.............................................         16,612
     200 Wisconsin Energy Corp...................................          6,075
                                                                    ------------
                                                                          68,046
                                                                    ------------
         WASTE MANAGEMENT--0.0%
     400 Waste Management, Inc...................................         14,000
                                                                    ------------
         Total Common Stocks
          (Identified Cost $258,711,749).........................    344,783,767
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

CONVERTIBLE PREFERRED STOCKS--0.8%


   SHARES                                                            VALUE (A)
       5,696 Airtouch Communications, Inc., Class C, 4.250%......   $    469,920
       7,000 Devon Financing Trust, 6.500%.......................        429,188
      67,900 General Growth Properties, 7.250%...................      1,714,475
       2,200 Rouse Co., Series B.................................        109,450
       4,300 Union Pacific Corp. 144A, 6.250%(e).................        198,337
       2,000 Vornada Realty Trust, 6.500%........................        114,750
                                                                    ------------
             Total Preferred Stocks
              (Identified Cost $2,690,898).......................      3,036,120
                                                                    ------------

SHORT TERM INVESTMENTS--10.2%

    FACE
   AMOUNT
 $27,160,000 Federal Home Loan Bank,
              5.430%, 7/01/98....................................     27,160,000
  12,675,000 Federal Home Loan Bank,
              5.460%, 7/07/98....................................     12,663,466
                                                                    ------------
             Total Short-Term Investments
              (Identified Cost $39,823,466)......................     39,823,466
                                                                    ------------
             Total Investments--99.6%
              (Identified Cost $301,226,113)(b)..................    387,643,353
             Other assets less liabilities.......................      1,490,787
                                                                    ------------
             TOTAL NET ASSETS--100%..............................   $389,134,140
                                                                    ============

(a) See Note 1A.
(b) Federal Tax Information:
  At June 30, 1998 the net unrealized appreciation on investments based on cost of $301,226,113 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $91,298,943
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (4,881,703)
                                                                   -----------
   Net unrealized appreciation...................................  $86,417,240
                                                                   ===========
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a US bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $198,337 or 0.23% of net assets.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)


ASSETS
 Investments at value....................................           $387,643,353
 Cash....................................................                 14,569
 Receivable for:
 Fund shares sold........................................              1,092,440
 Securities sold.........................................              1,422,053
 Dividends and interest..................................                337,833
 Foreign taxes...........................................                  1,578
 Unamortized organization expense........................                  2,680
                                                                    ------------
                                                                     390,514,506
LIABILITIES
 Payable for:
 Securities purchased....................................  $923,408
 Fund shares redeemed....................................   168,988
 Withholding taxes.......................................     5,305
 Accrued expenses:
 Management fees.........................................   230,055
 Deferred trustees' fees.................................     5,019
 Other expenses..........................................    47,591
                                                           --------
                                                                       1,380,366
                                                                    ------------
                                                                    $389,134,140
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $296,627,626
 Undistributed net investment income.....................              1,441,707
 Accumulated net realized gains..........................              4,647,498
 Unrealized appreciation on investments and foreign
  currency...............................................             86,417,309
                                                                    ------------
NET ASSETS...............................................           $389,134,140
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($389,134,140 divided by 16,949,998 shares of beneficial
 interest)...............................................           $      22.96
                                                                    ============
Identified cost of investments...........................           $301,226,113
                                                                    ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
 Dividends...............................................           $ 1,874,496(a)
 Interest................................................               982,970
                                                                    -----------
                                                                      2,857,466
EXPENSES
 Management fees......................................... $1,292,704
 Trustees' fees and expenses.............................     12,899
 Custodian...............................................     35,376
 Audit and tax services..................................      6,322
 Legal...................................................      8,552
 Printing................................................     50,255
 Insurance...............................................      6,391
 Amortization of organization expenses...................        997
 Miscellaneous...........................................      2,263
                                                         -----------
  Total expenses.........................................             1,415,759
                                                                    -----------
NET INVESTMENT INCOME....................................             1,441,707
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
 Realized gain on:
 Investments--net........................................  4,197,532
 Foreign currency transactions--net......................         70
                                                         -----------
  Total realized gain on investments and foreign
   currency transactions.................................  4,197,602
                                                         -----------
 Unrealized appreciation on:
 Investments--net........................................ 26,760,889
 Foreign currency transactions--net......................         26
                                                         -----------
  Total unrealized appreciation on investments and
   foreign currency transactions......................... 26,760,915
                                                         -----------
 Net gain on investment transactions.....................            30,958,517
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS...............           $32,400,224
                                                                    ===========

(a)Net of foreign taxes of: $29,845

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                   YEAR ENDED   SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income..........................  $  1,777,660    $  1,441,707
 Net realized gain on investments and foreign
  currency transactions.........................     6,969,133       4,197,602
 Unrealized appreciation on investments and
  foreign currency transactions.................    41,444,414      26,760,915
                                                  ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.........    50,191,207      32,400,224
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................    (1,734,376)              0
 Net realized gain on investments...............    (6,838,667)              0
                                                  ------------    ------------
                                                    (8,573,043)              0
                                                  ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares...................   161,182,195     111,273,089
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income.......     1,734,376               0
 Distributions from net realized gain...........     6,838,667               0
                                                  ------------    ------------
                                                   169,755,238     111,273,089
 Cost of shares redeemed........................   (39,114,351)    (34,987,250)
                                                  ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS............................   130,640,887      76,285,839
                                                  ------------    ------------
 TOTAL INCREASE IN NET ASSETS...................   172,259,051     108,686,063
NET ASSETS
 Beginning of the period........................   108,189,026     280,448,077
                                                  ------------    ------------
 End of the period..............................  $280,448,077    $389,134,140
                                                  ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period..............................  $          0    $  1,441,707
                                                  ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................     8,370,050       5,051,732
 Issued in connection with the reinvestment of:
 Distributions from net investment income.......        85,008               0
 Distributions from net realized gain...........       335,095               0
                                                  ------------    ------------
                                                     8,790,153       5,051,732
 Redeemed.......................................    (2,030,066)     (1,585,290)
                                                  ------------    ------------
 Net change.....................................     6,760,087       3,466,442
                                                  ============    ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          OCTOBER 31, 1994(A)                              SIX MONTHS
                                THROUGH        YEAR      YEAR      YEAR      ENDED
                             DECEMBER 31,      ENDED    ENDED     ENDED     JUNE 30,
                                 1994          1995      1996      1997       1998
                          ------------------- -------  --------  --------  ----------
Net Asset Value,
 Beginning of period....        $10.00        $  9.62  $  13.10  $  16.09   $  20.80
                                ------        -------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income..          0.03           0.10      0.13      0.18       0.09
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.38)          3.68      3.26      5.20       2.07
                                ------        -------  --------  --------   --------
 Total From Investment
  Operations............         (0.35)          3.78      3.39      5.38       2.16
                                ------        -------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.03)         (0.10)    (0.13)    (0.14)      0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00          (0.20)    (0.27)    (0.53)      0.00
                                ------        -------  --------  --------   --------
 Total Distributions....         (0.03)         (0.30)    (0.40)    (0.67)      0.00
                                ------        -------  --------  --------   --------
Net Asset Value, End of
 period.................        $ 9.62        $ 13.10  $  16.09  $  20.80   $  22.96
                                ======        =======  ========  ========   ========
TOTAL RETURN (%)........         (3.50)(b)      39.28     25.84     33.50      10.38(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.90 (c)       0.90      0.90      0.90       0.85(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.54 (c)       1.39      1.25      0.94       0.86(c)
Portfolio Turnover Rate
 (%)....................             1 (c)         20        18        17         11(c)
Net Assets, End of
 period (000)...........        $3,371        $35,045  $108,189  $280,448   $389,134
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          3.97 (c)       1.51      0.96      0.90         --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGERS: GERALD H. SCRIVER AND PHILIP J. COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTOS OF GERALD H. SCRIVER AND PHILIP J. COOPER APPEAR HERE[

Q. HOW DID THE SERIES PERFORM DURING THE FIRST SIX MONTHS ENDED?

A. For the six months ended June 30, 1998, the Westpeak Growth and Income Se-ries had a total return of 18.8% compared to the 17.67% return for the Standard & Poor's 500 Index and a return of 12.2% for the Lipper Variable Products Growth and Income Fund Average. The Series' return reflected a $33.76 per share gain in net asset value to $213.74.

Q. HOW DID YOU MANAGE THE SERIES DURING THE FIRST HALF OF THE YEAR?

A. Investors continued to assess the possible damage to the U.S. economy from continued financial turmoil in Asia. For the first time in decades, long-stand-ing concerns over inflation began yielding to unaccustomed worries about the prospect of deflation, or falling prices.

Faltering economies cut currency values sharply in several Asian nations. As a nation's currency declines, fewer dollars are needed to import its goods. Faced with falling prices for competitive products from abroad, American companies are limited in their ability to raise prices, putting pressure on profits and raising concerns over an economic slowdown here.

For a time, there were signs of recovery in some Asian economies, and it ap-peared that any impact on U.S. businesses would be mild and transitory. Conse-quently, investors grew more optimistic about the U.S. economy and interest rates began to rise, rekindling fears of possible inflation. But by late winter it was clear that significant economic revitalization in Asia--especially in Japan--would be a long time coming.

Toward the end of 1997, we began to moderate our emphasis on value stocks in the Series' portfolio, so that by the end of 1998's second quarter the growth and value portions of the portfolio were roughly equal. In choosing growth stocks, we looked for companies whose earnings were increasing and whose stocks were selling at low price/earnings ratios relative to the Series' benchmark, the Standard & Poor's 500 Stock Index. A price/earnings ratio is a rule-of-thumb that investors use to gauge whether a stock's price is high or low in terms of the company's earning power--the higher the ratio, the more expensive the stock. This ratio also serves as an objective standard by which investors can evaluate stocks relative to one another.

Toward the end of the period under review, the Series' portfolio had an average price/earnings ratio of 20--the average price was approximately 20 times the average earnings--which was well below the S&P 500 Index's ratio of 25; the Se-ries' holdings also have been growing their earnings faster than the companies in the Index, with a 5-year growth rate of 22.5% per year, compared to 17% per year for the benchmark.

Our bias toward companies with reasonable valuations proved beneficial to the Series, as investors gravitated toward companies with below-average price- /earnings ratios. The Series also benefited from our decision to avoid compa-nies that are heavily dependent on overseas income, given the weak economies in Asia, Russia and elsewhere.

We added some companies whose actual earnings exceeded the forecasts of Wall Street analysts. According to our research, positive earnings surprises, as these events are called, tend to be repeated and are often a powerful factor in leading stock prices higher.

Other positives included a large position (relative to the S&P 500) in the au-tomotive area and consumer-related companies. Both sectors are prospering thanks to the nation's strong economy and low unemployment rate. Wal-Mart, for instance, performed very well and is the Series' largest holding. We reduced holdings in electric utilities; U.S. growth rates are slower but moderate price/earnings ratios helped reduce volatility. Meanwhile, our decision to de-emphasize the beverages sector hurt performance, as companies such as Coca-Cola enjoyed strong growth. Finally, our relatively lighter exposure to technology and energy companies was beneficial, as these sectors underperformed.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We believe that conditions in the Far East will continue to restrain busi-ness activity here, keeping inflation in check and dispelling fears of higher interest rates. In fact, we think any near-term change in interest rates will be downward, as the Federal Reserve Board appears determined to prevent the Asian crisis from hurting our economy excessively. Nevertheless, U.S. busi-nesses will continue to feel persistent pricing pressures from overseas, and the economy should begin to slow.

Our style is to keep the Series' portfolio fully invested; we never try to guess the market's highs or lows nor do we allow economic trends to influence our stock selection. We will continue to manage the Westpeak Growth and Income Series as we have, by seeking to assemble a portfolio of stocks that, seen in total, present a pro-file of attractive growth prospects and a low potential for share price vola-tility, a combination that we believe will benefit investors in the months ahead.

            A $10,000 Investment Compared to the S&P 500 Index/25/

                           [LINE GRAPH APPEARS HERE]

Average Annual Total Return

                 Westpeak         Lipper Variable Products Growth
             Growth & Income       and Income Fund Average/11/

6 months*         18.8%                      12.2%
1 year            32.8%                      23.0%
3 years           28.5%                      25.0%
5 years           22.5%                      19.4%
Since Inception   22.7%                       n/a

 *not annualized

                            Growth And Income            S&P 500
              4/30/93             10,000                  10,000
               Dec-93             11,424                  10,819
               Dec-94             12,286                  10,966
               Dec-95             15,402                  15,072
               Dec-96             18,189                  18,524
               Dec-97             24,278                  24,695
              6/30/98             28,832                  29,059


[X]  FUND FACTS

GOAL: Long-term total return through investment in equity securities.
START DATE: May 1, 1993
SIZE: $221 million as of June 30, 1998
MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series from its inception in 1993; they also have managed Westpeak Stock Index Series since August 1993, New England Growth Opportunities Fund since May 1, 1995 and New England Capital Growth Fund since February 16, 1998. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS--96.3% OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
SHARES                                                          VALUE (A)

        AIRLINES--0.7%
 19,600 AMR, Corp.(c)........................................   $  1,631,700
                                                                ------------
        APPAREL & TEXTILES--1.9%
 12,000 Jones Apparel Group, Inc.(c).........................        438,750
 73,500 VF Corp..............................................      3,785,250
                                                                ------------
                                                                   4,224,000
                                                                ------------
        AUTOMOTIVE--4.2%
 82,600 Dana Corp. ..........................................      4,419,100
 83,600 Ford Motor Co........................................      4,932,400
                                                                ------------
                                                                   9,351,500
                                                                ------------
        BANKS--8.4%
 65,000 Banc One Corp. ......................................      3,627,813
 13,000 BankAmerica Corp. ...................................      1,123,688
 58,900 Comerica, Inc. ......................................      3,902,125
 46,631 NationsBank Corp. ...................................      3,567,272
 11,600 Republic New York Corp. .............................        730,075
 56,300 SunTrust Banks, Inc. ................................      4,577,894
  7,600 UnionBanCal Corp. ...................................        733,400
                                                                ------------
                                                                  18,262,267
                                                                ------------
        BUSINESS SERVICES--0.8%
  3,000 Interpublic Group Cos. ..............................        182,062
 30,300 Robert Half International, Inc.(c)...................      1,693,013
                                                                ------------
                                                                   1,875,075
                                                                ------------
        CHEMICALS--2.8%
 33,100 Dow Chemical Co. ....................................      3,200,356
 29,300 Ecolab, Inc. ........................................        908,300
 47,300 Lyondell Petrochemical Co.(c)........................      1,439,694
 10,200 PPG Industries, Inc. ................................        709,537
                                                                ------------
                                                                   6,257,887
                                                                ------------
        COMPUTER SOFTWARE & SERVICES--2.6%
 20,800 Cadence Design Systems, Inc.(c)......................        650,000
 43,100 Microsoft Corp.(c)...................................      4,670,963
 17,500 Symantec Corp.(c)....................................        457,187
                                                                ------------
                                                                   5,778,150
                                                                ------------
        COMPUTERS & BUSINESS EQUIPMENT--5.4%
 56,500 Cisco Systems, Inc.(c)...............................      5,201,531
 37,200 Compaq Computer Corp. ...............................      1,055,550
 14,600 EMC Corp.(c).........................................        654,262
 36,300 Lexmark International Group, Inc.(c).................      2,214,300
 22,000 Pitney Bowes, Inc. ..................................      1,058,750
 24,700 Sun Microsystems, Inc.(c)............................      1,072,906
  5,200 Xerox Corp. .........................................        528,450
                                                                ------------
                                                                  11,785,749
                                                                ------------
        CONSTRUCTION--2.2%
 43,400 Centex Corp. ........................................      1,638,350
 52,300 Masco Corp. .........................................      3,164,150
                                                                ------------
                                                                   4,802,500
                                                                ------------
        CONSUMER GOODS & SERVICES--0.5%
 18,500 Black & Decker Corp. ................................      1,128,500
                                                                ------------
        DEFENSE & AEROSPACE--2.0%
 24,200 B.F. Goodrich Co. ...................................      1,200,925
 53,500 Gulfstream Aerospace Corp.(c)........................      2,487,750
 13,400 Litton Industries, Inc.(c)...........................        790,600
                                                                ------------
                                                                   4,479,275
                                                                ------------
        DRUGS--8.7%
 14,500 Bristol-Myers Squibb Co. ............................      1,666,594
 25,400 Cardinal Health, Inc. ...............................      2,381,250
 60,000 Genentech, Inc.(c)...................................      4,072,500
 13,800 Merck & Co. .........................................      1,845,750
 33,100 Pfizer, Inc. ........................................      3,597,556
 59,700 Schering-Plough Corp. ...............................      5,470,013
                                                                ------------
                                                                  19,033,663
                                                                ------------
        ELECTRIC UTILITIES--3.2%
  4,600 Consolidated Edison, Inc. ...........................        211,887
 94,400 DTE Energy Co. ......................................      3,811,400
 69,000 Pinnacle West Capital Corp. .........................      3,105,000
                                                                ------------
                                                                   7,128,287
                                                                ------------
        ELECTRONICS--3.2%
 68,500 Lucent Technologies, Inc. ...........................      5,698,344
 11,600 SCI Systems, Inc.(c).................................        436,450
 12,800 Tellabs, Inc.(c).....................................        916,800
                                                                ------------
                                                                   7,051,594
                                                                ------------
        ENERGY RESERVES--2.3%
 19,300 Chevron Corp. .......................................      1,603,106
 49,300 Exxon Corp. .........................................      3,515,706
                                                                ------------
                                                                   5,118,812
                                                                ------------
        FINANCIAL SERVICES--5.3%
  8,300 American Express Co. ................................        946,200
 21,910 Associates First Capital.............................      1,684,331
 17,800 Dun & Bradstreet.....................................      4,255,525
 77,600 Federal National Mortgage Association................      4,714,200
                                                                ------------
                                                                  11,600,256
                                                                ------------
        FOOD & BEVERAGES--2.4%
 15,000 Dean Foods Co. ......................................        824,063
 21,400 Interstate Bakeries..................................        710,213

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SHARES                                                              VALUE (A)

        FOOD & BEVERAGES--(CONTINUED)
 18,600 Kellogg Co. .............................................   $    698,662
 33,900 Quaker Oats Co. .........................................      1,862,381
 16,100 Unilever N.V. ...........................................      1,270,894
                                                                    ------------
                                                                       5,366,213
                                                                    ------------
        HEALTH CARE--PRODUCTS--1.8%
 14,800 Johnson & Johnson........................................      1,091,500
 47,500 TYCO International, Ltd. ................................      2,992,500
                                                                    ------------
                                                                       4,084,000
                                                                    ------------
        HEALTH CARE--SERVICES--1.6%
 44,900 Health Care & Retirement Corp.(c)........................      1,770,744
 53,600 Tenet Healthcare Corp.(c)................................      1,675,000
                                                                    ------------
                                                                       3,445,744
                                                                    ------------
        HOTELS & RESTAURANTS--0.2%
  9,417 Promus Hotel Corp.(c)....................................        362,554
                                                                    ------------
        HOUSEHOLD PRODUCTS--1.8%
 27,900 Estee Lauder Companies, Inc. ............................      1,944,281
 10,100 Procter & Gamble Co. ....................................        919,731
 35,300 Rubbermaid, Inc. ........................................      1,171,519
                                                                    ------------
                                                                       4,035,531
                                                                    ------------
        INDUSTRIAL--PARTS & MACHINERY--4.4%
 49,000 Caterpillar, Inc. .......................................      2,590,875
 58,500 Ingersoll-Rand Co. ......................................      2,577,656
 14,400 Timken Co. ..............................................        443,700
 44,600 United Technologies Corp. ...............................      4,125,500
                                                                    ------------
                                                                       9,737,731
                                                                    ------------
        INSURANCE--4.9%
 54,200 Allstate Corp. ..........................................      4,962,688
  4,200 American International Group.............................        613,200
 12,400 MGIC Investment Corp. ...................................        707,575
 24,375 Old Republic International Corp. ........................        714,492
 71,000 St. Paul Cos. ...........................................      2,986,438
 15,600 Travelers Group..........................................        945,750
                                                                    ------------
                                                                      10,930,143
                                                                    ------------
        MEDIA & ENTERTAINMENT--1.4%
 35,700 Time Warner, Inc. .......................................      3,050,119
                                                                    ------------
        MEDICAL--SERVICES--0.2%
 12,700 Omnicare, Inc. ..........................................        484,187
                                                                    ------------
        METALS & MINING--0.4%
 25,400 USX-U.S. Steel Group.....................................        838,200
                                                                    ------------
        OIL--REFINING & DISTRIBUTION--0.5%
 16,700 Coastal Corp. ...........................................      1,165,869
                                                                    ------------
        PUBLISHING--2.2%
 13,600 Gannett Co. .............................................        966,450
 71,200 Knight-Ridder, Inc. .....................................      3,920,450
                                                                    ------------
                                                                       4,886,900
                                                                    ------------
        RETAIL--CLOTHING--0.6%
 13,500 Neiman-Marcus Group(c)...................................        586,406
 34,600 TJX Companies, Inc. .....................................        834,725
                                                                    ------------
                                                                       1,421,131
                                                                    ------------
        RETAIL--DEPARTMENT STORE--4.3%
 38,000 Dayton Hudson Corp. .....................................      1,843,000
 27,700 Federated Department Stores, Inc.(c).....................      1,490,606
 15,600 Fred Meyer, Inc.(c)......................................        663,000
 91,600 Wal-Mart Stores, Inc. ...................................      5,564,700
                                                                    ------------
                                                                       9,561,306
                                                                    ------------
        RETAIL--FOOD & DRUG--1.1%
 29,800 Albertson's, Inc. .......................................      1,544,012
 22,800 Safeway, Inc.(c).........................................        927,675
                                                                    ------------
                                                                       2,471,687
                                                                    ------------
        RETAIL--SPECIALTY--1.9%
 30,900 Borders Group, Inc.(c)...................................      1,143,300
  7,100 General Nutrition(c).....................................        220,987
 32,800 Home Depot, Inc. ........................................      2,724,450
                                                                    ------------
                                                                       4,088,737
                                                                    ------------
        SECURITIES & ASSET MANAGEMENT--4.6%
 27,700 Bear Stearns Cos. .......................................      1,575,438
 12,200 Donaldson, Lufkin & Jenrette, Inc. ......................        619,912
 45,600 Equitable Cos. ..........................................      3,417,150
 10,500 Lehman Brothers Holdings.................................        814,406
  3,800 Merrill Lynch & Co. .....................................        350,550
 37,700 Morgan Stanley Dean Witter...............................      3,444,838
                                                                    ------------
                                                                      10,222,294
                                                                    ------------
        TELECOMMUNCIATION--6.6%
 13,200 AirTouch Communications, Inc.(c).........................        771,375
 86,500 Ameritech Corp...........................................      3,881,688
 88,800 AT&T Corp. ..............................................      5,072,700
 13,400 Bell Atlantic Corp. .....................................        611,375
 46,200 BellSouth Corp. .........................................      3,101,175
 20,700 U.S. West, Inc. .........................................        972,900
                                                                    ------------
                                                                      14,411,213
                                                                    ------------
        TOBACCO--1.2%
 72,300 Universal Corp. .........................................      2,702,213
                                                                    ------------
        Total Common Stocks
         (Identified Cost $172,382,122)..........................    212,774,987
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--3.5%
--------------------------------------------------------------------------------
   FACE
  AMOUNT                                                           VALUE (A)
$7,703,000 Repurchase agreement with State Street Corp. dated
             6/30/98 at 5.000% to be repurchased at $7,704,070
             on 7/01/98 collaterized by $5,985,000 U.S Treasury
             Bond 8.125% due 8/15/19 with a value of
             $7,861,788.........................................   $  7,703,000
                                                                   ------------
           Total Short-Term Investment
             (Identified cost $7,703,000).......................      7,703,000
                                                                   ------------
           Total Investments--99.8%
             (Identified cost $180,085,122)(b)..................    220,477,987
           Other assets less liabilities........................        419,795
                                                                   ------------
           TOTAL NET ASSETS--100%...............................   $220,897,782
                                                                   ============
(a) See Note 1A.
(b) Federal Tax Information:
    At June 30,1998 the net unrealized appreciation on investments based on cost of $180,085,122 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost...............  $43,305,477
    Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value...............   (2,912,612)
                                                                    -----------
    Net unrealized appreciation...................................  $40,392,865
                                                                    ===========
(c) Non-income producing security.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 1998 (UNAUDITED)

ASSETS
 Investments at value....................................           $220,477,987
 Cash....................................................                    216
 Receivable for:
  Fund shares sold.......................................                412,988
  Dividends and interest.................................                243,361
  Foreign taxes..........................................                  1,202
                                                                    ------------
                                                                     221,135,754
LIABILITIES
 Payable for:
  Fund shares redeemed...................................  $ 81,495
 Accrued expenses:
  Management fees........................................   120,791
  Deferred trustees' fees................................     5,460
  Other expenses.........................................    30,226
                                                           --------
                                                                         237,972
                                                                    ------------
                                                                    $220,897,782
                                                                    ============
NET ASSETS
 Net Assets consist of:
  Capital paid in........................................           $161,959,588
  Undistributed net investment income....................                703,014
  Accumulated net realized gains.........................             17,842,315
  Unrealized appreciation on investments.................             40,392,865
                                                                    ------------
NET ASSETS...............................................           $220,897,782
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($220,897,782 divided by 1,033,499 shares of beneficial
 interest)...............................................           $     213.74
                                                                    ============
Identified cost of investments...........................           $180,085,122
                                                                    ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
 Dividends.............................................           $ 1,278,864(a)
 Interest..............................................               137,695
                                                                  -----------
                                                                    1,416,559
EXPENSES
 Management fees.......................................  $645,414
 Trustees' fees and expenses...........................    10,005
 Custodian.............................................    30,614
 Audit and tax services................................     6,133
 Legal.................................................     2,942
 Printing..............................................    27,206
 Insurance.............................................     3,546
 Miscellaneous.........................................     2,264
                                                         --------
     Total expenses....................................               728,124
                                                                  -----------
NET INVESTMENT INCOME..................................               688,435
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
  Investments--net.....................................            13,123,139
 Unrealized appreciation on:
  Investments--net.....................................            17,485,162
                                                                  -----------
Net gain on investment transactions....................            30,608,301
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............           $31,296,736
                                                                  ===========

(a) Net of foreign taxes of: $1,804



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                   YEAR ENDED   SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income..........................  $  1,047,363    $    688,435
 Net realized gain on investments...............    17,943,986      13,123,139
 Unrealized appreciation on investments.........    12,979,433      17,485,162
                                                  ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.........    31,970,782      31,296,736
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................    (1,033,253)              0
 Net realized gain on investments...............   (15,362,335)              0
                                                  ------------    ------------
                                                   (16,395,588)              0
                                                  ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares...................    64,665,884      54,363,393
 Net asset value of shares issued in connection
  with the reinvestment of:
   Distributions from net investment income.....     1,033,253               0
   Distributions from net realized gain.........    15,362,335               0
                                                  ------------    ------------
                                                    81,061,472      54,363,393
 Cost of shares redeemed........................   (26,228,431)    (17,500,725)
                                                  ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS............................    54,833,041      36,862,668
                                                  ------------    ------------
 TOTAL INCREASE IN NET ASSETS...................    70,408,235      68,159,404
NET ASSETS
 Beginning of the period........................    82,330,143     152,738,378
                                                  ------------    ------------
 End of the period..............................  $152,738,378    $220,897,782
                                                  ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period..............................  $     14,579    $    703,014
                                                  ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................       362,661         272,591
 Issued in connection with the reinvestment of:
   Distributions from net investment income.....         5,886               0
   Distributions from net realized gain.........        86,752               0
                                                  ------------    ------------
                                                       455,299         272,591
 Redeemed.......................................      (149,104)        (87,736)
                                                  ------------    ------------
 Net change.....................................       306,195         184,855
                                                  ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                          APRIL 30, 1993(A)                                      SIX MONTHS
                               THROUGH       YEAR     YEAR     YEAR      YEAR      ENDED
                            DECEMBER 31,     ENDED    ENDED    ENDED    ENDED     JUNE 30,
                                1993         1994     1995     1996      1997       1998
                          ----------------- -------  -------  -------  --------  ----------
Net Asset Value,
 Beginning of period....       $100.00      $112.32  $109.03  $141.31  $ 151.77   $ 179.98
                               -------      -------  -------  -------  --------   --------
Income From Investment
 Operations
Net Investment Income...          0.92         1.90     1.77     1.78      1.37       0.66
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........         13.33        (3.25)   37.91    23.69     48.76      33.10
                               -------      -------  -------  -------  --------   --------
Total From Investment
 Operations.............         14.25        (1.35)   39.68    25.47     50.13      33.76
                               -------      -------  -------  -------  --------   --------
Less Distributions
Distributions From Net
 Investment Income......         (0.92)       (1.92)   (1.71)   (1.82)    (1.35)      0.00
Distributions From Net
 Realized Capital Gains.         (1.00)        0.00    (5.69)  (13.19)   (20.57)      0.00
Distributions in Excess
 of Net Realized Capital
 Gains..................         (0.01)        0.00     0.00     0.00      0.00       0.00
Distributions From Paid-
 in Capital.............          0.00        (0.02)    0.00     0.00      0.00       0.00
                               -------      -------  -------  -------  --------   --------
Total Distributions.....         (1.93)       (1.94)   (7.40)  (15.01)   (21.92)      0.00
                               -------      -------  -------  -------  --------   --------
Net Asset Value, End of
 period.................       $112.32      $109.03  $141.31  $151.77  $ 179.98   $ 213.74
                               =======      =======  =======  =======  ========   ========
TOTAL RETURN (%)........         14.24(b)     (1.21)   36.46    18.10     33.48      18.76(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85(c)      0.85     0.85     0.85      0.82       0.79(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.16(c)      2.30     1.63     1.40      0.91       0.75(c)
Portfolio Turnover Rate
 (%)....................            49(c)       133       92      104        93         94(c)
Net Assets, End of
 period (000)...........       $ 9,082      $22,934  $48,129  $82,330  $152,738   $220,898
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          0.94(c)      0.86     1.06     0.91        --         --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGERS: GERALD H. SCRIVER AND PHILIP J. COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTO OF GERALD H. SCRIVER                 [PHOTO OF PHILIP J. COOPER
APPEARS HERE]                               APPEARS HERE]


Q. HOW DID THE SERIES PERFORM DURING THE FIRST HALF OF 1998?

A. The Westpeak Stock Index Series returned 17.3% compared to 17.67% posted by the S&P 500 Index for the six months ended June 30, 1998.

            A $10,000 Investment Compared to the S&P 500 Index/25/

                           [LINE GRAPH APPEARS HERE]

    Average Annual Total Return
                        Stock Index             Lipper Variable Products
                          Series                 S&P 500 Fund Index/16/

    6 months*             17.3%                         17.4%
    1 year                29.4%                         29.6%
    3 years               29.5%                         29.7%
    5 years               22.5%                         22.5%
    10 Years              18.0%                         17.9%
    Since Inception       15.8%                          n/a

    *not annualized


                          Stock Index Series                S&P 500
        12/31/87                10,000                      10,000
          Dec-88                11,634                      11,650
          Dec-89                15,142                      15,330
          Dec-90                14,514                      14,852
          Dec-91                18,923                      19,358
          Dec-92                20,304                      20,831
          Dec-93                22,278                      22,921
          Dec-94                22,532                      23,232
          Dec-95                30,842                      31,931
          Dec-96                37,771                      39,243
          Dec-97                50,045                      52,317
         6/30/98                58,695                      61,562


Q. HOW WAS THE SERIES MANAGED DURING THE FIRST SIX MONTHS?

A. The Series is managed so as to track the performance of the S&P 500 Index. Westpeak's approach is to emulate the S&P 500 Index by owning a majority of the stocks in the Index in the same proportion as the index. This process seeks to minimize the tracking error (the difference between the performance of the series to the index). The Series expects to be fully invested in the S&P 500 stocks.


[X] FUND FACTS

GOAL: Investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

START DATE: May 1, 1987

SIZE: $159 million as of June 30, 1998

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series since 1993; they have also managed Westpeak Growth and Income Series since August 1993, New England Growth Opportunities Fund since May 1, 1995 and New England Capital Growth Fund since February 16, 1998. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS--99.1% OF TOTAL NET ASSETS
--------------------------------------------------------------------------------

SHARES                                                              VALUE (A)

        AIRLINES--0.4%
  3,200 AMR Corp.(c).............................................   $    266,400
  1,300 Delta Air Lines..........................................        168,025
  3,900 Southwest Airlines.......................................        115,537
  1,500 US Airways Group, Inc.(c)................................        118,875
                                                                    ------------
                                                                         668,837
                                                                    ------------
        APPAREL & TEXTILES--0.3%
  1,300 Fruit of the Loom, Inc.(c)...............................         43,144
  1,100 Liz Claiborne, Inc.......................................         57,475
  5,100 NIKE, Inc., Class B......................................        248,306
  1,000 Reebok International, Ltd.(c)............................         27,687
    600 Russell Corp.............................................         18,113
    300 Springs Industries, Inc..................................         13,838
  2,100 VF Corp..................................................        108,150
                                                                    ------------
                                                                         516,713
                                                                    ------------
        AUTOMOTIVE--2.1%
 11,600 Chrysler Corp............................................        653,950
  1,400 Cooper Tire & Rubber Co..................................         28,875
  1,900 Dana Corp................................................        101,650
  1,100 Echlin, Inc..............................................         53,969
 21,300 Ford Motor Co............................................      1,256,700
 12,600 General Motors Corp......................................        841,837
  2,700 Goodyear Tire & Rubber...................................        173,981
  2,000 ITT Industries, Inc......................................         74,750
  1,320 Navistar International Corp.(c)..........................         38,115
  1,290 PACCAR, Inc..............................................         67,403
                                                                    ------------
                                                                       3,291,230
                                                                    ------------
        BANKS--8.5%
 12,552 Banc One Corp............................................        700,558
  6,600 Bank of New York.........................................        400,537
 12,356 BankAmerica Corp.........................................      1,068,022
  5,000 BankBoston Corp..........................................        278,125
  1,700 Bankers Trust New York...................................        197,306
  2,500 BB&T Corp................................................        169,063
 14,940 Chase Manhattan..........................................      1,127,970
  8,000 Citicorp.................................................      1,194,000
  2,700 Comerica, Inc............................................        178,875
  4,200 Fifth Third Bancorp......................................        264,600
  5,110 First Chicago Corp.......................................        452,874
 17,170 First Union Corp.........................................      1,000,152
  4,862 Fleet Financial Group, Inc...............................        405,977
  3,400 Huntington Bancshares, Inc...............................        113,900
  3,200 J.P. Morgan..............................................        374,800
  7,800 Keycorp..................................................        277,875
  4,500 Mellon Bank Corp.........................................        313,313
  2,300 Mercantile Bancorp, Inc..................................        115,863
  5,700 National City Corp.......................................        404,700
 16,742 NationsBank Corp.........................................      1,280,763
  1,900 Northern Trust Corp......................................        144,875
 13,500 Norwest Corp.............................................        504,562
  5,500 PNC Bank Corp............................................        295,969
  2,000 Republic New York Corp...................................        125,875
  2,800 State Street Corp........................................        194,600
  3,000 Summit Bancorp...........................................        142,500
  3,700 SunTrust Banks, Inc......................................        300,856
  4,650 Synovus Financial Corp...................................        110,438
 13,008 U.S. Bancorp.............................................        559,344
  3,600 Wachovia Corp............................................        304,200
  1,433 Wells Fargo & Co.........................................        528,777
                                                                    ------------
                                                                      13,531,269
                                                                    ------------
        BUSINESS SERVICES--1.1%
  5,200 Automatic Data Processing, Inc...........................        378,950
  1,400 Ceridian Corp.(c)........................................         82,250
  2,920 Cognizant Corp...........................................        183,960
  2,800 Computer Sciences(c).....................................        179,200
  2,700 Equifax, Inc.............................................         98,044
  7,500 First Data Corp..........................................        249,844
  7,500 HBO & Co.................................................        264,375
  2,200 Interpublic Group Cos....................................        133,512
  2,900 Omnicom Group............................................        144,637
    400 Shared Medical System....................................         29,375
                                                                    ------------
                                                                       1,744,147
                                                                    ------------
        CHEMICALS--3.1%
  4,200 Air Products & Chemicals, Inc............................        168,000
  1,300 Ashland, Inc.............................................         67,113
  1,800 Avery Dennison Corp......................................         96,750
  3,850 Dow Chemical Co..........................................        372,247
  1,400 Eastman Chemical Co......................................         87,150
  2,200 Ecolab, Inc..............................................         68,200
 20,100 El duPont deNemours......................................      1,499,962
  2,525 Engelhard Corp...........................................         51,131
  1,100 Great Lakes Chemical Corp................................         43,381
  1,700 Hercules, Inc............................................         69,913
  7,300 Minnesota Mining & Manufacturing Co......................        599,969
 10,400 Monsanto Co..............................................        581,100
  2,300 Morton International, Inc................................         57,500
  1,200 Nalco Chemical Co........................................         42,150
  6,100 Occidental Petroleum Corp................................        164,700
  3,100 PPG Industries, Inc......................................        215,644
  2,700 Praxair, Inc.............................................        126,394
  1,000 Rohm & Haas Co...........................................        103,937
    896 Sealed Air Corp.(c)......................................         32,928
  3,000 Sherwin Williams Co......................................         99,375
  1,700 Sigma-Aldrich............................................         59,713
  3,000 Tenneco, Inc.............................................        114,187
  2,100 Union Carbide Corp.......................................        112,087
  1,300 W.R. Grace & Co.(c)......................................         22,181
  1,775 Westvaco Corp............................................         50,144
                                                                    ------------
                                                                       4,905,856
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                              VALUE (A)

        COMPUTER SOFTWARE & SERVICES--3.8%
  1,300 Adobe Systems, Inc.......................................   $     55,169
    700 Autodesk, Inc............................................         27,037
  9,600 Computer Associates International, Inc...................        533,400
 43,000 Microsoft Corp.(c).......................................      4,660,125
  6,100 Novell, Inc.(c)..........................................         77,775
 17,537 Oracle Systems Corp.(c)..................................        430,753
  4,500 Parametric Technology Corp.(c)...........................        122,062
  4,400 Unisys Corp.(c)..........................................        124,300
                                                                    ------------
                                                                       6,030,621
                                                                    ------------
        COMPUTERS & BUSINESS EQUIPMENT--5.7%
  6,200 3Com Corp.(c)............................................        190,263
  2,300 Apple Computer(c)........................................         65,981
  3,400 Ascend Communications(c).................................        168,513
  3,900 Bay Networks, Inc.(c)....................................        125,775
  2,700 Cabletron Systems, Inc.(c)...............................         36,281
 18,050 Cisco Systems(c).........................................      1,661,728
 31,947 Compaq Computer Corp.....................................        906,496
    800 Data General Corp.(c)....................................         11,950
 11,400 Dell Computer Corp.(c)...................................      1,058,062
  8,700 EMC Corp.(c).............................................        389,869
  2,800 Gateway 2000, Inc.(c)....................................        141,750
 18,500 Hewlett-Packard Co.......................................      1,107,687
  2,400 Ikon Office Solutions, Inc...............................         34,950
 17,300 International Business Machines..........................      1,986,256
  5,000 Pitney Bowes, Inc........................................        240,625
  4,200 Seagate Technology(c)....................................        100,013
  3,200 Silicon Graphics, Inc.(c)................................         38,800
  6,600 Sun Microsystems, Inc.(c)................................        286,688
  5,700 Xerox Corp...............................................        579,262
                                                                    ------------
                                                                       9,130,949
                                                                    ------------
        CONSTRUCTION--0.3%
    600 Armstrong World Industries, Inc..........................         40,425
  1,000 Centex Corp..............................................         37,750
    500 Fleetwood Enterprises, Inc...............................         20,000
  1,500 Fluor Corp...............................................         76,500
    600 Kaufman & Broad Home.....................................         19,050
  2,900 Masco Corp...............................................        175,450
    800 Owens-Corning............................................         32,650
    600 Pulte Corp...............................................         17,925
                                                                    ------------
                                                                         419,750
                                                                    ------------
        CONSUMER GOODS & SERVICES--0.2%
  1,600 Black & Decker Corp......................................         97,600
  1,700 Maytag Corp..............................................         83,938
  1,300 Whirlpool Corp...........................................         89,375
                                                                    ------------
                                                                         270,913
                                                                    ------------
        DEFENSE & AEROSPACE--1.6%
    400 Aeroquip-Vickers, Inc....................................         23,350
  9,900 Allied Signal, Inc.......................................        439,312
  1,300 B.F. Goodrich Co.........................................         64,513
 17,754 Boeing Co................................................        791,163
  2,200 General Dynamics Corp....................................        102,300
  3,315 Lockheed Martin..........................................        350,976
  1,100 Northrop Grumman Corp....................................        113,438
  5,900 Raytheon Co., Class B....................................        348,837
  2,800 Textron, Inc.............................................        200,725
  2,100 TRW, Inc.................................................        114,712
                                                                    ------------
                                                                       2,549,326
                                                                    ------------
        DRUGS--8.2%
  1,200 Allergan, Inc............................................         55,650
  1,500 ALZA Corp.(c)............................................         64,875
 23,200 American Home Products Corp..............................      1,200,600
  4,600 Amgen, Inc.(c)...........................................        300,725
 17,680 Bristol-Myers Squibb.....................................      2,032,095
  1,900 Cardinal Health, Inc.....................................        178,125
 19,700 Eli Lilly................................................      1,301,431
 21,100 Merck & Co...............................................      2,822,125
 22,800 Pfizer, Inc..............................................      2,478,075
  8,880 Pharmacia & Upjohn, Inc..................................        409,590
 13,000 Schering-Plough Corp.....................................      1,191,125
 14,400 Warner-Lambert Co........................................        999,000
                                                                    ------------
                                                                      13,033,416
                                                                    ------------
        ELECTRIC UTILITIES--2.4%
  2,400 Ameren Corp.(c)..........................................         95,400
  3,400 American Electric Power, Inc.............................        154,275
  2,600 Baltimore Gas & Electric Co..............................         80,763
  2,700 Carolina Power & Light Co................................        117,112
  3,800 Central & South West Corp................................        102,125
  2,811 Cinergy Corp.............................................         98,385
  4,100 Consolidated Edison, Inc.................................        188,856
  3,350 Dominion Resources, Inc..................................        136,512
  2,600 DTE Energy Co............................................        104,975
  6,327 Duke Power Co............................................        374,875
  6,700 Edison International.....................................        198,069
  4,300 Entergy Corp.............................................        123,625
  4,100 FirstEnergy Corp.(c).....................................        126,075
  3,200 FPL Group, Inc...........................................        201,600
  2,200 GPU, Inc.................................................         83,187
  5,048 Houston Industries, Inc..................................        155,857
  2,600 Niagara Mohawk Power Corp.(c)............................         38,838
  2,700 Northern States Power Co.................................         77,288
  6,800 Pacific Gas & Electric Corp..............................        214,625
  5,200 Pacificorp...............................................        117,650
  3,900 PECO Energy Co...........................................        113,831
  2,800 PP&L Resources, Inc......................................         63,525
  4,000 Public Service Enterprise Group..........................        137,750
 12,300 Southern Co..............................................        340,556


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                              VALUE (A)

        ELECTRIC UTILITIES--(CONTINUED)
  4,425 Texas Utilities Co.......................................   $    184,191
  3,800 Unicom Corp. ............................................        133,237
                                                                    ------------
                                                                       3,763,182
                                                                    ------------
        ELECTRONICS--3.4%
  3,856 AMP, Inc.................................................        132,550
  1,530 Andrew Corp.(c)..........................................         27,636
  2,000 Cooper Industries, Inc...................................        109,875
  4,100 Corning, Inc.............................................        142,475
  2,100 DSC Communications Corp.(c)..............................         63,000
  1,300 Eaton Corp. .............................................        101,075
    700 EG&G, Inc................................................         21,000
  7,800 Emerson Electric Co......................................        470,925
    600 Foster Wheeler Corp. ....................................         12,863
  2,600 General Instrument Corp.(c)..............................         70,687
    900 General Signal Corp. ....................................         32,400
  1,400 Harris Corp. ............................................         62,563
  2,300 Honeywell, Inc. .........................................        192,194
  1,400 Johnson Controls, Inc....................................         80,062
  1,500 KLA Instruments Corp.(c).................................         41,531
 23,112 Lucent Technologies, Inc. ...............................      1,922,629
    800 Millipore Corp. .........................................         21,800
 10,600 Motorola, Inc. ..........................................        557,162
  9,300 Northern Telecom, Ltd. ..................................        527,775
    800 Perkin Elmer Corp. ......................................         49,750
  1,000 Phelps Dodge Corp. ......................................         57,188
  1,400 Raychem Corp. ...........................................         41,388
  3,500 Rockwell International Corp..............................        168,219
  1,300 Scientific Atlanta, Inc. ................................         32,988
    750 Tektronix, Inc. .........................................         26,531
  3,100 Tellabs, Inc.(c).........................................        222,037
  2,800 Thermo Electron Corp.(c).................................         95,725
  1,000 Thomas & Betts Corp. ....................................         49,250
  1,800 W.W. Grainger, Inc. .....................................         89,662
                                                                    ------------
                                                                       5,422,940
                                                                    ------------
        ENERGY RESERVES--4.9%
 17,300 Amoco Corp. .............................................        720,112
  1,100 Anadarko Petroleum Corp..................................         73,906
  1,600 Apache Corp..............................................         50,400
  5,600 Atlantic Richfield Co....................................        437,500
  2,962 Burlington Resources, Inc................................        127,551
 11,700 Chevron Corp.............................................        971,831
 43,600 Exxon Corp. .............................................      3,109,225
 14,000 Mobil Corp. .............................................      1,072,750
  1,800 Oryx Energy Corp.(c).....................................         39,825
    900 Pennzoil Co..............................................         45,563
  4,700 Phillips Petroleum Co. ..................................        226,481
  1,900 Sonat, Inc. .............................................         73,388
  9,800 Texaco, Inc. ............................................        584,938
  4,364 Union Pacific Resources Group, Inc.......................         76,643
  4,200 Unocal Corp. ............................................        150,150
                                                                    ------------
                                                                       7,760,263
                                                                    ------------
        ENVIRONMENTAL SERVICES--0.2%
  3,400 Browning-Ferris Industries, Inc..........................        118,150
  8,000 Waste Management, Inc....................................        280,000
                                                                    ------------
                                                                         398,150
                                                                    ------------
        FINANCIAL SERVICES--6.7%
  8,100 American Express Co......................................        923,400
  3,000 Aon Corp. ...............................................        210,750
  6,151 Associates First Capital.................................        472,857
    800 Beneficial Corp..........................................        122,550
  1,100 Capital One Financial....................................        136,606
  1,800 Countrywide Credit Industries, Inc.......................         91,350
  2,920 Dun & Bradstreet.........................................        105,485
 12,400 Federal Home Loan Mortgage Corp. ........................        583,575
 18,800 Federal National Mortgage Association....................      1,142,100
 57,900 General Electric Co......................................      5,268,900
    900 Golden West Financial....................................         95,681
  2,300 Green Tree Financial.....................................         98,469
  1,900 H & R Block, Inc.........................................         80,038
  1,900 H F Ahmanson & Co. ......................................        134,900
  5,700 Household International..................................        283,575
  4,500 Marsh & McLennan.........................................        271,969
  8,780 MBNA Corp................................................        289,740
  3,000 SLM Holding Corp.........................................        147,000
  6,817 Washington Mutual, Inc. .................................        296,113
                                                                    ------------
                                                                      10,755,058
                                                                    ------------
        FOOD & BEVERAGES--5.7%
    180 Agribrands International, Inc.(c)........................          5,445
 10,046 Archer-Daniels-Midland Co. ..............................        194,641
  5,100 Bestfoods................................................        296,119
  8,000 Campbell Soup Co. .......................................        425,000
 43,700 Coca-Cola Co.............................................      3,736,350
  8,500 ConAgra, Inc.............................................        269,344
  2,800 General Mills, Inc. .....................................        191,450
  6,500 H.J. Heinz Co............................................        364,812
  2,500 Hershey Foods............................................        172,500
  7,200 Kellogg Co. .............................................        270,450
 26,900 PepsiCo, Inc.............................................      1,107,944
  4,200 Pioneer Hi-Bred International, Inc. .....................        173,775
  2,400 Quaker Oats Co...........................................        131,850
  8,400 Sara Lee Corp. ..........................................        469,875
  1,000 Supervalu, Inc...........................................         44,375
  6,000 Sysco Corp. .............................................        153,750
 11,400 Unilever NV..............................................        899,887
     20 Vlasic Foods International, Inc. ........................            403
  2,000 William Wrigley Jr. Co...................................        196,000
                                                                    ------------
                                                                       9,103,970
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                              VALUE (A)

        FREIGHT TRANSPORTATION--0.1%
  2,580 Federal Express Corp.(c).................................   $    161,895
  5,800 Laidlaw, Inc.............................................         70,688
                                                                    ------------
                                                                         232,583
                                                                    ------------
        GAS & PIPELINE UTILITIES--0.2%
  1,500 Columbia Gas Systems, Inc. ..............................         83,437
  1,600 Consolidated Natural Gas Co. ............................         94,200
    300 Eastern Enterprises......................................         12,863
    900 Nicor, Inc. .............................................         36,112
    600 ONEOK, Inc., New.........................................         23,925
    500 Peoples Energy Corp. ....................................         19,313
  4,256 Sempra Energy(c).........................................        118,096
                                                                    ------------
                                                                         387,946
                                                                    ------------
        HEALTH CARE--PRODUCTS--3.2%
 27,200 Abbott Laboratories......................................      1,111,800
  1,000 Bausch & Lomb, Inc. .....................................         50,125
  5,000 Baxter International, Inc. ..............................        269,062
  2,200 Becton, Dickinson & Co. .................................        170,775
  1,900 Biomet, Inc. ............................................         62,819
  3,500 Boston Scientific Corp.(c)...............................        250,687
  2,600 Guidant Corp.............................................        185,412
 23,900 Johnson & Johnson........................................      1,762,625
  1,300 Mallinckrodt, Inc........................................         38,594
  8,200 Medtronic, Inc...........................................        522,750
  1,600 St. Jude Medical, Inc.(c)................................         58,900
 10,000 TYCO International, Ltd..................................        630,000
  1,300 United States Surgical Corp..............................         59,313
                                                                    ------------
                                                                       5,172,862
                                                                    ------------
        HEALTH CARE--SERVICES--0.8%
  1,000 C.R. Bard, Inc. .........................................         38,063
 11,386 Columbia/HCA Healthcare..................................        331,617
  6,900 HEALTHSOUTH Corp.(c).....................................        184,144
  2,800 Humana, Inc.(c)..........................................         87,325
  1,100 Manor Care, Inc..........................................         42,281
  4,500 Service Corporation International........................        192,937
  5,400 Tenet Healthcare Corp.(c)................................        168,750
  3,300 United Healthcare Corp. .................................        209,550
                                                                    ------------
                                                                       1,254,667
                                                                    ------------
        HOTELS & RESTAURANTS--0.9%
  2,600 Darden Restaurants, Inc. ................................         41,275
  1,750 Harrahs Entertainment, Inc.(c)...........................         40,688
  4,400 Hilton Hotels............................................        125,400
  4,600 Marriott International, Inc.(c)..........................        148,925
 12,300 McDonald's Corp. ........................................        848,700
  3,200 Mirage Resorts(c)........................................         68,200
  2,620 Tricon Global Restaurants, Inc.(c).......................         83,021
  2,300 Wendy's International, Inc...............................         54,050
                                                                    ------------
                                                                       1,410,259
                                                                    ------------
        HOUSEHOLD PRODUCTS--3.1%
  1,000 Alberto Culver Co........................................         29,000
  2,200 Avon Products, Inc.......................................        170,500
  1,200 Brown-Forman Corp., Class B..............................         77,100
  1,800 Clorox Co................................................        171,675
  5,200 Colgate-Palmolive........................................        457,600
  3,000 Fortune Brands, Inc. ....................................        115,312
 20,000 Gillette Co..............................................      1,133,750
  1,800 International Flavours & Fragrances, Inc. ...............         78,188
    700 National Service Industries, Inc.........................         35,613
  2,800 Newell Co................................................        139,475
 23,820 Procter & Gamble.........................................      2,169,109
  1,800 Ralston Purina Co. ......................................        210,262
  2,600 Rubbermaid, Inc. ........................................         86,287
  1,100 Tupperware Corp. ........................................         30,938
                                                                    ------------
                                                                       4,904,809
                                                                    ------------
        INDUSTRIAL PARTS & MACHINERY--1.3%
    400 Briggs & Stratton Corp...................................         14,975
  1,300 Case Corp................................................         62,725
  6,600 Caterpillar, Inc. .......................................        348,975
    600 Cincinnati Milacron, Inc. ...............................         14,588
    700 Crane Co. ...............................................         33,994
    600 Cummins Engine, Inc. ....................................         30,750
  4,400 Deere & Co...............................................        232,650
  4,000 Dover Corp. .............................................        137,000
  3,200 Genuine Parts Co. .......................................        110,600
    700 Harnischfeger Industries, Inc. ..........................         19,819
  4,300 Illinois Tool Works, Inc.................................        286,756
  2,800 Ingersoll-Rand Co. ......................................        123,375
  1,000 McDermott International, Inc. ...........................         34,437
    100 Nacco Industries, Inc. ..................................         12,925
  2,100 Pall Corp................................................         43,050
  1,850 Parker Hannifin Corp.....................................         70,531
  1,050 Snap-On, Inc. ...........................................         38,062
  1,500 Stanley Works............................................         62,344
  1,000 Timken Co................................................         30,813
  4,000 United Technologies Corp.................................        370,000
                                                                    ------------
                                                                       2,078,369
                                                                    ------------
        INSURANCE--3.5%
  7,486 Allstate Corp. ..........................................        685,437
 12,518 American International Group.............................      1,827,628
  3,000 Chubb Corp...............................................        241,125
  2,900 Cincinnati Financial Corp. ..............................        111,288
  1,400 General Re Corp..........................................        354,900
  2,000 Hartford Financial Services Group........................        228,750
  1,900 Loews Corp. .............................................        165,537
  1,700 MBIA, Inc. ..............................................        127,287
  2,000 MGIC Investment Corp.....................................        114,125
  1,300 Progressive Corp.........................................        183,300
  2,500 Safeco Corp..............................................        113,594


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                              VALUE (A)

        INSURANCE--(CONTINUED)
  4,070 St. Paul Cos.............................................   $    171,194
 20,353 Travelers Group, Inc.....................................      1,233,901
                                                                    ------------
                                                                       5,558,066
                                                                    ------------
        LEISURE--0.5%
  1,700 Brunswick Corp...........................................         42,075
  5,850 Eastman Kodak Co. .......................................        427,416
  2,350 Hasbro, Inc. ............................................         92,384
  5,150 Mattel, Inc..............................................        217,909
    700 Polaroid Corp............................................         24,894
                                                                    ------------
                                                                         804,678
                                                                    ------------
        LIFE INSURANCE--1.2%
  2,683 Aetna, Inc. .............................................        204,243
  4,498 American General.........................................        320,201
  3,900 CIGNA Corp. .............................................        269,100
  3,300 Conseco, Inc.............................................        154,275
  1,837 Jefferson Pilot..........................................        106,431
  1,800 Lincoln National Corp., Inc. ............................        164,475
  1,600 Providian Financial Corp.................................        125,700
  3,400 SunAmerica, Inc. ........................................        195,288
  2,500 Torchmark Corp. .........................................        114,375
  1,000 Transamerica Corp. ......................................        115,125
  2,400 UNUM Corp. ..............................................        133,200
                                                                    ------------
                                                                       1,902,413
                                                                    ------------
        LIQUOR--0.3%
    600 Adolph Coors Co., Class B................................         20,400
  8,600 Anheuser-Busch Cos.......................................        405,813
                                                                    ------------
                                                                         426,213
                                                                    ------------
        MEDIA & ENTERTAINMENT--2.9%
 12,700 CBS Corp. ...............................................        403,225
  2,200 Clear Channel Communications(c)..........................        240,075
  6,100 Comcast..................................................        247,622
  1,300 King World Productions, Inc.(c)..........................         33,150
 10,700 MediaOne Group, Inc.(c)..................................        470,131
  6,200 Seagram Company, Ltd. ...................................        253,812
  8,900 Tele-Communications, Inc.(c).............................        342,094
 10,100 Time Warner, Inc. .......................................        862,919
  2,200 Tribune Co...............................................        151,388
  6,157 Viacom, Inc., Class B(c).................................        358,645
 11,998 Walt Disney Co. .........................................      1,260,540
                                                                    ------------
                                                                       4,623,601
                                                                    ------------
        METALS & MINING--0.6%
  4,000 Alcan Aluminum, Ltd. ....................................        110,500
  3,432 Allegheny Teldyne, Inc. .................................         78,507
  3,000 Aluminum Company of America..............................        197,812
  1,800 Armco, Inc.(c)...........................................         11,475
    600 ASARCO, Inc..............................................         13,350
    500 Ball Corp................................................         20,094
  2,300 Bethlehem Steel Corp.(c).................................         28,606
  2,300 Crown Cork & Seal Company, Inc. .........................        109,250
  1,550 Cyprus Amax Minerals Co..................................         20,538
  2,900 Inco, Ltd. ..............................................         39,512
  1,500 Nucor Corp...............................................         69,000
  2,700 Owens Illinois, Inc.(c)..................................        120,825
  1,300 Reynolds Metals Co.......................................         72,719
  1,420 USX-U.S. Steel Group.....................................         46,860
  1,600 Worthington Industries, Inc. ............................         24,100
                                                                    ------------
                                                                         963,148
                                                                    ------------
        OIL--FOREIGN--0.0%
    900 Kerr-McGee Corp. ........................................         52,088
                                                                    ------------

        OIL---REFINING & DISTRIBUTION--0.6%
  1,800 Coastal Corp. ...........................................        125,663
  5,700 Enron Corp. .............................................        308,156
  1,700 Sun, Inc. ...............................................         65,981
  5,100 USX-Marathon Group.......................................        174,994
  7,200 Williams Companies, Inc..................................        243,000
                                                                    ------------
                                                                         917,794
                                                                    ------------
        OIL RESERVES--1.4%
  1,600 Amerada Hess Corp. ......................................         86,900
 37,900 Royal Dutch Petroleum Co.................................      2,077,394
                                                                    ------------
                                                                       2,164,294
                                                                    ------------
        OIL SERVICES--0.8%
  3,000 Baker Hughes, Inc........................................        103,687
  3,000 Dresser Industries, Inc..................................        132,187
    600 FMC Corp.(c).............................................         40,913
  4,700 Halliburton Co. .........................................        209,444
    800 Helmerich & Payne, Inc. .................................         17,800
  1,500 Rowan Companies, Inc.(c).................................         29,156
  8,700 Schlumberger, Ltd. ......................................        594,319
  1,000 Western Atlas, Inc.(c)...................................         84,875
                                                                    ------------
                                                                       1,212,381
                                                                    ------------
        PAPER & FOREST PRODUCTS--1.0%
    800 Bemis, Inc., Rights......................................         32,700
    933 Boise Cascade Corp. .....................................         30,556
  1,600 Champion International Corp..............................         78,700
  3,600 Fort James...............................................        160,200
  1,600 Georgia Pacific Corp.....................................         94,300
  5,310 International Paper Co. .................................        228,330
  9,912 Kimberly-Clark Corp......................................        454,713
  1,800 Louisiana Pacific Corp. .................................         32,850
  1,800 Mead Corp. ..............................................         57,150
    400 Potlatch Corp............................................         16,800


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                               VALUE (A)

        PAPER & FOREST PRODUCTS--(CONTINUED)
 1,700  Stone Container Corp.(c).................................   $     26,563
 1,000  Temple-Inland, Inc. .....................................         53,875
 1,200  Union Camp Corp..........................................         59,550
 3,400  Weyerhaeuser Co..........................................        157,037
 2,000  Willamette Industries, Inc...............................         64,000
                                                                    ------------
                                                                       1,547,324
                                                                    ------------
        PRECIOUS METAL--0.2%
 6,700  Barrick Gold Corp........................................        128,556
 4,100  Battle Mountain Gold Co..................................         24,344
 3,300  Freeport McMoran Copper & Gold, Class B..................         50,119
 3,800  Homestake Mining Co. ....................................         39,425
 2,741  Newmont Mining Corp......................................         64,756
 4,300  Placer Dome, Inc.........................................         50,525
                                                                    ------------
                                                                         357,725
                                                                    ------------
        PUBLISHING--0.8%
 1,300  American Greetings Corp. ................................         66,219
 1,400  Deluxe Corp..............................................         50,138
 1,600  Dow Jones & Company, Inc.................................         89,200
 5,000  Gannett Co...............................................        355,312
 1,300  Harcourt General, Inc....................................         77,350
   600  Jostens, Inc.............................................         14,325
 1,400  Knight-Ridder, Inc.......................................         77,088
 1,700  McGraw-Hill Companies, Inc...............................        138,656
   800  Meredith Corp. ..........................................         37,550
 1,500  Moore Corporation, Ltd...................................         19,875
 1,600  New York Times Co........................................        126,800
 2,500  R.R. Donnelley & Sons Co.................................        114,375
 1,500  Times Mirror Co. ........................................         94,312
                                                                    ------------
                                                                       1,261,200
                                                                    ------------
        RAILROADS & EQUIPMENT--0.5%
 2,722  Burlington Northern Santa Fe.............................        267,266
 3,800  CSX Corp. ...............................................        172,900
 6,600  Norfolk Southern Corp....................................        196,762
 4,300  Union Pacific Corp.......................................        189,738
                                                                    ------------
                                                                         826,666
                                                                    ------------
        RETAIL--CLOTHING--0.5%
    64  Abercrombie & Fitch Co...................................          2,830
 7,050  Gap, Inc.................................................        434,456
 4,093  Limited, Inc.............................................        135,581
 1,400  Nordstrom, Inc. .........................................        108,150
 5,800  TJX Companies, Inc. .....................................        139,925
 2,400  Venator Group, Inc.(c)...................................         45,900
                                                                    ------------
                                                                         866,842
                                                                    ------------
        RETAIL--DEPARTMENT STORE--2.8%
 3,739  Costco Companies(c)......................................        235,791
 7,800  Dayton Hudson Corp.......................................        378,300
  1,900 Dillard's, Inc...........................................         78,731
  3,700 Federated Department Stores, Inc.(c).....................        199,106
  4,300 J.C. Penney, Inc. .......................................        310,944
  8,600 Kmart(c).................................................        165,550
  4,100 May Department Stores Co. ...............................        268,550
  6,900 Sears, Roebuck & Co......................................        421,331
 39,700 Wal-Mart Stores, Inc. ...................................      2,411,775
                                                                    ------------
                                                                       4,470,078
                                                                    ------------
        RETAIL--FOOD & DRUG--0.4%
  4,400 Albertson's, Inc.........................................        227,975
  4,800 American Stores Co.......................................        116,100
    600 Great Atlantic & Pacific Tea, Inc........................         19,838
  4,400 Kroger Co.(c)............................................        188,650
  2,600 Winn-Dixie Stores Inc....................................        133,087
                                                                    ------------
                                                                         685,650
                                                                    ------------
        RETAIL--SPECIALTY--1.6%
  2,700 Autozone, Inc.(c)........................................         86,231
  1,700 Circuit City Stores......................................         79,688
  1,800 Consolidated Stores Corp.(c).............................         65,250
  6,800 CVS Corp. ...............................................        264,775
 12,773 Home Depot, Inc..........................................      1,060,957
    600 Longs Drug Stores Corp. .................................         17,325
  6,000 Lowe's Companies.........................................        243,375
  1,100 Pep Boys-Manny, Moe & Jack...............................         20,831
  4,500 Rite Aid Corp............................................        169,031
  1,800 Tandy Corp. .............................................         95,512
  5,075 Toys R Us, Inc.(c).......................................        119,580
  8,700 Walgreen Co..............................................        359,419
                                                                    ------------
                                                                       2,581,974
                                                                    ------------
        SECURITIES & ASSET MANAGEMENT--1.4%
  2,000 Bear Stearns Cos.........................................        117,750
  4,750 Charles Schwab Corp......................................        154,375
  4,500 Franklin Resources, Inc..................................        243,000
  1,700 Lehman Brothers Holdings.................................        131,856
  6,000 Merrill Lynch & Company, Inc. ...........................        553,500
 10,499 Morgan Stanley Dean Witter...............................        959,346
                                                                    ------------
                                                                       2,159,827
                                                                    ------------
        SEMI-CONDUCTORS--1.9%
  2,400 Advanced Micro Devices, Inc.(c)..........................         40,950
  6,400 Applied Materials, Inc.(c)...............................        188,800
 29,000 Intel Corp. .............................................      2,149,625
  2,500 LSI Logic Corp.(c).......................................         57,656
  3,700 Micron Technology, Inc.(c)...............................         91,806
  2,800 National Semiconductor Corp.(c)..........................         36,925
  6,800 Texas Instruments, Inc...................................        396,525
                                                                    ------------
                                                                       2,962,287
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)               SHORT-TERM INVESTMENT--1.0%

 SHARES                                                              VALUE (A)
        SERVICES--0.2%
 14,448 Cendant Corp.(c).........................................   $    301,602
  1,400 Ryder Systems, Inc.......................................         44,188
                                                                    ------------
                                                                         345,790
                                                                    ------------
        TELECOMMUNICATION--6.7%
 10,000 AirTouch Communications, Inc.(c).........................        584,375
  3,200 ALLTEL Corp..............................................        148,800
 19,400 Ameritech Corp...........................................        870,575
 28,835 AT&T Corp................................................      1,647,200
 27,552 Bell Atlantic Corp.......................................      1,257,060
 17,600 BellSouth Corp...........................................      1,181,400
  2,800 Frontier Corp............................................         88,200
 17,000 GTE Corp.................................................        945,625
 12,200 MCI Communications Corp..................................        709,125
  4,600 NEXTEL Communications, Inc.(c)...........................        114,425
 32,516 SBC Communications, Inc..................................      1,300,640
  7,700 Sprint Corp..............................................        542,850
  8,792 U.S. West................................................        413,234
 18,000 WorldCom, Inc.(c)........................................        871,875
                                                                    ------------
                                                                      10,675,384
                                                                    ------------
        TOBACCO--1.1%
 43,000 Philip Morris Companies..................................      1,693,125
  3,200 UST, Inc.................................................         86,400
                                                                    ------------
                                                                       1,779,525
                                                                    ------------
        Total Common Stock
         (Identified Cost $82,630,231)...........................    157,883,033
                                                                    ------------


PREFERRED STOCK--0.0%

        CHEMICALS--0.0%
    617 Sealed Air Corp..........................................   $     25,914
                                                                    ------------
        Total Preferred Stock
         (Identified Cost $21,819)...............................   $     25,914
                                                                    ------------

    FACE
   AMOUNT                                                          VALUE (A)
 $1,570,000 Repurchase Agreement with State Street Corp. dated
             6/30/98 at 5.00% to be repurchased at $1,570,218,
             on 7/01/98 collateralized by $1,220,000 U.S.
             Treasury Bond 8.125% due 8/15/19 with a value of
             $1,602,570..........................................   $  1,570,000
                                                                   ------------
            Total Short-Term Investment
             (Identified Cost $1,570,000)........................      1,570,000
                                                                    ------------
            Total Investments--100.1%
             (Identified Cost $84,222,050)(b)....................    159,478,947
            Other assets less liabilities........................       (108,663)
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $159,370,284
                                                                    ============
(a) See Note 1A.
(b) Federal Tax Information:
  At June 30, 1998 the net unrealized appreciation on investments based on cost of $84,222,050 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............  $ 76,497,442
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value............    (1,240,543)
                                                                    ------------
   Net unrealized appreciation....................................  $ 75,256,899
                                                                    ============

(c) Non-income producing security.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)


ASSETS
 Investments at value....................................           $159,478,947
 Cash....................................................                    933
 Receivable for:
 Fund shares sold........................................                369,020
 Securities sold.........................................                 25,678
 Dividends and interest..................................                159,308
 Foreign taxes...........................................                  1,141
                                                                    ------------
LIABILITIES                                                          160,035,027
 Payable for:
 Securities purchased....................................  $451,518
 Fund shares redeemed....................................    76,092
 Accrued expenses:
 Management fees.........................................    44,639
 Deferred trustees' fees.................................    62,508
 Other expenses..........................................    29,986
                                                           --------
                                                                         664,743
                                                                    ------------
                                                                    $159,370,284
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $ 83,193,469
 Undistributed net investment income..                                   838,145
 Accumulated net realized gains..........................                 81,771
 Unrealized appreciation on investments..................             75,256,899
                                                                    ------------
NET ASSETS...............................................           $159,370,284
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($159,370,284 divided by 872,406 shares of beneficial
 interest)...............................................           $     182.68
                                                                    ============
Identified cost of investments...........................           $ 84,222,050
                                                                    ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
 Dividends.............................................           $ 1,062,204(a)
 Interest..............................................                47,406
                                                                  -----------
                                                                    1,109,610
EXPENSES
 Management fees.......................................  $179,584
 Trustees' fees and expenses...........................    17,589
 Custodian.............................................    42,331
 Audit and tax services................................     8,000
 Legal.................................................     1,375
 Printing..............................................    25,059
 Insurance.............................................     2,635
 Miscellaneous.........................................     2,264
                                                         --------
  Total expenses.......................................               278,837
                                                                  -----------
NET INVESTMENT INCOME..................................               830,773
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net......................................               199,214
 Unrealized appreciation on:
 Investments--net......................................            21,515,549
                                                                  -----------
Net gain on investment transactions....................            21,714,763
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............           $22,545,536
                                                                  ===========

(a) Net of foreign taxes of: $7,323


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                  YEAR ENDED   SIX MONTHES ENDED
                                                 DECEMBER 31,      JUNE 30,
                                                     1997            1998
                                                 ------------  -----------------
FROM OPERATIONS
 Net investment income.........................  $  1,474,760    $    830,773
 Net realized gain on investments..............       327,190         199,214
 Unrealized appreciation on investments........    26,442,859      21,515,549
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS........    28,244,809      22,545,536
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................    (1,486,184)              0
 Net realized gain on investments..............      (619,246)              0
                                                 ------------    ------------
                                                   (2,105,430)              0
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares..................    41,747,560      30,298,726
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income......     1,486,184               0
 Distributions from net realized gain..........       619,246               0
                                                 ------------    ------------
                                                   43,852,990      30,298,726
 Cost of shares redeemed.......................   (24,172,689)    (20,057,506)
                                                 ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS...........................    19,680,301      10,241,220
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS..................    45,819,680      32,786,756
NET ASSETS
 Beginning of the period.......................    80,763,848     126,583,528
                                                 ------------    ------------
 End of the period.............................  $126,583,528    $159,370,284
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period.............................  $      7,372    $    838,145
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................       294,863         177,696
 Issued in connection with the reinvestment of:
 Distributions from net investment income......         9,711               0
 Distributions from net realized gain..........         4,056               0
                                                 ------------    ------------
                                                      308,630         177,696
 Redeemed......................................      (171,087)       (117,979)
                                                 ------------    ------------
 Net change....................................       137,543          59,717
                                                 ============    ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                  YEAR ENDED DECEMBER 31,               SIX MONTHS ENDED
                          --------------------------------------------      JUNE 30,
                           1993     1994     1995     1996      1997          1998
                          -------  -------  -------  -------  --------  ----------------
Net Asset Value,
 Beginning of period....  $ 72.00  $ 76.48  $ 75.35  $100.09  $ 119.62      $ 155.76
                          -------  -------  -------  -------  --------      --------
Income From Investment
 Operations
 Net Investment Income..     1.54     1.80     1.88     1.91      1.86          0.95
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     5.18    (0.92)   25.89    20.58     36.95         25.97
                          -------  -------  -------  -------  --------      --------
 Total From Investment
  Operations............     6.72     0.88    27.77    22.49     38.81         26.92
                          -------  -------  -------  -------  --------      --------
Less Distributions
 Distributions From Net
  Investment Income.....    (1.36)   (1.82)   (1.85)   (1.93)    (1.86)         0.00
 Distributions in Excess
  of Net Investment
  Income................    (0.18)    0.00     0.00     0.00      0.00          0.00
 Distributions From Net
  Realized Capital
  Gains.................    (0.55)   (0.16)   (1.18)   (1.03)    (0.67)         0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........    (0.15)    0.00     0.00     0.00     (0.14)         0.00
 Distributions From
  Paid-in Capital.......     0.00    (0.03)    0.00     0.00      0.00          0.00
                          -------  -------  -------  -------  --------      --------
 Total Distributions....    (2.24)   (2.01)   (3.03)   (2.96)    (2.67)         0.00
                          -------  -------  -------  -------  --------      --------
Net Asset Value, End of
 period.................  $ 76.48  $ 75.35  $100.09  $119.62  $ 155.76      $ 182.68
                          =======  =======  =======  =======  ========      ========
TOTAL RETURN (%)........     9.72     1.14    36.88    22.47     32.50         17.28(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............     0.34     0.33     0.40     0.40      0.40          0.39(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     2.52     2.59     2.20     1.84      1.41          1.16(b)
Portfolio Turnover Rate
 (%)....................       12        2        5        4         3             1(b)
Net Assets, End of
 period (000)...........  $28,817  $37,164  $58,671  $80,764  $126,584      $159,370
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............       --       --     0.54     0.50      0.43            --

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.


                See accompanying notes to financial statements.

LOOMIS SAYLES BALANCED SERIES
PORTFOLIO MANAGERS: TRICIA MILLS, MERI ANNE BECK, JOHN HYLL AND BARR SEGAL LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO OF TRICIA MILLS AND MERI ANNE BECK APPEARS HERE]

[PHOTO OF JOHN HYLL AND BARR SEGAL]

Q. PLEASE TELL US ABOUT THE SERIES' PERFORMANCE DURING THE FIRST HALF OF 1998.

A. For the six months ended June 30, 1998, the Loomis Sayles Balanced Series had a total return of 6.3%, compared to a return of 9.6% for the Lipper Vari-able Products Balanced Fund Average. Both the stock and bond portions of the portfolio contributed to the Series' return, which included a $0.93 per share gain in net asset value.

Q. WHAT WAS THE ENVIRONMENT LIKE, AND HOW DID YOU RESPOND?

A. As if in defiance of forecasts to the contrary, euphoric U.S. stock markets achieved sizable gains in the first quarter of 1998, with the Standard & Poor's 500 Stock Index adding 13% to its stunning increases of the last three years. In part, this strength grew out of the view that the deep economic cri-ses that had roiled Asian markets in the last months of 1997 would soon end. But early in the second quarter, many companies whose fortunes are tied to Asia began to warn investors of profit shortfalls: For some, the reason was weak sales in depressed Asian markets; for others it was a matter of falling prices on competing imported goods. Most stocks fell after these announcements (notably technology issues), abruptly erasing investors' enthusiasm for the group earlier in 1998. This combination of weak export conditions and pricing pressures on U.S. companies began to raise questions about sustained domestic growth.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR EQUITY STRATEGY DURING THE PERIOD?

A. We emphasized sectors that we think can do well even if the economy slows and those where earnings disappointments seem unlikely. With unemployment low and more disposable income in their hands, workers are likely to spend more, heightening the appeal of consumer-related stocks. This sector is currently one of the economy's strongest, and the stocks appear to offer good value; we also think this area will be fairly resilient in the event of an economic downturn. Areas of particular focus included specialty retail and auto-related companies.

We reduced exposure to capital goods stocks, which would be among the first groups to feel the impact of slowing global growth. However, the Series' position in basic materials, predominantly specialty chemicals, is overweighted relative to the S&P 500. We favored niche producers and other special situations where fundamentals are strong and earnings prospects appear solid, even in a slower economy.

Holdings in two financial sectors were cut back: money center banks with expo-sure to Southeast Asia and property/casualty insurance companies, where in-tense rate competition is limiting revenue growth.

Q. WHAT WAS THE FIXED-INCOME ENVIRONMENT LIKE, AND HOW DID YOU RESPOND?

A. Since last summer, dark economic clouds over the Far East and Russia man-aged to brighten bond markets in the United States. Worried investors withdrew from these unstable economies and fled to the quality they saw in the United States --especially U.S. Treasury obligations. Early in the year, the belief that conditions in Asia were improving suggested that stronger U.S. export ac-tivity and inflationary pressure might lead the Federal Reserve Board to raise interest rates. Domestic interest rates did move higher for a time and bond prices fell. Later, as it became clear that Asia's problems were far from over, bond prices rallied and yields fell, driving the yield on the 30-year Treasury bond to a historic low of 5.57% on June 15.

We kept the duration of the Series' bond portfolio--a measure of price sensi-tivity to interest rate changes--somewhat longer than that of the Lehman Brothers Government/Corporate Index. This mildly optimistic stance, which re-flects our expectation of a slow recovery in Asia, aided performance, as did our overweighting in corporate bonds and underweighting in mortgage-backed se-curities.

The Series benefited from the purchase of Digital Equipment bonds as a result of the Compaq merger, and of Avalon Securities, a real estate investment trust, which we sold at a profit. A notable disappointment was SKF, a ball bearings manufacturer whose sales suffered in Asia.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Continued turmoil in Asia means cheaper imported goods here, a deflationary factor that we think will keep U.S. prices in check and earnings under pres-sure. OPEC's decision to cut production and raise oil prices poses only a small risk of igniting inflation, in our view.


                           [LINE GRAPH APPEARS HERE]

            A $10,000 Investment Compared to the S&P 500 Index /25/ and Lehman Brothers Government/Corporate Bond Index /3/

Average Annual Total Return

                    Balanced           Lipper Variable Products
                     Series            Balanced Fund Average /7/
  6 months*           6.3%                       9.6%
  1 year             13.8%                      18.2%
  3 years            15.9%                      17.2%
  Since Inception    17.4%                       n/a

* not annualized


                   Balanced Series         S&P 500       Lehman Government Corp.
     10/31/94          10,000              10,000                10,000
       Dec-94           9,990               9,794                10,048
       Dec-95          12,467              13,461                11,981
       Dec-96          14,575              16,552                12,328
       Dec-97          16,933              22,055                13,015
      6/30/98          17,993              25,952                14,097


The near-term outlook is positive for the bond markets. The federal govern-ment, its budget now in surplus, is issuing fewer securities, reducing the supply of these sought-after issues. In addition, the Federal Reserve Board seems determined to prevent Asia's crisis from becoming ours, and is thus un-likely to raise interest rates to avoid stalling economic growth. Indeed, the next change could well be a cut in rates.

While we think demand for equities may flatten, the strength of our economy and currency should continue to attract investors. As always, we will rely on Loomis Sayles' extensive research capabilities to invest in securities that meet our standards for attractive value and growth potential, and allow industry weightings to emerge from these selections.


[X]   FUND FACTS

GOAL: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.
START DATE: October 31, 1994
SIZE: $170 million as of June 30, 1998
MANAGERS: Tricia H. Mills, Meri Anne Beck, John Hyll and Barr Segal. Ms. Beck has managed the fixed-income portion of the Series since its inception in 1994. Mr. Hyll and Mr. Segal joined the portfolio management team for the fixed income portion of the Series in 1997. Ms. Mills has managed the equity portion of the Series since 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--56.6% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)

         AEROSPACE/DEFENSE--1.9%
  15,600 Northrop Grumman Corp. .................................   $  1,608,750
  27,300 Sundstrand Corp. .......................................      1,562,925
                                                                    ------------
                                                                       3,171,675
                                                                    ------------
         APPAREL & TEXTILES--1.4%
  55,300 Warnaco Group, Inc. ....................................      2,346,794
                                                                    ------------
         AUTO & RELATED--0.5%
  12,400 Magna International, Inc. ..............................        850,950
                                                                    ------------
         BANKS--4.8%
  22,000 BankAmerica Corp. ......................................      1,901,625
  63,000 Charter One Financial, Inc. ............................      2,122,312
  24,200 Fleet Financial Group, Inc. ............................      2,020,700
  54,500 Norwest Corp. ..........................................      2,036,938
                                                                    ------------
                                                                       8,081,575
                                                                    ------------
         BUILDING & RELATED--3.6%
  18,200 Armstrong World Industries, Inc. .......................      1,226,225
  68,800 Leggett & Platt, Inc. ..................................      1,720,000
  35,900 Masco Corp. ............................................      2,171,950
  11,100 Philips Electronics NV (ADR)(d).........................        943,500
                                                                    ------------
                                                                       6,061,675
                                                                    ------------
         CHEMICALS--6.1%
  81,500 Crompton & Knowles Corp. ...............................      2,052,781
  19,600 EI du Pont de Nemours & Co. ............................      1,462,650
  44,000 IMC Global, Inc. .......................................      1,325,500
  24,800 PPG Industries, Inc. ...................................      1,725,150
  66,300 Solutia, Inc. ..........................................      1,901,981
 112,600 W.R. Grace & Co. .......................................      1,921,237
                                                                    ------------
                                                                      10,389,299
                                                                    ------------
         COMPUTERS & BUSINESS EQUIPMENT--2.7%
  32,800 Gateway 2000 Inc. ......................................      1,660,500
  19,700 International Business Machines.........................      2,261,806
  16,900 Sun Microsystems, Inc. .................................        734,094
                                                                    ------------
                                                                       4,656,400
                                                                    ------------
         CONSUMER--JEWELRY/NOVELTIES/GIFTS--1.5%
  49,000 American Greetings Corp. ...............................      2,495,938
                                                                    ------------
         ELECTRIC COMPANIES--1.7%
  43,000 CMS Energy Corp. .......................................      1,892,000
  26,000 Energy East Corp. ......................................      1,082,250
                                                                    ------------
                                                                       2,974,250
                                                                    ------------
         ELECTRONICS--1.5%
  35,600 Raytheon Co.............................................      2,104,850
  10,000 W.W. Grainger, Inc......................................        498,125
                                                                    ------------
                                                                       2,602,975
                                                                    ------------


         FINANCIAL SERVICES--2.9%
  42,800 Corrections Corp. of America............................      1,005,800
  42,600 Federal Home Loan Mortgage Corp. .......................      2,004,862
  31,300 Federal National Mortgage Association...................      1,901,475
                                                                    ------------
                                                                       4,912,137
                                                                    ------------
         FREIGHT TRANSPORTATION--2.1%
  65,400 Canadian Pacific, Ltd., New.............................      1,855,725
  27,400 Federal Express Corp. (c)...............................      1,719,350
                                                                    ------------
                                                                       3,575,075
                                                                    ------------
         HEALTH CARE--SERVICES--3.7%
  65,500 Columbia/HCA Healthcare Corp. ..........................      1,907,688
  73,100 Humana, Inc. ...........................................      2,279,806
  28,400 Wellpoint Health Networks, Inc. ........................      2,101,600
                                                                    ------------
                                                                       6,289,094
                                                                    ------------
         INSURANCE--3.3%
  56,000 ACE, Ltd. ..............................................      2,184,000
  22,100 Allstate Corp. .........................................      2,023,531
  22,400 Everest Reinsurance Holdings, Inc. .....................        861,000
  21,700 TIG Holdings, Inc. .....................................        499,100
                                                                    ------------
                                                                       5,567,631
                                                                    ------------
         LEISURE TIME--1.6%
  68,000 Hasbro, Inc. ...........................................      2,673,250
                                                                    ------------
         MACHINERY--1.7%
  18,800 Case Corp. .............................................        907,100
  21,700 Deere & Co. ............................................      1,147,388
  26,900 Dover Corp. ............................................        921,325
                                                                    ------------
                                                                       2,975,813
                                                                    ------------
         MANUFACTURING--DIVERSIFIED--1.1%
  40,400 Allied Signal, Inc. ....................................      1,792,750
                                                                    ------------
         OIL & GAS/EXPLORATION & PRODUCTION--0.4%
  30,420 Ocean Energy, Inc. .....................................        595,091
                                                                    ------------
         OIL & GAS/MAJOR INTEGRATED--2.5%
  11,200 British Petroleum PLC...................................        988,400
  53,100 Tosco Corp. ............................................      1,559,812
  31,200 Royal Dutch Petroleum Co. ..............................      1,710,150
                                                                    ------------
                                                                       4,258,362
                                                                    ------------
         RETAIL SPECIALTY--3.3%
  43,200 Autozone, Inc. .........................................      1,379,700
  74,300 Office Depot............................................      2,345,094
 114,000 Office Max..............................................      1,881,000
                                                                    ------------
                                                                       5,605,794
                                                                    ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

   SHARES                                                            VALUE (A)

             RETAIL--FOOD & DRUG--1.3%
      53,500 Kroger Co.(c).......................................   $  2,293,813
                                                                    ------------
             TELEPHONE--5.0%
      51,400 Ameritech Corp. ....................................      2,306,575
      41,400 Bell Atlantic Corp. ................................      1,888,875
      31,200 BellSouth Corp. ....................................      2,094,300
      57,400 SBC Communications, Inc. ...........................      2,296,000
                                                                    ------------
                                                                       8,585,750
                                                                    ------------
             TOBACCO--0.8%
      51,700 UST, Inc. ..........................................      1,395,900
                                                                    ------------
             WASTE MANAGEMENT--1.2%
      42,200 USA Waste Services, Inc. ...........................      2,083,625
                                                                    ------------
             Total Common Stocks
              (Identified Cost $82,460,728)......................     96,235,616
                                                                    ------------

MEDIUM & LONG TERM BONDS & NOTES--39.9%

    FACE
   AMOUNT
             AIRLINES--0.4%
 $   600,000 Northwest Airlines,
              8.375%, 03/15/04...................................        618,696
                                                                    ------------
             BANKS--0.8%
   1,280,000 Mellon Bank N.A.,
              7.000%, 03/15/06...................................      1,335,040
      50,000 Norwest Corp., 7.650%, 3/15/05......................         54,087
                                                                    ------------
                                                                       1,389,127
                                                                    ------------
             ENERGY--0.9%
     125,000 Coastal Corp., 8.125% 9/15/02.......................        133,060
   1,230,000 Tosco Corp. 7.625%, 5/15/06.........................      1,316,752
                                                                    ------------
                                                                       1,449,812
                                                                    ------------
             FINANCE--1.1%
     260,000 Dean Witter Discover & Co.,
              6.750%, 1/01/16....................................        266,105
     790,000 Liberty Property, L.P.
              6.950%, 12/01/06...................................        812,304
     280,000 Oasis Residential, Inc.,
              7.000%, 11/15/03...................................        284,953
     520,000 Sears Roebuck Acceptance Corp.,
              6.95% 05/15/02.....................................        534,472
     100,000 Secured Finance, 9.050%, 12/15/04...................        114,942
                                                                    ------------
                                                                       2,012,776
                                                                    ------------

    FACE
   AMOUNT                                                            VALUE (A)

             U.S. GOVERNMENT--17.7%
 $   800,000 United States Treasury Notes,
              7.250%, 5/15/04....................................   $    868,000
   9,940,000 United States Treasury Notes,
              6.500%, 8/15/05....................................     10,489,781
   3,200,000 United States Treasury Notes,
              5.625%, 2/15/06....................................      3,212,992
   3,720,000 United States Treasury Notes,
              7.000%, 7/15/06....................................      4,062,352
   1,850,000 United States Treasury Notes,
              6.625%, 5/15/07....................................      1,987,011
   5,620,000 United States Treasury Notes,
              6.125%, 8/15/07....................................      5,847,441
     800,000 United States Treasury Notes,
              Zero Coupon, 11/15/09..............................        420,096
   1,300,000 United States Treasury Bonds,
              10.375%, 11/15/12..................................      1,740,778
   1,100,000 United States Treasury Bonds,
              9.125%, 5/15/18....................................      1,539,824
                                                                    ------------
                                                                      30,168,275
                                                                    ------------
             HEALTHCARE--0.3%
     440,000 National Health Investors, Inc.,
              7.300%, 07/16/07...................................        464,662
                                                                    ------------
             INDUSTRIALS--5.7%
   1,325,000 Amerco, Inc., 10.290%, 05/15/03.....................      1,403,983
   1,995,000 Coca Cola Enterprises, Inc.,
              6.750%, 1/15/38....................................      2,012,077
   1,400,000 Federal Express Corp.,
              7.020%, 1/15/22....................................      1,400,000
     535,000 Lowen Group International, Inc.,
              7.750%, 10/15/01...................................        557,395
     260,000 Philips Electronics NV,
              7.250%, 8/15/13....................................        276,076
     670,000 Raytheon Co., 6.300%, 03/15/05......................        672,982
   1,420,000 SKF AB, 7.125%, 07/01/07............................      1,507,529
     700,000 Textron Inc., 6.625, 11/15/07.......................        719,971
     200,000 Tektronix, Inc., 7.625%, 8/15/02....................        208,270
     740,000 USX Marathon, 8.500%, 3/01/23.......................        866,851
                                                                    ------------
                                                                       9,625,134
                                                                    ------------
             LEISURE & LODGING--2.3%
   1,100,000 Carnival Corp., 7.050%, 5/15/05.....................      1,148,510
     300,000 La Quinta Inns, Inc., 7.400%, 9/15/05...............        307,875
   1,180,000 MGM Grand, Inc., 7.750%, 02/06/08...................      1,126,227
     960,000 Royal Caribbean Cruises Line,
              7.000%, 10/15/07...................................        983,098
     760,000 Royal Caribbean Cruises Line,
              7.500%, 10/15/27...................................        794,838
                                                                    ------------
                                                                       4,360,548
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)


    FACE
   AMOUNT                                                           VALUE (A)

            MORTGAGE--5.2%
 $1,360,940 Federal Home Loan Bank,
             6.000%, 12/01/27...................................   $  1,326,916
  2,417,247 Federal Home Loan Bank,
             6.000%, 2/01/13....................................      2,393,824
    620,000 Federal National Mortgage Association,
             6.000%, 2/25/24....................................        599,224
  1,188,002 Federal National Mortgage Association Pool, 6.000%,
             3/01/28............................................      1,156,437
  3,213,694 Federal National Mortgage Association Pool, 6.000%,
             4/01/28............................................      3,128,306
                                                                   ------------
                                                                      8,604,707
                                                                   ------------
            MORTGAGED BACKED--0.7%
  1,076,032 Federal Home Loan Mortgage Association, 6.000%,
             8/15/22............................................      1,029,957
                                                                   ------------
            OIL & GAS--1.6%
  1,040,000 Kerr McGee, 6.625%, 10/15/07........................      1,071,450
  1,650,000 K.N. Energy, Inc., 6.650%, 3/01/05..................      1,680,804
                                                                   ------------
                                                                      2,752,254
                                                                   ------------
            RAILROADS--0.3%
    460,000 Norfolk Southern Corp.,
             7.050%, 05/01/37...................................        492,922
                                                                   ------------
            SECURITIES--1.4%
    225,000 Bankers Trust N.Y. Corp.,
             7.625%, 08/15/05...................................        243,185
  1,040,000 Bear Stearns Cos., Inc.,
             6.750%, 12/15/07...................................      1,065,719
    200,000 Donaldson Lufkin & Jennrette, Inc.,
             6.875%, 11/01/05...................................        205,164
    200,000 Lehman Brothers Holdings, Inc.,
             7.360%, 12/15/03...................................        210,210
    145,000 Salomon, Inc., 7.500%, 2/01/03......................        152,167
    480,000 Salomon, Inc., 7.000%, 3/15/04......................        498,475
                                                                   ------------
                                                                      2,374,920
                                                                   ------------
            TECHNOLOGY--0.5%
    880,000 Dell Computer Corp.,
             6.550%, 04/15/08...................................        880,405
                                                                   ------------
            TELECOMMUNICATIONS--0.9%
    950,000 Sprint Spectrum, L.P.,
             Zero Coupon, 08/15/06..............................        812,250
    680,000 U.S. West Capital Funding, Inc.,
             6.250%, 07/15/05...................................        678,518
                                                                   ------------
                                                                      1,490,768
                                                                   ------------

    FACE
   AMOUNT                                                           VALUE (A)

             TRANSPORTATION--0.1%
 $   100,000 American Airlines,
              10.290%, 03/08/21.................................   $    137,142
      25,000 American Airlines,
              10.180%, 1/02/13..................................         31,779
                                                                   ------------
                                                                        168,921
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $66,338,273).....................     67,883,884
                                                                   ------------

SHORT-TERM INVESTMENTS--5.3%

   7,000,000 American Express Credit Corp, 5.950%, 7/01/98......      7,000,000
   2,017,000 Associates Corp. of North America,
              5.950%, 7/01/98...................................      2,017,000
                                                                   ------------

             Total Short-term Investments
              (Identified Cost $9,017,000)......................      9,017,000
                                                                   ------------
             Total Investments--101.8%
              (Identified Cost $157,816,001)(b).................    173,136,500
             Other assets less liabilities......................    (3,018,727)
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $170,117,773
                                                                   ============

(a) See Note 1A.
(b) Federal Tax Information:
  At June 30, 1998 the net unrealized appreciation on investments based on cost of $157,816,001 for fed income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost...............  $ 17,503,763
   Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value...............    (2,183,273)
                                                                   ============
   Net unrealized appreciation...................................  $ 15,320,490
                                                                   ============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)



ASSETS
 Investments at value..................................             $173,136,500
 Cash..................................................                      237
 Receivable for:
 Fund shares sold......................................                  185,467
 Securities sold.......................................                3,685,211
 Dividends and interest................................                1,185,870
 Unamortized organization expense......................                    2,680
                                                                    ------------
                                                                     178,195,965
LIABILITIES
 Payable for:
 Securities purchased..................................  $7,823,549
 Fund shares redeemed..................................      95,831
 Withholding taxes.....................................       2,558
 Accrued expenses:
 Management fees.......................................     121,968
 Deferred trustees' fees...............................       3,548
 Other expenses........................................      30,738
                                                         ----------
                                                                       8,078,192
                                                                    ------------
                                                                    $170,117,773
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $149,505,446
 Undistributed net investment income...................                2,112,179
 Accumulated net realized gains........................                3,179,658
 Unrealized appreciation on investments................               15,320,490
                                                                    ------------
NET ASSETS.............................................             $170,117,773
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($170,117,773 divided by 10,776,787 shares of
 beneficial interest)..................................             $      15.79
                                                                    ============
Identified cost of investments.........................             $157,816,001
                                                                    ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
 Dividends.............................................            $  595,991(a)
 Interest..............................................             2,117,868
                                                                   ----------
                                                                    2,713,859
EXPENSES
 Management fees.......................................  $ 579,930
 Trustees' fees and expenses...........................      8,875
 Custodian.............................................     35,374
 Audit and tax services................................      6,994
 Legal.................................................      1,675
 Printing..............................................     14,478
 Insurance.............................................      2,866
 Amortization of organization expenses.................        997
 Miscellaneous.........................................      2,265
                                                         ---------
  Total expenses.......................................               653,454
                                                                   ----------
NET INVESTMENT INCOME..................................             2,060,405
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net......................................             2,591,887
 Unrealized appreciation on:
 Investments--net......................................             4,200,024
Net gain on investment transactions....................             6,791,911
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............            $8,852,316
                                                                   ==========

(a) Net of foreign taxes of: $6,959.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                   YEAR ENDED   SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income..........................  $  2,423,147    $  2,060,405
 Net realized gain on investments...............     5,050,034       2,591,887
 Unrealized appreciation on investments.........     5,612,032       4,200,024
                                                  ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.........    13,085,213       8,852,316
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................    (2,381,795)              0
 Net realized gain on investments...............    (4,984,089)              0
                                                  ------------    ------------
                                                    (7,365,884)              0
                                                  ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares...................    86,766,541      43,243,165
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income.......     2,381,795               0
 Distributions from net realized gain...........     4,984,089               0
                                                  ------------    ------------
                                                    94,132,425      43,243,165
 Cost of shares redeemed........................   (20,933,471)    (19,420,834)
                                                  ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS............................    73,198,954      23,822,331
                                                  ------------    ------------
 TOTAL INCREASE IN NET ASSETS...................    78,918,283      32,674,647
NET ASSETS
 Beginning of the period........................    58,524,843     137,443,126
                                                  ------------    ------------
 End of the period..............................  $137,443,126    $170,117,773
                                                  ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period..............................  $     51,774    $  2,112,179
                                                  ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................     5,865,131       2,771,834
 Issued in connection with the reinvestment of:
 Distributions from net investment income.......       161,887               0
 Distributions from net realized gain...........       337,428               0
                                                  ------------    ------------
                                                     6,364,446       2,771,834
 Redeemed.......................................    (1,433,106)     (1,244,831)
                                                  ------------    ------------
 Net change.....................................     4,931,340       1,527,003
                                                  ============    ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          OCTOBER 31, 1994(A)
                                THROUGH        YEAR     YEAR      YEAR    SIX MONTHS ENDED
                             DECEMBER 31,      ENDED    ENDED    ENDED        JUNE 30,
                                 1994          1995     1996      1997          1998
                          ------------------- -------  -------  --------  ----------------
Net Asset Value,
 Beginning of period....        $10.00        $  9.94  $ 11.95  $  13.55      $  14.86
                                ------        -------  -------  --------      --------
Income From Investment
 Operations
 Net Investment Income..          0.05           0.26     0.27      0.28          0.19
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.06)          2.20     1.73      1.90          0.74
                                ------        -------  -------  --------      --------
 Total From Investment
  Operations............         (0.01)          2.46     2.00      2.18          0.93
                                ------        -------  -------  --------      --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.05)         (0.26)   (0.27)    (0.27)         0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00          (0.19)   (0.13)    (0.60)         0.00
                                ------        -------  -------  --------      --------
 Total Distributions....         (0.05)         (0.45)   (0.40)    (0.87)         0.00
                                ------        -------  -------  --------      --------
Net Asset Value, End of
 period.................        $ 9.94        $ 11.95  $ 13.55  $  14.86      $  15.79
                                ======        =======  =======  ========      ========
TOTAL RETURN (%)........         (0.10)(b)      24.79    16.91     16.18          6.26(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)       0.85     0.85      0.85          0.85(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          4.16 (c)       4.03     3.08      2.79          2.68(c)
Portfolio Turnover Rate
 (%)....................             0 (c)         72       59        60            69(c)
Net Assets, End of
 period (000)...........        $2,722        $18,823  $58,525  $137,443      $170,118
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          3.73 (c)       1.85     0.99      0.86            --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES
PORTFOLIO MANAGER: PETER W. PALFREY, CFA BACK BAY ADVISORS, L.P.

[PHOTO OF PETER W. PALFREY, CFA APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE FIRST HALF OF THE YEAR?

A. The Back Bay Advisors Managed Series continued its strong relative and abso-lute performance during the first half of 1998, returning 12.48% versus 9.73% for the Lipper Variable Products Flexible Portfolio Fund Average, an outperformance of 275 basis points. For the 1-year period ended June 30, 1998, the Series returned 23.14% versus 18.13% for the average of the Lipper catego-ry, an outperformance of 501 basis points, but in line with an unmanaged com-posite of 65% of the S&P 500 Index (which returned 30.16% for the last 12 months) and 35% of the Lehman Brothers Government/Corporate Bond Index (which returned 11.28% for the last 12 months) for a blended return of 23.55% for the year. The Series was ranked 11th of 87 funds in its peer group of Lipper Vari-able Products Flexible Portfolio for the past year, and is ranked 6th for the three year period and 5th for the five year period, each ended June 30, 1998.

Q. HOW DID YOU MANAGE THE SERIES DURING THE PAST SIX MONTHS?

A. With stock market technicals improving as the impending threat of the Asia crisis to the U.S. economy diminished (at least in the eyes of U.S. investors), and with interest rates grinding lower through the first quarter, I allowed the stock portion of the portfolio to grow to over 68 percent by late March--versus my neutral benchmark weighting of 65 percent/35 percent stocks-bonds. However, with stock valuations climbing back above record levels (price to book, price- /earnings, dividend yield), on the back of declining estimates for year-over-year corporate earnings growth (now sub-10 percent for the first time since early 1995), I shaved the equity allocation back to 65 percent at the end of the first quarter. With market volatility picking up sharply during the second quarter, as investors attempted to weigh renewed Asia/Russia concerns and lower corporate earnings estimates against continued strong U.S. consumer demand for housing, goods and services, I maintained the equity allocation at approxi-mately 65%, reflecting a neutral stance on stocks versus bonds.

Bond returns were on a roller coaster through the first half of 1998, rallying sharply early in the first quarter on expectations of a sharp slowdown in U.S. economic growth from the Asia crisis, only to give back part of the gain later in the quarter as the reach of the Asia crisis seemingly had become more lim-ited in scope than investors had initially expected. However, continued benign inflation data, coupled with renewed Asia concerns, pushed interest rates to new period lows late in the second quarter, rewarding patient bond investors. This decline in rates, coupled with the growing belief that the Federal Reserve would remain sidelined at least through the summer months (despite continued tight U.S. labor markets), allowed investors to push the equity market to new highs by quarter end, which also helped firm credit spreads in the fixed-income market. The portfolio remained overweight to the credit sector, particularly to the cable/media sector and the Yankee sector--two of the best performing fixed-income sectors during the first half of the year. The portfolio's longer dura-tion (10 years), as well as its barbell maturity structure, has also allowed the fixed-income portion of the portfolio to perform satisfactorily versus its relevant benchmark.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. I expect to maintain the stock portion of the portfolio at approximately 65 percent over the near term--in line with my neutral benchmark weighting of 65 percent/35 percent stocks-bonds--with stock valuations remaining quite full by most historical measures (price to book, price/earnings, dividend yield), but off the record levels recorded at the end of the first quarter (given the re-cent decline in interest rates). While the U.S. domestic economy has continued to produce very favorable numbers (solid retail sales growth, record new home sales), coupled with very benign inflation data, global GDP growth is expected to slow dramatically in 1998-99 from that of 1997 and early 1998. Weaker over-seas demand for U.S. products, combined with tight U.S. labor markets and the inability of U.S. corporations to push through price increases, will likely lead to tighter operating margins (i.e. without substantial productivity gains). Second quarter earnings remain the next hurdle for investors, with softness in the export market and increased inventory levels likely to trans-late to pockets of weakness in reported U.S. corporate earnings. Bond portfolio duration has been maintained long, given my constructive outlook on interest rates, with a continued bias towards credit exposure in the domestic and over-seas markets.

A $10,000 Investment Compared to the S&P 500/25/ and
Lehman Brothers Government/Corporate Bond Index

                           [LINE GRAPH APPEARS HERE]

Average Annual Total Return

                   Managed Series    Lipper Variable Products Flexible
                                        Portfolio Fund Average/8/

6 months*              12.5%                      9.7%
1 year                 23.1%                     18.1%
3 years                22.5%                     17.9%
5 years                17.1%                     14.0%
10 years               14.4%                     13.3%
Since Inception        13.3%                      n/a

*not annualized

                    Zenith Managed                     Leh Gov't/
                        Series         S&P 500           Corp.
                    --------------     -------         ---------
        12/31/87        10,000          10,000          10,000
        12/31/88        10,948          11,649          10,678
        12/31/89        13,037          15,329          12,041
        12/31/90        13,456          14,852          13,145
        12/31/91        16,171          19,357          15,068
        12/31/92        17,255          20,830          16,148
        12/31/93        19,092          22,920          17,567
        12/31/94        18,880          23,231          17,228
        12/31/95        24,782          31,931          19,886
        12/31/96        28,508          39,243          20,673
        12/31/97        36,078          52,317          23,994
        06/30/98        40,582          61,562          24,992

[X]  FUND FACTS

GOAL: A favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments.
START DATE: May 1, 1987
SIZE: $207 million as of June 30, 1998
MANAGER: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages several other fixed income and separate accounts.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--65.4% OF TOTAL NET ASSETS


 SHARES                                                              VALUE (A)
 ------                                                             ------------

        AEROSPACE--0.9%
 11,276 Boeing Co. ..............................................   $    502,487
  5,400 Lockheed Martin Corp. ...................................        571,725
 14,600 Rockwell International Corp. ............................        701,712
                                                                    ------------
                                                                       1,775,924
                                                                    ------------
        AIR TRANSPORTATION--0.4%
  2,900 Delta Air Lines, Inc. ...................................        374,825
 15,150 Southwest Airlines Co. ..................................        448,819
                                                                    ------------
                                                                         823,644
                                                                    ------------
        AUTOMOBILE & RELATED--1.8%
 37,764 Chrysler Corp. ..........................................      2,128,945
 16,900 Ford Motor Co. ..........................................        997,100
  4,500 Goodyear Tire & Rubber Co. ..............................        289,969
  7,200 Paccar, Inc. ............................................        376,200
                                                                    ------------
                                                                       3,792,214
                                                                    ------------
        BANKS--5.7%
 16,704 Banc One Corp. ..........................................        932,292
  9,888 Bank America Corp. ......................................        854,694
 10,600 Bankers Trust New York Corp. ............................      1,230,262
 17,400 Chase Manhattan Corp. New................................      1,313,700
  9,400 Citicorp.................................................      1,402,950
  7,800 First Chicago Corp. .....................................        691,275
 10,900 J.P. Morgan & Co., Inc. .................................      1,276,662
 14,400 Nations Bank Corp. ......................................      1,101,600
 34,200 Norwest Corp. ...........................................      1,278,225
 10,000 Republic NY Corp. .......................................        629,375
  2,800 Wells Fargo & Co. .......................................      1,033,200
                                                                    ------------
                                                                      11,744,235
                                                                    ------------
        BEVERAGES--0.2%
 20,000 Whitman Corp. ...........................................        458,750
                                                                    ------------
        BUSINESS MACHINES--1.5%
 26,838 Compaq Computer Corp. ...................................        761,528
 19,800 International Business Machines Corp. ...................      2,273,287
                                                                    ------------
                                                                       3,034,815
                                                                    ------------
        BUSINESS SERVICES--0.7%
 28,500 Browning Ferris Industries, Inc. ........................        990,375
  9,200 H & R Block, Inc. .......................................        387,550
                                                                    ------------
                                                                       1,377,925
                                                                    ------------
        CHEMICALS--1.7%
 28,400 AlliedSignal, Inc. ......................................      1,260,250
 15,100 E.I. Du Pont de Nemours & Co. ...........................      1,126,837
 11,000 Great Lakes Chemical Corp. ..............................        433,813
  7,800 Pitney Bowes, Inc. ......................................        375,375
  5,100 Union Carbide Corp. .....................................        272,213
                                                                    ------------
                                                                       3,468,488
                                                                    ------------
        COMMUNICATION--5.8%
 15,500 Airtouch Communications, Inc. ...........................   $    905,781
 26,200 Ameritech Corp. .........................................      1,175,725
 39,261 AT & T Co. ..............................................      2,242,785
 22,424 Bell Atlantic Corp. .....................................      1,023,095
 16,200 Bellsouth Corp. .........................................      1,087,425
 10,600 GTE Corp. ...............................................        589,625
 12,800 Harris Corp. ............................................        572,000
 17,668 Lucent Technologies, Inc. ...............................      1,469,757
 11,900 Northern Telecom LTD.....................................        675,325
 28,274 SBC Communications, Inc. ................................      1,130,960
 23,900 US West, Inc. ...........................................      1,123,300
                                                                    ------------
                                                                      11,995,778
                                                                    ------------
        CONGLOMERATES--0.7%
 11,100 Frontier Corp. ..........................................        349,650
 13,800 Minnesota Mining & Manufacturing.........................      1,134,187
                                                                    ------------
                                                                       1,483,837
                                                                    ------------
        CONSTRUCTION--1.2%
 20,100 Home Depot, Inc. ........................................      1,669,556
 14,900 Masco Corp. .............................................        901,450
                                                                    ------------
                                                                       2,571,006
                                                                    ------------
        CONSUMER DURABLES--2.2%
  7,300 Black & Decker Corp. ....................................        445,300
 43,700 General Electric Co. ....................................      3,976,700
    800 Whirlpool Corp. .........................................         55,000
                                                                    ------------
                                                                       4,477,000
                                                                    ------------
        CONTAINERS--0.1%
  6,000 Bemis, Inc. .............................................        245,250
                                                                    ------------
        DATA PROCESSING--2.7%
 23,100 Intel Corp. .............................................      1,712,287
 35,800 Microsoft Corp. .........................................      3,879,825
    150 Oracle Systems Corp. ....................................          3,684
                                                                    ------------
                                                                       5,595,796
                                                                    ------------
        DOMESTIC OIL--1.0%
  4,300 Amerada Hess Corp. ......................................        233,544
  5,600 Amoco Corp. .............................................        233,100
  5,400 Atlantic Richfield Co. ..................................        421,875
  7,200 Halliburton Co. .........................................        320,850
  3,601 Sun, Inc. ...............................................        139,764
  6,200 Tenneco, Inc. ...........................................        235,988
 15,600 Unocal Corp. ............................................        557,700
                                                                    ------------
                                                                       2,142,821
                                                                    ------------
        DRUGS & MEDICINE--5.4%
 17,600 Abbott Laboratories......................................        719,400
 12,800 Bausch & Lomb, Inc. .....................................        641,600
 17,500 Baxter International, Inc. ..............................        941,719

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


 SHARES                                                              VALUE (A)
 ------                                                             ------------

        DRUGS & MEDICINE--(CONTINUED)
  9,600 Becton Dickerson & Co. ..................................   $    745,200
 17,000 C.R. Bard, Inc. .........................................        647,063
 12,600 Corning, Inc. ...........................................        437,850
 15,800 Eli Lilly & Co. .........................................      1,043,787
 11,200 Mallinckrodt, Inc. ......................................        332,500
 19,500 Merck & Co., Inc. .......................................      2,608,125
 20,800 Pfizer, Inc. ............................................      2,260,700
  9,200 Schering Plough Corp. ...................................        842,950
                                                                    ------------
                                                                      11,220,894
                                                                    ------------
        ELECTRONICS--2.2%
 21,400 AMP, Inc. ...............................................        735,625
 18,800 Emerson Electric Co. ....................................      1,135,050
 20,000 Hewlett-Packard..........................................      1,197,500
 15,400 Raytheon Co. ............................................        910,525
 14,400 Tektronix, Inc. .........................................        509,400
                                                                    ------------
                                                                       4,488,100
                                                                    ------------
        ENERGY & UTILITIES--2.4%
 11,700 Consolidated Edison Co. .................................        538,931
 40,200 Edison International.....................................      1,188,412
 45,700 Pacific Gas & Electric Corp. ............................      1,442,406
 10,700 Pepco Energy Co. ........................................        312,306
  7,700 Public Service Enterprise Group..........................        265,169
  8,900 Texas Utilities Co. .....................................        370,463
 21,200 Unicom Corp. ............................................        743,325
                                                                    ------------
                                                                       4,861,012
                                                                    ------------
        ENERGY RAW MATERIALS--0.4%
 27,200 Occidental Petroleum Corp. ..............................        734,400
                                                                    ------------
        FINANCE--2.5%
 10,400 American Express Co. ....................................      1,185,600
  4,429 Associates First Capital Corp. ..........................        340,479
 21,800 Federal Home Loan Mortgage Corp. ........................      1,025,962
 21,400 Federal National Mortgage Association....................      1,300,050
 14,508 Morgan Stanley, Dean Witter..............................      1,325,669
                                                                    ------------
                                                                       5,177,760
                                                                    ------------
        FOOD & AGRICULTURE--3.5%
 36,900 Coca Cola Co. ...........................................      3,154,950
 20,450 H. J. Heinz Co. .........................................      1,147,756
 30,700 PepsiCo, Inc. ...........................................      1,264,456
 16,000 Sara Lee Corp. ..........................................        895,000
 15,200 Supervalue, Inc. ........................................        674,500
                                                                    ------------
                                                                       7,136,662
                                                                    ------------
        GAS UTILITIES--0.3%
 14,200 Eastern Enterprises......................................        608,825
                                                                    ------------
        GOLD--0.1%
  8,900 Barrick Gold Corp. ......................................        170,769
                                                                    ------------
        INSURANCE--2.8%
 11,500 Aetna Life & Casualty Co. ...............................   $    875,438
 10,568 Allstate Corp. ..........................................        967,632
 14,400 American General Corp. ..................................      1,025,100
  9,702 American International Group, Inc. ......................      1,416,492
  8,100 CIGNA Corp. .............................................        558,900
  4,600 Loews Corp. .............................................        400,775
  8,444 Travelers Group, Inc. ...................................        511,918
                                                                    ------------
                                                                       5,756,255
                                                                    ------------
        INTERNATIONAL OIL--3.2%
 38,400 Exxon Corp. .............................................      2,738,400
 15,600 Mobil Corp. .............................................      1,195,350
 39,200 Royal Dutch Petroleum Co. (ADR)(f).......................      2,148,650
  9,600 Texaco, Inc. ............................................        573,000
                                                                    ------------
                                                                       6,655,400
                                                                    ------------
        LEISURE--0.2%
 17,000 Brunswick Corp. .........................................        420,750
                                                                    ------------
        LIQUOR--0.4%
  6,600 Anheuser-Busch Companies, Inc. ..........................        311,438
 11,700 Seagram, Ltd. ...........................................        478,969
                                                                    ------------
                                                                         790,407
                                                                    ------------
        MEDIA--1.6%
 13,400 Cisco Systems, Inc. .....................................      1,233,637
  6,000 Gannett Company, Inc. ...................................        426,375
 15,200 Tele-Communications, Inc. ...............................        584,250
 13,200 Time Warner, Inc. .......................................      1,127,775
                                                                    ------------
                                                                       3,372,037
                                                                    ------------
        MISCELLANEOUS--1.1%
  8,000 American Greetings Corp. ................................        407,500
 10,000 Cognizant Corp. .........................................        630,000
 10,900 EG & G, Inc. ............................................        327,000
  9,000 Hussmann International, Inc. ............................        167,063
  4,400 Nacco Industries, Inc. ..................................        568,700
  7,926 Newmont Mining Corp. ....................................        187,252
  2,750 Octel Corp. .............................................         54,656
                                                                    ------------
                                                                       2,342,171
                                                                    ------------
        NON-FERROUS METALS--0.4%
 14,000 Aluminum Company of America..............................        923,125
                                                                    ------------
        OFFICE EQUIPMENT--1.2%
 24,000 Xerox Corp. .............................................      2,439,000
                                                                    ------------
        OPTICAL PHOTO EQUIPMENT--0.1%
  3,600 Eastman Kodak Co. .......................................        263,025
                                                                    ------------
        PAPER & FOREST PRODUCTS--0.8%
  3,300 Burlington Northern Santa Fe.............................        324,019
  3,600 Georgia-Pacific Corp. ...................................        212,175

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS--(CONTINUED)



 SHARES                                                              VALUE (A)
 ------                                                             ------------

        PAPER & FOREST PRODUCTS--(CONTINUED)
 19,000 Kimberly Clark Corp. ....................................   $    871,625
  8,400 Westvaco Corp. ..........................................        237,300
                                                                    ------------
                                                                       1,645,119
                                                                    ------------
        POLLUTION CONTROL--0.2%
  9,500 Waste Management, Inc. ..................................        332,500
                                                                    ------------
        PRODUCER OF GOODS--0.2%
 21,200 Cincinnati Milacron, Inc. ...............................        515,425
                                                                    ------------
        PUBLISHING--0.3%
 12,000 Knight Ridder, Inc. .....................................        660,750
                                                                    ------------
        RAILROADS & SHIPPING--0.3%
  5,100 CSX Corp. ...............................................        232,050
 13,500 Norfolk Southern Corp. ..................................        402,469
                                                                    ------------
                                                                         634,519
                                                                    ------------
        RESTAURANTS--0.0%
  3,070 Tricon Global Restaurants, Inc. .........................         97,281
                                                                    ------------
        RETAIL--3.6%
 19,000 Albertsons, Inc. ........................................        984,438
  5,000 J. C. Penney, Inc. ......................................        361,563
 38,900 Kmart Corp.(c)...........................................        748,825
 26,400 Mattel Inc. .............................................      1,117,050
  7,800 May Department Stores Co. ...............................        510,900
 10,000 Mercantile Stores, Inc. .................................        789,375
 11,600 Nike Inc. ...............................................        564,775
 11,400 Sears Roebuck & Co. .....................................        696,113
 28,100 Wal-Mart Stores, Inc. ...................................      1,707,075
                                                                    ------------
                                                                       7,480,114
                                                                    ------------
        SOAPS & COSMETICS--4.0%
 17,000 Alberto Culver Co. ......................................        493,000
  3,900 Avon Products, Inc. .....................................        302,250
 19,620 Bristol-Myers Squibb Co. ................................      2,255,074
  3,800 Clorox Co. ..............................................        362,425
 18,000 Gillette Co. ............................................      1,020,375
 26,100 Johnson & Johnson........................................      1,924,875
 20,600 Procter & Gamble Co. ....................................      1,875,887
                                                                    ------------
                                                                       8,233,886
                                                                    ------------
        STEEL--0.1%
  7,720 USX-US Steel Group.......................................        254,760
                                                                    ------------
        TOBACCO--0.8%
 40,800 Philip Morris Companies, Inc. ...........................      1,606,500
                                                                    ------------
        TRAVEL & RECREATION--0.7%
 13,235 Walt Disney Co. .........................................      1,390,502
                                                                    ------------
        Total Common Stock
         (Identified cost $66,884,125)...........................    135,199,431
                                                                    ------------


BOND & NOTES -- 33.3%

    FACE
   AMOUNT                                                            VALUE (A)
   ------                                                           ------------

             CORPORATE BONDS--14.4%
 $ 3,000,000 CSC Holdings, Inc. 7.875%, 1/30/17..................   $  3,157,260
   2,000,000 CSC Holdings, Inc. 7.875%, 2/15/18..................      2,120,000
   6,000,000 Comcast Cable Communications, 8.500%, 5/01/27.......      6,797,940
   2,000,000 Comcast Cellular Holding, Inc,
              9.500%, 5/01/07, 144A(e)...........................      2,075,000
     700,000 Freeport Term Malta, 144A(e)........................        717,255
   2,000,000 MCI Communications Corp.
              7.125%, 6/15/27....................................      2,125,840
   4,525,000 News America Holdings Inc.,
              10.125%, 10/15/12..................................      5,277,915
   2,750,000 Norfolk Southern Corp.,
              7.050%, 5/01/37....................................      2,946,818
   3,000,000 TCA Cable TV, Inc.,
              6.530%, 2/01/28....................................      2,999,790
   2,000,000 Total Access Communication,
              8.375%, 11/04/06...................................      1,505,340
      30,000 Viacom, Inc., 8.000%, 7/07/06.......................         30,975
                                                                    ------------
                                                                      29,754,133
                                                                    ------------
             FOREIGN--9.8%
   4,000,000 Government of Canada,
              10.250%, 3/15/14(d)................................      4,084,673
   5,000,000 Government of Canada,
              Zero Coupon, 3/15/21(d)............................        963,270
  15,000,000 Government of Canada,
              Zero Coupon, 6/01/25(d)............................      2,349,563
   3,000,000 Province of Ontario,
              8.100%, 9/08/23(d).................................      2,652,305
  30,000,000 Province of Ontario,
              Zero Coupon, 09/08/23(d)...........................      4,668,547
  15,000,000 Province of Quebec Stripped,
              Zero Coupon, 1/16/23(d)............................      2,335,293
   3,600,000 Province of Quebec,
              8.500%, 04/01/26(d)................................      3,272,060
                                                                    ------------
                                                                      20,325,711
                                                                    ------------
             YANKEE--8.8%
   2,000,000 Petroleos Mexicanos,
              9.500%, 9/15/27....................................      1,945,540
     925,000 Pindo Deli Fin Mauritius,
              10.750%, 10/01/07, 144A(e).........................        642,875
   6,000,000 Republic of Argentina,
              11.375%, 1/30/17...................................      6,390,000
   5,000,000 Republic of Colombia
              7.625%, 2/15/07....................................      4,513,200
   4,958,000 Republic of Panama,
              8.875%, 9/30/27, 144A(e)...........................      4,660,520
                                                                    ------------
                                                                      18,152,135
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


    FACE
   AMOUNT                                                           VALUE (A)
   ------                                                          ------------

             U.S. GOVERNMENT AGENCY
              BONDS--0.3%
 $   247,413 Government National Mortgage Association, 10.000%,
              9/15/18...........................................   $    271,474
     318,525 Government National Mortgage Association, 11.500%
              with various maturities to 2013...................        358,872
                                                                   ------------
                                                                        630,346
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $65,679,655).....................     68,862,325
                                                                   ------------

SHORT-TERM INVESTMENT--0.7%

   1,390,000 Household Finance Corp.,
              6.000%, 7/01/98...................................      1,390,000
                                                                   ------------
             Short-Term Investments
              (Identified Cost $1,390,000)......................      1,390,000
                                                                   ------------
             Total Investments--99.4%
              (Identified Cost $133,953,780)(b).................    205,451,756
             Other assets less liabilities......................      1,313,348
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $206,765,104
                                                                   ============

(a) See Note 1A.
(b) Federal Tax Information:
    At June 30, 1998 the net unrealized appreciation on investments based on cost of $133,953,780 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $73,699,704

     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (2,201,728)
                                                                   -----------
     Net unrealized appreciation.................................. $71,497,976
                                                                   ===========
(c) Non-income producing security.
(d) Denominated in Canadian Dollars.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,095,650 or 3.9% of total net assets.
(f) An American Depository Receipt (ADR) is a certificate issued by a U.S.
    bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)



ASSETS
 Investments at value.....................................          $205,451,756
 Cash.....................................................                   323
 Receivable for:
 Fund shares sold.........................................                49,069
 Dividends and interest...................................             1,477,970
 Foreign taxes............................................                   632
                                                                    ------------
                                                                     206,979,750
LIABILITIES
 Payable for:
 Fund shares redeemed.....................................  $46,830
 Accrued expenses:
 Management fees..........................................   84,066
 Deferred trustees' fees..................................   50,446
 Other expenses...........................................   33,304
                                                            -------
                                                                         214,646
                                                                    ------------
                                                                    $206,765,104
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in..........................................          $123,282,744
 Undistributed net investment income......................             3,132,851
 Accumulated net realized gains...........................             8,855,190
 Unrealized appreciation on investments and foreign
  currency................................................            71,494,319
                                                                    ------------
NET ASSETS................................................          $206,765,104
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($206,765,104 divided by 968,218 shares of beneficial
 interest)................................................          $     213.55
                                                                    ============
Identified cost of investments............................          $133,953,780
                                                                    ============


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


INVESTMENT INCOME
 Dividends.........................................               $ 1,118,484(a)
 Interest..........................................                 2,606,857
                                                                  -----------
                                                                    3,725,341
EXPENSES
 Management fees...................................  $   499,478
 Trustees' fees and expenses.......................       15,394
 Custodian.........................................       47,356
 Audit and tax services............................        6,500
 Legal.............................................        3,457
 Printing..........................................       19,953
 Insurance.........................................        3,553
 Miscellaneous.....................................        2,265
                                                     -----------
  Total expenses...................................                   597,956
                                                                  -----------
NET INVESTMENT INCOME..............................                 3,127,385
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain (loss) on:
 Investments--net..................................    4,251,755
 Foreign currency transactions--net................      (20,747)
                                                     -----------
  Total realized gain on investments and foreign
   currency transactions...........................    4,231,008
                                                     -----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................   16,047,241
 Foreign currency transactions--net................         (565)
                                                     -----------
  Total unrealized appreciation on investments and
   foreign currency transactions...................   16,046,676
                                                     -----------
Net gain on investment transactions................                20,277,684
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........               $23,405,069
                                                                  ===========

(a) Net of foreign taxes of: $6,375.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                   YEAR ENDED   SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income..........................  $  5,630,618    $  3,127,385
 Net realized gain on investments and foreign
  currency transactions.........................    21,058,248       4,231,008
 Unrealized appreciation on investments and
  foreign currency transactions.................    14,235,222      16,046,676
                                                  ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.........    40,924,088      23,405,069
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................    (5,622,790)              0
 Net realized gain on investments...............   (16,617,273)              0
                                                  ------------    ------------
                                                   (22,240,063)              0
                                                  ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares...................    22,338,847      12,362,251
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income.......     5,622,790               0
 Distributions from net realized gain...........    16,617,273               0
                                                  ------------    ------------
                                                    44,578,910      12,362,251
 Cost of shares redeemed........................   (35,368,662)    (17,784,917)
                                                  ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS....................     9,210,248      (5,422,666)
                                                  ------------    ------------
 TOTAL INCREASE IN NET ASSETS...................    27,894,273      17,982,403
NET ASSETS
 Beginning of the period........................   160,888,428     188,782,701
                                                  ------------    ------------
 End of the period..............................  $188,782,701    $206,765,104
                                                  ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period..............................  $      5,466    $  3,132,851
                                                  ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................       115,122          60,659
 Issued in connection with the reinvestment of:
 Distributions from net investment income.......        30,044               0
 Distributions from net realized gain...........        88,778               0
                                                  ------------    ------------
                                                       233,944          60,659
 Redeemed.......................................      (183,956)        (86,799)
                                                  ------------    ------------
 Net change.....................................        49,988         (26,140)
                                                  ============    ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                      YEAR ENDED DECEMBER 31,               SIX MONTHS ENDED
                          ------------------------------------------------      JUNE 30,
                            1993      1994      1995      1996      1997          1998
                          --------  --------  --------  --------  --------  ----------------
Net Asset Value,
 Beginning of period....  $ 130.26  $ 137.18  $ 130.30  $ 163.52  $ 170.37      $ 189.85
                          --------  --------  --------  --------  --------      --------
Income From Investment
 Operations
 Net Investment Income..      4.35      5.42      6.34      6.43      6.38          3.23
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      9.58     (6.92)    34.33     18.21     38.47         20.47
                          --------  --------  --------  --------  --------      --------
 Total From Investment
  Operations............     13.93     (1.50)    40.67     24.64     44.85         23.70
                          --------  --------  --------  --------  --------      --------
Less Distributions
 Distributions From Net
  Investment Income.....     (4.36)    (5.38)    (6.34)    (6.34)    (6.42)         0.00
 Distributions in Excess
  of Net Investment
  Income................      0.00      0.00     (0.23)     0.00      0.00          0.00
 Distributions From Net
  Realized Capital
  Gains.................     (2.65)     0.00     (0.88)   (11.45)   (18.95)         0.00
                          --------  --------  --------  --------  --------      --------
 Total Distributions....     (7.01)    (5.38)    (7.45)   (17.79)   (25.37)         0.00
                          --------  --------  --------  --------  --------      --------
Net Asset Value, End of
 period.................  $ 137.18  $ 130.30  $ 163.52  $ 170.37  $ 189.85      $ 213.55
                          ========  ========  ========  ========  ========      ========
TOTAL RETURN (%)........     10.65     (1.11)    31.26     15.01     26.56         12.48(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      0.53      0.54      0.64      0.62      0.61          0.60(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      3.65      3.98      4.06      3.64      3.20          3.13(b)
Portfolio Turnover Rate
 (%)....................        22        76        51        72        65            18(b)
Net Assets, End of
 period (000)...........  $121,339  $121,877  $147,536  $160,888  $188,783      $206,765

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: ROGER LAVAN, PETER WILBY AND DAVID SCOTT
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTO OF ROGER LAVAN AND PETER WILBY APPEAR HERE]

[PHOTO OF DAVID SCOTT APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE FIRST HALF OF THE YEAR?

A. For the six months ended June 30, 1998, the Salomon Brothers Strategic Bond Opportunities Series posted a 2.8% return versus a 3.9% return for the Lehman Brothers Aggregate Bond Index and a 3.6% return for the Lipper Variable Prod-ucts General Bond Fund Average. The underperformance is attributable to the Se-ries' position in the emerging markets debt and high yield sectors.

Q. HOW DID YOU MANAGE THE SERIES DURING THE FIRST HALF OF THE YEAR?

A. For the first six months of 1998, the performance of the U.S. economy ex-ceeded expectations. Low long-term interest rates, abundant money supply growth and new highs in the equity markets contributed to the healthy economic perfor-mance. In addition, investors concerned about developments in Asia flocked to the U.S. Treasury market as a "safe haven." As a result, the long bond reached its lowest yield, 5.57%, since the U.S. Government began regular sales of secu-rities in 1977. The yield curve flattened, with spreads between the two year and 30 year bond tightening to 15 basis points at June 30, 1998. Investment grade bonds were the winner in the first half of 1998 supported by the strong performance of Treasuries and mortgage backed securities.

During the first half, all major credit-sensitive fixed-income sectors experi-enced heightened volatility. The emerging markets debt sector, which rallied in the first quarter based on an optimistic outlook for reforms in Asia, gave up its gains as attempts to implement reforms met some resistance. Events that un-folded in Russia, India and Pakistan in the second quarter compounded existing challenges in Southeast Asia. Moreover, Japan's economic and banking system problems became more prominent and led to a weakening of the Japanese yen ver-sus the U.S. dollar. In addition to Asian economic problems, the markets had to endure a crisis of confidence in Russia. Russia raised interest rates on over-night money to 150% at one point in order to fund its liabilities. The problems in Russia led to a sector-wide sell-off of emerging markets debt.

In the emerging markets debt sector, the Series lightened up on Russian expo-sure and added to Bulgaria and Peru. Mexico and Argentina continue to be core holdings as their fundamentals remain strong.

The Salomon Brothers High Yield Market Index/24/ posted a 5.1% return over the six months ended June 30; however, the second quarter was volatile. Corpo-rations issued record levels of debt to take advantage of low interest rates. This pressured the market, and as a result yield spreads to comparable Treasur-ies rose to about 380 basis points, about 100 basis points higher than the lows set in August of last year. The Series was not deterred by the technically in-duced spread widening and maintained its weightings to the high yield sector. In addition, we maintained the Series' high standards for credit quality even as a lot of the new deals coming to market had weaker underlying fundamentals. The Series continues to seek opportunities to upgrade credit quality. We remain positive on the high yield sector.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We believe that the Federal Reserve Board is firmly on hold for the time be-ing supported by few signs of inflation and a persistent crisis in Asia. Our strategy for the Series is to continue to allocate to higher yielding sectors, which we believe over time will provide superior returns. At June 30, 1998, the Series had the following allocation: U.S. investment grade (40%), high yield (32%), emerging markets debt (15%), non-dollar government bonds (8%) and short-term investments (5%).

A $10,000 Investment Compared to the Lehman Brothers Aggregate Bond Index/2/

                           [LINE GRAPH APPEARS HERE]

Average Annual Total Return
             Strategic Bond                 Lipper Variable Products
          Opportunities Series            General Bond Fund Average/9/

6 months*           2.8%                               3.6%
1 year              8.7%                               9.3%
3 years            11.6%                               9.1%
Since Inception    12.5%                               n/a

* not annualized

                          [LINE GRAPH APPEARS HERE]

                                                        Strategic Bond
                       Lehman Aggregate Bond         Opportunities Series
        10/31/94               10,000                        10,000
          Dec-94               10,047                         9,860
          Dec-95               11,903                        11,771
          Dec-96               12,335                        13,461
          Dec-97               13,529                        14,952
         6/30/98               14,059                        15,375


[X]    FUND FACTS

GOAL:  A high level of total return consistent with the preservation of capital.

START DATE: October 31, 1994

SIZE: $89 million as of June 30, 1998

MANAGERS: Peter Wilby and David Scott have managed the Series since its inception in October 1994. Mr. Lavan began co-managing the Series in June 1998. Mr. Wilby and Mr. Scott also have managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

BONDS & NOTES--93.2% OF TOTAL NET ASSETS


     FACE
    AMOUNT                                                           VALUE (A)

               APPAREL & TEXTILES--0.6%
 $     250,000 Collins & Aikman Floorcovering 10.000%, 1/15/07...   $   261,250
       250,000 Synthetic Industries, Inc.
                9.250%, 2/15/07..................................       258,750
                                                                    -----------
                                                                        520,000
                                                                    -----------
               AUTOMOTIVE & RELATED--0.9%
       300,000 Dana Corp. 6.500%, 3/15/08........................       302,751
       200,000 Foamex L.P/Foamex Capital Corp. 9.875%, 6/15/07...       217,000
       250,000 Key Plastic, Inc.
                10.250%, 3/15/07.................................       259,375
                                                                    -----------
                                                                        779,126
                                                                    -----------
               BANKS--0.3%
       415,000 Malayan Banking Berhad
                7.125%, 9/15/05..................................       307,403
                                                                    -----------
               CABLE & OTHER MEDIA--3.1%
       250,000 Adelphia Communications Series 10.500%, 7/15/04...       273,750
       150,000 American Media Operations 11.625%, 11/15/04.......       162,000
       500,000 Century Communications
                Zero Coupon, 1/15/08.............................       226,875
       150,000 CSC Holdings, Inc.
                10.500%, 5/15/16.................................       176,052
       150,000 Diamond Cable Communication, 0/11.750%,
                12/15/05(c)......................................       124,500
       250,000 Falcon Holdings Group 144A, 8.375%, 4/15/10(d)....       251,250
       250,000 Fox Family Worldwide, Inc. 0/10.250%, 11/01/07(c).       161,563
       200,000 Jacor Communications Co.
                9.750%, 12/15/06.................................       218,500
       500,000 LIN Holdings Corp. 144A, 0/10.000%, 3/01/08(c)(d).       335,625
       250,000 Marcus Cable Co.
                14.250%, 12/15/05................................       233,438
       150,000 Rogers Cablesystems, Ltd., Series B 10.000%,
                3/15/05..........................................       166,500
       150,000 SFX Broadcasting, Inc.
                10.750%, 5/15/06.................................       166,875
       400,000 United International Holdings, Series B 0/10.750%,
                2/15/08(c).......................................       247,000
                                                                    -----------
                                                                      2,743,928
                                                                    -----------
               CAPITAL GOODS/BUILDING PRODUCTS--3.3%
       150,000 Alvey Systems, Inc.,
                11.375%, 1/31/03.................................       156,750
       250,000 EnviroSource, Inc.
                9.750%, 6/15/03..................................   $   252,500
       250,000 High Voltage Engineering Corp. 10.500%, 8/15/04...       259,375
       250,000 Insilco Corp. 10.250%, 8/15/07....................       262,188
       250,000 International Knife & Saw
                11.375%, 11/15/06................................       268,125
       100,000 Jordan Industries, Inc., Series B 10.375%,
                8/01/07..........................................       102,750
       250,000 Jordan Industries, Inc., Series B 9.875%, 8/01/07.       152,500
       250,000 Motors & Gears, Inc., Series D 10.750%, 11/15/06..       269,375
       250,000 Nortek, Inc., Series B
                9.125%, 9/01/07..................................       255,625
       250,000 Packard Biosciences, Inc.
                9.375%, 3/01/07..................................       244,375
       250,000 Polymer Group, Inc., Series B 9.000%, 7/01/07.....       255,000
       500,000 Praxair, Inc. 6.150%, 4/15/03.....................       499,940
                                                                    -----------
                                                                      2,978,503
                                                                    -----------
               CHEMICALS--0.3%
       250,000 Texas Petrochemicals Corp. 11.125%, 7/01/06.......       274,688
                                                                    -----------
               COMPUTER SOFTWARE & SERVICES--0.5%
       200,000 DecisionOne Corp.
                9.750%, 8/01/07..................................       191,750
       250,000 Unisys Corp. 7.875%, 4/01/08......................       250,938
                                                                    -----------
                                                                        442,688
                                                                    -----------
               CONSUMER PRODUCTS--2.1%
       250,000 American Safety Razor
                9.875%, 8/01/05..................................       269,688
       300,000 Ekco Group, Inc., Series B
                9.250%, 4/01/06..................................       311,250
       150,000 Hines Horticulture, Inc.
                11.750%, 10/15/05................................       165,375
       200,000 International Semi-Tech. 0/11.500%, 8/15/03(c)....        60,250
       250,000 Moll Industries, Inc. 144A, 10.500%, 7/01/08(d)...       255,000
       250,000 North Atlantic Trading, Inc. 11.000%, 6/15/04.....       250,000
       250,000 Riddell Sports, Inc.
                10.500%, 7/15/07.................................       261,875
       150,000 Selmer Company, Inc.
                11.000%, 5/15/05.................................       163,500
       150,000 Shop-Vac Corp.
                10.625%, 9/01/03.................................       164,625
                                                                    -----------
                                                                      1,901,563
                                                                    -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


     FACE
    AMOUNT                                                           VALUE (A)

               COSMETICS & TOILETRIES--0.6%
 $     250,000 French Fragrances, Inc.
                10.375%, 5/15/07.................................   $   267,500
       350,000 Revlon Worldwide Corp., Series B Zero Coupon,
                3/15/01..........................................       271,688
                                                                    -----------
                                                                        539,188
                                                                    -----------
               DEFENSE & AEROSPACE--1.1%
       250,000 BE Aerospace, Series B 8.000%, 3/01/08............       250,000
       250,000 Burke Industries, Inc.
                10.000%, 8/15/07.................................       253,750
       200,000 Raytheon Co. 5.950%, 3/15/01......................       200,076
       250,000 Stellex Industries, Inc.
                9.500%, 11/01/07.................................       248,125
                                                                    -----------
                                                                        951,951
                                                                    -----------
               ELECTRONICS--0.6%
       250,000 Amphenol Corp.
                9.875%, 5/15/07..................................       266,875
       250,000 Jordan Telecommunication Products 9.875%, 8/1/07..       265,000
                                                                    -----------
                                                                        531,875
                                                                    -----------
               ENERGY--1.6%
       250,000 AES Corp. 8.500%, 11/01/07........................       254,063
       400,000 Occidental Petroleum Corp. 9.250%, 8/01/19........       505,688
       250,000 Transamerican Energy Corp., 0/13.000%, 6/15/02(c).       205,000
       250,000 Transamerican Energy Corp. 11.500%, 6/15/02.......       237,500
       250,000 United Refining Co., Series B 10.750%, 6/15/07....       247,500
                                                                    -----------
                                                                      1,449,751
                                                                    -----------
               ENVIRONMENTAL CONTROL--0.7%
       400,000 Allied Waste Industries, Inc. 0/11.300%,
                6/01/07(c).......................................       295,000
       250,000 Norcal Waste Systems, Inc. 13.500%, 11/15/05......       290,313
                                                                    -----------
                                                                        585,313
                                                                    -----------
               FINANCE--2.2%
       125,000 Airplane Pass Thru Trust,
                10.875%, 3/15/19.................................       141,194
       625,000 Banc One Corp.
                7.600%, 5/01/07..................................       684,119
       250,000 DVI, Inc. 9.875%, 2/01/04.........................       265,625
       375,000 Merrill Lynch & Co.
                6.000%, 2/12/03..................................       374,378
       450,000 Paine Webber Group, Inc.
                7.000%, 3/01/00..................................       456,719
                                                                    -----------
                                                                      1,922,035
                                                                    -----------
               FINANCIAL LEASING--0.7%
       250,000 Navistar International
                8.000%, 2/01/08..................................       251,875
       100,000 United States Leasing International, Inc.
                8.450%, 1/25/05..................................       111,391
       250,000 William Scotsman, Inc.
                9.875%, 6/01/07..................................       260,000
                                                                    -----------
                                                                        623,266
                                                                    -----------
               FOOD & BEVERAGES--1.9%
       125,000 B&G Foods, Inc.
                9.625%, 8/01/07..................................       127,188
       250,000 CFP Holdings, Inc., Series B 11.625%, 1/15/04.....       235,000
       250,000 Delta Beverage Group
                9.750%, 12/15/03.................................       262,500
       250,000 Doane Products Co.
                10.625%, 3/01/06.................................       270,000
       200,000 Dole Foods, Inc.
                6.750%, 7/15/00..................................       202,474
       250,000 Imperial Holly Corp.
                9.750%, 12/15/07.................................       252,500
       250,000 SC International Services, Inc. 9.250%, 9/01/07...       259,375
       150,000 Stroh Brewery Co.
                11.100%, 7/01/06.................................       101,813
                                                                    -----------
                                                                      1,710,850
                                                                    -----------
               FOREIGN--2.9%
       550,000 Bundesrepublik Deutche
                6.500%, 7/04/27(f)...............................       355,901
    45,000,000 Euro Investment Bank
                4.250%, 7/16/98(e)...............................       325,938
       400,000 Korea Development Bank
                9.600%, 12/01/00.................................       383,148
        90,000 New South Wales Treasury Corp. 7.375%, 2/21/07....        60,823
     3,000,000 Russian Principal Loan 3.313%, 12/15/20...........     1,425,000
        51,517 Vnesheconombank USSR 144A, 6.625%, 12/02/15(d)(o).        27,658
                                                                    -----------
                                                                      2,578,468
                                                                    -----------
               FOREIGN GOVERNMENT--18.8%
     2,050,000 Federal Republic of Brazil
                10.125%, 5/15/27.................................     1,948,781
       200,000 Federal Republic of Germany 6.000%, 1/05/06(f)....       119,881

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


     FACE
    AMOUNT                                                           VALUE (A)

               FOREIGN GOVERNMENT--(CONTINUED)
 $     790,000 Federal Republic of Germany 5.625%, 1/04/28(f)....   $   454,695
     1,150,000 Government of Canada
                6.500%, 9/01/98(g)...............................       783,232
        60,000 Government of Canada
                7.000%, 12/01/06(g)..............................        45,258
     1,440,000 Government of the Netherlands 9.000%, 1/15/01(h)..       788,449
       550,000 Government of New Zealand 6.500%, 2/15/00(k)......       283,188
     5,960,000 Kingdom of Denmark
                8.000%, 5/15/03(i)...............................       992,278
    10,220,000 Kingdom of Denmark
                6.000%, 2/15/99(i)...............................     1,503,803
     1,300,000 Kingdom of Morocco
                6.562%, 1/01/09..................................     1,114,750
     3,800,000 Kingdom of Sweden
                11.000%, 1/21/99(j)..............................       493,400
     1,400,000 National Republic of Bulgaria 6.563%, 7/28/11.....       997,500
     1,600,000 Republic of Argentina
                5.750%, 3/31/23..................................     1,185,000
       500,000 Republic of Ecuador
                3.500%, 2/28/25..................................       269,688
    82,900,000 Republic of Greece
                11.000%, 2/25/00(l)..............................       274,023
 1,200,000,000 Republic of Italy,
                Zero Coupon, 7/31/98(m)..........................       672,216
     1,000,000 Republic of Panama
                3.750%, 7/17/14..................................       769,375
       900,000 Republic of Peru 4.000%, 3/07/17..................       554,670
     1,809,524 Republic of Venezuela
                6.625%, 12/18/07.................................     1,506,972
     1,000,000 United Mexican States
                6.250%, 12/31/19.................................       826,875
     1,000,000 United Mexican States
                11.500%, 5/15/26.................................     1,125,000
                                                                    -----------
                                                                     16,709,034
                                                                    -----------
               GOVERNMENT AGENCIES--18.7%
       194,315 Federal Home Loan Mortgage 10.000%, 5/15/20.......       210,736
         2,863 Federal Home Loan Mortgage 11.565%, 6/15/21.......        86,293
     7,900,000 Federal National Mortgage Association 7.000%,
                1/01/99..........................................     8,011,074
     4,600,000 Federal National Mortgage Association 6.500%,
                12/01/99.........................................     4,581,278
       800,000 Federal National Mortgage Association 7.500%,
                12/01/99.........................................       820,496
        19,982 Federal National Mortgage Association 13.000%,
                11/01/14.........................................        24,022
       500,000 Federal National Mortgage Association 7.000%,
                11/18/15.........................................       508,625
        79,624 Federal National Mortgage Association 10.400%,
                4/25/19..........................................        87,198
     4,204,700 Federal National Mortgage Association 8.268%,
                3/17/20(c)(n)....................................       118,362
       947,544 Federal National Mortgage Association 6.500%,
                3/01/26..........................................       945,762
       127,442 Federal National Mortgage Association 7.000%,
                5/01/26..........................................       129,273
     5,096,783 Federal National Mortgage Association 7.991%,
                2/25/35(c)(n)....................................       433,736
     8,591,000 Federal National Mortgage Association 7.329%,
                10/17/36(c)(n)...................................       260,307
       493,484 Government National Mortgage Association 7.500%,
                1/15/27..........................................       507,207
                                                                    -----------
                                                                     16,724,369
                                                                    -----------
               HEALTH CARE--1.8%
       200,000 Alaris Medical Systems, Inc.
                9.750%, 12/01/06.................................       209,000
       250,000 Dade International, Inc.
                11.125%, 5/01/06.................................       283,125
       150,000 Fresenius Medical Care Cap
                9.000%, 12/01/06.................................       156,000
       250,000 Integrated Health Services, Inc. 9.250%, 1/15/08..       260,000
       150,000 Maxxim Medical, Inc.
                10.500%, 8/01/06.................................       165,375
       250,000 Prime Medical Services, Inc. 144A, 8.750%,
                4/01/08(d).......................................       245,313
       250,000 Vencor, Inc. 144A,
                9.875%, 5/01/05(d)...............................       246,250
                                                                    -----------
                                                                      1,565,063
                                                                    -----------
               HOUSING RELATED--0.3%
       250,000 CB Richards Ellis Services
                8.875%, 6/01/06..................................       247,500
                                                                    -----------
               INSURANCE--0.5%
       400,000 Aetna Services, Inc. 7.625%, 8/15/26..............       441,076
                                                                    -----------
               LEISURE TIME--0.9%
       250,000 Grand Casino, Series B
                9.000%, 10/15/04.................................       271,250
       250,000 Prime Hospitality Corp.
                9.750%, 4/01/07..................................       268,125


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


     FACE
    AMOUNT                                                           VALUE (A)

               LEISURE TIME--(CONTINUED)
 $     250,000 Sun International, Ltd.
                8.625%, 12/15/07.................................   $   257,813
                                                                    -----------
                                                                        797,188
                                                                    -----------
               METAL/MINING/STEEL--1.2%
       250,000 Commonwealth Aluminum Corp. 10.750%, 10/1/06......       266,250
       250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
                8/31/07..........................................       246,875
       250,000 P&L Coal Holdings Corp. 144A, 9.625%, 5/15/08(d)..       257,500
       250,000 Renco Metals, Inc.
                11.500%, 7/01/03.................................       268,438
                                                                    -----------
                                                                      1,039,063
                                                                    -----------
               MISCELLANEOUS--1.1%
       249,751 First Union Residential Securitization 7.000%,
                8/25/28..........................................       245,692
       300,000 Norsk Hydro A.S.
                6.700%, 1/15/18..................................       306,111
       482,143 RG Receivables Co.
                9.600%, 2/28/05..................................       447,626
                                                                    -----------
                                                                        999,429
                                                                    -----------
               MORTGAGE--5.3%
     9,800,000 DLJ Commercial Mortgage Corp. .709%,
                5/10/23(c)(n)....................................       487,060
     1,668,707 Green Tree Financial Corp.
                7.070%, 2/15/16..................................     1,727,113
     1,200,971 Mid State Trust VI
                7.340%, 7/01/35..................................     1,248,255
       450,000 PNC Mortgage Securities Corp. 6.734%, 2/25/28.....       435,938
       474,739 PNC Mortgage Securities Corp. 6.838%, 5/25/28.....       463,464
       349,737 PNC Mortgage Securities Corp. 6.750%, 5/25/28.....       339,682
                                                                    -----------
                                                                      4,701,512
                                                                    -----------
               OIL & GAS--1.3%
       250,000 Bellwether Exploration Co.
                10.875%, 4/01/07.................................       263,750
       150,000 Benton Oil & Gas Co.
                11.625%, 5/01/03.................................       159,375
       150,000 Cross Timbers Oil Co.
                9.250%, 4/01/07..................................       153,000
       150,000 KCS Energy, Inc.
                11.000%, 1/15/03.................................       161,625
       200,000 National Energy Group, Inc., Series D 10.750%,
                11/01/06.........................................       182,000
       250,000 Wainoco Oil Corp. 144A,
                9.125%, 2/15/06(d)................................       253,125
                                                                     -----------
                                                                       1,172,875
                                                                     -----------
               PAPER--1.0%
       250,000 Doman Industries, Ltd.
                8.750%, 3/15/04...................................       246,875
       400,000 Harnischfeger Industries, Inc.
                6.875%, 2/15/27...................................       418,864
       250,000 Stone Container Corp.
                12.250%, 4/01/02..................................       257,500
                                                                     -----------
                                                                         923,239
                                                                     -----------
               PETROLEUM SERVICES--0.7%
       250,000 Dailey International, Inc.
                9.500%, 2/15/08...................................       246,250
       250,000 Dawson Production Services, Inc. 9.375%, 2/01/07...       246,875
       150,000 Parker Drilling Co.
                9.750%, 11/15/06..................................       153,750
                                                                     -----------
                                                                         646,875
                                                                     -----------
               PLASTICS & PACKAGING--1.3%
       150,000 Berry Plastics 12.250%, 4/15/04....................       164,625
       250,000 Huntsman Packaging Corp.
                9.125%, 10/01/07..................................       249,375
       250,000 Indesco International 144A,
                9.750%, 4/15/08(d)................................       246,875
       200,000 Radnor Holdings Corp.
                10.000%, 12/01/03.................................       209,000
       250,000 Tekni-Plex, Inc. 11.250%, 4/01/07..................       275,000
                                                                     -----------
                                                                       1,144,875
                                                                     -----------
               PUBLISHING--0.6%
       250,000 Garden State Newspapers, Inc. 8.750%, 10/01/09.....       255,625
       250,000 Hollinger International
                9.250%, 2/01/06...................................       261,250
                                                                     -----------
                                                                         516,875
                                                                     -----------
               RETAIL--FOOD & DRUG--0.5%
       150,000 Carr-Gottstein Foods Co.
                12.000%, 11/15/05.................................       168,000
       250,000 Jitney-Jungle Stores
                12.000%, 3/01/06..................................       282,500
                                                                     -----------
                                                                         450,500
                                                                     -----------
               RETAIL--1.9%
       250,000 Advance Stores Co. 144A,
                10.250%, 4/15/08(d)...............................       259,688
       250,000 Cole National Group, Inc.
                9.875%, 12/31/06..................................       270,625

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


     FACE
    AMOUNT                                                           VALUE (A)

               RETAIL--(CONTINUED)
 $     150,000 Hills Stores Co.
                12.500%, 7/01/03.................................   $   149,625
       250,000 Musicland Group, Series B
                9.875%, 3/15/08..................................       249,375
       700,000 Staples, Inc. 7.125%, 8/15/07.....................       727,230
                                                                    -----------
                                                                      1,656,543
                                                                    -----------
               SERVICES--2.3%
       150,000 Borg-Warner Security Corp.
                9.125%, 5/01/03..................................       156,375
       600,000 First Data 6.375%, 12/15/07.......................       606,540
       250,000 Intertek Financial PLC, Series B 10.250%,
                11/01/06.........................................       265,625
       250,000 Iron Mountain, Inc.
                10.125%, 10/01/06................................       271,250
       250,000 Kindercare Learning Centers
                9.500%, 2/15/09..................................       256,250
       250,000 LES, Inc. 144A,
                9.250%, 6/01/08(d)...............................       255,000
       250,000 Loomis Fargo & Co.
                10.000%, 1/15/04.................................       250,625
                                                                    -----------
                                                                      2,061,665
                                                                    -----------
               TELECOMMUNICATIONS--3.5%
     1,020,000 British Telecommunication
                7.000%, 5/23/07..................................     1,083,750
       250,000 Comcast Cellular Holdings, Inc. 9.500%, 5/01/07...       261,563
       400,000 GTE Corp. 6.940%, 4/15/28.........................       411,208
       275,000 ICG Holdings, Inc.
                0/13.500%, 9/15/05(c)............................       235,125
       250,000 Intermedia Communications 144A, 8.600%,
                6/01/08(d).......................................       253,125
       350,000 International CableTel, Inc., 0/11.500%,
                2/01/06(c).......................................       285,688
       200,000 Nextel Communications, Inc., 0/9.750%, 8/15/04(c).       195,000
       250,000 Nextel Communications, Inc. 144A, 0/9.950%,
                2/15/08(c)(d)....................................       160,000
       250,000 Nextlink Communications, Ltd. 144A, 9.000%,
                3/15/08(d).......................................       253,125
                                                                    -----------
                                                                      3,138,584
                                                                    -----------
               TRANSPORTATION--1.8%
       250,000 Atlantic Express Transportation Corp. 10.750%,
                2/01/04..........................................       266,875
       150,000 Enterprises Shipholding Corp. 144A, 8.875%,
                5/01/08(d).......................................       147,471
       200,000 Holt Group, Inc. 144A,
                9.750%, 1/15/06 (d)...............................       200,000
       250,000 Offshore Logistics, Inc.
                7.875%, 1/15/08...................................       248,750
       200,000 Ryder Transportation, Inc.
                10.000%, 12/01/06.................................       232,500
       250,000 Stena AB 10.500%, 12/15/05.........................       273,125
       400,000 TFM, S.A. DE CV,
                0/11.750%, 6/15/09(c).............................       264,932
                                                                     -----------
                                                                       1,633,653
                                                                     -----------
               U.S. GOVERNMENT--6.3%
       130,000 United States Treasury Bonds 6.375%, 8/15/27.......       142,980
       500,000 United States Treasury Notes
                6.625%, 3/31/02...................................       517,915
     1,000,000 United States Treasury Notes
                5.875%, 9/30/02...................................     1,012,420
       400,000 United States Treasury Notes
                5.625%, 12/31/02..................................       401,652
       215,309 United States Treasury Notes
                3.375%, 1/15/07...................................       208,581
     3,200,000 United States Treasury Notes
                6.125%, 8/15/07...................................     3,330,048
                                                                     -----------
                                                                       5,613,596
                                                                     -----------
               Total Bonds & Notes
                (Identified Cost $82,826,258).....................    83,024,110
                                                                     -----------

PREFERRED STOCK--0.3%

    SHARES
         2,566 Nebco Evans Holdings...............................       260,449
                                                                     -----------
               Total Preferred Stock
                (Identified Cost $257,031)........................       260,449
                                                                     -----------

WARRANT--0.0%

     FACE
    AMOUNT
 $         200 In Flight Phone Corp. .............................             0
                                                                     -----------
               Total Warrant
                (Identified Cost $0)..............................             0
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

SHORT-TERM INVESTMENT--20.8%


    FACE
   AMOUNT
 $18,549,000 Repurchase agreement with State Street Corp. dated
              6/30/98 at 5.70% to be repurchased at $18,551,937
              on 7/01/98 collateralized by $15,725,000 U.S.
              Treasury Bond 7.50% due 11/15/16 with a value of
              $18,924,063......................................   $  18,549,000
                                                                  -------------
             Total Short-Term Investment
              (Identified Cost $18,549,000)....................      18,549,000
                                                                  -------------
             Total Investments--114.3%
              (Identified Cost $101,632,289)(b)................     101,833,559
             Other assets less liabilities.....................    (12,721,956)
                                                                  -------------
             TOTAL NET ASSETS--100%............................   $  89,111,603
                                                                  =============


FORWARD CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                   LOCAL    AGGREGATE              UNREALIZED
       CURRENCY         DELIVERY  CURRENCY     FACE      TOTAL    APPRECIATION/
       CONTRACT           DATE     AMOUNT     VALUE      VALUE    DEPRECIATION
Canadian Dollar (sold)  08/12/98  1,531,932 $1,069,039 $1,041,987   $ 27,052
Canadian Dollar
 (bought)               08/12/98    351,763    243,435    239,261     (4,174)
Deutsche Mark (bought)  08/12/98    500,000    281,793    277,965     (3,828)
Deutsche Mark (sold)    08/12/98  2,180,839  1,230,000  1,212,392     17,608
Deutsche Mark (bought)  08/12/98  3,623,667  2,047,796  2,014,502    (33,294)
Deutsche Mark (sold)    08/12/98    420,000    236,965    233,490      3,475
Deutsche Mark (sold)    08/12/98    520,000    292,278    289,083      3,195
Danish Krone (sold)     08/12/98  6,815,230  1,011,162    993,844     17,318
Greek Drachma (sold)    08/12/98 88,900,000    281,793    290,174     (8,381)
Greek Drachma (bought)  08/12/98 89,440,000    292,278    291,936       (342)
Japanese Yen (sold)     08/12/98 48,335,955    369,541    351,789     17,752
Netherlands Guilder
 (sold)                 08/12/98    454,383    228,448    224,115      4,333
Netherlands Guilder
 (bought)               08/12/98    473,361    236,965    233,476     (3,489)
New Zealand Dollar
 (sold)                 08/12/98    450,229    241,322    233,625      7,697
                                                                    --------
Total Appreciation on Forward Currency contracts................    $ 44,922
                                                                    ========

(a) See Note 1a of Notes to Financial Statements
(b) Federal Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost of $101,632,289 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 1,776,696
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (1,575,453)
                                                                   -----------
   Net unrealized appreciation.................................... $   201,243
                                                                   ===========
(c) Step Bond; Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date and rate.
(d) 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,647,005 or 4.1% of net assets.
(e) Denominated in Japanese Yen
(f) Denominated in German Marks
(g) Denominated in Canadian Dollars
(h) Denominated in Netherland Guilder
(i) Denominated in Danish Krone
(j) Denominated in Swedish Krona
(k) Denominated in New Zealand Dollars
(l) Denominated in Greek Drachma
(m) Denominated in Italian Lira
(n) Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.
(o) Variable or floating rate security. Rate disclosed is as of June 30, 1998.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)


ASSETS
 Investments at value................................              $101,833,559
 Cash................................................                       416
 Foreign cash at value
  (Cost $2,304)......................................                     2,278
 Receivable for:
 Securities sold.....................................                   111,355
 Open forward currency
  contracts--net.....................................                    44,922
 Dividends and interest..............................                 1,311,998
 Miscellaneous.......................................                     5,535
 Unamortized organization
  expense............................................                     2,691
                                                                   ------------
LIABILITIES..........................................               103,312,754
 Payable for:
 Securities purchased................................  $14,108,584
 Fund shares redeemed................................        9,615
 Withholding taxes...................................          781
 Accrued expenses:
 Management fees.....................................       56,318
 Deferred trustees' fees.............................        2,646
 Other expenses......................................       23,207
                                                       -----------
                                                                     14,201,151
                                                                   ------------
                                                                   $ 89,111,603
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.....................................              $ 85,391,804
 Undistributed net investment income.................                 2,854,744
 Accumulated net realized gains......................                   621,641
 Unrealized appreciation on investments, forward
  contracts and foreign currency.....................                   243,414
                                                                   ------------
NET ASSETS...........................................              $ 89,111,603
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($89,111,603 divided by 7,214,454 shares of
 beneficial interest)................................              $      12.35
                                                                   ============
Identified cost of investments.......................              $101,632,289
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)
INVESTMENT INCOME
 Dividends..........................................               $    6,343(a)
 Interest...........................................                3,201,987
                                                                   ----------
                                                                    3,208,330
EXPENSES
 Management fees....................................  $   278,645
 Trustees' fees and expenses........................        7,101
 Custodian..........................................       32,986
 Audit and tax services.............................        6,667
 Legal..............................................        2,136
 Printing...........................................        7,072
 Insurance..........................................        1,498
 Amortization of organization expenses..............          996
 Miscellaneous......................................        2,262
                                                      -----------
  Total expenses....................................                  339,363
                                                                   ----------
NET INVESTMENT INCOME...............................                2,868,967
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain (loss) on:
 Investments--net...................................      572,888
 Foreign currency transactions--net.................      (38,656)
                                                      -----------
  Total realized gain on investments and foreign
   currency transactions............................      534,232
                                                      -----------
 Unrealized depreciation on:
 Investments--net...................................   (1,275,705)
 Foreign currency transactions--net.................      (28,094)
                                                      -----------
  Total unrealized depreciation on investments and
   foreign currency transactions....................   (1,303,799)
                                                      -----------
Net loss on investment transactions.................                 (769,567)
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........               $2,099,400
                                                                   ==========

(a) Net of foreign taxes of: $688.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                   YEAR ENDED   SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income..........................  $  3,981,350    $  2,868,967
 Net realized gain on investments and foreign
  currency transactions.........................     1,004,553         534,232
 Unrealized appreciation (depreciation) on
  investments, and foreign currency
  transactions..................................       774,518      (1,303,799)
                                                  ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.........     5,760,421       2,099,400
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................    (4,170,493)              0
 Net realized gain on investments...............      (739,272)              0
                                                  ------------    ------------
                                                    (4,909,765)              0
                                                  ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares...................    45,476,971      26,096,171
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income.......     4,170,493               0
 Distributions from net realized gain...........       739,272               0
                                                  ------------    ------------
                                                    50,386,736      26,096,171
 Cost of shares redeemed........................   (15,843,098)    (10,285,913)
                                                  ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS............................    34,543,638      15,810,258
                                                  ------------    ------------
 TOTAL INCREASE IN NET ASSETS...................    35,394,294      17,909,658
NET ASSETS
 Beginning of the period........................    35,807,651      71,201,945
                                                  ------------    ------------
 End of the period..............................  $ 71,201,945    $ 89,111,603
                                                  ============    ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................  $    (14,223)   $  2,854,744
                                                  ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................     3,727,495       2,125,124
 Issued in connection with the reinvestment of:
 Distributions from net investment income.......       347,510               0
 Distributions from net realized gain...........        61,591               0
                                                  ------------    ------------
                                                     4,136,596       2,125,124
 Redeemed.......................................    (1,291,407)       (837,220)
                                                  ------------    ------------
 Net change.....................................     2,845,189       1,287,904
                                                  ============    ============


FINANCIAL HIGHLIGHTS

                          OCTOBER 31, 1994(A)
                                THROUGH        YEAR    YEAR     YEAR    SIX MONTHS ENDED
                             DECEMBER 31,     ENDED    ENDED    ENDED       JUNE 30,
                                 1994          1995    1996     1997          1998
                          ------------------- ------  -------  -------  ----------------
Net Asset Value,
 Beginning of period....        $10.00        $ 9.74  $ 10.85  $ 11.62      $ 12.01
                                ------        ------  -------  -------      -------
Income From Investment
 Operations
 Net Investment Income..          0.12          0.58     0.51     0.75         0.40
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.26)         1.30     1.05     0.54        (0.06)
                                ------        ------  -------  -------      -------
 Total From Investment
  Operations............         (0.14)         1.88     1.56     1.29         0.34
                                ------        ------  -------  -------      -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.12)        (0.55)   (0.60)   (0.76)        0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00         (0.22)   (0.19)   (0.14)        0.00
                                ------        ------  -------  -------      -------
 Total Distributions....         (0.12)        (0.77)   (0.79)   (0.90)        0.00
                                ------        ------  -------  -------      -------
Net Asset Value, End of
 period.................        $ 9.74        $10.85  $ 11.62  $ 12.01      $ 12.35
                                ======        ======  =======  =======      =======
TOTAL RETURN (%)........         (1.40)(b)     19.38    14.36    11.07         2.83(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)      0.85     0.85     0.85         0.85(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          7.05 (c)      8.39     7.79     7.32         7.19(c)
Portfolio Turnover Rate
 (%)....................           403 (c)       202      176      258          281(c)
Net Assets, End of
 period (000)...........        $3,450        $9,484  $35,808  $71,202      $89,112
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.01 (c)      2.44     1.19     0.87           --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
PORTFOLIO MANAGER: CATHERINE BUNTING
BACK BAY ADVISORS, L.P.

[PHOTO OF CATHERIN BUNTING APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE FIRST SIX MONTHS OF THE YEAR?

A. The Series continued its long record of rewarding investors with strong performance with a total return of 4.3%, reflecting a $4.61 per share gain in net asset value to $113.13 per share. Once again, the Series turned in results that were better than the 4.0% return in the Lipper Variable Products A-Rated Corporate Bond Funds Average.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR BONDS DURING THE REPORTING
PERIOD?

A. The environment for U.S. bonds was positive as prices generally rose and yields declined. Economic growth in the United States was solid while infla-tion remained low. Meanwhile, international demand for U.S. bonds strengthened as investors turned to the bond markets both as a safe haven from Asia's eco-nomic troubles and as a source of relatively high returns. The expectation that Asia's problems would slow U.S. growth and limit inflationary pressures fostered extraordinarily low domestic interest rates. Later in the period, the supply of corporate bonds rose, translating into higher yields, but lower bond prices. In addition, news that the Asian crisis was worsening renewed concerns about its negative effect on corporate profits and, consequently, corporate bond prices.

Q. WHAT STRATEGIES DID YOU USE IN MANAGING THE SERIES?

A. Given the uncertainties in Asia, we eliminated holdings altogether of bonds from Asian countries. At the same time, we minimized investments in emerging bond markets elsewhere in the world to protect the Series against the ripple effects emanating from Asia's difficulties.

We took advantage of favorable investment conditions in the U.S. bond markets to boost both the Series' yield and price performance. Because domestic eco-nomic activity was solid, we could afford to relax our emphasis on quality by reducing holdings in U.S. Government securities--the most creditworthy securi-ties available. We turned up our focus on bonds at the lower cusp of what (in the bond world) is considered investment-grade terrain, as well as on select higher-yielding, lower-grade bonds. Even so, the average credit quality of the portfolio remained relatively high, as of June 30, 1998.

Meanwhile, our investments in corporate bonds focused on capturing more gener-ous yields as well as price gains. In general, the prevailing backdrop of sta-ble-to-lower interest rates combined with healthy economic activity works to the advantage of corporate bonds. In fact, the credit quality of two Series holdings, Time Warner Inc. and Telecommunications, Inc. was upgraded by bond ratings agencies, paving the way for appreciation in their prices.

We also focused on industries, such as utilities and telecommunications, whose performance tends to move independently of ebbs and flows in economic growth. While the U.S. economy was strong, troubling economic developments in Asia raised concerns that cyclical businesses in the United States might experience setbacks. These worries were enough to cause the steadier, non-cyclical indus-tries to outperform bonds issued by companies whose business activities are more closely tied to the ups and downs of the U.S. economy.

In anticipation of lower interest rates, investments in bonds at the longer end of the maturity spectrum were a focal point. The reason: The longer a bond's maturity, the greater its potential for price appreciation when inter-est rates fall. Emphasizing longer-term bonds helped the Series to make the most of declining interest rates. In particular, an emphasis on bonds with ma-turities of at least 10 years and a shift away from shorter-term issues con-tributed to the Series' solid results. Longer-term bonds outperformed their shorter-term counterparts as interest rates fell toward the end of the period.

Q. WHAT IS YOUR OUTLOOK FOR BONDS OVER THE NEXT SIX MONTHS?

A. Favorable, in view of our expectations that economic growth in the United States will remain healthy while inflation stays low and international demand for U.S. bonds continues to be strong. While we anticipate long-term interest rates to remain fairly steady, we would not be surprised to see ongoing diffi-culties in Asia prompt weakness in the equity markets and a flight-to-quality mentality favoring higher bond prices and lower long-term interest rates.

             A $10,000 Investment Compared to the Lehman Brothers
   Intermediate Government/Corporate Bond Index/5/ and the Cost of Living/1/

                           [LINE GRAPH APPEARS HERE]

  Average Annual Total Return
                Bond Income    Lipper Variable Products
                   Series         A-Rated Corp. Bond
                                      Fund Avg./6/
  6 months*         4.3%                  4.0%
  1 year           11.3%                 10.6%
  3 years           9.0%                  7.6%
  5 years           8.0%                  6.6%
  10 years          9.8%                  8.8%
  Since Inception  10.4%                  n/a

  *not annualized

                                                Lehman Intermediate
                      Bond Income Series        Government/Corporate     COL
        12/31/87            10,000                    10,000            10,000
          Dec-88            10,837                    10,668            10,442
          Dec-89            12,169                    12,030            10,927
          Dec-90            13,153                    13,133            11,594
          Dec-91            15,515                    15,054            11,950
          Dec-92            16,785                    16,133            12,296
          Dec-93            18,901                    17,549            12,634
          Dec-94            18,266                    17,210            12,972
          Dec-95            22,137                    19,845            13,302
          Dec-96            23,158                    20,651            13,744
          Dec-97            25,682                    22,762            13,977
         6/30/98            26,773                    23,550            14,107



[X] FUND FACTS

GOAL: A high level of current income consistent with the protection of capital and moderate investment risk.

START DATE: August 26, 1983

SIZE: $226 million as of June 30, 1998

MANAGER: Catherine Bunting has managed the Series since 1989. She has also acted as portfolio manager of New England Bond Income Fund since 1989. She joined Back Bay Advisors in April 1987.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BONDS AND NOTES--95.5% OF TOTAL NET ASSETS
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                            VALUE (A)

            AEROSPACE--0.6%
$ 1,200,000 Lockheed Martin Corp.,
             7.250%, 5/15/06.....................................   $ 1,276,608
                                                                    -----------
            BUSINESS SERVICES--1.3%
  3,000,000 Equifax, Inc., 6.900%, 7/01/28.......................     2,969,940
                                                                    -----------
            CONTAINERS--2.0%
  1,000,000 Owens-Illinois, Inc., 8.100%, 5/15/07................     1,061,460
  3,500,000 Owens-Illinois, Inc., 7.150%, 5/15/05................     3,539,165
                                                                    -----------
                                                                      4,600,625
                                                                    -----------
            ELECTRIC UTILITIES--4.1%
  3,000,000 CalEnergy, Inc., 9.500%, 9/15/06.....................     3,251,250
  1,000,000 CalEnergy, Inc., 7.630%, 10/15/07....................     1,012,390
  1,250,000 New York State Electric & Gas Co., 8.875%, 11/01/21..     1,382,987
  1,000,000 Texas Utilities Electric Co.,
             7.875%, 3/01/23.....................................     1,074,070
  2,400,000 Texas Utilities Electric Co.,
             7.875%, 4/01/24.....................................     2,580,192
                                                                    -----------
                                                                      9,300,889
                                                                    -----------
            FEDERAL AGENCIES--6.2%
     29,121 Federal Home Loan Bank, 9.000%, with various
             maturities to 2001..................................        29,499
  6,591,201 Government National Mortgage Association, 7.000% with
             various maturities to 2025..........................     6,700,851
  5,520,701 Government National Mortgage Association, 7.500% with
             various maturities to 2025..........................     5,677,901
  1,374,907 Government National Mortgage Association, 8.5000%
             with various maturities to 2022.....................     1,456,575
    187,648 Government National Mortgage Association, 9.000%,
             10/15/16............................................       201,719
                                                                    -----------
                                                                     14,066,545
                                                                    -----------
            FINANCE & BANKING--16.2%
  2,500,000 American General Financing,
             8.450%, 10/15/09....................................     2,913,375
  2,500,000 Associates Corporation of North America, 7.950%,
             2/15/10.............................................     2,813,775
  5,660,000 Associates Corporation of North America, 8.550%,
             7/15/09.............................................     6,641,331
  2,000,000 BB & T Corp., 6.375%, 6/30/05........................     1,997,440
  1,000,000 BVPS II Funding Corp.,
             8.680%, 6/01/17.....................................     1,129,220
  2,000,000 BVPS II Funding Corp.,
             8.890%, 6/01/17.....................................     2,327,120
  2,911,000 EIP Funding Corp.,
             10.250%, 10/01/12...................................     3,419,988
  3,000,000 Nationsbank Corp., 6.600%, 5/15/10...................     3,074,070
  2,800,000 NCNB Corp., 9.375%, 9/15/09..........................     3,483,564
  1,800,000 Pitney Bowes Credit Corp.,
             8.550%, 9/15/09.....................................     2,147,166
  5,800,000 PVNGS II Funding Corp.,
             8.000%, 12/30/15....................................     6,484,458
                                                                    -----------
                                                                     36,431,507
                                                                    -----------
            FOREIGN--5.2%
  9,265,000 Government of Canada,
             8.000%, 6/01/23(c)..................................     8,392,678
  4,500,000 Province of British Columbia,
             7.750%, 6/16/03.....................................     3,354,106
                                                                    -----------
                                                                     11,746,784
                                                                    -----------
            MEDIA & ENTERTAINMENT--9.4%
  3,100,000 Continental Cablevision, Inc.,
             9.500%, 8/01/13.....................................     3,641,942
  1,000,000 CSC Holdings, Inc.,
             7.875%, 12/15/07....................................     1,052,420
  1,500,000 News America Holdings, Inc.,
             7.750%, 2/01/24.....................................     1,617,855
  5,500,000 News America Holdings, Inc.,
             8.250%, 8/10/18.....................................     6,222,260
  3,600,000 Time Warner, Inc. 9.150%, 2/01/23....................     4,572,360
    500,000 Tele-Communications, Inc.,
             9.800%, 2/01/12.....................................       641,985
  2,935,000 Tele-Communications, Inc.,
             9.250%, 1/15/23.....................................     3,407,711
                                                                    -----------
                                                                     21,156,533
                                                                    -----------
            PAPER--1.3%
  1,500,000 Abitibi-Consolidated, Inc.,
             6.950%, 4/01/08.....................................     1,506,075
    484,537 Fort Howard Trust, 11.000%, 1/02/02..................       495,638
  1,000,000 Pope and Talbot, Inc.,
             8.375%, 6/01/13.....................................     1,016,850
                                                                    -----------
                                                                      3,018,563
                                                                    -----------
            PUBLISHING--0.7%
  2,150,000 Golden Books Publishing, Inc.,
             7.650%, 9/15/02.....................................     1,682,375
                                                                    -----------
            SECURITIES--3.3%
  4,000,000 Bear Stearns Cos., Inc.,
             6.200%, 3/30/03.....................................     3,993,040
  3,413,000 Fred Meyer, Inc., 7.450%, 3/01/08....................     3,420,195
                                                                    -----------
                                                                      7,413,235
                                                                    -----------
            TELECOMMUNICATIONS--16.5%
  3,000,000 AirTouch Communications, Inc.,
             6.650%, 5/01/08.....................................     3,047,160


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BONDS AND NOTES--(CONTINUED)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                            VALUE (A)

            TELECOMMUNICATIONS--(CONTINUED)
 $2,300,000 AT&T Corp., 8.350%, 1/15/25..........................   $ 2,560,889
  5,000,000 AT&T Corp., 8.625%, 12/01/31.........................     5,571,500
  2,000,000 Comcast Cable Communications 8.875%, 5/01/17.........     2,424,540
  1,200,000 GTE Corp., 7.510%, 4/01/09...........................     1,305,096
  4,800,000 GTE Corp., 7.900%, 2/01/27...........................     5,173,632
  3,500,000 GTE South, Inc., 6.125%, 6/15/07.....................     3,456,075
  1,500,000 LCI International, Inc., 7.250%, 6/15/07.............     1,525,095
  5,000,000 MCI Communications 7.500%, 8/20/04...................     5,295,150
  1,000,000 MCI Communications 7.750%, 3/15/24...................     1,061,370
  1,500,000 Qwest Communications International, Inc., 10.875%,
             4/01/07.............................................     1,740,000
  3,761,000 WorldCom Inc., 8.875%, 1/15/06.......................     4,071,283
                                                                    -----------
                                                                     37,231,790
                                                                    -----------
            U.S. GOVERNMENT--13.9%
  7,500,000 U.S. Treasury Notes, 5.750%, 4/30/03.................     7,571,550
 10,000,000 U.S. Treasury Notes, 6.625%, 3/31/02.................    10,358,300
  3,500,000 U.S. Treasury Notes, 8.000%, 5/15/01.................     3,728,235
  9,000,000 U.S. Treasury Notes, 8.500%, 11/15/00................     9,589,770
                                                                    -----------
                                                                     31,247,855
                                                                    -----------
            UTILITIES--(DIVERSIFIED)--1.0%
  2,000,000 Tennessee Valley Authority, 6.750%, 11/01/25.........     2,208,680
                                                                    -----------
            YANKEE--13.8%
  1,000,000 Bridas Co., 12.500%, 6/10/03.........................     1,120,000
  2,100,000 Freeport Term Malta PLC, 144A, 7.250%, 5/15/28(d)....     2,151,765
  7,500,000 Hydro Quebec, 8.050%, 7/07/24........................     8,949,450
  3,500,000 Merita Bank, Ltd., 7.500%, 12/29/49..................     3,631,565
  1,500,000 Multicanal S.A., 9.250%, 2/01/02.....................     1,494,045
    500,000 Pemex Petroleos Mexicanos, 8.625%, 12/01/23..........       449,675
  2,900,000 Petroleos Mexicanos, 144A, 8.625%, 12/01/23(d).......     2,608,115
  5,100,000 Smurfit Capital, 6.750%, 11/20/05....................     5,224,134
  2,000,000 Republic of Colombia, 7.250%, 2/23/04................     1,862,900
  3,000,000 Republic of Colombia, 7.625%, 2/15/07................     2,707,920
  1,000,000 YPF Sociedad Anonima, 7.250%, 3/15/03................       976,080
                                                                   ------------
                                                                     31,175,649
                                                                   ------------
            Total Bonds and Notes
             (Identified Cost $210,740,920)......................   215,527,578
                                                                   ------------

SHORT-TERM INVESTMENT--4.1%

  9,206,000 Household Finance Corp.,
             6.000%, 7/01/98.....................................     9,206,000
                                                                   ------------
            Total Short-Term Investment
             (Identified Cost $9,206,000)........................     9,206,000
                                                                   ------------
            Total Investments--99.6%
             (Identified Cost $219,946,920)(b)...................   224,733,578
            Other assets less liabilities........................       797,707
                                                                   ------------
            TOTAL NET ASSETS--100%...............................  $225,531,285
                                                                   ============

(a) See Note 1A.
(b) Federal Tax Information:
    At June 30, 1998 the net unrealized appreciation on investments based on cost of $219,946,920 for federal income tax purposed was as follows:
            Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost.....................................   $  6,175,280
            Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax
             cost over value...................................     (1,388,622)
                                                                  ------------
            Net unrealized appreciation........................   $  4,786,658
                                                                  ============
(c) Denominated in Canadian Dollars.
(d) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,759,880 or 2.1% of net assets.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 1998 (UNAUDITED)

ASSETS
 Investments at value.................................             $224,733,578
 Cash.................................................                    2,031
 Foreign cash at value (cost $118,602)................                  118,498
 Receivable for:
   Fund shares sold...................................                  311,747
   Dividends and interest.............................                3,698,972
                                                                   ------------
                                                                    228,864,826
LIABILITIES
 Payable for:
   Securities purchased...............................  $2,970,000
   Fund shares redeemed...............................     210,647
   Withholding taxes..................................       2,461
   Miscellaneous......................................      21,161
 Accrued expenses:
   Management fees....................................      73,644
   Deferred trustees' fees............................      39,445
   Other expenses.....................................      16,183
                                                        ----------
                                                                      3,333,541
                                                                   ------------
NET ASSETS                                                         $225,531,285
                                                                   ============
 Net Assets consist of:
   Capital paid in....................................             $210,584,289
   Undistributed net investment income................                7,134,301
   Accumulated net realized gains.....................                3,026,324
   Unrealized appreciation on investments and foreign
    currency transactions.............................                4,786,371
                                                                   ------------
NET ASSETS............................................             $225,531,285
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($225,531,285 divided by 1,993,602 shares of
 beneficial interest).................................             $     113.13
                                                                   ============
Identified cost of investments........................             $219,946,920
                                                                   ============
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
 Interest............................................              $7,664,654(a)
EXPENSES
 Management fees.....................................  $  425,060
 Trustees' fees and expenses.........................      11,729
 Custodian...........................................      45,622
 Audit and tax services..............................       5,390
 Legal...............................................       3,748
 Printing............................................      31,721
 Insurance...........................................       3,879
 Miscellaneous.......................................       2,265
                                                       ----------
     Total expenses..................................                 529,414
                                                                   ----------
NET INVESTMENT INCOME................................               7,135,240
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain (loss) on:
  Investments--net...................................   2,876,383
  Foreign currency transactions--net.................    (170,222)
                                                       ----------
     Total realized gain on investments and foreign
      currency transactions..........................   2,706,161
                                                       ----------
 Unrealized depreciation on:
  Investments--net...................................    (937,376)
  Foreign currency transactions--net.................        (182)
                                                       ----------
     Total unrealized depreciation on investments and
      foreign currency transactions..................    (937,558)
                                                       ----------
Net gain on investment transactions..................               1,768,603
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........              $8,903,843
                                                                   ==========

(a) Net of foreign taxes of: $2,461.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   YEAR ENDED   SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income..........................  $ 13,029,862    $  7,135,240
 Net realized gain on investments and foreign
  currency transactions.........................     1,604,656       2,706,161
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions.     4,839,580        (937,558)
                                                  ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.........    19,474,098       8,903,843
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................   (13,039,485)              0
 Net realized gain on investments...............    (1,850,904)              0
                                                  ------------    ------------
                                                   (14,890,389)              0
                                                  ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares...................    54,067,705      42,602,085
 Net asset value of shares issued in connection
  with the reinvestment of:
   Distributions from net investment income.....    13,039,485               0
   Distributions from net realized gain.........     1,850,904               0
                                                  ------------    ------------
                                                    68,958,094      42,602,085
 Cost of shares redeemed........................   (51,012,776)    (28,862,626)
                                                  ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS............................    17,945,318      13,739,459
                                                  ------------    ------------
 TOTAL INCREASE IN NET ASSETS...................    22,529,027      22,643,302
NET ASSETS
 Beginning of the period........................  $180,358,956    $202,887,983
                                                  ------------    ------------
 End of the period..............................  $202,887,983    $225,531,285
                                                  ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period..............................  $       (939)   $  7,134,301
                                                  ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................       489,276         383,696
 Issued in connection with the reinvestment of:
   Distributions from net investment income.....       120,361               0
   Distributions from net realized gain.........        16,902               0
                                                  ------------    ------------
                                                       626,539         383,696
 Redeemed.......................................      (464,412)       (259,744)
                                                  ------------    ------------
 Net change.....................................       162,127         123,952
                                                  ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                    YEAR ENDED DECEMBER 31,                 SIX MONTHS ENDED
                          ------------------------------------------------      JUNE 30,
                            1993      1994      1995      1996      1997          1998
                          --------  --------  --------  --------  --------  ----------------
Net Asset Value,
 Beginning of period....  $ 103.47  $ 106.14  $  95.53  $ 108.67  $ 105.63      $ 108.52
                          --------  --------  --------  --------  --------      --------
Income From Investment
 Operations
 Net Investment Income..      5.70      7.05      7.34      7.72      7.43          3.58
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      7.38    (10.61)    12.85     (2.70)     4.05          1.03
                          --------  --------  --------  --------  --------      --------
 Total From Investment
  Operations............     13.08     (3.56)    20.19      5.02     11.48          4.61
                          --------  --------  --------  --------  --------      --------
Less Distributions
 Distributions From Net
  Investment Income.....     (6.20)    (7.05)    (7.05)    (7.74)    (7.51)         0.00
 Distributions in Excess
  of Net Investment
  Income................     (0.05)     0.00      0.00      0.00      0.00          0.00
 Distributions From Net
  Realized Capital
  Gains.................     (4.16)     0.00      0.00     (0.32)    (1.08)         0.00
                          --------  --------  --------  --------  --------      --------
 Total Distributions....    (10.41)    (7.05)    (7.05)    (8.06)    (8.59)         0.00
                          --------  --------  --------  --------  --------      --------
Net Asset Value, End of
 period.................  $ 106.14  $  95.53  $ 108.67  $ 105.63  $ 108.52      $ 113.13
                          ========  ========  ========  ========  ========      ========
TOTAL RETURN (%)........     12.61     (3.36)    21.20      4.61     10.90          4.25(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      0.43      0.44      0.55      0.52      0.52          0.50(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      6.47      6.75      7.22      7.22      6.97          6.71(b)
Portfolio Turnover Rate
 (%)....................       177        82        73        98        40           106(b)
Net Assets, End of
 period (000)...........  $131,242  $126,234  $162,712  $180,359  $202,888      $225,531

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
PORTFOLIO MANAGER: ROGER LAVAN
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTO OF ROGER LAVAN APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE FIRST HALF OF THE YEAR?

A. During the first half of 1998, the Series posted a 3.32% return, just shy of the 1-10 year Treasury index, which returned 3.4%. The Series also slightly underperformed the Lipper Variable Products U.S. Mortgage and GNMA Fund Average, which returned 3.36% over the same period.

Q. HOW DID YOU MANAGE THE SERIES DURING THIS PERIOD?

A. Due to the economic problems in Asia, we began the year with a fairly con-structive view of the U.S. fixed income markets. We believed Asia would slow U.S. economic growth and push inflation lower, which would enable interest rates, in particular long term rates, to move modestly lower, pushing bond prices higher during 1998. To take advantage of our expectations for lower in-terest rates and a flatter yield curve, we strategically moved the Series' as-sets into longer maturities with an overweight to discount mortgage pass-throughs.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Looking ahead, Asian turmoil appears to have overshadowed faint warnings of tightening from Federal Reserve Board Chairman Alan Greenspan. Near term, cur-rent interest rate levels will be difficult to sustain without a significant pull back in equities or a further sharp rise in the dollar. However, any backups in yields will likely be met with substantial buying interest. Over-all, we expect a relatively benign interest rate environment over the next 6-12 month period. We feel the Series is well positioned to take advantage of these opportunities if in fact they do occur.

 A $10,000 Investment Compared to the Lehman Brothers Intermediate Government
                                Bond Index /4/

                           [LINE GRAPH APPEARS HERE]


  Average Annual Total Return

                  U.S. Gov't    Lipper Variable Products
                    Series        US Mortgage and GNMA
                                     Fund Average/17/

  6 months*          3.3%                3.4%
  1 year             8.9%                9.1%
  3 years            6.8%                7.2%
  Since Inception    8.3%                n/a

  *not annualized

                                                    Lehman Intermediate Govt
                          Salomon U.S. Govt                Bond Index
              10/31/94          10,000                       10,000
                Dec-94          10,060                        9,989
                Dec-95          11,571                       11,430
                Dec-96          11,955                       11,894
                Dec-97          12,979                       12,832
               6/30/98          13,410                       13,271


[X] FUND FACTS

GOAL: A high level of current income consistent with the preservation of capital and maintenance of liquidity.

START DATE: October 31, 1994

SIZE: $29 million as of June 30, 1998

MANAGERS: Roger Lavan has managed the Series since its inception in 1994. Mr. Lavan also manages the Salomon Brothers Investment Series--U.S. Government Income Fund and the North American U.S. Government Securities Fund since January 1992. He joined Salomon Brothers Asset Management Inc in 1990.



Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BONDS & NOTES--89.0% OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
    FACE
   AMOUNT                                                           VALUE (A)

            FEDERAL AGENCY--74.0%
$   300,000 Federal Home Loan Banks
             5.940%, 6/13/00.....................................  $    301,572
    239,343 Federal Home Loan Mortgage
             7.500%, 5/01/07.....................................       244,503
     18,220 Federal Home Loan Mortgage
             6.000%, 10/01/10....................................        18,061
    338,272 Federal Home Loan Mortgage
             7.000%, 7/01/11.....................................       344,827
     51,353 Federal Home Loan Mortgage
             11.750%, 1/01/12....................................        58,222
    500,000 Federal Home Loan Mortgage
             6.500%, 7/01/15.....................................       503,435
    340,121 Federal Home Loan Mortgage
             8.250%, 4/01/17.....................................       356,103
    185,063 Federal Home Loan Mortgage
             9.000%, 10/01/17....................................       195,156
    347,477 Federal Home Loan Mortgage
             8.000%, 12/01/19....................................       359,531
    432,562 Federal Home Loan Mortgage
             10.500%, 6/01/20....................................       483,522
    908,695 Federal Home Loan Mortgage
             8.000%, 7/01/20.....................................       952,231
    900,000 Federal Home Loan Mortgage
             6.247%, 3/17/21.....................................       887,058
    237,001 Federal Home Loan Mortgage
             7.000%, 4/15/21.....................................       239,963
     58,330 Federal Home Loan Mortgage
             6.500%, 5/01/26.....................................        58,166
     55,531 Federal Home Loan Mortgage
             6.500%, 6/01/26.....................................        55,375
    852,021 Federal Home Loan Mortgage
             6.500%, 7/01/26.....................................       849,626
  1,830,000 Federal National Mortgage Association 6.500%,
             1/01/99.............................................     1,840,285
  6,450,000 Federal National Mortgage Association 7.000%,
             1/01/99.............................................     6,540,687
     23,720 Federal National Mortgage Association 14.500%,
             11/15/14............................................        29,169
     14,352 Federal National Mortgage Association
             12.500%, 8/01/15....................................        16,949
     63,897 Federal National Mortgage Association 12.500%,
             9/20/15.............................................        75,458
    569,083 Federal National Mortgage Association 12.000%,
             10/01/15............................................       659,180
     65,654 Federal National Mortgage Association 13.000%,
             11/15/15............................................        78,928
    285,285 Federal National Mortgage Association 12.500%,
             1/01/16.............................................       335,834
     36,339 Federal National Mortgage Association 12.000%,
             1/15/16.............................................        42,869
     20,443 Federal National Mortgage Association 11.500%,
             9/01/19.............................................        23,708
    386,411 Federal National Mortgage Association 6.500%,
             3/01/26.............................................       385,684
    800,000 Federal National Mortgage Association 7.000%,
             5/25/30.............................................       816,000
  3,000,000 Federal National Mortgage Association 6.500%,
             7/01/30.............................................     2,987,790
    127,210 Government National Mortgage Association 9.000%,
             10/20/16............................................       135,875
    236,004 Government National Mortgage Association 9.000%,
             12/15/16..........................................         251,283
    300,000 Student Loan Marketing Association 7.500%, 3/08/00.         308,769
    667,443 U.S. Department of Veteran Affairs
             7.250%, 10/15/10..................................         669,319
                                                                  -------------
                                                                     21,105,138
                                                                  -------------
            U.S. TREASURY--15.0%
    100,000 U.S. Treasury Bonds 6.375%, 8/15/27................         109,812
    200,000 U.S. Treasury Notes 6.500%, 5/31/01................         205,146
  1,400,000 U.S. Treasury Notes 6.625%, 5/15/07................       1,503,194
    850,000 U.S. Treasury Notes 6.125%, 8/15/07................         884,544
    250,000 U.S. Treasury Notes 5.625%, 12/31/02...............         251,033
    600,000 U.S. Treasury Notes 5.750%, 4/30/03................         605,724
    700,000 U.S. Treasury Notes 5.625%, 5/15/08................         709,737
                                                                  -------------
                                                                      4,269,190
                                                                  -------------
            Total Bonds & Notes
             (Identified Cost $25,197,454).....................      25,374,328
                                                                  -------------

SHORT-TERM INVESTMENTS--51.8%

  2,500,000 Federal Home Loan Bank
             5.400%, 7/1/98....................................       2,500,000
  6,138,000 Repurchase agreement with J.P. Morgan dated 6/30/98 at 5.48% to be repurchased at $6,138,934 on
             7/01/98 collateralized by $5,831,000 U.S. Treasury
             Bond 8.50% due 11/15/00 with a value of
             $6,261,036........................................       6,138,000
  6,139,000 Repurchase agreement with State Street Corp. dated
             6/30/98 at 5.70% to be repurchased at $6,139,972
             on 7/01/98 collateralized by $5,205,000 U.S.
             Treasury Bond 7.50% due 11/15/16 with a value of
             $6,263,895........................................       6,139,000
                                                                  -------------
            Total Short-Term Investments
             (Identified Cost $14,777,000).....................      14,777,000
                                                                  -------------
            Total Investments--140.9%
             (Identified Cost $39,974,454)(b)..................      40,151,328
            Other assets less liabilities......................    (11,648,660)
                                                                  -------------
            TOTAL NET ASSETS--100%.............................   $  28,502,668
                                                                  =============
(a) See Note 1A.
(b) Federal Tax Information:
  At June 30, 1998 the net unrealized appreciation on investments based on cost of $39,974,454 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $218,740
     Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value..............   (41,866)
                                                                     --------
     Net unrealized appreciation...................................  $176,874
                                                                     ========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 1998 (UNAUDITED)

ASSETS
 Investments at value..................................              $40,151,328
 Receivable for:
  Fund shares sold.....................................                   41,575
  Dividends and interest...............................                  216,493
 Unamortized organization expense......................                    2,691
                                                                     -----------
                                                                      40,412,087
LIABILITIES
 Payable for:
  Securities purchased.................................  $11,872,965
  Fund shares redeemed.................................        2,397
  Interest payable.....................................        1,573
 Accrued expenses:
  Management fees......................................       17,368
  Deferred trustees' fees..............................        2,420
  Other expenses.......................................       12,696
                                                         -----------
                                                                      11,909,419
                                                                     -----------
                                                                     $28,502,668
                                                                     ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in......................................              $27,477,126
  Undistributed net investment income..................                  752,820
  Accumulated net realized gains.......................                   95,848
  Unrealized appreciation on investments...............                  176,874
                                                                     -----------
NET ASSETS.............................................              $28,502,668
                                                                     ===========
Computation of offering price:
Net asset value and redemption price per share
 ($28,502,668 divided by 2,477,074 shares of beneficial
 interest).............................................              $     11.51
                                                                     ===========
Identified cost of investments.........................              $39,974,454
                                                                     ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
 Interest..................................................            $839,993
                                                                       --------
EXPENSES
 Management fees...........................................  $ 68,494
 Trustees' fees and expenses...............................     5,892
 Custodian.................................................    10,822
 Audit and tax services....................................     6,322
 Legal.....................................................     2,087
 Printing..................................................     1,993
 Insurance.................................................       478
 Amortization of organization expenses.....................       996
 Miscellaneous.............................................     2,260
                                                             --------
    Total expenses.........................................    99,344
    Less expenses deferred by the investment adviser.......   (12,171)   87,173
                                                             --------  --------
NET INVESTMENT INCOME......................................             752,820
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Realized gain on:
  Investments--net.........................................              98,867
 Unrealized depreciation on:
  Investments--net.........................................             (29,706)
                                                                       --------
Net gain on investment transactions........................              69,161
                                                                       --------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................            $821,981
                                                                       ========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                    YEAR ENDED   SIX MONTHS ENDED
                                                   DECEMBER 31,      JUNE 30,
                                                       1997            1998
                                                   ------------  ----------------
FROM OPERATIONS
 Net investment income...........................  $ 1,083,527     $   752,820
 Net realized gain on investments................       78,575          98,867
 Unrealized appreciation (depreciation) on
  investments....................................      227,116         (29,706)
                                                   -----------     -----------
 INCREASE IN NET ASSETS FROM OPERATIONS..........    1,389,218         821,981
                                                   -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income...........................   (1,038,280)              0
 Net realized gain on investments................     (154,231)              0
                                                   -----------     -----------
                                                    (1,192,511)              0
                                                   -----------     -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares....................   14,986,752      10,880,854
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income........    1,038,280               0
 Distributions from net realized gain............      154,231               0
                                                   -----------     -----------
                                                    16,179,263      10,880,854
 Cost of shares redeemed.........................   (7,443,287)     (5,343,514)
                                                   -----------     -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS.............................    8,735,976       5,537,340
                                                   -----------     -----------
 TOTAL INCREASE IN NET ASSETS....................    8,932,683       6,359,321
NET ASSETS
 Beginning of the period.........................   13,210,664      22,143,347
                                                   -----------     -----------
 End of the period...............................  $22,143,347     $28,502,668
                                                   ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period...............................  $         0     $   752,820
                                                   ===========     ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................    1,328,315         960,682
 Issued in connection with the reinvestment of:
 Distributions from net investment income........       93,361               0
 Distributions from net realized gain............       13,834               0
                                                   -----------     -----------
                                                     1,435,510         960,682
 Redeemed........................................     (666,852)       (472,225)
                                                   -----------     -----------
 Net change......................................      768,658         488,457
                                                   ===========     ===========

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          OCTOBER 31, 1994(A)
                                THROUGH        YEAR    YEAR     YEAR    SIX MONTHS ENDED
                             DECEMBER 31,     ENDED    ENDED    ENDED       JUNE 30,
                                 1994          1995    1996     1997          1998
                          ------------------- ------  -------  -------  ----------------
Net Asset Value,
 Beginning of period....        $10.00        $ 9.96  $ 11.04  $ 10.83      $ 11.14
                                ------        ------  -------  -------      -------
Income From Investment
 Operations
 Net Investment Income..          0.10          0.33     0.58     0.53         0.30
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.04)         1.16    (0.21)    0.40         0.07
                                ------        ------  -------  -------      -------
 Total From Investment
  Operations............          0.06          1.49     0.37     0.93         0.37
                                ------        ------  -------  -------      -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.10)        (0.33)   (0.56)   (0.53)        0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00         (0.08)   (0.02)   (0.05)        0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........          0.00          0.00     0.00    (0.04)        0.00
                                ------        ------  -------  -------      -------
 Total Distributions....         (0.10)        (0.41)   (0.58)   (0.62)        0.00
                                ------        ------  -------  -------      -------
Net Asset Value, End of
 period.................        $ 9.96        $11.04  $ 10.83  $ 11.14      $ 11.51
                                ======        ======  =======  =======      =======
TOTAL RETURN (%)........          0.60(b)      15.02     3.31     8.57         3.32(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.70(c)       0.70     0.70     0.70         0.70(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          5.70(c)       5.62     6.13     6.42         6.05(c)
Portfolio Turnover Rate
 (%)....................         1,409(c)        415      388      572          552(c)
Net Assets, End of
 period (000)...........        $2,012        $7,542  $13,211  $22,143      $28,503
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.54(c)       2.90     1.37     0.98         0.80(c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MONEY MARKET SERIES
PORTFOLIO MANAGER: JOHN MALONEY
BACK BAY ADVISORS, L.P.

[PHOTO OF JOHN MALONEY APPEARS HERE]

Q. HOW DID THE SERIES PERFORM OVER THE PAST 6 MONTHS?

A. The Series provided a competitive total return, while maintaining a con-stant $100.00 per-share price.* For the six months ended June 30, 1998, the Series produced a total return of 2.55%, which included the reinvestment of $2.55 per share in dividend distributions. The Series' 7-day yield as of that date was 5.13%.

Q. WHAT WAS THE INTEREST RATE ENVIRONMENT LIKE DURING THE PERIOD?

A. The Federal Funds rate--the rate at which banks lend to each other over-night and the benchmark for short-term interest rates--remained at 5 1/2% throughout the period. Consequently, with the exception of some temporary fluctuations, short-term interest rates were relatively stable. With the 1-year U.S. Treasury bill providing 98% of the yield of the 10-year U.S. Trea-sury note at the end of the fiscal period, money market investments became more attractive; they provided the bulk of the income offered by longer-term bonds with almost none of the risk.

Throughout the past 12 months, U.S. economic activity was strong while infla-tion stayed low. While strong economic growth began to cause investor concern about future inflation, the evolving economic crisis in Asia heightened expec-tations that U.S. economic growth would slow, relieving inflationary pres-sures. We believe that the Federal Reserve Board, by declining to raise short-term rates during the last six months, recognized the weakening effect of Asia's difficulties on the United States. Without the influence of Asia, I think the Federal
Reserve might have raised short-term interest rates as a preemptive strike against inflation.

Q. WHAT STRATEGIES DID YOU USE IN MANAGING THE SERIES?

A. I kept a longer average maturity and took advantage of temporary interest rate fluctuations. When interest rates rose, I invested in securities with longer maturities to secure higher yields for the Series for an extended pe-riod of time. Conversely, I invested in securities with shorter maturities when longer maturities provided little to no yield advantage over shorter ma-turities. As of June 30, 1998, the Series' average maturity stood at 79 days, compared to 42.4 days six months ago.

Most of the Series' assets were invested in commercial paper, which typically offered higher yields than other types of money market instruments.

Q. WHAT IS YOUR OUTLOOK FOR SHORT-TERM RATES OVER THE NEXT SIX MONTHS?

A. I expect short-term interest rates to remain generally steady, with tempo-rary bouts of fluctuations as periodic economic reports influence investors' expectations of future monetary policy. I also believe the Federal Reserve Board will continue to proceed cautiously with interest rate policy, waiting to see if Asia's problems will sufficiently cool the U.S. economy. With that outlook, I expect to follow strategies similar to those we used over the last year, focusing on relative value, taking advantage of selective opportunities triggered by shifting short-term interest rates and emphasizing high-quality investments.


[X] FUND FACTS

GOAL: The highest possible level of current income consistent with the preservation of capital.

START DATE: August 1, 1983

SIZE: $120 million as of June 30, 1998

MANAGER: John Maloney has served as portfolio manager since 1996. Mr. Maloney also manages the New England Tax Exempt Money Market Trust.

* Money Market funds are neither insured nor guaranteed by the U.S. Government. The Series seeks but cannot assure a stable share price of $100.00.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts; if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

INVESTMENTS--100.5% OF TOTAL NET ASSETS

    FACE                                         INTEREST MATURITY
   VALUE    DESCRIPTION                            RATE     DATE    VALUE (A)
            BANK NOTE--2.1%
 $2,500,000 Morgan Stanley Group..............    5.757%  12/28/98 $  2,501,589
                                                                   ------------
            Total Bank Note (Cost $2,501,589).                        2,501,589
                                                                   ------------
            CERTIFICATES OF DEPOSIT--34.2%
    500,000 Morgan Guaranty Trust New York....    5.800%  07/28/98      499,968
    500,000 Deutsche Bank AG New York.........    5.800%  08/05/98      499,971
  1,000,000 Canadian Imperial.................    5.870%  08/07/98    1,000,008
  1,100,000 Canadian Imperial.................    5.880%  09/02/98    1,100,202
  2,000,000 ABN Amro Bank.....................    5.600%  09/03/98    1,999,775
  2,000,000 Banque National de Paris..........    5.620%  09/09/98    1,999,877
  2,000,000 Deutsche Bank AG New York.........    5.910%  09/14/98    2,000,347
  3,000,000 Svenska Handelsbank AB Public.....    5.580%  09/14/98    2,999,579
  2,000,000 Bank of Nova Scotia...............    5.830%  10/02/98    1,999,984
  1,000,000 Rabobank Nederland NV.............    5.780%  10/05/98      999,932
  2,000,000 Canadian Imperial.................    5.790%  10/06/98    1,999,485
  1,000,000 Societe Generale New York.........    5.770%  10/07/98    1,000,005
  2,000,000 Deutsche Bank AG New York.........    5.850%  10/20/98    2,000,162
  1,500,000 Societe Generale New York.........    5.970%  10/26/98    1,500,732
  2,500,000 Bank of Nova Scotia...............    5.630%  10/27/98    2,499,674
  1,000,000 Societe Generale New York.........    5.970%  10/27/98    1,000,566
  4,400,000 Bank of Montreal..................    5.810%  11/09/98    4,399,627
  1,000,000 Societe Generale New York.........    5.850%  12/17/98    1,000,050
  2,000,000 Swiss Bank New York...............    5.850%  12/18/98    2,000,776
    500,000 Svenska Handelsbank AB Public.....    5.580%  12/22/98      499,686
  4,000,000 Credit Suisse.....................    5.740%  01/07/99    3,997,339
  1,000,000 Societe Generale New York.........    5.730%  01/07/99      999,250
  2,000,000 Rabobank Nederland NV.............    5.430%  01/12/99    1,996,308
  1,000,000 Royal Bank of Canada..............    5.645%  03/09/99      998,849
                                                                   ------------
            Total Certificates of Deposit
             (Cost $40,992,152)...............                       40,992,152
                                                                   ------------
            COMMERCIAL PAPER--64.2%
            ASSET BACKED--2.5%
  3,000,000 Clipper Receivables Corp..........    5.530%  07/10/98    2,995,853
                                                                   ------------
            AUTOMOTIVE--7.5%
    985,000 PACCAR Financial Corp.............    5.520%  07/07/98      984,094
    700,000 American Honda Finance............    5.540%  07/13/98      698,707
    785,000 Ford Motor Credit Corp............    5.650%  07/16/98      783,152
  1,365,000 American Honda Finance............    5.530%  07/20/98    1,361,016
  1,260,000 General Motors Acceptance Corp....    5.480%  07/23/98    1,255,780
  1,000,000 General Motors Acceptance Corp....    5.480%  08/07/98      994,368
  2,000,000 American Honda Finance............    5.520%  08/31/98    1,981,293
    955,000 General Motors Acceptance Corp....    5.510%  09/18/98      943,453
                                                                   ------------
                                                                      9,001,863
                                                                   ------------
            BANKING--9.3%
  1,100,000 Svenska Handelsbanken, Inc........    5.500%  08/21/98    1,091,429
    835,000 Banque National de Paris Canada...    5.460%  09/03/98      826,895
    415,000 Banque National de Paris Canada...    5.500%  09/03/98      410,942
  1,000,000 Banque National de Paris New York.    5.570%  09/30/98      985,920
  1,000,000 Bankers Trust New York............    5.430%  10/05/98      985,520
    500,000 Bankers Trust New York............    5.450%  10/14/98      492,052

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY
   VALUE    DESCRIPTION                            RATE     DATE    VALUE (A)
            BANKING--(CONTINUED)
 $1,000,000 Svenska Handelsbanken, Inc........    5.500%  11/12/98 $    979,528
  4,000,000 Bankers Trust New York............    5.430%  11/23/98    3,912,517
  1,500,000 Banque National de Paris New York.    5.480%  12/15/98    1,461,868
                                                                   ------------
                                                                     11,146,671
                                                                   ------------
            ELECTRONICS--0.5%
    575,000 Motorola, Inc.....................    5.520%  07/14/98      573,854
                                                                   ------------
            FINANCE--12.1%
    600,000 Beneficial Corp...................    5.500%  07/14/98      598,808
  1,500,000 General Electric Capital Corp.....    5.490%  07/17/98    1,496,340
  1,415,000 Avco Financial Services, Inc......    5.520%  07/20/98    1,410,878
  2,000,000 General Electric Capital Corp.....    5.650%  07/24/98    1,992,781
  1,000,000 Beneficial Corp...................    5.530%  08/31/98      990,630
    500,000 General Electric Capital Corp.....    5.520%  09/02/98      495,170
  2,000,000 Beneficial Corp...................    5.520%  09/04/98    1,980,067
  2,340,000 Avco Financial Services, Inc......    5.510%  09/25/98    2,309,199
  1,200,000 Avco Financial Services, Inc......    5.520%  10/05/98    1,182,336
    725,000 Avco Financial Services, Inc......    5.520%  10/19/98      712,771
  1,400,000 General Electric Capital Corp.....    5.470%  11/16/98    1,370,644
                                                                   ------------
                                                                     14,539,624
                                                                   ------------
            INSURANCE--4.3%
  2,300,000 Prudential Funding Corp...........    5.520%  07/09/98    2,297,179
  1,870,000 Prudential Funding Corp...........    5.530%  07/10/98    1,867,415
  1,000,000 Prudential Funding Corp...........    5.490%  11/16/98      978,955
                                                                   ------------
                                                                      5,143,549
                                                                   ------------
            LEASING--1.8%
  2,205,000 PHH Corp..........................    6.350%  07/01/98    2,205,000
                                                                   ------------
            RETAIL--8.0%
    500,000 Dillard Investment Co.............    5.670%  07/07/98      499,527
  1,500,000 Dillard Investment Co.............    5.670%  07/13/98    1,497,165
  1,350,000 Dillard Investment Co.............    5.700%  07/13/98    1,347,435
  1,100,000 Sears Roebuck Acceptance Corp.....    5.530%  07/21/98    1,096,621
  3,185,000 J.C. Penney Funding Corp..........    5.540%  08/03/98    3,168,826
  1,970,000 Sears Roebuck Acceptance Corp.....    5.520%  08/04/98    1,959,730
                                                                   ------------
                                                                      9,569,304
                                                                   ------------
            SECURITIES--15.7%
  1,210,000 J.P. Morgan & Co..................    5.520%  07/06/98    1,209,072
  1,710,000 Lehman Brothers, Inc..............    5.550%  07/08/98    1,708,155
    165,000 Lehman Brothers, Inc..............    5.650%  07/15/98      164,637
  1,025,000 J.P. Morgan & Co..................    5.550%  07/17/98    1,022,472
  2,000,000 Lehman Brothers, Inc..............    5.520%  07/22/98    1,993,560
  2,000,000 Merrill Lynch.....................    5.520%  08/14/98    1,986,507
  1,000,000 Lehman Brothers, Inc..............    5.560%  08/25/98      991,505
    500,000 Merrill Lynch.....................    5.520%  09/11/98      494,480
    500,000 Lehman Brothers, Inc..............    5.550%  09/11/98      494,450
    705,000 Merrill Lynch.....................    5.480%  09/18/98      696,522
  4,655,000 Goldman Sachs Group...............    5.500%  10/08/98    4,584,593
  1,000,000 Merrill Lynch.....................    5.520%  10/09/98      984,666

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY
   VALUE    DESCRIPTION                            RATE     DATE    VALUE (A)
            SECURITIES--(CONTINUED)
 $1,000,000 Goldman Sachs Group...............    5.500%  10/09/98 $    984,722
    800,000 Merrill Lynch.....................    5.520%  10/26/98      785,648
    660,000 Merrill Lynch.....................    5.490%  11/16/98      646,110
                                                                   ------------
                                                                     18,747,099
                                                                   ------------
            TELECOMMUNICATION--2.5%
  3,000,000 Bell Atlantic Financial Services..    5.520%  07/06/98    2,997,700
                                                                   ------------
            Total Commercial Paper (Cost
             $76,920,517).....................                       76,920,517
                                                                   ------------
            Total Investments--100.5% (Cost
             $120,414,258)(b).................                      120,414,258
            Other assets less liabilities.....                        (523,967)
                                                                   ------------
            TOTAL NET ASSETS--100%............                     $119,890,291
                                                                   ============


                See accompanying notes to financial statements.


(a) See Note 1A
(b) The aggregate cost for federal income tax purposes was $120,414,258

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 1998 (UNAUDITED)



ASSETS
 Investments at value.................................             $120,414,258
 Cash.................................................                    2,778
 Receivable for:
 Fund shares sold.....................................                  928,782
 Dividends and interest...............................                1,299,882
                                                                   ------------
                                                                    122,645,700
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $2,644,552
 Withholding taxes....................................      23,792
 Accrued expenses:
 Management fees......................................      34,769
 Deferred trustees' fees..............................      30,934
 Other expenses.......................................      21,362
                                                        ----------
                                                                      2,755,409
                                                                   ------------
                                                                   $119,890,291
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in......................................             $119,890,291
                                                                   ------------
NET ASSETS............................................             $119,890,291
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($119,890,291 divided by 1,198,903 shares of
 beneficial interest).................................             $     100.00
                                                                   ============
Cost of investments...................................             $120,414,258
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


INVESTMENT INCOME
 Interest..................................................           $3,219,849
EXPENSES
 Management fees...........................................  $199,540
 Trustees' fees and expenses...............................     8,678
 Custodian.................................................    37,019
 Audit and tax services....................................     8,502
 Legal.....................................................    10,300
 Printing..................................................    15,230
 Insurance.................................................     2,054
 Miscellaneous.............................................     3,733
                                                             --------
  Total expenses...........................................              285,056
                                                                      ----------
NET INVESTMENT INCOME......................................            2,934,793
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................           $2,934,793
                                                                      ==========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                   YEAR ENDED   SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1997            1998
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income..........................  $  6,038,343    $  2,934,793
                                                  ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.........     6,038,343       2,934,793
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................    (6,038,343)     (2,934,793)
                                                  ------------    ------------
                                                    (6,038,343)     (2,934,793)
                                                  ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares...................   314,876,956     177,081,139
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income.......     6,003,198       2,885,123
                                                  ------------    ------------
                                                   320,880,154     179,966,262
 Cost of shares redeemed........................  (326,870,348)   (171,084,496)
                                                  ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS....................    (5,990,194)      8,881,766
                                                  ------------    ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........    (5,990,194)      8,881,766
NET ASSETS
 Beginning of the period........................   116,998,719     111,008,525
                                                  ------------    ------------
 End of the period..............................  $111,008,525    $119,890,291
                                                  ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................     3,148,769       1,770,811
 Issued in connection with the reinvestment of:
 Distributions from net investment income.......        60,032          28,852
                                                  ------------    ------------
                                                     3,208,801       1,799,663
 Redeemed.......................................    (3,268,703)     (1,710,845)
                                                  ------------    ------------
 Net change.....................................       (59,902)         88,818
                                                  ============    ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                   YEAR ENDED DECEMBER 31,               SIX MONTHS ENDED
                          ---------------------------------------------      JUNE 30,
                           1993     1994     1995      1996      1997          1998
                          -------  -------  -------  --------  --------  ----------------
Net Asset Value,
 Beginning of period....  $100.00  $100.00  $100.00  $ 100.00  $ 100.00      $ 100.00
                          -------  -------  -------  --------  --------      --------
Income From Investment
 Operations
 Net Investment Income..     2.93     3.89     5.50      4.99      5.08          2.55
                          -------  -------  -------  --------  --------      --------
 Total From Investment
  Operations............     2.93     3.89     5.50      4.99      5.08          2.55
Distributions From Net
 Investment Income......    (2.93)   (3.89)   (5.50)    (4.99)    (5.08)        (2.55)
                          -------  -------  -------  --------  --------      --------
 Total Distributions....    (2.93)   (3.89)   (5.50)    (4.99)    (5.08)        (2.55)
                          -------  -------  -------  --------  --------      --------
Net Asset Value, End of
 period.................  $100.00  $100.00  $100.00  $ 100.00  $ 100.00      $ 100.00
                          =======  =======  =======  ========  ========      ========
TOTAL RETURN (%)........     2.97     4.01     5.64      5.11      5.20          2.55(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............     0.38     0.40     0.50      0.50      0.45          0.50(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     2.93     3.89     5.50      4.99      5.21          5.15(b)
Net Assets, End of
 period (000)...........  $59,044  $73,960  $90,148  $116,999  $111,009      $119,890
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............       --       --     0.51      0.50        --            --


                See accompanying notes to financial statements.


(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

NEW ENGLAND ZENITH FUND

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 1998 (UNAUDITED)

1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to certain separate accounts of Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("NELICO"), a subsidiary of MetLife, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate Series, with shares of each Series representing interests in a separate portfolio of assets. Each Series is separately managed and has its own investment objective and policies. Each Series (or its predecessor) commenced operations on the date set forth below:

Back Bay Advisors Bond
 Income Series............. August 26, 1983
Capital Growth Series...... August 26, 1983
Back Bay Advisors Money
 Market Series............. August 26, 1983
Westpeak Stock Index
 Series.................... March 30, 1987
Back Bay Advisors Managed
 Series.................... May 1, 1987
Goldman Sachs Midcap Value
 Series.................... April 30, 1993
Westpeak Growth and Income
 Series.................... April 30, 1993

Loomis Sayles Small Cap
 Series...................  May 2, 1994
Loomis Sayles Balanced
 Series...................  October 31, 1994
Morgan Stanley
 International Magnum
 Equity Series............  October 31, 1994
Salomon Brothers U.S.
 Government Series........  October 31, 1994
Salomon Brothers Strategic
 Bond Opportunities
 Series...................  October 31, 1994
Davis Venture Value
 Series...................  October 31, 1994
Alger Equity Growth
 Series...................  October 31, 1994

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of the Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.SECURITY VALUATION

  BACK BAY ADVISORS MONEY MARKET SERIES--The Back Bay Advisors Money Market Series employs the amortized cost method of security valuation which, in the opinion of the Board of Trustees, approximates the fair market value of the particular security. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  OTHER SERIES--Debt securities (other than short term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by independent pricing services authorized by the Board of Trustees. Short term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued using the last reported sale price for securities listed on a securities exchange or on the NASDAQ National Market System, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by the Fund's advisers and subadvisers, under the supervision of the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

NEW ENGLAND ZENITH FUND

  Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

  FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

  All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FUTURES CONTRACTS--The Westpeak Growth and Income, Goldman Sachs Midcap Value, Westpeak Stock Index, Back Bay Advisors Managed, Loomis Sayles Balanced, Morgan Stanley International Magnum Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities and Davis Venture Value Series each may enter into futures contracts on the S&P 500 Index or other indices of stocks or on interest-bearing securities or indices thereof, to hedge against changes in the values of securities the Series owns or expects to purchase or, in the case of Goldman Sachs Midcap Value Series, to increase total return. Upon entering into a futures contract, the Series is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Series each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial reporting purposes as unrealized gains or losses by the Series. When entering into a closing transaction, the Series will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued by or under the supervision of the Board of Trustees. Certain risks are associated with investments in futures contracts, including risk of imperfect correlation between the value of a position in futures contracts and the value of the stocks or bonds that the Series is attempting to hedge. In addition, there is a risk that the Series may not be able to close out its futures positions due to an illiquid secondary market.

E. REPURCHASE AGREEMENTS--The Series, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Series' policy that the market value of the collateral be at least equal

NEW ENGLAND ZENITH FUND
   to 100% of the repurchase price. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

  The Goldman Sachs Midcap Value Series, together with other registered investment companies having advisory agreements with Goldman Sachs Asset Management or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At June 30, 1998, the Goldman Sachs Midcap Value Series had undivided interests in the repurchase agreements in the following joint account which equaled $9,900,000, in principal amount. At June 30, 1998, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:


                               PRINCIPAL   INTEREST  MATURITY    AMORTIZED
                                 AMOUNT      RATE      DATE         COST
-----------------------------------------------------------------------------
LEHMAN BROTHERS, INC.,        $300,000,000   6.00%  07/01/1998 $  300,000,000
dated 06/30/98, repurchase
 price $300,050,000 (total
 collateral value
 $305,999,913 consisting of
 FHLMC: 6.00%-10.50%,
 09/01/98-06/01/28; FNMA:
 6.00%-12.00%, 12/01/00-
 08/01/26)
-----------------------------------------------------------------------------
LEHMAN BROTHERS, INC.,        $270,000,000   5.85%  07/01/1998 $  270,000,000
dated 06/30/98, repurchase
 price $270,043,875 (total
 collateral value
 $275,398,468 consisting of
 FHLMC: 5.50%-12.00%,
 10/01/98-11/01/27; FNMA:
 6.29%-9.50%, 05/01/02-
 07/01/25)
-----------------------------------------------------------------------------
SALOMON-SMITH BARNEY,         $264,400,000   5.75%  07/01/1998 $  264,400,000
dated 06/30/98, repurchase
 price $264,442,231 (total
 collateral value
 $269,848,754 consisting of
 U.S. Treasury Stripped
 Interest Only Security:
 05/14/04; U.S. Treasury
 Stripped Principal
 Securities: 7.50%-8.75%,
 08/15/00-11/15/01)
-----------------------------------------------------------------------------
CIBC OPPENHEIMER, INC.,       $250,000,000   5.70%  07/01/1998 $  250,000,000
dated 06/30/98, repurchase
 price $250,039,589 (total
 collateral value
 $255,475,165 consisting of
 FHLMC: 7.00%, 12/01/27)
-----------------------------------------------------------------------------
TOTAL JOINT REPURCHASE
 AGREEMENT ACCOUNT                                             $1,084,400,000
-----------------------------------------------------------------------------

F. SHORT SALES AGAINST THE BOX--The Alger Equity Growth, Morgan Stanley International Magnum Equity and Goldman Sachs Midcap Value Series may hedge against changes in the value of investments by engaging in short sales against the box. In a short sale against the box, the Series' sells a borrowed security, while at the same time either owning an identical security or having the right to obtain such a security. By selling short against the box the equity underlying one of its convertible holdings, the Series would seek to offset the effect that a decline in the underlying equity might have on the value of the convertible security. While the short sale is outstanding, the Series will not dispose of the security hedged by the short sale. The Series is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Series instructs the custodian to maintain in a separate account securities having a value at least equal to the amount of the securities sold short. The Series had no such transactions during the period ended June 30, 1998.

G. REVERSE REPURCHASE AGREEMENTS--The Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the buyer, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. At June 30, 1998, there were no open reverse repurchase agreements.

NEW ENGLAND ZENITH FUND

H. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Back Bay Advisors Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

J. OTHER--The Back Bay Advisors Money Market Series invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories by a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The weighted average maturity of the Series is less than ninety days. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by foreign economic, political and legal developments in the case of foreign banks or of foreign branches or subsidiaries of U.S. banks or domestic economic developments in a specific industry, state or region.

2. At June 30, 1998, MetLife held 29,334,625 shares in separate investment accounts for annuity contracts issued by MetLife. NELICO held the remaining 38,457,191 shares then outstanding in separate investment accounts for variable life insurance and variable annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined by the Investment Company Act of 1940, as amended) of the Fund.

3. For the six months ended June 30, 1998, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                    PURCHASES                        SALES
                          ------------------------------ ------------------------------
         SERIES           U.S. GOVERNMENT     OTHER      U.S. GOVERNMENT     OTHER
         ------           --------------- -------------- --------------- --------------
Loomis Sayles Small Cap.        --        $  134,146,659       --        $   97,013,115
Morgan Stanley
 International Magnum
 Equity.................        --            17,133,496       --             9,395,811
Alger Equity Growth.....        --           136,838,743       --           102,133,577
Capital Growth..........        --         1,689,447,429       --         1,696,036,976
Goldman Sachs Midcap
 Value..................        --           142,136,503       --           145,141,489
Davis Venture Value.....        --            85,642,133       --            15,966,059
Westpeak Growth and
 Income.................        --           118,486,649       --            85,119,928
Westpeak Stock Index....        --            12,625,219       --               970,273
Loomis Sayles Balanced..    $27,356,822       50,879,657   $20,750,692       29,782,877
Back Bay Advisors
 Managed................        --            20,860,403       151,921       17,414,200
Salomon Brothers
 Strategic Bond
 Opportunities..........     82,721,943       40,618,447    81,007,911       26,091,323
Back Bay Advisors Bond
 Income.................     20,957,190      108,649,927    32,745,946       74,808,153
Salomon Brothers U.S.
 Government.............     65,531,967         --          58,948,975         --

Purchases and sales of short-term obligations for the Back Bay Advisors Money Market Series aggregated $61,887,294 and $59,224,439, respectively.

NEW ENGLAND ZENITH FUND

4. MANAGEMENT FEES.

TNE Advisers, Inc. ("TNE Advisers") acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                               MANAGEMENT
                              FEES EARNED         ANNUAL
                          BY TNE ADVISERS FOR   PERCENTAGE                BASED ON
                          THE SIX MONTHS ENDED RATES PAID TO    SERIES AVERAGE DAILY NET ASSET
         SERIES              JUNE 30, 1998        ADVISER                VALUE LEVELS
         ------           -------------------- ------------- ------------------------------------
Loomis Sayles Small Cap        $1,111,006          1.00%     of all assets
 Series.................
Morgan Stanley                    271,071          0.90%     of all assets
 International Magnum
 Equity Series..........
Alger Equity Growth               907,513          0.75%     of all assets
 Series.................
Loomis Sayles Avanti              283,565          0.70%     of the first $200 million
 Growth Series(a).......                           0.65%     of the next $300 million
 (Period January 1, 1998                           0.60%     of amounts in excess of $500 million
 through April 30, 1998)
Goldman Sachs Midcap              161,839          0.75%     of all assets
 Value Series(a)........
 (Period May 1, 1998
 through June 30, 1998)
Davis Venture Value             1,250,798          0.75%     of all assets
 Series.................
Westpeak Growth and               645,414          0.70%     of the first $200 million
 Income Series..........                           0.65%     of the next $300 million
                                                   0.60%     of amounts in excess of $500 million
Westpeak Stock Index              179,584          0.25%     of all assets
 Series.................
Loomis Sayles Balanced            538,139          0.70%     of all assets
 Series.................
Back Bay Managed Series.          499,478          0.50%     of all assets
Salomon Brothers                  259,514          0.65%     of all assets
 Strategic Bond
 Opportunities Series...
Back Bay Advisors Bond            425,060          0.40%     of the first $400 million
 Income Series..........                           0.35%     of the next $300 million
                                                   0.30%     of the next $300 million
                                                   0.25%     of amounts in excess of $1 billion
Salomon Brothers U.S.              68,494          0.55%     of all assets
 Government Series......
Back Bay Advisors Money           199,540          0.35%     of the first $500 million
 Market Series..........                           0.30%     of the next $500 million
                                                   0.25%     of amounts in excess of $1 billion

-------
(a) Effective May 1, 1998 the Loomis Sayles Avanti Growth Series was renamed Goldman Sachs Midcap Value Series and a new advisory agreement between the Fund and TNE Advisers went into effect. The fees paid to TNE Advisers before and after this change, taken together, equal the total management fees paid by the Series for the six months ended June 30, 1998.

NEW ENGLAND ZENITH FUND

  The Capital Growth Series pays its adviser, CGM, a management fee at an annual rate of 0.70% of the first $200 million of average net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. For advisory services rendered during the six months ended June 30, 1998, CGM was paid at an average annual rate of 0.62% of the Capital Growth Series' average net assets, totaling $5,008,427.

  SUB-ADVISORY FEES. TNE Advisers has sub-contracted day-to-day portfolio management responsibilities for the Series to each of the following sub-advisers: Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth (for the period January 1, 1998 through April 30, 1998) and Loomis Sayles Balanced Series, Goldman Sachs Asset Management ("GSAM") for the Goldman Sachs Midcap Value Series (effective
May 1, 1998); Morgan Stanley Asset Management Inc. ("MSAM") for the Morgan Stanley International Magnum Equity Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series; Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series and Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series. TNE Advisers pays each sub-adviser at the following rates for providing sub-advisory services to the Series:

                             FEES EARNED         ANNUAL
                         BY SUB-ADVISERS FOR   PERCENTAGE                BASED ON
                         THE SIX MONTHS ENDED RATES PAID TO    SERIES AVERAGE DAILY NET ASSET
         SERIES             JUNE 30, 1998      SUB-ADVISER              VALUE LEVELS
         ------          -------------------- ------------- ------------------------------------
Loomis Sayles Small Cap        $524,863           0.55%     of the first $25 million
 Series.................
                                                  0.50%     of the next $75 million
                                                  0.45%     of the next $100 million
                                                  0.40%     of amounts in excess of $200 million
Morgan Stanley                  203,030           0.75%     of the first $30 million
 International Magnum
 Equity Series..........

                                                  0.60%     of the next $40 million
                                                  0.45%     of the next $30 million
                                                  0.40%     of amounts in excess of $100 million
Alger Equity Growth             508,801           0.45%     of the first $100 million
 Series.................
                                                  0.40%     of the next $400 million
                                                  0.35%     of amounts in excess of $500 million
Loomis Sayles Avanti            166,438           0.50%     of the first $25 million
 Growth Series(a).......
 (Period January 1, 1998
 through April 30, 1998)
                                                  0.40%     of the next $75 million
                                                  0.35%     of the next $100 million
                                                  0.30%     of amounts in excess of $200 million
Goldman Sachs Midcap             94,670           0.45%     of the first $100 million
 Value Series(a)........
 (Period May 1, 1997
 through June 30, 1998)
                                                  0.40%     of the next $400 million
                                                  0.35%     of amounts in excess of $500 million
Davis Venture Value             691,886           0.45%     of the first $100 million
 Series.................
                                                  0.40%     of the next $400 million
                                                  0.35%     of amounts in excess of $500 million
Westpeak Growth and
 Income Series..........        359,626           0.50%     of the first $25 million
                                                  0.40%     of the next $75 million
                                                  0.35%     of the next $100 million
                                                  0.30%     of amounts in excess of $200 million
Westpeak Stock Index
 Series.................         71,833           0.10%     of all assets
Loomis Sayles Balanced
 Series.................        292,617           0.50%     of the first $25 million
                                                  0.40%     of the next $75 million
                                                  0.30%     of amounts in excess of $100 million
Back Bay Advisors
 Managed Series.........        212,190           0.25%     of the first $50 million
                                                  0.20%     of amounts in excess of $50 million
Salomon Brothers
 Strategic Bond
 Opportunities Series...        132,172           0.35%     of the first $50 million
                                                  0.30%     of the next $150 million
                                                  0.25%     of the next $300 million
                                                  0.20%     of amounts in excess of $500 million

NEW ENGLAND ZENITH FUND

                             FEES EARNED         ANNUAL
                          BY SUB-ADVISER FOR   PERCENTAGE                BASED ON
                         THE SIX-MONTHS ENDED RATES PAID TO    SERIES AVERAGE DAILY NET ASSET
         SERIES             JUNE 30, 1998      SUB-ADVISER              VALUE LEVELS
         ------          -------------------- ------------- ------------------------------------
Back Bay Advisors Bond
 Income Series..........       $224,928          0.25%      of the first $50 million
                                                 0.20%      of the next $200 million
                                                 0.15%      of amounts in excess of $250 million
Salomon Brothers U.S.
 Government Series......         28,020          0.225%     of the first $200 million
                                                 0.150%     of the next $300 million
                                                 0.100%     of amounts in excess of $500 million
Back Bay Advisors Money
 Market Series..........         81,806          0.15%      of the first $100 million
                                                 0.10%      of amounts in excess of $100 million

-------
(a) Effective May 1, 1998 a new Sub-advisory agreement between TNE Advisers and GSAM went into effect, replacing the prior Sub-advisory agreement between TNE Advisers and Loomis Sayles. The two Sub-advisory fee schedules set forth above reflect all agreements which were in place during the period ended June 30, 1998.

TNE Advisers, which acts as adviser to each Series except the Capital Growth Series, is a direct wholly-owned subsidiary of New England Life Holdings, Inc. which in turn is a wholly-owned subsidiary of NELICO. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies owns the entire limited partnership interest in each of Loomis Sayles, Westpeak and Back Bay Advisors. The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner and Nvest, L.P.'s general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife New England Holdings, Inc. which in turn is a wholly owned subsidiary of MetLife, a mutual life insurance company. MetLife owns directly 46% (and in the aggregate, directly and indirectly, 47%) of the limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Companies is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of seven Series of the Fund are currently wholly-owned subsidiaries of Nvest Companies and an additional Series is advised by a majority-owned subsidiary (CGM) of Nvest Companies. The sub-advisers of the remaining six Series are not affiliated with MetLife, Nvest, L.P. or Nvest Companies.

VOLUNTARY EXPENSE LIMITATION AND EXPENSE DEFERRAL AGREEMENT.

Each Series, except the Capital Growth Series, is subject to one of two forms of expense limit. The first form of expense limit is a Voluntary Expense Limitation, which relates to the Loomis Sayles Small Cap Series, Westpeak Growth and Income Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Back Bay Advisors Bond Income Series and Back Bay Advisors Money Market Series. A Voluntary Expense Limitation applicable to the Loomis Sayles Avanti Growth Series terminated on April 30, 1998, the last day before the Series was renamed the Goldman Sachs Midcap Value Series. Pursuant to this arrangement TNE Advisers bears all expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of each Series (except the Loomis Sayles Small Cap Series) in excess of 0.15% of average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears all expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.00% of the Series' average daily net assets. A similar Voluntary Expense Limitation with New England Mutual Life Insurance Company ("The New England") was in effect with respect to the Capital Growth Series from November 1, 1994 to April 30, 1996.

The second form of expense limit is an Expense Deferral Agreement, which has been in effect since November 1, 1994 for the Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Davis Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series, and since May 1, 1998 for the Goldman Sachs Midcap Value Series. Under this Agreement, TNE Advisers has agreed to pay expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of the Series' net assets set forth below, subject to the obligation of the Series to repay

NEW ENGLAND ZENITH FUND

TNE Advisers such expenses in future years, if any, when the Series' expenses fall below that percentage; provided, however, that no Series is obligated to repay any expenses paid by TNE Advisers more than two years after the end of the fiscal year in which such expenses were incurred. The percentage applicable to each Series is shown below:

TNE Advisers may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the period January 1, 1998 to June 30, 1998, the effective expense ratio for each Series after giving effect to the foregoing arrangements and without giving effect to the foregoing arrangements, the amounts of expenses assumed by TNE Advisers for those Series to which the Voluntary Expense Limitation applies, and the amounts of expenses deferred for those Series to which the Expense Deferral Agreement applies, are as follows:

                        MAXIMUM EXPENSE    EXPENSE RATIO
                          RATIO UNDER     WITHOUT GIVING
                            CURRENT          EFFECT TO        EXPENSES ASSUMED
                       VOLUNTARY EXPENSE VOLUNTARY EXPENSE  BY TNE ADVISERS AS A   EXPENSES DEFERRED IN EXPENSES DEFERRED IN
                         LIMITATION OR     LIMITATION OR    RESULT OF THE SERIES     1996 (SUBJECT TO     1997 (SUBJECT TO
                       EXPENSE DEFERRAL  EXPENSE DEFERRAL       EXCEEDING THE        REPAYMENT UNTIL      REPAYMENT UNTIL
       SERIES              AGREEMENT         AGREEMENT     VOLUNTARY EXPENSE LIMIT  DECEMBER 31, 1998)   DECEMBER 31, 1999)
       ------          ----------------- ----------------- ----------------------- -------------------- --------------------
Back Bay Advisors
 Money Market Series.        0.50%             0.50%                 --               not applicable       not applicable
Back Bay Advisors
 Bond Income Series..        0.55%             0.50%                 --               not applicable       not applicable
Back Bay Advisors
 Managed Series......        0.65%             0.60%                 --               not applicable       not applicable
Westpeak Growth &
 Income Series.......        0.85%             0.79%                 --               not applicable       not applicable
Westpeak Stock Index
 Series..............        0.40%             0.39%                 --               not applicable       not applicable
Loomis Sayles Small
 Cap Series..........        1.00%             1.10%              $116,577            not applicable       not applicable
Goldman Sachs Midcap
 Value Series........        0.90%             0.84%                 --               not applicable       not applicable
Morgan Stanley
 International Magnum
 Equity Series.......        1.30%             1.30%           not applicable            $102,652             $135,743
Alger Equity Growth
 Series..............        0.90%             0.84%           not applicable               --                   --
Davis Venture Value
 Series..............        0.90%             0.85%           not applicable              41,906                --
Loomis Sayles
 Balanced Series.....        0.85%             0.82%           not applicable              52,078               10,668
Salomon Brothers
 Strategic Bond
 Opportunities
 Series..............        0.85%             0.83%           not applicable              68,374               12,296
Salomon Brothers U.S.
 Government Series...        0.70%             0.80%           not applicable              72,404               46,636

For the six months ended June 30, 1998 the amount of deferred expense recovered by TNE Advisers from each Series subject to the Expense Deferral Agreement is set forth below:

                                            DEFERRED EXPENSES DEFERRED EXPENSES
                                              RECOVERED BY      RECOVERED BY
                                              TNE ADVISERS      TNE ADVISERS
             SERIES                             FROM 1996         FROM 1997
             ------                         ----------------- -----------------
      Davis Venture Value Series...........      $41,906            None
      Goldman Sachs Midcap Value Series....         None            None
      Loomis Sayles Balanced Series........       41,791            None
      Morgan Stanley International Magnum
       Equity Series.......................         None            None
      Salomon Brothers Strategic Bond
       Opportunities Series................       19,131            None
      Salomon Brothers U.S. Government
       Series..............................         None            None

NEW ENGLAND ZENITH FUND

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, Nvest, L.P. or their affiliates, other than affiliated registered investment companies. Each disinterested trustee (i.e. trustee not so affiliated) will receive for 1998 the following amounts of compensation from each Series:

                           BOND  CAPITAL MONEY  STOCK         MIDCAP GROWTH AND SMALL
                          INCOME GROWTH  MARKET INDEX MANAGED VALUE    INCOME    CAP
                          ------ ------- ------ ----- ------- ------ ---------- ------
Annual Retainer.........  $1,095 $8,529   $589  $769  $1,060   $666     $981    $1,207
Meeting Fee Per Meeting.  $  167 $  167   $167  $167  $  167   $167     $167    $  167
Committee Chairman
 Annual Retainer
 (Contract Review)......  $  328 $2,559   $177  $231  $  318   $200     $294    $  362
Committee Chairman
 Annual Retainer
 (Audit)................  $  219 $1,706   $118  $154  $  212   $133     $196    $  241

                                                              STRATEGIC
                                   INTERNATIONAL    U.S.        BOND      VENTURE EQUITY
                          BALANCED MAGNUM EQUITY GOVERNMENT OPPORTUNITIES  VALUE  GROWTH
                          -------- ------------- ---------- ------------- ------- ------
Annual Retainer.........    $808       $312         $130        $413      $1,755  $1,279
Meeting Fee Per Meeting.    $167       $167         $167        $167      $  167  $  167
Committee Chairman
 Annual Retainer
 (Contract Review)......    $242       $ 94         $ 39        $124      $  527  $  384
Committee Chairman
 Annual Retainer
 (Audit)................    $162       $ 62         $ 26        $ 83      $  351  $  256

A deferred compensation plan is available to disinterested trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date.

6. SHAREHOLDER MEETING (UNAUDITED)

At a Special Meeting of shareholders of the Goldman Sachs Midcap Value Series (then named the Loomis Sayles Avanti Growth Series) held on April 17, 1998, such shareholders voted for the following proposals:

                                                  VOTED   VOTED           TOTAL
                                                   FOR   AGAINST ABSTAIN  VOTES
                                                 ------- ------- ------- -------
1. That the proposed new Advisory Agreement
   relating to the Loomis Sayles Avanti Growth
   Series (the "Series") between New England
   Zenith Fund and TNE Advisers, Inc. be, and
   it hereby is, approved......................  482,000 153,109 37,672  672,781
2. That the proposed new Sub-Advisory Agreement
   relating to the Series by and between TNE
   Advisers, Inc. and Goldman Sachs Asset
   Management, a separate operating division of
   Goldman, Sachs & Co. be, and it hereby is,
   approved....................................  551,149  78,236 43,053  672,432
3. That the proposal to change the investment
   objective of the Series from a fundamental
   policy of capital growth to a non-
   fundamental policy of long-term capital
   appreciation be, and it hereby is, approved.  534,069  97,207 41,506  672,782
4. That the proposal with respect to the future
   operation of the Series, whereby the Series
   may from time to time, to the extent
   permitted by any exemption or exemptions
   granted by the Securities and Exchange
   Commission, permit TNE Advisers, Inc. to
   enter into new and amended agreements with
   subadvisers with respect to the Series (the
   "Series") without obtaining shareholder
   approval of such agreements, and to permit
   such sub-advisers to manage the assets of
   the Series pursuant to such sub-advisory
   agreements be, and it hereby is, approved...  513,551 121,290 38,008  672,849

NEW ENGLAND ZENITH FUND

At a Special Meeting of shareholders of the Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series held on April 10, 1998, such shareholders voted for the following proposals:

                                               VOTED    VOTED            TOTAL
                                                FOR    AGAINST ABSTAIN   VOTES
                                             --------- ------- ------- ---------
1. That the proposed new Sub-Advisory
   Agreement for the Salomon Brothers
   Strategic Bond Opportunities Series by
   and among TNE Advisers, Inc., Salomon
   Brothers Asset Management Inc (SBAM) and
   Salomon Brothers Asset Management
   Limited be, and it hereby is, approved..  5,849,499 113,296 297,952 6,260,747
2. That the proposed new Sub-Advisory
   Agreement relating to the Salomon
   Brothers U.S. Government Series by and
   between TNE Advisers, Inc. and SBAM be,
   and it hereby is, approved..............  1,882,603  29,006  89,019 2,000,628
3. That the proposal with respect to the
   future operation of the Salomon Brothers
   Strategic Bond Opportunities Series (the
   "Series"), whereby the Series may from
   time to time, to the extent permitted by
   any exemption or exemptions granted by
   the Securities and Exchange Commission,
   permit TNE Advisers, Inc. to enter into
   new and amended agreements with
   subadvisers with respect to the Series
   without obtaining shareholder approval
   of such agreements, and to permit such
   sub-advisers to manage the assets of the
   Series pursuant to such sub-advisory
   agreements be, and it hereby is,
   approved................................  5,609,761 294,196 356,165 6,260,122
4. That the proposal with respect to the
   future operation of the Salomon Brothers
   U.S. Government Series (the "Series"),
   whereby the Series may from time to
   time, to the extent permitted by any
   exemption or exemptions granted by the
   Securities and Exchange Commission,
   permit TNE Advisers, Inc. to enter into
   new and amended agreements with
   subadvisers with respect to the Series
   without obtaining shareholder approval
   of such agreements, and to permit such
   sub-advisers to manage the assets of the
   Series pursuant to such sub-advisory
   agreements be, and it hereby is,
   approved................................  1,770,579 127,227 102,822 2,000,628

(Proposal 1 and 3 were voted on only by shareholders of the Salomon Brothers Strategic Bond Opportunities Series, whereas proposals 2 and 4 were voted on by shareholders of the Salomon Brothers U.S. Government Series only.)

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY

 (1) COL (Cost of Living) is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

 (2) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Government/Corporate Bond Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (6) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (7) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products International Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Products Midcap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Company Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Europe, Australia and the Far East. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(19) Morgan Stanley Capital International Europe Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Russia, Spain, Sweden, Switzerland, Turkey and United Kingdom. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(20) Morgan Stanley Capital International Japan Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Japan. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(21) Morgan Stanley Capital International Pacific Free ex-Japan Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Australia, China Free, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(22) Russell Midcap Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.7 billion as of June 30, 1998. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(23) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market capitalization of $592 million as of June 30, 1998. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(24) Salomon Brothers High Yield Market Index measures the performance of cash pay and deferred interest bonds.

(25) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

[LOGO OF NEW ENGLAND FINANCIAL APPEARS HERE]                         Bulk Rate
                                                                        U.S.
                                                                      Postage
                                                                        PAID
                                                                     Hudson, MA
                                                                     Permit No.
                                                                         19

NEW ENGLAND LIFE INSURANCE COMPANY
501 BOYLSTON STREET
BOSTON, MASSACHUSETTS 02116


EQUAL OPPORTUNITY EMPLOYER M/F
(C) 1998 NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

This booklet has been prepared for
variable contracts issued by New
England Life Insurance Company,
Boston, MA and variable contracts
issued by Metropolitan Life Insurance
Company, New York, NY.


VA-148-98 VAVIP1









(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1998
CONTENTS



MARKET ENVIRONMENT                  3   A REVIEW OF WHAT HAPPENED IN WORLD MARKETS DURING THE
                                        PAST SIX MONTHS.

PERFORMANCE AND INVESTMENT SUMMARY  4   HOW THE FUND HAS DONE OVER TIME, AND AN OVERVIEW OF THE
                                        FUND'S INVESTMENTS AT THE END OF THE PERIOD.

FUND TALK                           5   THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                        AND OUTLOOK.

INVESTMENTS                         6   A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                        MARKET VALUES.

FINANCIAL STATEMENTS                11  STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                        CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               14  NOTES TO THE FINANCIAL STATEMENTS.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. MARKET ENVIRONMENT


With the exception of Asia and a number of emerging market economies, most stock and bond markets around the world performed well during the past six months. Despite an environment of ongoing financial and political difficulties in Asian and emerging markets, the largest blue-chip companies of Europe and the U.S. continued to post strong performance. Throughout the period, investors sought the relative stability and liquidity of more defensive large-cap stocks and highly rated bond investments of developed countries, hoping these investments would maintain steady earnings and be easier to sell in a possible economic slowdown.
U.S. STOCK MARKETS
The U.S. stock market continued to perform well during the first six months of 1998. The strong showing by the Standard & Poor's 500 Index, however, was produced by a narrow contingent of large companies. In fact, most of the Standard & Poor's 17.71% return for the six-month period that ended June 30, 1998, came from these large-capitalization stocks. The "narrow" market - one where a small number of stocks perform well, and others are flat or produce losses - was further demonstrated by the fact that 60% of all the companies on the New York Stock Exchange declined during this period. During the first quarter of 1998, a stable U.S. economy and a belief that the worst in Asia might be over helped the stock market post strong gains. The S&P 500 index turned in a solid return of 13.95% through the end of March. The S&P 500 and other market indexes continued to rally through May, before falling sharply in mid-June amid renewed fears that Asia's economic crisis would inhibit the growth in earnings of American companies. In subsequent trading days, however, investors continued to favor large-cap stocks, boosting the returns of the S&P 500 index higher. During the second quarter of 1998, the S&P 500 index returned 3.30%, compared with a decline of 2.14% for the Standard & Poor's MidCap 400 Index. Investors in small-cap stocks experienced a weak second quarter as the Russell 2000 - a measure of small company stock performance - lost 4.66%.
The pattern of a narrow market also was displayed in certain industry groups. Pharmaceutical stocks performed well, helped by healthy pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. Stable economic growth, coupled with nonexistent inflation, buoyed the financial sector. Banks and brokerage houses sustained impressive earnings growth; other financial services firms benefited from merger and acquisition activity, exemplified by the recently announced "megamerger" of Travelers and Citicorp.
While many technology stocks turned in very strong results, the sector also experienced some mixed results over the past six months, due primarily to the negative impact of the Asian crisis and the effect of a strong dollar on foreign sales. Energy stocks also experienced weak results, with the price of crude oil dipping below $12 dollars a barrel near the end of June.
FOREIGN STOCK MARKETS
Overseas, blue-chip investments also performed well. While the Morgan Stanley Capital International (MSCI) EAFE Index, which measures the performance of Europe, Australasia, and the Far East, posted a solid return of 16.05% for the six-month period, investors in developed markets fared much better than those investing in troubled emerging markets. The performance of the MSCI Pacific Index, however, lost 5.87% during the same period, emphasizing the negative impact Japan and Hong Kong had on the MSCI EAFE index. Most economies in Europe continued to thrive amidst an environment of relatively benign inflation and reduced interest rates as many countries prepared for the advent of the European Monetary Union in January 1999. Many European companies embraced U.S.-style efficiencies through restructuring and robust merger and acquisition activity. Over the past six months, the MSCI Europe Index returned an impressive 26.66%. Among the strongest European economies were Portugal, Spain, Italy and the United Kingdom.
While the Japanese market showed signs of strength toward the end of the period, Japanese stocks continued to suffer from eroding confidence in the economy, bankruptcies and a depreciating currency. The TOPIX Index - a measure of the Japanese market - was down 1.46% over the six-month period. As economic and currency turmoil continued in Asia, emerging markets also suffered during the period. The MSCI Far East ex-Japan Free Index dropped 25.79% and the MSCI Emerging Markets Free Index - a market capitalization weighted index of over 850 stocks traded in 22 world markets - was down 18.87% for the first six months of 1998.
U.S. BOND MARKETS
Bond prices continued to move higher thanks to low interest rates and a continued lack of inflationary pressure. The Lehman Brothers Aggregate Bond Index - a broad gauge of the U.S. taxable bond market - returned 3.93% during this six-month period. Against a backdrop of continued economic woes in Asia and fears that U.S. corporate profits would slow, investors from around the globe moved assets from stocks and riskier bonds into highly rated corporate bonds and U.S. Treasuries. As a result, bond yields, which move in the opposite direction of bond prices, fell to their lowest levels in decades. The yield on the benchmark 30-year bond fell to 5.62% from 5.93% during the period. Mortgage-backed bonds experienced some weakness toward the end of the period amid record mortgage refinancings.
FOREIGN BOND MARKETS
While U.S. based bonds topped most foreign bonds on the continued strength of the U.S. dollar and benign inflation, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 2.79% during the period. Similar to foreign equities, however, it paid to be in the safer bond sectors of developed countries and highly rated bonds. In comparison to the World Government Bond Index, the J.P. Morgan Emerging Markets Bond Index lost 0.25% during the first six months of 1998. Continued turbulence in Japan as it struggled to initiate economic reforms trickled into emerging markets and resulted in mixed results during the period.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1  PAST 5  PAST 10
JUNE 30, 1998                    YEAR    YEARS   YEARS

VIP: OVERSEAS - "INITIAL CLASS"  11.10%  13.50%  11.08%

MSCI EAFE                        6.33%   10.11%  6.82%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic climate,
and the fluctuating value of its currency create
these risks. For these reasons an international
fund's performance may be more volatile than
a fund that invests exclusively in the United
States.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's past 10 year total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER THE PAST 10 YEARS
             VIP OVERSEAS                MS EAFE INDEX (NET)
             00154                       MS001
  1988/06/30      10000.00                    10000.00
  1988/07/31       9926.32                    10313.74
  1988/08/31       9578.95                     9643.15
  1988/09/30       9989.47                    10064.51
  1988/10/31      10431.58                    10925.65
  1988/11/30      10621.05                    11576.45
  1988/12/31      10642.11                    11641.00
  1989/01/31      10957.89                    11845.81
  1989/02/28      11147.37                    11906.70
  1989/03/31      11137.33                    11673.02
  1989/04/30      11466.14                    11781.28
  1989/05/31      11041.86                    11140.34
  1989/06/30      10999.44                    10952.81
  1989/07/31      12028.31                    12328.18
  1989/08/31      11943.46                    11773.74
  1989/09/30      12685.94                    12310.05
  1989/10/31      11996.49                    11815.47
  1989/11/30      12643.52                    12409.43
  1989/12/31      13439.04                    12867.30
  1990/01/31      13258.72                    12388.53
  1990/02/28      12949.25                    11523.87
  1990/03/31      13438.71                    10323.36
  1990/04/30      13513.19                    10241.44
  1990/05/31      14396.33                    11410.00
  1990/06/30      14715.54                    11309.50
  1990/07/31      15460.37                    11468.80
  1990/08/31      13885.60                    10355.09
  1990/09/30      12566.20                     8911.95
  1990/10/31      13736.64                    10300.61
  1990/11/30      13311.02                     9692.99
  1990/12/31      13215.26                     9850.02
  1991/01/31      13342.94                    10168.61
  1991/02/28      13792.47                    11258.68
  1991/03/31      13389.05                    10582.79
  1991/04/30      13683.43                    10686.72
  1991/05/31      13716.14                    10798.23
  1991/06/30      12963.83                    10004.76
  1991/07/31      13607.11                    10496.32
  1991/08/31      13650.72                    10283.16
  1991/09/30      14206.78                    10862.71
  1991/10/31      14304.91                    11016.69
  1991/11/30      13792.47                    10502.38
  1991/12/31      14272.20                    11044.76
  1992/01/31      14446.65                    10808.85
  1992/02/29      14145.60                    10421.98
  1992/03/31      13858.27                     9733.95
  1992/04/30      14720.27                     9780.23
  1992/05/31      15361.24                    10434.87
  1992/06/30      15073.91                     9939.92
  1992/07/31      14112.45                     9685.53
  1992/08/31      13990.89                    10293.01
  1992/09/30      13427.27                    10089.75
  1992/10/31      12510.02                     9560.50
  1992/11/30      12443.71                     9650.47
  1992/12/31      12742.09                     9700.38
  1993/01/31      13106.79                     9699.19
  1993/02/28      13363.51                     9992.17
  1993/03/31      14290.59                    10863.15
  1993/04/30      15240.28                    11894.09
  1993/05/31      15568.15                    12145.29
  1993/06/30      15183.75                    11955.80
  1993/07/31      15782.96                    12374.31
  1993/08/31      16630.90                    13042.31
  1993/09/30      16540.45                    12748.73
  1993/10/31      17139.66                    13141.62
  1993/11/30      16416.09                    11992.90
  1993/12/31      17501.45                    12858.88
  1994/01/31      18643.34                    13946.04
  1994/02/28      18314.53                    13907.41
  1994/03/31      17860.07                    13308.40
  1994/04/30      18450.86                    13873.06
  1994/05/31      18223.64                    13793.41
  1994/06/30      18030.49                    13988.34
  1994/07/31      18507.67                    14122.87
  1994/08/31      18723.54                    14457.23
  1994/09/30      18235.00                    14001.89
  1994/10/31      18609.92                    14468.15
  1994/11/30      17905.52                    13772.81
  1994/12/31      17803.27                    13859.05
  1995/01/31      17064.78                    13326.65
  1995/02/28      17109.68                    13288.40
  1995/03/31      17636.48                    14117.22
  1995/04/30      18140.38                    14648.15
  1995/05/31      18392.33                    14473.53
  1995/06/30      18564.11                    14219.71
  1995/07/31      19388.68                    15104.98
  1995/08/31      18850.42                    14528.78
  1995/09/30      19125.27                    14812.53
  1995/10/31      18747.35                    14414.36
  1995/11/30      18964.94                    14815.43
  1995/12/31      19537.56                    15412.34
  1996/01/31      19904.03                    15475.62
  1996/02/29      19947.86                    15527.93
  1996/03/31      20252.95                    15857.68
  1996/04/30      20816.18                    16318.72
  1996/05/31      20827.92                    16018.42
  1996/06/30      20980.46                    16108.58
  1996/07/31      20358.56                    15637.77
  1996/08/31      20511.10                    15672.03
  1996/09/30      21109.53                    16088.37
  1996/10/31      20898.32                    15923.74
  1996/11/30      21989.59                    16557.32
  1996/12/31      22106.93                    16344.33
  1997/01/31      22106.93                    15775.55
  1997/02/28      22619.12                    16037.42
  1997/03/31      22824.63                    16098.36
  1997/04/30      23017.29                    16186.90
  1997/05/31      24455.87                    17243.42
  1997/06/30      25740.32                    18196.98
  1997/07/31      26613.75                    18493.96
  1997/08/31      24610.01                    17115.24
  1997/09/30      26421.08                    18076.60
  1997/10/31      24571.48                    16691.75
  1997/11/30      24455.87                    16524.84
  1997/12/31      24661.39                    16672.08
  1998/01/31      25470.59                    17437.65
  1998/02/28      26904.32                    18559.77
  1998/03/31      28124.73                    19134.75
  1998/04/30      28915.21                    19289.36
  1998/05/31      28873.61                    19199.28
  1998/06/30      28596.24                    19348.07
IMATRL PRASUN   SHR__CHT 19980630 19980709 104655 R00000000000123
Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Overseas Portfolio on June 30, 1988. As the chart shows, by June 30, 1998, the value of the investment would have grown to $28,596 - a 185.96% increase on the initial investment. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,348 over the same period - a 93.48% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1998
                                                     % OF FUND'S
                                                     INVESTMENTS

TOTAL SA CLASS B                                     2.1

ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECRICITE SA   1.9

NOVARTIS AG (REG.)                                   1.8

PHILIPS ELECTRONICS NV (BEARER)                      1.6

CREDIT SUISSE GROUP (REG.)                           1.4

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998
                     % OF FUND'S
                     INVESTMENTS

FINANCE              20.3

UTILITIES            8.7

HEALTH               8.6

ENERGY               7.4

BASIC INDUSTRIES     7.0

TOP FIVE COUNTRIES AS OF JUNE 30, 1998
(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S
                              INVESTMENTS

JAPAN                         15.8

UNITED KINGDOM                13.8

FRANCE                        12.9

NETHERLANDS                   8.3

SWITZERLAND                   6.5

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH
SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES
CONTRACTS, IF APPLICABLE.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Overseas
Portfolio
Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, RICK?
A. For the six months that ended June 30, 1998, the fund performed in line with the 16.05% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East. For the 12 months that ended June 30, 1998, the fund's performance topped that of the EAFE index, which returned 6.33%.
Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE?
A. For the most part, stock selection was the key. European financial positions made particularly strong contributions to performance, as low interest rates, benign inflation, improving economies and surging securities markets provided a favorable environment for banks and insurers. In addition, merger and acquisition activity within this sector continued to boost valuations. Particular standouts included companies that were among the fund's 25 largest holdings, including Swiss banking companies Credit Suisse and Julius Baer, as well as French bank Societe Generale. Insurers also aided performance and included Dutch company ING Groep. Telecommunications stocks were also among the fund's more solid performers. In addition to recent merger and consolidation activity, the cellular market in the United Kingdom was particularly strong, and Vodafone Group was among the fund's best performers.
Q. WHICH STOCKS PROVIDED THE BEST PERFORMANCE FOR THE FUND DURING THE PAST SIX MONTHS?
A. Alcatel Alsthom was one of the top contributors to performance. This is a French electronics equipment company with a superb management team. The team has been concentrating on the divestiture of peripheral businesses and non-core assets, aiming its focus instead on its core, high-return businesses. An enormous increase in free cash flow has resulted from this program, enabling the company to reduce debt and thus improve its balance sheet. One of its main businesses is in the manufacture of telecommunications equipment, a very fast growing sector of late. As I mentioned, British cellular company Vodafone was another major holding in the telecommunications sector that boosted performance. Vodafone has been growing its business at a pace that has exceeded expectations in both magnitude and sustainability. Also among the fund's top performers for the period was the British-based business services company Rentokil, which provides a wide range of services to businesses worldwide, such as cleaning, maintenance and landscaping. I owned it because it was cheap and its businesses were growing at a very rapid rate.
Q. WHICH INVESTMENTS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?
A. Japanese financial holdings hurt performance the most. Because the Japanese economy remained stagnant and there were continued concerns about asset quality, banks were especially hard hit. Securities brokers were hurt by the equity market's poor performance, because their fortunes are highly correlated with the level of market activity. Similarly, real estate company holdings also suffered from the general decline in the domestic economy, despite some signs that real estate prices might be bottoming. Among the fund's financial holdings most hurt by these events were Long-Term Credit Bank, Nomura Securities and Sumitomo Realty & Development Company.
Q. WHAT'S YOUR OUTLOOK?
A. I think the European economies will continue to improve. However, stock selection will be especially critical. Company earnings must come through as expected in order to justify the lofty stock valuations that the markets have placed on them. If earnings disappoint, we run the risk of a stock correction. In Japan, I am continuing to look for signs of an improvement in the economy and have pinpointed a number of companies that could be early beneficiaries of a turnaround as candidates for purchase. I will also be keeping a close watch on the emerging markets, where we are beginning to see some significant improvement in valuations. However, unlike my approach to investing in the developed markets, country and regional factors play as much of a role in my decision making as stock selection. In general, emerging markets are more volatile than developed markets. Accordingly, when I make an investment in a stock in an emerging market, I expect a higher level of return to compensate shareholders for the higher level of risk there. Up to this point,I have not found many stocks outside of Latin America and South Africa that meet these criteria.



FUND FACTS
GOAL: to increase the value of the fund's shares by investing mainly in stocks in Europe, the Far East and the Pacific Basin
START DATE: January 28, 1987
SIZE: as of June 30, 1998, more than $2.2 billion
MANAGER: Richard Mace, since 1996; joined
Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS JUNE 30, 1998 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.3%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.3%
Bansud SA Class B (a)  184,000 $ 1,444,602
Telecom Argentina Class B
 sponsored ADR  102,500  3,055,781
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  95,700  2,876,981
  7,377,364
AUSTRALIA - 2.2%
AMP Ltd.   93,900  1,098,989
Australia & New Zealand Banking
 Group Ltd.   1,425,000  9,830,284
Brambles Industries Ltd.   100,100  1,964,366
Broken Hill Proprietary Co. Ltd. (The)  416,044  3,516,721
CSR Ltd.   248,800  717,963
Coles Myer Ltd.   700,400  2,732,453
Commonwealth Bank of Australia (c)  201,300  2,348,501
David Jones Ltd.   695,700  797,003
Fosters Brewing Group Ltd.   891,900  2,098,774
Howard Smith  44,100  259,435
National Australia Bank Ltd.   294,300  3,881,824
News Corp. Ltd.   473,470  3,864,327
News Corp. Ltd. ADR  29,200  938,050
News Corp. Ltd. sponsored ADR
 (ltd. vtg.)  44,200  1,248,650
QNI Ltd.   1,054,780  427,828
Rio Tinto Ltd.   131,200  1,559,916
Western Mining Holdings Ltd.   2,076,296  6,248,727
Westpac Banking Corp.   302,500  1,845,133
Woodside Petroleum Ltd.   375,600  1,874,678
Woolworths Ltd.   1,057,800  3,438,974
  50,692,596
AUSTRIA - 0.1%
OMV AG  20,500  2,741,715
BRAZIL - 1.8%
Compania Energertica Minas Gerais  185,466,014  5,853,192
Centrais Electricas Brasileiras SA  27,560,000  829,267
Petrobras PN (Pfd. Reg.)  30,358,000  5,643,482
Telecomunicacoes Brasileiras SA
 sponsored ADR  227,300  24,818,319
Telesp PN (Pfd. Reg.)  6,704,000  1,576,661
Telecom de Sao Paulo rights 7/8/98 (a)  315,073  5,040
Telesp Celular SA Class B  20,793,000  1,725,933
  40,451,894
CANADA - 2.3%
Abitibi-Consolidated, Inc.   88,300  1,140,034
Alcan Aluminium Ltd.   269,700  7,441,901
Alliance Forest Products, Inc. (a)  78,800  1,194,549
Alliance Forest Products, Inc. (a)(c)  83,700  1,268,830
BCE, Inc.   258,200  10,968,332
Canadian Pacific Ltd.   28,100  792,601
Canadian National Railway Co.   15,500  825,822
Canadian Natural Resources Ltd. (a)  159,900  2,745,345
Domtar, Inc.   518,800  3,481,642
Greenstone Resources Ltd. (a)  141,300  534,297
Inco Ltd.   155,000  2,117,356
National Bank of Canada  376,000  7,365,014
Noranda, Inc.   374,800  6,486,064
Rio Alto Exploration Ltd. (a)  337,400  3,735,479
St. Laurent Paperboard, Inc. (a)(c)  155,900  1,800,378
  51,897,644

 SHARES VALUE (NOTE 1)
DENMARK - 0.7%
Den Danske Bank Group AS  28,300 $ 3,389,787
International Service Systems AS Class B 68,300 3,966,549 Jyske Bank AS (Reg.) 6,800 800,893
Novo-Nordisk AS Class B  25,400  3,496,022
Unidanmark AS Class A  43,700  3,921,047
  15,574,298
FINLAND - 2.0%
Enso OY Class R  640,600  6,912,614
Merita Ltd., Series A  137,500  905,758
Metsa-Serla Ltd. Class B  964,400  9,301,088
Nokia Corp. AB:
 sponsored ADR  1,000  72,563
 Series A  156,000  11,454,307
Outokumpu OY Class A  107,300  1,366,779
Pohjola Class B  78,700  3,909,652
Raisio Group PLC  92,000  1,657,386
Sampo Insurance Co. Ltd.   22,400  1,059,795
UPM-Kymmene Corp.   292,200  8,028,933
Valmet OY  95,500  1,643,975
  46,312,850
FRANCE - 12.9%
Accor SA  35,300  9,851,975
Alcatel Alsthom Compagnie Generale
 d'Electricite:
 SA  214,150  43,483,489
 SA sponsored ADR  1,500  61,031
Axa SA  103,526  11,611,988
Atos SA (a)  22,500  5,381,443
BQE National Paris Ord.   23,300  1,898,590
Cap Gemini Sogeti SA  32,500  5,092,784
Coflexip sponsored ADR  78,000  4,767,750
Compagnie de Saint Gobain  15,900  2,940,025
Compagnie Generale
 de Geophysique SA  6,900  1,009,534
Credit Commercial de France Ord.   92,800  7,791,373
Elf Aquitaine SA sponsored ADR  1,000  71,000
Elf Sanofi SA  82,000  9,616,825
Eramet SA  29,862  1,180,196
Groupe Danone  32,100  8,826,507
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  21,000  4,191,340
Lafarge SA  46,021  4,744,433
Lagardere S.C.A. (Reg.)  146,400  6,078,166
Michelin SA (Compagnie Generale
 des Etablissements) Class B  143,119  8,238,933
Nationale Elf Aquitaine  149,400  20,946,804
Pechiney SA Class A  188,584  7,574,467
Peugeot SA Ord.   18,700  4,009,897
Renault SA Ord. (a)  106,800  6,058,313
Rhone Poulenc:
 SA Class A  151,572  8,525,534
 Sponsored ADR representing
 1/4 share  1,000  56,188
Royal Canin SA  13,500  770,474
Royal Canin SA (c)  45,000  2,568,247
Scor SA  72,200  4,567,208
Societe Generale Class A  109,200  22,641,551
Suez Lyonnaise des Eaux  18,800  3,085,526
Total SA:
 Class B  376,554  48,820,032
 sponsored ADR  1,000  65,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FRANCE - CONTINUED
Unibail  14,000 $ 1,805,856
Usinor Sacilor  350,200  5,395,246
Union Assurances Federales SA  50,399  7,922,515
Valeo SA  39,100  3,985,781
Vivendi SA  36,200  7,708,734
  293,345,130
GERMANY - 4.9%
Allianz Aktiengesellschaft Holdings (Reg.) 44,800 14,681,416 BHF Bank AG 413,100 15,971,067
BASF AG  234,200  11,024,758
Bayer AG  168,100  8,656,034
(BMW) Muenchen Bayerische
 Motorenwerke AG  1,700  1,709,403
Continental Gummi-Werke AG  97,000  2,982,965
Deutsche Bank AG  36,600  3,081,040
Deutsche Lufthansa AG  142,300  3,541,759
Dresdner Bank AG Ord.   120,900  6,452,235
Hoechst AG Ord.   185,600  9,172,212
Mannesmann AG Ord.   219,000  22,154,369
Philipp Holzmann AG (a)  9,500  2,309,320
Siemens AG  13,200  800,542
Veba AG Ord.   124,900  8,217,287
Wella AG  900  891,040
  111,645,447
GREECE - 0.1%
STET Hellas Telecommunications
 SA ADR  37,400  1,552,100
HONG KONG - 0.8%
China Telecom (Hong Kong) Ltd.   2,126,000  3,673,992
CLP Holdings Ltd.   374,000  1,704,169
Dairy Farm International Holdings Ltd.   1,376,000  1,472,320
Hong Kong & China Gas Co. Ltd.   555,000  630,438
Hutchison Whampoa Ltd. Ord.   240,000  1,267,071
JCG Holdings Ltd.   166,000  46,069
Johnson Electric Holdings Ltd.   1,167,000  4,323,338
Li & Fung Ltd.   162,000  261,392
National Mutual Asia Ltd.   1,040,000  664,515
Sun Hung Kai Properties Ltd.   272,000  1,155,131
Vtech Holdings Ltd.   563,000  2,096,624
  17,295,059
IRELAND - 1.2%
Bank of Ireland, Inc.   615,219  12,599,289
Elan Corp. PLC ADR (a)  49,100  3,157,744
Independent Newspapers PLC  667,349  3,505,754
Smurfit (Jefferson) Group PLC  2,287,900  6,782,271
  26,045,058
ITALY - 1.8%
Alitalia Linee Aeree Italiane Class A (a) 1,254,000 4,012,517 Assicurazioni Generali Spa 446,000 14,398,386
Cartiere (Burgo) Ord.   93,300  740,640
Credito Italiano Ord.   1,467,600  7,608,951
Eni Spa  738,900  4,801,604
Finmeccanica Spa (a)  1,781,800  1,394,843
Istituto Nazionale Delle
 Assicurazioni Spa  577,600  1,641,070
Telecom Italia Spa  211,110  1,538,543
Telecom Italia Mobile Spa  867,300  5,278,750
  41,415,304

 SHARES VALUE (NOTE 1)
JAPAN - 15.0%
Acom Co. Ltd.   106,900 $ 5,070,690
Aiful Corp. (c)  64,200  3,128,439
Aiwa Co. Ltd.   71,700  2,244,979
Aoyama Trading Co. Ord.   3,300  81,235
Asahi Breweries Ltd.   158,000  1,990,211
Bank of Tokyo-Mitsubishi Ltd.   110,000  1,163,104
Banyu Pharmaceutical Co. Ltd.   245,000  2,645,217
Bridgestone Corp.   208,000  4,910,674
Canon, Inc.   405,000  9,182,681
Circle K Japan Co. Ltd.   14,300  497,150
Citizen Watch Co. Ltd. Ord.   472,000  3,890,016
DDI Corp. Ord.   198  688,361
Daiwa House Industry Co. Ltd.   113,000  996,365
Daiwa Securities Co. Ltd.   390,000  1,675,880
Dainippon Ink & Chemicals, Inc.   393,000  1,202,224
Denny's Japan Co. Ltd.   79,000  1,961,779
Fuji Bank Ltd.   1,096,000  4,883,207
Fuji Heavy Industries Ltd.   259,000  1,280,738
Fuji International Trust unit sponsored
 ADR (c)  100  971,285
Fuji Photo Film Co. Ltd.   478,000  16,618,008
Fujitsu Ltd.   122,000  1,282,084
Fujitec Co. Ltd.   63,000  380,911
Hitachi Ltd.   488,000  3,178,867
Hitachi Maxell Ltd.   511,000  9,673,432
Honda Motor Co. Ltd.   495,000  17,600,949
Ito-Yokado Co. Ltd.   149,000  7,003,311
Jafco Co. Ltd.   46,000  1,225,077
Kao Corp.   301,000  4,636,435
Mabuchi Motor Co.   52,200  3,306,413
Matsushita Electric Industrial Co. Ltd.   785,000  12,600,230
Matsushita Communication Industrial
 Co. Ltd.   122,000  3,213,992
Matsushita Electric Works Co. Ltd.   728,000  5,868,854
Matsumotokiyoshi Co. Ltd.   4,300  151,040
Meitec Corp.   55,000  1,900,237
Minebea Co. Ltd.   823,000  8,180,832
Minolta Camera Co. Ltd.   1,289,000  8,721,370
Mitsubishi Electric Co. Ord.   1,533,000  3,519,952
Mitsubishi Estate Co. Ltd.   678,000  5,953,789
Mitsubishi Trust & Banking Corp.   350,000  2,970,201
Mitsui Fudosan Co. Ltd.   303,000  2,390,326
NGK Insulators Ltd.   165,000  1,431,116
Nintendo Co. Ltd. Ord.   53,000  4,902,109
Nippon Telegraph & Telephone
 Corp. Ord.   539  4,461,599
Nomura Securities Co. Ltd.   920,000  10,694,594
Nichiei Co. Ltd.   34,500  2,344,202
Nichicon Corp.   184,000  2,052,832
Omron Corp.   539,000  8,224,861
Orix Corp.   143,900  9,705,196
Osaka Gas Co. Ltd.   370,000  948,103
Paris Miki, Inc.   9,700  127,141
Rohm Co. Ltd.   99,000  10,154,394
Sakura Bank Ltd.   1,020,000  2,643,057
Sankyo Co. Ltd.   1,197,000  27,226,083
Secom Co. Ltd.   18,000  1,037,789
Sekisui House Ltd.   224,000  1,733,247
Sekisui Chemical Co. Ltd.   6,000  30,663
Sharp Corp.   477,000  3,859,123
Shin-Etsu Chemical Co. Ltd.   186,000  3,213,129
Sony Corp.   139,300  11,981,825
Shohkoh Fund & Co. Ltd.   7,000  1,718,131
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Sumitomo Realty & Development Co. Ltd.   959,000 $ 4,224,487
Sumitomo Special Metals Co.   51,000  1,082,919
TDK Corp.   88,000  6,492,478
Takeda Chemical Industries Ltd.   768,000  20,398,185
Takefuji Corp.   79,500  3,662,276
Takefuji Corp. (c)  57,000  2,625,783
Terumo Corp.   143,000  2,264,450
THK Co. Ltd.   548,400  6,078,860
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  312,000  3,202,418
Tokyo Gas Co. Ltd.   391,000  869,639
Toyota Motor Corp.   96,000  2,480,674
Tokyo Electron Ltd.   82,000  2,508,457
Tokyo Seimitsu Co. Ltd.   57,000  1,435,975
Uni Charm Corp. Ord.   80,000  2,959,764
Yamanouchi Pharmaceutical Co. Ltd.   195,000  4,056,359
  341,672,463
LUXEMBOURG - 0.1%
Stolt Comex Seaway SA Class A
 sponsored ADR  48,500  848,750
Stolt Comex Seaway SA (a)  97,000  1,879,375
  2,728,125
MALAYSIA - 0.1%
Malayan Banking BHD  28,000  28,288
Malayan Banking BHD Class A  28,000  27,611
Oriental Holdings BHD  1,027,000  1,712,701
  1,768,600
MEXICO - 0.7%
Grupo Financiero Banamex-Accival
 Class B (a)  1,678,000  3,273,690
Grupo Carso SA de CV Class A-1  153,000  644,749
Grupo Financiero Bancomer Class B 19,401,000 7,245,635 Grupo Elektra SA 554,300 580,872
Grupo Financiero Inbursa SA Class B 495,000 1,269,231 Telefonos de Mexico SA sponsored
 ADR representing Ord. Class L shares  66,100  3,176,931
  16,191,108
NETHERLANDS - 8.3%
Ahold NV  178,891  5,731,182
AKZO Nobel NV  520,000  28,841,408
AKZO NV sponsored ADR  1,000  55,438
Beter Bed Holding NV  44,117  1,601,697
Benckiser NV Class B  91,800  5,634,333
Hagemeyer NV  127,000  5,483,135
ING Groep NV  413,756  27,039,028
Koninklijke Hoogovens NV  143,600  6,199,828
Koninklijke KPN N.V  76,700  2,946,454
Nutreco Holding NV  98,400  3,437,302
Philips Electronics NV  500  42,500
Philips Electronics NV (Bearer)  444,500  37,291,549
Royal Dutch Petroleum Co. Ord.   421,960  23,351,938
Royal Dutch Petroleum Co.   1,000  54,813
TNT Post Group N.V  76,700  1,956,777
Unilever NV:
 Ord.   366,200  28,997,758
 ADR  1,000  78,938
Vedior NV  117,500  3,314,731
Vendex CVA (part-exchangeable)  45,400  1,703,962
VNU Ord.   152,600  5,532,756
  189,295,527

 SHARES VALUE (NOTE 1)
NETHERLANDS ANTILLES - 0.1%
Schlumberger Ltd.   32,700 $ 2,233,819
NEW ZEALAND - 0.0%
Air New Zealand Ltd. Class B  552,200  592,273
NORWAY - 0.4%
NCL Holdings AS (a)  1,350,888  6,680,322
Schibsted AS, Series B  190,900  3,213,176
  9,893,498
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  80,200  1,052,625
PORTUGAL - 0.7%
BPI-SGPS SA (Reg.)  216,400  6,969,368
Banco Pinto & Sotto Mayor SA (Reg.)  136,300  3,376,387
Electricidade de Portugal SA  117,300  2,721,304
Portugal Telecom SA  17,000  899,184
Telecel Comunicacoes Pessoais SA  6,700  1,187,314
  15,153,557
RUSSIA - 0.2%
Vimpel Communications
 sponsored ADR (a)  79,900  3,575,525
SINGAPORE - 0.1%
DBS Land Ltd.   1,801,000  1,495,049
SOUTH AFRICA - 0.1%
Amalgamated Banks of South Africa Ltd.   98,200  609,120
Gencor Ltd. (Reg.)  164,160  251,813
Sasol, Ltd.   278,900  1,606,071
  2,467,004
SPAIN - 2.3%
Banco Bilbao Vizcaya SA Ord. (Reg.)  230,700  11,829,613
Banco de Santander SA Ord. (Reg.)  31,800  813,233
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.)  44,700  1,566,888
Iberdrola SA  156,000  2,530,884
Mapfre Vida SA  39,800  1,898,202
Repsol SA Ord.   95,900  5,267,377
Telefonica de Espana SA:
 Ord.   639,200  29,527,809
 sponsored ADR  500  69,531
  53,503,537
SWEDEN - 4.8%
ABB AB:
 Series A  148,900  2,104,002
 Series B  153,000  2,123,671
Assa Abloy AB Class B  7,100  278,336
Astra AB Class A Free shares  1,165,800  23,762,086
Electrolux AB  436,000  7,469,301
Ericsson (L.M.) Telephone Co.:
 Class B  298,900  8,708,728
 Class B ADR  2,500  71,563
ForeningsSparbanken AB, Series A  148,100  4,444,667
Granges AB (Reg.)  17,800  324,972
IBS (International Business Systems) AB
 Class B Free shares (a)  128,400  2,215,731
Incentive AB Class B  48,700  889,108
Investor AB Class B Free shares  82,000  4,773,165
Nordbanken Holding AB  652,500  4,773,196
SKF AB Ord.   117,100  2,123,234
Skandia Foersaekrings AB  500,000  7,127,673
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Svenska Handelsbanken  244,200 $ 11,298,487
Swedish Match Co.   4,321,100  14,319,014
Volvo AB:
 Class B  399,700  11,870,545
 ADR Class B  2,000  59,125
  108,736,604
SWITZERLAND - 6.5%
Adecco SA (Bearer)  9,300  4,184,312
Compagnie Financiere Richemont
 AG Class A Unit (Bearer)  600  783,424
Credit Suisse Group (Reg.)  143,200  31,790,824
Holderbank Financiere Glarus
 AG (Bearer)  1,500  1,904,292
Julius Baer Holding AG  5,903  18,424,427
Nestle SA (Reg.)  12,630  26,967,262
Novartis AG (Reg.)  25,271  41,956,260
Roche Holding AG  464  4,546,147
Union Bank of Switzerland (UBS)
 AG (Reg.)  47,861  17,756,030
  148,312,978
TURKEY - 0.0%
Turkiye is Bankasi AS Class C  21,438,700  865,169
UNITED KINGDOM - 13.8%
Allied Domecq PLC  6,200  58,213
Amec PLC Ord.   300  858
BAT Industries PLC Ord.   1,020,900  10,215,330
BBA Group PLC  282,372  2,128,521
Britax International PLC  270,200  732,245
Barclays PLC Ord.   390,000  11,238,964
Barratt Developments PLC  847,125  3,729,661
Bass PLC Ord.   144,300  2,702,490
Bank of Scotland  371,900  4,161,660
Billiton PLC  820,800  1,663,151
Boots Co. PLC Class L (The)  161,900  2,681,106
British Aerospace PLC  1,824,900  13,969,141
British Petroleum PLC:
 Ord.   1,215,721  17,719,982
 ADR  500  44,125
British Energy PLC  254,900  2,227,507
British Telecommunications PLCOrd.   761,400  9,396,422
Cable & Wireless PLC Ord.   348,900  4,235,945
CGU PLC  378,500  7,057,089
Caradon PLC  3,539,180  10,860,214
Cookson Group PLC  4,105,800  14,105,320
Courtaulds Textiles PLC  547,300  2,646,923
Devro PLC  166,100  1,394,720
Dorling Kindersley Holdings PLC,
 Class L  175,400  614,281
Gallaher Group PLC  1,326,100  7,325,716
Glaxo PLC sponsored ADR  1,000  59,813
Glaxo Wellcome PLC  537,300  16,120,033
HSBC Holdings PLC  345,100  8,356,598
HSBC Holdings PLC Ord.   456,000  11,566,767
Hazlewood Foods PLC Ord.   256,200  1,021,163
Inchcape PLC Ord.   952,800  3,003,181
Johnson Matthey PLC  167,700  1,504,642
Lloyds TSB Group PLC  923,195  12,909,649
Man (E D & F) Group PLC  33,000  170,606
Mayflower Corp.   216,700  715,553
National Grid Co. PLC  529,890  3,570,138


 SHARES VALUE (NOTE 1)
Nycomed Amersham PLC  309,720 $ 2,304,971
Pearson PLC  198,600  3,636,633
Peninsular & Oriental Steam
 Navigation Co.   82,500  1,187,361
Pilkington PLC Ord.   1,352,200  2,491,846
Rentokil Initial PLC  1,927,700  13,855,897
Rio Tinto PLC (Reg.)  469,800  5,288,527
Royal & Sun Alliance Insurance
 Group PLC  232,408  2,401,100
Saatchi & Saatchi PLC  848,200  2,348,142
Scottish & Newcastle Brewers PLC  202,900  2,869,431
Shell Transport & Trading Co.
 PLC (Reg.)  2,497,800  17,578,752
Shell Transport & Trading Co. PLC
 ADR (New)  1,500  63,563
Siebe PLC  312,800  6,244,229
SmithKline Beecham PLC:
 ADR  1,000  60,500
 Ord.   2,020,642  24,650,267
Somerfield PLC  638,400  4,077,647
Standard Chartered Bank PLC  80,000  908,563
Tarmac PLC  522,400  932,191
Thistle Hotels PLC  255,400  924,269
Tomkins PLC Ord.   179,800  975,270
Unilever PLC:
 Ord.   621,100  6,608,458
 ADR  1,500  64,969
Vodafone Group PLC  1,665,144  21,118,786
WPP Group PLC  420,900  2,756,849
Wimpey George PLC  524,700  1,010,674
  314,266,622
UNITED STATES OF AMERICA - 1.9%
Aluminum Co. of America  95,400  6,290,438
Chrysler Corp.   382,000  21,535,250
DSC Communications Corp.   363,900  10,917,000
Kaiser Aluminum Corp. (a)  8,200  78,413
Newmont Mining Corp.   46,000  1,086,750
Transocean Offshore, Inc.   52,400  2,331,800
  42,239,651
TOTAL COMMON STOCKS
 (Cost $1,517,922,752)   1,962,390,193
PREFERRED STOCKS - 2.3%
CONVERTIBLE PREFERRED STOCKS - 0.1%
AUSTRALIA - 0.1%
WBK Trust $3.135 STRYPES  86,400  2,608,200
NONCONVERTIBLE PREFERRED STOCKS - 2.2%
AUSTRALIA - 0.1%
Star City Holdings Ltd. (a)  1,517,100  883,096
GERMANY - 1.0%
Boss (Hugo) AG  650  1,430,863
Dyckerhoff AG (non-vtg.)  4,800  1,871,681
Porsche AG  100  292,588
SAP AG (Systeme Anwendungen
 Produkte)  24,600  16,599,558
Wella AG  2,635  2,943,971
  23,138,661
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
ITALY - 1.1%
Telecom Italia Mobile Spa de Risp  3,129,800 $ 10,422,159
Telecom Italia Spa  2,933,325 14,236,991
  24,659,150
TOTAL NONCONVERTIBLE PREFERRED STOCKS   48,680,907
TOTAL PREFERRED STOCKS
 (Cost $23,403,092)   51,289,107
CLOSED-END INVESTMENT COMPANIES - 0.4%
GERMANY - 0.3%
Emerging Germany Fund, Inc.   70,600  1,081,063
New Germany Fund, Inc. (The)  338,800  6,310,150
  7,391,213
UNITED STATES OF AMERICA - 0.1%
Morgan Stanley Asia-Pacific Fund, Inc.   181,300  1,167,119
Templeton Dragon Fund, Inc.   183,500  1,536,813
  2,703,932
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $10,268,518)   10,095,145
GOVERNMENT OBLIGATIONS - 0.2%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT
ITALY - 0.1%
Italian Republic 5%,
 6/28/01 CV Aaa $ 1,940,000  3,181,600
UNITED STATES OF AMERICA - 0.1%
U.S. Treasury Bills yield at date of
purchase 4.91% 7/23/98 (d)  - 1,100,000  1,096,699
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $4,287,729)   4,278,299
CASH EQUIVALENTS - 10.8%
  SHARES
Taxable Central Cash Fund (b)
 (Cost $244,944,845)  244,944,845  244,944,845
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,800,826,936)  $ 2,272,997,589
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
230 Nikkei 225 Stock
Index Contracts Sep. 1998 $ 18,043,500 $ 323,499
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL
INVESTMENT
IN SECURITIES - 0.8%
SECURITY TYPE ABBREVIATIONS
STRYPES - Structured Yield Product Exchangeable for Common Stock
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,711,463 or .7% of net assets.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,085,000.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $645,350,636 and $680,521,628, respectively.
The market value of futures contracts opened and closed during the period amounted to $44,734,374 and $35,675,669, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $9,984 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.6%
Basic Industries    7.0
Cash Equivalents   10.8
Construction & Real Estate    2.6
Durables    6.6
Energy    7.4
Finance    20.3
Government Obligations   0.2
Health    8.6
Holding Companies   1.2
Industrial Machinery & Equipment    7.0
Media & Leisure   2.1
Nondurables   5.8
Precious Metals   0.4
Retail & Wholesale   1.8
Services    2.1
Technology    6.1
Transportation   0.7
Utilities   8.7
    100.0%
INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,801,715,640. Net unrealized appreciation aggregated $471,281,949, of which $588,862,117 related to appreciated investment securities and $117,580,168 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                JUNE 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,800,826,936) -                $ 2,272,997,589
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                            9,552,793

RECEIVABLE FOR FUND SHARES SOLD                                            4,006,522

DIVIDENDS RECEIVABLE                                                       5,735,398

INTEREST RECEIVABLE                                                        788,993

RECEIVABLE FOR DAILY VARIATION                                             269,020
ON FUTURES CONTRACTS

OTHER RECEIVABLES                                                          64,441

 TOTAL ASSETS                                                              2,293,414,756

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                    $ 25,238

PAYABLE FOR INVESTMENTS PURCHASED                             18,454,716

PAYABLE FOR FUND SHARES REDEEMED                              9,028,150

ACCRUED MANAGEMENT FEE                                        1,367,497

DISTRIBUTION FEES PAYABLE                                     1,142

OTHER PAYABLES AND                                            474,539
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                         29,351,282

NET ASSETS                                                                $ 2,264,063,474

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 1,704,514,880

UNDISTRIBUTED NET INVESTMENT INCOME                                        10,033,841

ACCUMULATED UNDISTRIBUTED                                                  77,075,678
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  472,439,075
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS                                                                $ 2,264,063,474

INITIAL CLASS:                                                             $20.62
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE
 PER SHARE ($2,248,026,185
 (DIVIDED BY) 109,008,819 SHARES)

SERVICE CLASS:                                                             $20.61
NET ASSET VALUE AND OFFERING
 PRICE PER SHARE ($16,037,289
 (DIVIDED BY) 777,945 SHARES)



STATEMENT OF OPERATIONS
                                                  SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 28,746,889
DIVIDENDS

INTEREST                                                                         3,917,149

                                                                                 32,664,038

LESS FOREIGN TAXES WITHHELD                                                      (3,409,759)

 TOTAL INCOME                                                                    29,254,279

EXPENSES

MANAGEMENT FEE                                                    $ 7,929,475

TRANSFER AGENT FEES                                                745,042

DISTRIBUTION FEES - SERVICE CLASS                                  3,294

ACCOUNTING FEES AND EXPENSES                                       402,810

NON-INTERESTED TRUSTEES' COMPENSATION                              2,315

CUSTODIAN FEES AND EXPENSES                                        529,361

REGISTRATION FEES                                                  8,630

AUDIT                                                              29,297

LEGAL                                                              11,974

MISCELLANEOUS                                                      93,144

 TOTAL EXPENSES BEFORE REDUCTIONS                                  9,755,342

 EXPENSE REDUCTIONS                                                (139,173)     9,616,169

NET INVESTMENT INCOME                                                            19,638,110

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             80,123,034

 FOREIGN CURRENCY TRANSACTIONS                                     (276,520)

 FUTURES CONTRACTS                                                 (1,632,066)   78,214,448

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             207,520,512

 ASSETS AND LIABILITIES IN                                         14,205
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 1,252,257     208,786,974

NET GAIN (LOSS)                                                                  287,001,422

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 306,639,532

OTHER INFORMATION                                                               $ 139,173
 EXPENSE REDUCTIONS
 DIRECTED BROKERAGE ARRANGEMENTS




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                  SIX MONTHS ENDED  YEAR ENDED
                                                                                   JUNE 30, 1998     DECEMBER 31,
                                                                                   (UNAUDITED)       1997
OPERATIONS                                                                         $ 19,638,110     $ 29,647,363
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                           78,214,448       117,046,383

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                               208,786,974      58,363,873

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    306,639,532      205,057,619

DISTRIBUTIONS TO SHAREHOLDERS                                                       (37,913,891)     (29,012,812)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                             (111,746,114)    (115,172,073)

 TOTAL DISTRIBUTIONS                                                                (149,660,005)    (144,184,885)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                        179,830,598      198,779,377

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                           336,810,125      259,652,111

NET ASSETS

 BEGINNING OF PERIOD                                                                1,927,253,349    1,667,601,238

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $10,033,841 AND   $ 2,264,063,474  $ 1,927,253,349
$16,641,512, RESPECTIVELY)



OTHER INFORMATION:



                                                        SIX MONTHS ENDED JUNE 30, 1998

                                                             SHARES        DOLLARS       YEAR ENDED DECEMBER 31, 1997

                                                            (UNAUDITED)                     SHARES         DOLLARS
SHARE TRANSACTIONS                                           39,640,183    $ 799,732,732    51,240,982    $ 973,125,045
INITIAL CLASS
 SOLD

  REINVESTED                                                 7,943,863      149,503,507     8,319,959      144,184,885

  REDEEMED                                                   (38,895,920)   (784,247,705)   (47,764,686)   (919,455,709)

  NET INCREASE (DECREASE)                                    8,688,126     $ 164,988,534    11,796,255    $ 197,854,221

 SERVICE CLASS A                                             724,376       $ 14,751,265     48,794        $ 931,087
 SOLD

  REINVESTED                                                 8,320          156,588         -              -

  REDEEMED                                                   (3,237)        (65,789)        (308)          (5,931)

  NET INCREASE (DECREASE)                                    729,459       $ 14,842,064     48,486        $ 925,156

DISTRIBUTIONS                                                              $ 37,874,222                   $ 29,012,812
INITIAL CLASS - NET INVESTMENT INCOME

 INITIAL CLASS - NET REALIZED GAIN                                          111,629,195                    115,172,073

 TOTAL                                                                     $ 149,503,417                  $ 144,184,885

 SERVICE CLASS - NET INVESTMENT INCOME                                     $ 39,669                       $ -

 SERVICE CLASS - NET REALIZED GAIN                                          116,919                        -

 TOTAL                                                                     $ 156,588                      $ -

                                                                           $ 149,660,005                  $ 144,184,885

A SERVICE CLASS COMMENCED SALE OF SHARES NOVEMBER 3, 1997.








FINANCIAL HIGHLIGHTS - INITIAL CLASS
                                                 SIX MONTHS ENDED  YEARS ENDED DECEMBER 31,
                                                 JUNE 30, 1998

SELECTED PER-SHARE DATA                          (UNAUDITED)       1997        1996        1995        1994       1993
NET ASSET VALUE, BEGINNING OF PERIOD             $ 19.20           $ 18.84     $ 17.06     $ 15.67     $ 15.48    $ 11.53

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                             .18 E             .30 E       .32 D, E    .17         .19        .06

 NET REALIZED AND UNREALIZED GAIN (LOSS)           2.74              1.70        1.88        1.34        .08        4.16

 TOTAL FROM INVESTMENT OPERATIONS                  2.92              2.00        2.20        1.51        .27        4.22

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                        (.38)             (.33)       (.20)       (.06)       (.08)      (.18)

 IN EXCESS OF NET INVESTMENT INCOME                -                 -           -           -           -          (.04)

 FROM NET REALIZED GAIN                            (1.12)            (1.31)      (.22)       (.02)       -          -

 IN EXCESS OF NET REALIZED GAIN                    -                 -           -           (.04)       -          (.05)

 TOTAL DISTRIBUTIONS                               (1.50)            (1.64)      (.42)       (.12)       (.08)      (.27)

NET ASSET VALUE, END OF PERIOD                    $ 20.62           $ 19.20     $ 18.84     $ 17.06     $ 15.67    $ 15.48

TOTAL RETURN B, C                                   15.96%            11.56%      13.15%      9.74%       1.72%      37.35%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)           $2,248,026        $1,926,322  $1,667,601  $1,343,134  $1,297,701 $777,961

RATIO OF EXPENSES TO AVERAGE NET ASSETS             .92% A            .92%        .93%        .91%        .92%       1.03%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                            .91% A, G         .90% G      .92% G      .91%        .92%       1.03%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                                  1.86% A           1.55%       1.84%       1.88%       1.28%      1.21%

PORTFOLIO TURNOVER                                  66% A             67%         92%         50%         42%        42%

AVERAGE COMMISSION RATE H                           $ .0077           $ .0092     $ .0137






FINANCIAL HIGHLIGHTS - SERVICE CLASS
                                                                                          SIX MONTHS ENDED  YEAR ENDED
                                                                                          JUNE 30, 1998     DECEMBER 31,

SELECTED PER-SHARE DATA                                                                   (UNAUDITED)       1997 F
NET ASSET VALUE, BEGINNING OF PERIOD                                                       $ 19.20          $ 19.36

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                                                       .22 E            .01 E

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                     2.69             (.17)

 TOTAL FROM INVESTMENT OPERATIONS                                                            2.91             (.16)

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                  (.38)             -

 FROM NET REALIZED GAIN                                                                      (1.12)            -

 TOTAL DISTRIBUTIONS                                                                         (1.50)            -

NET ASSET VALUE, END OF PERIOD                                                              $ 20.61         $ 19.20

TOTAL RETURN B, C                                                                             15.90%          (.83)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                     $ 16,037        $ 931

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                       1.02% A         1.02% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                              1.01% A, G      1.01% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                          2.25% A         .31% A

PORTFOLIO TURNOVER                                                                            66% A           67%

AVERAGE COMMISSION RATE H                                                                   $ .0077         $ .0092

A ANNUALIZED
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO
  YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
  OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
  TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
  WHICH AMOUNTED TO $.05 PER SHARE.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
  OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
  CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
  TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
  MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
  STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded is expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund.
Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .75% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays (FIIA(U.K.)L) a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity
4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED
Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.
For the period, Service Class paid FDC $3,294, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, payments made to third parties under the Plans amounted to $499,362 and $3,444 for the Initial Class and Service Class, respectively.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except for proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets. ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
For the period, the reduction under this arrangement is shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 36% of the total outstanding shares of the fund.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane Jr., VICE PRESIDENT
Richard R. Mace Jr., VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY







(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1998
CONTENTS



MARKET ENVIRONMENT                  3   A REVIEW OF WHAT HAPPENED IN WORLD MARKETS DURING THE
                                        PAST SIX MONTHS.

PERFORMANCE AND INVESTMENT SUMMARY  4   HOW THE FUND HAS DONE OVER TIME, AND AN OVERVIEW OF THE
                                        FUND'S INVESTMENTS AT THE END OF THE PERIOD.

FUND TALK                           5   THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                        AND OUTLOOK.

INVESTMENTS                         6   A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                        MARKET VALUES.

FINANCIAL STATEMENTS                12  STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                        CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               15  NOTES TO THE FINANCIAL STATEMENTS.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. MARKET ENVIRONMENT


With the exception of Asia and a number of emerging market economies, most stock and bond markets around the world performed well during the past six months. Despite an environment of ongoing financial and political difficulties in Asian and emerging markets, the largest blue-chip companies of Europe and the U.S. continued to post strong performance. Throughout the period, investors sought the relative stability and liquidity of more defensive large-cap stocks and highly rated bond investments of developed countries, hoping these investments would maintain steady earnings and be easier to sell in a possible economic slowdown.
U.S. STOCK MARKETS
The U.S. stock market continued to perform well during the first six months of 1998. The strong showing by the Standard & Poor's 500 Index, however, was produced by a narrow contingent of large companies. In fact, most of the Standard & Poor's 17.71% return for the six-month period that ended June 30, 1998, came from these large-capitalization stocks. The "narrow" market - one where a small number of stocks perform well, and others are flat or produce losses - was further demonstrated by the fact that 60% of all the companies on the New York Stock Exchange declined during this period. During the first quarter of 1998, a stable U.S. economy and a belief that the worst in Asia might be over helped the stock market post strong gains. The S&P 500 index turned in a solid return of 13.95% through the end of March. The S&P 500 and other market indexes continued to rally through May, before falling sharply in mid-June amid renewed fears that Asia's economic crisis would inhibit the growth in earnings of American companies. In subsequent trading days, however, investors continued to favor large-cap stocks, boosting the returns of the S&P 500 index higher. During the second quarter of 1998, the S&P 500 index returned 3.30%, compared with a decline of 2.14% for the Standard & Poor's MidCap 400 Index. Investors in small-cap stocks experienced a weak second quarter as the Russell 2000 - a measure of small company stock performance - lost 4.66%.
The pattern of a narrow market also was displayed in certain industry groups. Pharmaceutical stocks performed well, helped by healthy pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. Stable economic growth, coupled with nonexistent inflation, buoyed the financial sector. Banks and brokerage houses sustained impressive earnings growth; other financial services firms benefited from merger and acquisition activity, exemplified by the recently announced "megamerger" of Travelers and Citicorp.
While many technology stocks turned in very strong results, the sector also experienced some mixed results over the past six months, due primarily to the negative impact of the Asian crisis and the effect of a strong dollar on foreign sales. Energy stocks also experienced weak results, with the price of crude oil dipping below $12 dollars a barrel near the end of June.
FOREIGN STOCK MARKETS
Overseas, blue-chip investments also performed well. While the Morgan Stanley Capital International (MSCI) EAFE Index, which measures the performance of Europe, Australasia, and the Far East, posted a solid return of 16.05% for the six-month period, investors in developed markets fared much better than those investing in troubled emerging markets. The performance of the MSCI Pacific Index, however, lost 5.87% during the same period, emphasizing the negative impact Japan and Hong Kong had on the MSCI EAFE index. Most economies in Europe continued to thrive amidst an environment of relatively benign inflation and reduced interest rates as many countries prepared for the advent of the European Monetary Union in January 1999. Many European companies embraced U.S.-style efficiencies through restructuring and robust merger and acquisition activity. Over the past six months, the MSCI Europe Index returned an impressive 26.66%. Among the strongest European economies were Portugal, Spain, Italy and the United Kingdom.
While the Japanese market showed signs of strength toward the end of the period, Japanese stocks continued to suffer from eroding confidence in the economy, bankruptcies and a depreciating currency. The TOPIX Index - a measure of the Japanese market - was down 1.46% over the six-month period. As economic and currency turmoil continued in Asia, emerging markets also suffered during the period. The MSCI Far East ex-Japan Free Index dropped 25.79% and the MSCI Emerging Markets Free Index - a market capitalization weighted index of over 850 stocks traded in 22 world markets - was down 18.87% for the first six months of 1998.
U.S. BOND MARKETS
Bond prices continued to move higher thanks to low interest rates and a continued lack of inflationary pressure. The Lehman Brothers Aggregate Bond Index - a broad gauge of the U.S. taxable bond market - returned 3.93% during this six-month period. Against a backdrop of continued economic woes in Asia and fears that U.S. corporate profits would slow, investors from around the globe moved assets from stocks and riskier bonds into highly rated corporate bonds and U.S. Treasuries. As a result, bond yields, which move in the opposite direction of bond prices, fell to their lowest levels in decades. The yield on the benchmark 30-year bond fell to 5.62% from 5.93% during the period. Mortgage-backed bonds experienced some weakness toward the end of the period amid record mortgage refinancings.
FOREIGN BOND MARKETS
While U.S. based bonds topped most foreign bonds on the continued strength of the U.S. dollar and benign inflation, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 2.79% during the period. Similar to foreign equities, however, it paid to be in the safer bond sectors of developed countries and highly rated bonds. In comparison to the World Government Bond Index, the J.P. Morgan Emerging Markets Bond Index lost 0.25% during the first six months of 1998. Continued turbulence in Japan as it struggled to initiate economic reforms trickled into emerging markets and resulted in mixed results during the period.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1  PAST 5  PAST 10
JUNE 30, 1998                         YEAR    YEARS   YEARS

VIP: EQUITY-INCOME - "INITIAL CLASS"  21.65%  20.01%  15.74%

S&P 500 (REGISTERED TRADEMARK)        30.16%  23.08%  18.56%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of long-term growth and short-term
volatility. In turn, the share price and return of a
fund that invests in stocks will vary. That means if
you sell your shares during a market downturn,
you might lose money. But if you can ride out the
market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
             VIP EQUITY-INCOME           S&P 500
             00150                       SP001
  1988/06/30      10000.00                    10000.00
  1988/07/31       9981.88                     9962.00
  1988/08/31       9809.78                     9623.29
  1988/09/30      10101.27                    10033.24
  1988/10/31      10275.59                    10312.17
  1988/11/30      10110.45                    10164.70
  1988/12/31      10202.74                    10342.59
  1989/01/31      10832.89                    11099.66
  1989/02/28      10777.29                    10823.28
  1989/03/31      11010.72                    11075.46
  1989/04/30      11435.66                    11650.28
  1989/05/31      11775.62                    12122.12
  1989/06/30      11783.68                    12053.02
  1989/07/31      12470.67                    13141.41
  1989/08/31      12671.04                    13398.98
  1989/09/30      12528.59                    13344.05
  1989/10/31      11805.78                    13034.46
  1989/11/30      11873.25                    13300.37
  1989/12/31      11972.33                    13619.58
  1990/01/31      11163.78                    12705.70
  1990/02/28      11229.94                    12869.61
  1990/03/31      11248.46                    13210.65
  1990/04/30      10858.45                    12880.38
  1990/05/31      11576.88                    14136.22
  1990/06/30      11461.61                    14040.10
  1990/07/31      11181.30                    13995.17
  1990/08/31      10288.45                    12730.00
  1990/09/30       9490.36                    12110.05
  1990/10/31       9248.37                    12057.98
  1990/11/30       9911.22                    12836.92
  1990/12/31      10141.83                    13195.07
  1991/01/31      10685.72                    13770.38
  1991/02/28      11421.56                    14754.96
  1991/03/31      11658.49                    15112.03
  1991/04/30      11712.97                    15148.30
  1991/05/31      12355.82                    15802.71
  1991/06/30      11850.61                    15078.94
  1991/07/31      12522.44                    15781.62
  1991/08/31      12786.76                    16155.65
  1991/09/30      12699.00                    15885.85
  1991/10/31      12910.47                    16098.72
  1991/11/30      12353.98                    15449.94
  1991/12/31      13330.27                    17217.41
  1992/01/31      13510.26                    16897.17
  1992/02/29      13948.97                    17116.83
  1992/03/31      13778.05                    16783.05
  1992/04/30      14209.68                    17276.48
  1992/05/31      14323.26                    17361.13
  1992/06/30      14197.86                    17102.45
  1992/07/31      14632.96                    17801.94
  1992/08/31      14312.36                    17437.00
  1992/09/30      14460.93                    17642.76
  1992/10/31      14634.05                    17704.51
  1992/11/30      15164.94                    18308.23
  1992/12/31      15581.37                    18533.42
  1993/01/31      16046.49                    18689.10
  1993/02/28      16406.95                    18943.27
  1993/03/31      16895.89                    19342.98
  1993/04/30      16825.64                    18874.88
  1993/05/31      17130.07                    19380.72
  1993/06/30      17331.56                    19436.93
  1993/07/31      17567.36                    19359.18
  1993/08/31      18239.40                    20092.89
  1993/09/30      18169.67                    19938.18
  1993/10/31      18335.82                    20350.90
  1993/11/30      18015.39                    20157.56
  1993/12/31      18431.81                    20401.47
  1994/01/31      19243.57                    21095.12
  1994/02/28      18748.02                    20523.44
  1994/03/31      17963.70                    19628.62
  1994/04/30      18582.70                    19879.87
  1994/05/31      18759.56                    20205.90
  1994/06/30      18643.66                    19710.85
  1994/07/31      19266.39                    20357.37
  1994/08/31      20257.67                    21192.02
  1994/09/30      19925.79                    20672.82
  1994/10/31      20334.79                    21137.95
  1994/11/30      19670.17                    20368.11
  1994/12/31      19734.15                    20670.17
  1995/01/31      20042.70                    21206.15
  1995/02/28      20806.93                    22032.55
  1995/03/31      21525.39                    22682.73
  1995/04/30      22124.07                    23350.74
  1995/05/31      22790.79                    24284.07
  1995/06/30      23118.23                    24848.19
  1995/07/31      24007.92                    25672.15
  1995/08/31      24309.05                    25736.59
  1995/09/30      25116.09                    26822.67
  1995/10/31      24827.08                    26726.92
  1995/11/30      25900.54                    27900.23
  1995/12/31      26659.34                    28437.59
  1996/01/31      27434.08                    29405.60
  1996/02/29      27526.23                    29678.19
  1996/03/31      27815.98                    29963.99
  1996/04/30      28178.17                    30405.66
  1996/05/31      28482.40                    31189.82
  1996/06/30      28221.63                    31308.66
  1996/07/31      26845.32                    29925.44
  1996/08/31      27395.84                    30556.57
  1996/09/30      28569.33                    32276.29
  1996/10/31      29032.93                    33166.47
  1996/11/30      30974.25                    35673.52
  1996/12/31      30467.19                    34966.83
  1997/01/31      31655.16                    37151.56
  1997/02/28      32005.84                    37442.83
  1997/03/31      30816.27                    35904.30
  1997/04/30      31909.39                    38047.79
  1997/05/31      33886.65                    40364.14
  1997/06/30      35462.02                    42172.45
  1997/07/31      38050.14                    45528.11
  1997/08/31      36265.79                    42977.63
  1997/09/30      38259.12                    45331.51
  1997/10/31      36860.57                    43817.44
  1997/11/30      38210.89                    45845.75
  1997/12/31      39030.73                    46632.92
  1998/01/31      38934.28                    47148.68
  1998/02/28      41443.60                    50549.04
  1998/03/31      43363.24                    53137.66
  1998/04/30      43363.24                    53672.23
  1998/05/31      42660.51                    52749.60
  1998/06/30      43140.42                    54892.29
IMATRL PRASUN   SHR__CHT 19980630 19980709 112644 R00000000000123
Let's say hypothetically $10,000 was invested in Variable Insurance Products Fund: Equity-Income Portfolio on June 30, 1988. As the chart shows, by June 30, 1998, the value of the investment would have grown to $43,140 - a 331.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,892 - a 448.92% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1998
                               % OF FUND'S
                               INVESTMENTS

GENERAL ELECTRIC CO.           3.3

CITICORP                       1.9

FANNIE MAE                     1.8

BRITISH PETROLEUM PLC ADR      1.6

PHILIP MORRIS COMPANIES, INC.  1.6

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998
                                  % OF FUND'S
                                  INVESTMENTS

FINANCE                           25.6

ENERGY                            11.1

UTILITIES                         8.6

HEALTH                            6.9

INDUSTRIAL MACHINERY & EQUIPMENT  6.8

ASSET ALLOCATION AS OF JUNE 30, 1998*
ROW: 1, COL: 1, VALUE: 96.09999999999999
ROW: 1, COL: 2, VALUE: 1.7
ROW: 1, COL: 3, VALUE: 2.2
STOCKS  96.1%
BONDS  1.7%
SHORT-TERM INVESTMENTS 2.2%
FOREIGN INVESTMENTS 10.3%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Steve Petersen, Portfolio Manager of Equity-Income Portfolio
Q. STEVE, HOW DID THE FUND PERFORM OVER THE PAST YEAR?
A. It performed well compared to similar funds. However, for the six- and 12-month periods that ended June 30, 1998, the fund underperformed the Standard & Poor's 500 Index, which returned 17.71% for the six-month period and 30.16% for the 12-month period.
Q. AS WE'VE DISCUSSED IN THE PAST FEW REPORTS, THE S&P 500 HAS TENDED TO OUTPERFORM THE FUND RECENTLY BECAUSE THE INDEX IS MUCH MORE HEAVILY WEIGHTED IN LARGE-CAPITALIZATION STOCKS THAN THE FUND. DOES THIS CONTINUE TO EXPLAIN THE FUND'S PERFORMANCE COMPARED TO THE S&P OVER THIS PERIOD?
A. In part, yes. Over the period, large-capitalization stocks continued to notably outperform the rest of the market. So, given the fund's investment style of looking for value stocks and income-producing stocks - which can range from large- to small-cap stocks - the fund was at a disadvantage compared to the S&P over the past 12 months. However, as I mentioned, the fund performed well against its peer group over the same period. This was mostly due to strong individual stock selection and the fund's focus on earning income from common stocks rather than bonds, which underperformed stocks over the period.
Q. SO, IF LARGE-CAP STOCKS HAVE DONE SO WELL RECENTLY, WHY DOESN'T THE FUND HOLD ONLY THEM?
A. If I did hold just large-cap stocks, the fund's performance probably would have been stronger over the short run. However, as I just mentioned, that would be inconsistent with the fund's long-term strategy, which encourages me to own stocks of several different capitalization sizes. In general, I feel that if I continue with the fund's investment style, the fund will catch any short-term market trends over the long run.
Q. GOING BACK TO THE FUND'S PERFORMANCE COMPARED TO THE S&P, YOU IMPLIED THAT THERE WERE OTHER REASONS THE FUND UNDERPERFORMED . . .
A. That's right. What probably hurt the fund the most was that the energy sector - the fund's second-largest sector - was negatively affected by declining oil prices. This was largely due to reduced demand in the worldwide oil market, mostly from Asian countries still stinging from last fall's correction. On top of that, weather patterns, including a relatively mild U.S. winter, had a negative impact on oil demand. The fund's top sector, finance, also had a fairly rough period. Banks somewhat underperformed the market as a result of a flurry of merger and acquisition activity in the early part of the year. Investors were concerned that their ability to earn an adequate return on the acquisitions was lessening as bank prices kept getting bid up. In addition, larger money-center banks like BankAmerica were somewhat hurt by their exposure to Asia. Economically sensitive stocks, from basic industries to manufacturing businesses, also suffered because of reduced demand from Asia.
Q. WHAT SPECIFIC HOLDINGS HELPED THE FUND?
A. General Electric - the fund's number one holding - showed solid earnings growth, and I consider it one of the better-managed companies around. Another strong performer was Citicorp. After a big price run-up when Citicorp announced its upcoming merger with Travelers, its stock price fell to pre-merger levels as the market was unwilling to pay for the potential of the merger. Financially, we thought it made sense to buy the stock at this lower price because of the planned merger and because of cost-cutting steps Citicorp had recently taken. Fannie Mae, which buys loans from mortgage originators, packages them and sells them to investors, benefited from strong refinancing activity at the beginning of the year.
Q. DID YOU HAVE ANY REGRETS OVER THE PERIOD?
A. Sure. I failed to recognize how low energy prices could go. I thought it was a temporary issue, but I should have taken much more aggressive action.
Q. STEVE, WHAT'S YOUR OUTLOOK GOING FORWARD?
A. In general, the underlying economic conditions in the U.S. remain good. We have low inflation, low interest rates, low unemployment and good consumer demand. In addition, the political environment is still relatively benign, and the lack of major activity in Congress is good for stock prices, since change often creates uncertainty. Despite good news at home, I need to pay close attention to what's happening in Asia - especially Japan and China - since events in this region could negatively affect the U.S. economy going forward.



FUND FACTS
GOAL: to provide current income and increase the value of the fund's shares over the long term
START DATE: October 9, 1986
SIZE: as of June 30, 1998, more than $11.7 billion
MANAGER: Stephen Petersen, since 1997, joined
Fidelity in 1980
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS JUNE 30, 1998 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.2%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.1%
AEROSPACE & DEFENSE - 3.0%
AlliedSignal, Inc.   1,867,500 $ 82,870,313
Gulfstream Aerospace Corp. (a)  127,400  5,924,100
Harsco Corp.   827,700  37,919,006
Lockheed Martin Corp.   673,103  71,264,780
Textron, Inc.   1,037,900  74,404,456
United Technologies Corp.   858,800  79,439,000
  351,821,655
DEFENSE ELECTRONICS - 1.8%
Litton Industries, Inc. (a)  842,500  49,707,500
Northrop Grumman Corp.   725,500  74,817,188
Raytheon Co.:
 Class A  19,131  1,102,424
 Class B  1,551,800  91,750,175
  217,377,287
SHIP BUILDING & REPAIR - 0.3%
General Dynamics Corp.   633,000  29,434,500
TOTAL AEROSPACE & DEFENSE   598,633,442
BASIC INDUSTRIES - 6.6%
CHEMICALS & PLASTICS - 3.4%
Air Products & Chemicals, Inc.   564,000  22,560,000
du Pont (E.I.) de Nemours & Co.   330,000  24,626,250
Great Lakes Chemical Corp.   766,800  30,240,675
Hanna (M.A.) Co.   684,200  12,529,413
Hercules, Inc.   772,400  31,764,950
Hoechst AG Ord.   491,100  24,269,793
IMC Global, Inc.   402,100  12,113,263
ICI (Imperial Chemical Industries)
 PLC ADR Class L  261,800  16,886,100
Lawter International, Inc.   231,000  2,512,125
Millennium Chemicals, Inc.   401,400  13,597,425
Monsanto Co.   1,644,000  91,858,500
Octel Corp.   121,950  2,423,756
Olin Corp.   585,200  24,395,525
Solutia, Inc.   639,800  18,354,263
Union Carbide Corp.   856,400  45,710,350
Witco Corp.   973,400  28,471,950
  402,314,338
IRON & STEEL - 0.4%
Dofasco Inc.   749,800  12,234,856
Inland Steel Industries, Inc.   862,900  24,322,994
USX-U.S. Steel Group  391,000  12,903,000
  49,460,850
METALS & MINING - 1.1%
Alcan Aluminium Ltd.   1,400,000  38,630,557
Alumax, Inc.   363,125  16,839,922
Aluminum Co. of America  740,900  48,853,094
Kaiser Aluminum Corp. (a)  250,000  2,390,625
Noranda, Inc.   200,000  3,461,080
Phelps Dodge Corp.   339,200  19,398,000
  129,573,278
PACKAGING & CONTAINERS - 0.1%
Corning, Inc.   98,900  3,436,775
Tupperware Corp.   89,100  2,505,938
  5,942,713
PAPER & FOREST PRODUCTS - 1.6%
Boise Cascade Corp.   464,200  15,202,550
Champion International Corp.   640,500  31,504,594

 SHARES VALUE (NOTE 1)
Domtar, Inc.   1,072,400 $ 7,196,825
Georgia-Pacific Corp.   556,600  32,804,613
Kimberly-Clark Corp.   1,318,200  60,472,425
Weyerhaeuser Co.   861,900  39,809,006
  186,990,013
TOTAL BASIC INDUSTRIES   774,281,192
CONSTRUCTION & REAL ESTATE - 2.3%
BUILDING MATERIALS - 1.0%
American Standard Companies, Inc. (a) 579,300 25,887,469 Coltec Industries, Inc. (a) 1,371,600 27,260,550
Masco Corp.   1,045,400  63,246,700
  116,394,719
ENGINEERING - 0.2%
EG & G, Inc.   389,900  11,697,000
Fluor Corp.   222,100  11,327,100
Foster Wheeler Corp.   301,800  6,469,838
  29,493,938
REAL ESTATE INVESTMENT TRUSTS - 1.1%
Alexandria Real Estate Equities, Inc.   109,600  3,281,150
Crescent Real Estate Equities, Inc.   358,200  12,044,475
Duke Realty Investors, Inc.   100,200  2,373,488
Equity Office Properties Trust  416,800  11,826,700
Equity Residential Properties Trust (SBI)  300,000  14,231,250
Public Storage, Inc.   256,800  7,190,400
Starwood Hotels & Resorts Trust  1,502,681  72,598,276
Weeks Corp.   170,500  5,392,063
  128,937,802
TOTAL CONSTRUCTION & REAL ESTATE   274,826,459
DURABLES - 2.9%
AUTOS, TIRES, & ACCESSORIES - 1.3%
Chrysler Corp.   142,000  8,005,250
Eaton Corp.   347,400  27,010,350
Ford Motor Co.   248,500  14,661,500
General Motors Corp.   300,000  20,043,750
Johnson Controls, Inc.   399,500  22,846,406
Meritor Automotive, Inc.   629,900  15,117,600
Navistar International Corp.   281,300  8,122,538
Snap-On Tools Corp.   32,000  1,157,517
TRW, Inc.   719,200  39,286,300
  156,251,211
CONSUMER DURABLES - 0.6%
Minnesota Mining & Manufacturing Co.   821,900  67,549,906
CONSUMER ELECTRONICS - 0.4%
General Motors Corp. Class H  226,400  10,669,100
Maytag Co.   718,600  35,480,875
Sunbeam-Oster, Inc.   661,000  6,857,875
  53,007,850
TEXTILES & APPAREL - 0.6%
Dexter Corp.   353,700  11,252,081
Intimate Brands, Inc. Class A  171,900  4,737,994
NIKE, Inc. Class B  484,200  23,574,488
Reebok International Ltd. (a)  687,700  19,040,694
Stride Rite Corp.   148,300  2,233,769
Unifi, Inc.   192,600  6,596,550
  67,435,576
TOTAL DURABLES   344,244,543
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - 11.1%
ENERGY SERVICES - 0.8%
Dresser Industries, Inc.   271,700 $ 11,971,781
Halliburton Co.   650,000  28,965,625
Schlumberger Ltd.   812,000  55,469,750
  96,407,156
OIL & GAS - 10.3%
Amerada Hess Corp.   709,400  38,529,288
Amoco Corp.   730,000  30,386,250
Anadarko Petroleum Corp.   195,100  13,108,281
Atlantic Richfield Co.   780,000  60,937,500
British Petroleum PLC:
 Ord.   806,508  11,755,417
 ADR  2,193,611  193,586,171
Burlington Resources, Inc.   795,000  34,234,688
Chevron Corp.   1,013,700  84,200,456
Coastal Corp. (The)  266,600  18,612,013
Elf Aquitaine SA sponsored ADR  319,400  22,677,400
Exxon Corp.   1,500,000  106,968,750
Kerr-McGee Corp.   164,500  9,520,438
Mobil Corp.   502,600  38,511,725
Occidental Petroleum Corp.   2,333,400  63,001,800
Pennzoil Co.   400,400  20,270,250
Phillips Petroleum Co.   645,500  31,105,031
Royal Dutch Petroleum Co.   2,267,500  124,287,344
Texaco, Inc.   1,160,000  69,237,500
Tosco Corp.   449,800  13,212,875
Total SA:
 Class B  831,600  107,816,512
 sponsored ADR  576,600  37,695,225
USX-Marathon Group  1,178,600  40,440,713
Ultramar Diamond Shamrock Corp.   358,800  11,324,625
Unocal Corp.   455,418  16,281,194
Valero Energy Corp.   246,700  8,202,775
  1,205,904,221
TOTAL ENERGY   1,302,311,377
FINANCE - 24.0%
BANKS - 11.8%
Banc One Corp.   2,162,680  120,704,578
Bank of New York Co., Inc.   2,165,700  131,430,919
Bank of Nova Scotia  726,600  18,019,581
BankBoston Corp.   640,500  35,627,813
BankAmerica Corp.   1,733,400  149,830,763
Chase Manhattan Corp.   674,600  50,932,300
Citicorp  1,532,800  228,770,400
Comerica, Inc.   877,500  58,134,375
Credit Suisse Group (Reg.)  213,900  47,486,433
National Bank of Canada  2,211,200  43,312,553
National City Corp.   1,005,343  71,379,353
NationsBank Corp.   1,826,100  139,696,650
Norwest Corp.   1,457,800  54,485,275
Royal Bank of Canada  400,000  24,118,549
Societe Generale Class A  56,600  11,735,456
U.S. Bancorp  3,428,094  147,408,042
Wells Fargo & Co.   167,500  61,807,500
  1,394,880,540
CREDIT & OTHER FINANCE - 4.3%
American Express Co.   1,255,172  143,089,608
AMP Ltd.   918,700  10,752,304
Associates First Capital Corp. Class A  769,828  59,180,532

 SHARES VALUE (NOTE 1)
Beneficial Corp.   295,000 $ 45,190,313
First Chicago NBD Corp.   1,180,900  104,657,263
Fleet Financial Group, Inc.   686,800  57,347,800
Household International, Inc.   1,245,000  61,938,750
Transamerica Corp.   223,000  25,672,875
  507,829,445
FEDERAL SPONSORED CREDIT - 2.0%
Freddie Mac  403,600  18,994,425
Fannie Mae  3,477,300  211,245,975
  230,240,400
INSURANCE - 4.3%
Aetna, Inc.   227,800  17,341,275
Allstate Corp.   1,429,499  130,888,502
CIGNA Corp.   491,100  33,885,900
Edperbrascan Corp. Ltd., Class A (vtg.)  2,699,800  45,433,528
Fremont General Corp.   423,924  22,971,382
General Re Corp.   170,000  43,095,000
Hartford Financial Services Group, Inc.   663,300  75,864,938
Highlands Insurance Group, Inc. (a)  371,100  6,865,350
Marsh & McLennan Companies, Inc.   225,900  13,652,831
PMI Group, Inc.   198,200  14,542,925
Reliastar Financial Corp.   1,114,525  53,497,200
Torchmark Corp.   743,700  34,024,275
Travelers Property Casualty Corp. Class A  209,800  8,995,175
  501,058,281
SAVINGS & LOANS - 0.8%
Washington Mutual, Inc.   2,186,985  94,997,161
SECURITIES INDUSTRY - 0.8%
First Marathon Inc. Class A (non-vtg.)  299,400  4,936,454
Lehman Brothers Holdings, Inc.   413,200  32,048,825
Travelers Group, Inc. (The)  961,749  58,306,033
  95,291,312
TOTAL FINANCE   2,824,297,139
HEALTH - 6.9%
DRUGS & PHARMACEUTICALS - 4.7%
American Home Products Corp.   2,946,000  152,455,500
Barr Laboratories, Inc. (a)(d)  1,391,650  55,318,088
Bristol-Myers Squibb Co.   1,070,700  123,063,581
Merck & Co., Inc.   335,900  44,926,625
Novartis AG (Reg.)  25,200  41,838,382
Sankyo Co. Ltd.   917,000  20,857,409
Schering-Plough Corp.   1,288,200  118,031,325
  556,490,910
MEDICAL EQUIPMENT & SUPPLIES - 1.0%
Allegiance Corp.   95,800  4,909,750
Bausch & Lomb, Inc.   250,000  12,531,250
Baxter International, Inc.   684,300  36,823,894
Johnson & Johnson  340,000  25,075,000
Pall Corp.   345,200  7,076,600
U.S. Surgical Corp.   740,907  33,803,882
  120,220,376
MEDICAL FACILITIES MANAGEMENT - 1.2%
Beverly Enterprises, Inc. (a)  2,222,000  30,691,375
Columbia/HCA Healthcare Corp.   2,259,150  65,797,744
Humana, Inc. (a)  508,400  15,855,725
United HealthCare Corp.   476,600  30,264,100
  142,608,944
TOTAL HEALTH   819,320,230
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HOLDING COMPANIES - 0.2%
CINergy Corp.   415,000 $ 14,525,000
Cookson Group PLC  2,293,600  7,879,576
  22,404,576
INDUSTRIAL MACHINERY & EQUIPMENT - 6.5%
ELECTRICAL EQUIPMENT - 3.8%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  263,200  53,443,167
General Electric Co.   4,291,100  390,490,100
Loral Space & Communications Ltd. (a)   298,700  8,438,275
  452,371,542
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Alstom SA  460,500  15,115,794
Cooper Industries, Inc.   194,300  10,674,356
Harnischfeger Industries, Inc.   397,100  11,242,894
Ingersoll-Rand Co.   665,400  29,319,188
Parker-Hannifin Corp.   375,000  14,296,875
Stewart & Stevenson Services, Inc.   514,400  9,259,200
Tyco International Ltd.   1,925,484  121,305,492
  211,213,799
POLLUTION CONTROL - 0.9%
Browning-Ferris Industries, Inc.   1,037,298  36,046,106
Ogden Corp.   508,300  14,073,556
Waste Management, Inc.   1,491,100  52,188,500
  102,308,162
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   765,893,503
MEDIA & LEISURE - 3.5%
BROADCASTING - 1.1%
Ascent Entertainment Group, Inc. (a)  22,964  255,475
CBS Corp.   1,421,600  45,135,800
Time Warner, Inc.   971,009  82,960,581
  128,351,856
ENTERTAINMENT - 1.0%
King World Productions, Inc. (a)  409,400  10,439,700
MGM Grand, Inc. (a)  677,300  21,377,281
Viacom, Inc. Class B (non-vtg.) (a)  1,408,200  82,027,650
  113,844,631
LEISURE DURABLES & TOYS - 0.1%
Brunswick Corp.   431,200  10,672,200
LODGING & GAMING - 0.1%
Circus Circus Enterprises, Inc. (a)  227,600  3,854,975
Mirage Resorts, Inc. (a)  518,400  11,048,400
  14,903,375
PUBLISHING - 0.8%
ACNielsen Corp.   636,000  16,059,000
Cognizant Corp.   353,700  22,283,100
Dun & Bradstreet Corp.   368,800  13,322,900
Harcourt General, Inc.   561,700  33,421,150
Reader's Digest Association, Inc.
 (The) Class A (non-vtg.)  426,700  11,574,238
  96,660,388
RESTAURANTS - 0.4%
McDonald's Corp.   677,100  46,719,900
TOTAL MEDIA & LEISURE   411,152,350

 SHARES VALUE (NOTE 1)
NONDURABLES - 5.9%
BEVERAGES - 0.3%
Anheuser-Busch Companies, Inc.   487,500 $ 23,003,906
Seagram Co. Ltd.   281,300  11,489,651
  34,493,557
FOODS - 1.0%
Bestfoods  639,800  37,148,388
Corn Products International, Inc. (a)  401,625  13,605,047
General Mills, Inc.   384,450  26,286,769
Heinz (H.J.) Co.   393,500  22,085,188
Ralston Purina Co.   110,000  12,849,375
  111,974,767
HOUSEHOLD PRODUCTS - 2.4%
Avon Products, Inc.   171,100  13,260,250
Clorox Co.   254,600  24,282,475
Dial Corp.   494,400  12,823,500
Gillette Co.   201,400  11,416,863
Premark International, Inc.   25,000  806,250
Procter & Gamble Co.   621,600  56,604,450
Rubbermaid, Inc.   941,900  31,259,306
Unilever PLC  6,821,600  72,581,319
Unilever NV:
 Ord.  12,400  981,901
 ADR  800,000  63,150,000
  287,166,314
TOBACCO - 2.2%
Dimon, Inc.   358,200  4,029,750
Gallaher Group PLC sponsored ADR  922,600  20,181,875
Philip Morris Companies, Inc.   4,735,300  186,452,438
RJR Nabisco Holdings Corp.   1,873,700  44,500,375
UST, Inc.   211,000  5,697,000
  260,861,438
TOTAL NONDURABLES   694,496,076
PRECIOUS METALS - 0.1%
Newmont Mining Corp.   685,400  16,192,575
RETAIL & WHOLESALE - 3.9%
APPAREL STORES - 0.8%
Charming Shoppes, Inc. (a)  612,800  2,910,800
Footstar, Inc. (a)  362,600  17,404,800
Limited, Inc. (The)  967,100  32,035,188
TJX Companies, Inc.   350,200  8,448,575
Venator Group, Inc.   2,061,200  39,420,450
  100,219,813
GENERAL MERCHANDISE STORES - 2.8%
Consolidated Stores Corp. (a)  2,020,156  73,230,664
Dayton Hudson Corp.   280,000  13,580,000
Federated Department Stores, Inc. (a)  656,400  35,322,525
Hudson's Bay Co. Ord.   605,600  13,904,766
Hudson's Bay Co. (c)  302,500  6,945,495
Penney (J.C.) Co., Inc.   180,900  13,081,331
Wal-Mart Stores, Inc.   2,836,000  172,287,000
  328,351,781
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
School Specialty, Inc.   65,670  1,075,346
Tandy Corp.   443,200  23,517,300
Toys "R" Us, Inc. (a)  302,000  7,115,875
U.S. Office Products Co. (a)  147,759  2,881,301
  34,589,822
TOTAL RETAIL & WHOLESALE   463,161,416
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 1.0%
LEASING & RENTAL - 0.2%
Ryder Systems, Inc.   817,200 $ 25,792,875
PRINTING - 0.5%
Donnelley (R.R.) & Sons Co.   568,400  26,004,300
Harland (John H.) Co.   1,051,300  17,806,394
Wallace Computer Services, Inc.   483,700  11,487,875
Workflow Management, Inc.   78,804  635,357
  55,933,926
SERVICES - 0.3%
Block (H & R), Inc.   499,600  21,045,650
Manpower, Inc.   397,300  11,397,544
Navigant International, Inc.   59,103  502,376
  32,945,570
TOTAL SERVICES   114,672,371
TECHNOLOGY - 3.6%
COMPUTER SERVICES & SOFTWARE - 0.7%
Aztec Technology Partners, Inc.   118,207  901,328
Electronic Data Systems Corp.   1,326,800  53,072,000
First Data Corp.   550,200  18,328,538
NCR Corp. (a)  391,200  12,714,000
  85,015,866
COMPUTERS & OFFICE EQUIPMENT - 2.1%
International Business Machines Corp.   532,300  61,117,152
Compaq Computer Corp.   124,173  3,523,409
Diebold, Inc.   267,600  7,726,950
Pitney Bowes, Inc.   1,582,000  76,133,750
Unisys Corp. (a)  3,018,317  85,267,455
Xerox Corp.   86,800  8,821,050
  242,589,766
ELECTRONICS - 0.6%
AMP, Inc.   499,400  17,166,875
Motorola, Inc.   1,011,600  53,172,225
  70,339,100
PHOTOGRAPHIC EQUIPMENT - 0.2%
Eastman Kodak Co.   226,400  16,541,350
Polaroid Corp.   339,300  12,066,356
  28,607,706
TOTAL TECHNOLOGY   426,552,438
TRANSPORTATION - 1.3%
AIR TRANSPORTATION - 0.1%
Viad Corp.   275,800  7,653,450
RAILROADS - 1.2%
Burlington Northern Santa Fe Corp.   342,100  33,589,944
CSX Corp.   1,633,100  74,306,050
Norfolk Southern Corp.   1,158,000  34,522,875
  142,418,869
TOTAL TRANSPORTATION   150,072,319
UTILITIES - 8.3%
ELECTRIC UTILITY - 2.7%
Allegheny Energy, Inc.   1,052,200  31,697,525
American Electric Power Co., Inc.   1,138,600  51,663,975
Central & South West Corp.   278,200  7,476,625
Central Maine Power Co.   602,500  11,748,750
CILCORP, Inc.   152,300  7,310,400
Consolidated Edison, Inc.   473,450  21,808,291
DPL, Inc.   955,950  17,326,594

 SHARES VALUE (NOTE 1)
Duke Energy Corp.   297,200 $ 17,609,100
Entergy Corp.   1,573,800  45,246,750
FPL Group, Inc.   227,800  14,351,400
Illinova Corp.   227,100  6,813,000
Niagara Mohawk Power Corp. (a)  1,434,200  21,423,363
PG&E Corp.   1,072,878  33,862,712
PacifiCorp.   200,000  4,525,000
Pinnacle West Capital Corp.   472,600  21,267,000
  314,130,485
GAS - 0.6%
MCN Energy Group, Inc.   877,800  21,835,275
Questar Corp.   1,584,300  31,091,888
Sempra Energy  429,184  11,909,856
Sonat, Inc.   345,300  13,337,213
  78,174,232
TELEPHONE SERVICES - 5.0%
AT&T Corp.   2,136,000  122,019,000
ALLTEL Corp.   508,900  23,663,850
Ameritech Corp.   1,607,400  72,132,075
Bell Atlantic Corp.   2,266,640  103,415,450
BellSouth Corp.   1,136,400  76,280,850
GTE Corp.   783,000  43,554,375
MCI Communications Corp.   270,100  15,699,563
SBC Communications, Inc.   1,492,000  59,680,000
Sprint Corp.   312,500  22,031,250
WorldCom, Inc. (a)  953,800  46,199,688
  584,676,101
TOTAL UTILITIES   976,980,818
TOTAL COMMON STOCKS
 (Cost $8,045,181,255) 10,979,492,824
CONVERTIBLE PREFERRED STOCKS - 2.9%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Vornado Realty Trust, Series A, $3.25  62,600  3,591,675
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Republic Industries, Inc. $1.55  219,200  5,260,800
FINANCE - 1.4%
CLOSED END INVESTMENT COMPANY - 0.1%
Readers Digest Association $1.93 TRACES 464,700 11,849,850 CREDIT & OTHER FINANCE - 0.3%
DECS Trust $2.01 DECS  93,000  1,278,750
Life Re Corp./ Life Re Capital Trust II $3.96 39,400 3,235,725 Union Pacific Capital Trust $3.13 TIDE (c) 384,500 17,975,375 WBK Trust $3.135 STRYPES 285,400 8,615,513
  31,105,363
INSURANCE - 0.5%
Aetna, Inc. Class C 6.25%, PRIDES  760,000  57,095,000
Conseco, Inc. $3.50 PRIDES  171,800  9,105,400
  66,200,400
SAVINGS & LOANS - 0.1%
Ahmanson (H.F.) & Co., Series D, $3.00  70,600  10,307,600
SECURITIES INDUSTRY - 0.4%
Salomon, Inc. $2.03 DECS  840,700  40,773,950
Salomon, Inc. $3.484 DECS  93,900  5,252,531
  46,026,481
TOTAL FINANCE   165,489,694
CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
ELECTRICAL EQUIPMENT - 0.2%
Loral Space & Communications Ltd.,
 Series C, $3.00 (c)  183,200 $ 13,877,400
Loral Space & Communications Ltd.,
 Series C, $3.00  141,700  10,733,775
  24,611,175
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance Co.
 $0.19 Growth PRIDES  530,100  10,535,738
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   35,146,913
MEDIA & LEISURE - 0.6%
BROADCASTING - 0.5%
Evergreen Media Corp. $3.00 (c)  187,200  19,071,000
MediaOne Group, Inc. Class D $2.25  381,900  34,347,131
  53,418,131
ENTERTAINMENT - 0.1%
Premier Parks, Inc. $4.05 PIES  273,300  17,354,550
TOTAL MEDIA & LEISURE   70,772,681
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
K mart Financing I $3.875  100,000  7,000,000
SERVICES - 0.1%
Cendant Corp. $2.91 Growth PRIDES  288,100  8,336,894
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Wang Laboratories, Inc. $3.25 (c)  80,000  4,425,000
Wang Laboratories, Inc. $3.25  157,600  8,402,050
  12,827,050
UTILITIES - 0.3%
ELECTRIC UTILITY - 0.2%
Houston Industries, Inc. $3.215 ACES  285,500  21,269,750
GAS - 0.0%
MCN Energy Group, Inc. $4.00 PRIDES  25,100  1,151,463
TELEPHONE SERVICES - 0.1%
Enhance Financial Services Group, Inc.
 $7.625 DECS  184,800  10,695,300
TOTAL UTILITIES   33,116,513
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $272,958,629)   341,542,220
CONVERTIBLE BONDS - 1.7%
CONSTRUCTION & REAL ESTATE - 0.3%
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Liberty Property exchangeable
 8%, 7/1/01 Ba2  27,985,000  35,768,328
DURABLES - 0.2%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Magna International, Inc.
 4 7/8%, 2/15/05 (c) Baa  5,900,000  6,526,875
CONSUMER ELECTRONICS - 0.1%
Matsushita Electric Industrial Co.
 Ltd. 1.3%, 3/29/02 Aa2 JPY 452,000,000  4,457,209

 MOODY'S PRINCIPAL VALUE
 RATINGS AMOUNT (NOTE 1)
Matsushita Electric Industrial Co.
 Ltd. 1.4%, 3/31/04 Aa2 JPY 209,000,000 $ 2,076,009
Sunbeam Corp. 0%,
 3/25/18 (c) Caa2  60,290,000  13,640,613
  20,173,831
TOTAL DURABLES   26,700,706
ENERGY - 0.1%
OIL & GAS - 0.1%
Pennzoil Co. 4 3/4%,10/1/03 Baa3  9,820,000  13,880,570
FINANCE - 0.2%
CREDIT & OTHER FINANCE - 0.1%
Bell Atlantic Financial Services, Inc.
 5 3/4%, 4/1/03 (c) A1  14,140,000  14,475,825
INSURANCE - 0.1%
Loews Corp. 3 1/8%, 9/15/07 A2  4,320,000  3,931,200
TOTAL FINANCE   18,407,025
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.0%
Jacor Communications, Inc.
 0%, 2/9/18 B3  3,370,000  1,470,163
LODGING & GAMING - 0.0%
Hilton Hotels Corp.
 5%, 5/15/06 Baa2  1,820,000  1,892,800
PUBLISHING - 0.3%
News America Holdings, Inc.
 liquid yield option notes
 0%, 3/11/13 Baa3  54,900,000  36,508,500
TOTAL MEDIA & LEISURE   39,871,463
RETAIL & WHOLESALE - 0.2%
DRUG STORES - 0.1%
Rite Aid Corp. 5 1/4%,
 9/15/05 (c) Baa2  11,620,000  14,292,600
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Home Depot, Inc.
 3 1/4%, 10/1/01 A1  5,000,000  9,162,500
TOTAL RETAIL & WHOLESALE   23,455,100
TECHNOLOGY - 0.4%
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Apple Computer, Inc.
 6%, 6/1/01 Caa1  11,150,000  12,871,281
Quantum Corp. 7%, 8/1/04 B2  7,730,000  7,353,163
  20,224,444
ELECTRONICS - 0.2%
Micron Technology, Inc.
 7%, 7/1/04 B1  13,983,000  13,065,366
Motorola, Inc. liquid yield
 option notes 9/27/13 A1  16,420,000  11,842,925
  24,908,291
TOTAL TECHNOLOGY   45,132,735
TOTAL CONVERTIBLE BONDS
 (Cost $187,458,523)   203,215,927
CASH EQUIVALENTS - 2.2%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $252,828,605)   252,828,605 $ 252,828,605
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $8,758,427,012) $ 11,777,079,576
SECURITY TYPE ABBREVIATIONS
ACES - Automatic Common Exchange Securities
DECS - Dividend Enhanced Convertible
  Stock/Debt Exchangeable for Common Stock
PIES - Premium Income Equity
  Securities
PRIDES - Preferred Redeemable Increased Dividend Equity Securities STRYPES - Structured Yield Product Exchangeable for Common Stock
TIDES - Term Income Deferred Equity Securities
TRACES - Trust Automatic Common
  Exchange Securities
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $111,230,183 or .9% of net assets.
(d) Transactions during the period with companies which are or were affiliates are as follows (See Note 7 of Notes to Financial Statements):
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Barr Laboratories Inc..  $ - $ - $ - $ 55,318,088
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,022,543,641 and $1,137,035,606, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $316,780 for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.4% AAA, AA, A 0.4%
Baa 0.6% BBB 0.6%
Ba 0.3% BB 0.3%
B 0.2% B 0.2%
Caa 0.2% CCC 0.1%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by Moody's or S&P amounted to 0.0%. Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   89.7%
United Kingdom   2.7
France   2.1
Canada   2.0
Netherlands    1.6
Others (individually less than 1%)   1.9
TOTAL  100.0%
INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $8,765,724,302. Net unrealized appreciation aggregated $3,011,355,274, of which $3,290,287,130 related to appreciated investment securities and $278,931,856 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                 JUNE 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $8,758,427,012) -                 $ 11,777,079,576
SEE ACCOMPANYING SCHEDULE

CASH                                                                        51,187

RECEIVABLE FOR INVESTMENTS SOLD                                             22,103,261

RECEIVABLE FOR FUND SHARES SOLD                                             10,322,876

DIVIDENDS RECEIVABLE                                                        18,763,721

INTEREST RECEIVABLE                                                         3,863,584

OTHER RECEIVABLES                                                           537,415

 TOTAL ASSETS                                                               11,832,721,620

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 30,915,607

PAYABLE FOR FUND SHARES REDEEMED                              7,119,587

ACCRUED MANAGEMENT FEE                                        4,719,356

DISTRIBUTION FEES PAYABLE                                     8,991

OTHER PAYABLES AND                                            840,375
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                          43,603,916

NET ASSETS                                                                 $ 11,789,117,704

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 8,453,792,741

UNDISTRIBUTED NET INVESTMENT INCOME                                         86,904,929

ACCUMULATED UNDISTRIBUTED                                                   229,824,649
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   3,018,595,385
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS                                                                 $ 11,789,117,704

INITIAL CLASS:                                                              $25.17
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE ($11,665,025,976 (DIVIDED BY)
 463,367,268 SHARES)

SERVICE CLASS:                                                              $25.16
NET ASSET VALUE AND OFFERING PRICE
PER SHARE ($124,091,728 (DIVIDED BY)
 4,931,725 SHARES)



STATEMENT OF OPERATIONS
                                                   SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 105,364,076
DIVIDENDS

INTEREST                                                                         15,727,694

 TOTAL INCOME                                                                    121,091,770

EXPENSES

MANAGEMENT FEE                                                    $ 27,321,754

TRANSFER AGENT FEES                                                3,810,938

DISTRIBUTION FEES - SERVICE CLASS                                  26,530

ACCOUNTING FEES AND EXPENSES                                       424,175

NON-INTERESTED TRUSTEES' COMPENSATION                              32,573

CUSTODIAN FEES AND EXPENSES                                        153,260

REGISTRATION FEES                                                  98,096

AUDIT                                                              79,793

LEGAL                                                              62,982

MISCELLANEOUS                                                      262,324

 TOTAL EXPENSES BEFORE REDUCTIONS                                  32,272,425

 EXPENSE REDUCTIONS                                                (361,660)     31,910,765

NET INVESTMENT INCOME                                                            89,181,005

REALIZED AND UNREALIZED
 GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             240,690,852

 FOREIGN CURRENCY TRANSACTIONS                                     (480,201)     240,210,651

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             756,221,732

 ASSETS AND LIABILITIES IN                                         (40,910)      756,180,822
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  996,391,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 1,085,572,478

OTHER INFORMATION                                                               $ 358,010
 EXPENSE REDUCTIONS
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                              3,650

                                                                                $ 361,660






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                      SIX MONTHS ENDED  YEAR ENDED
                                                                                       JUNE 30, 1998     DECEMBER 31,
                                                                                       (UNAUDITED)       1997
OPERATIONS                                                                             $ 89,181,005      $ 140,172,499
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                240,210,651       516,594,647

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                    756,180,822       1,401,296,210

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         1,085,572,478     2,058,063,356

DISTRIBUTIONS TO SHAREHOLDERS                                                            (143,408,215)     (119,523,328)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                  (510,364,528)     (602,923,285)

 TOTAL DISTRIBUTIONS                                                                     (653,772,743)     (722,446,613)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                             1,245,248,072     1,815,363,131

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                1,677,047,807     3,150,979,874

NET ASSETS

 BEGINNING OF PERIOD                                                                     10,112,069,897    6,961,090,023

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
 OF $86,904,929 AND $140,172,474, RESPECTIVELY)                                        $ 11,789,117,704  $ 10,112,069,897





OTHER INFORMATION:

                                                        SIX MONTHS ENDED JUNE 30, 1998

                                                        SHARES         DOLLARS          YEAR ENDED DECEMBER 31, 1997

                                                        (UNAUDITED)                     SHARES        DOLLARS

SHARE TRANSACTIONS                                      40,552,249    $ 1,004,072,133   81,081,134    $ 1,787,907,743
 INITIAL CLASS
 SOLD

  REINVESTED                                            27,884,675     652,780,247      36,487,203     722,446,589

  REDEEMED                                              (21,327,703)   (528,825,194)    (32,291,523)   (700,239,679)

  NET INCREASE (DECREASE)                               47,109,221    $ 1,128,027,186   85,276,814    $ 1,810,114,653

 SERVICE CLASS A                                        4,676,336      116,393,684      222,682        5,321,346
 SOLD

  REINVESTED                                            42,396         992,496          -              -

  REDEEMED                                              (6,500)        (165,294)        (3,189)        (72,868)

  NET INCREASE (DECREASE)                               4,712,232     $ 117,220,886     219,493       $ 5,248,478

DISTRIBUTIONS                                                         $ 143,190,506                   $ 119,523,328
INITIAL CLASS - NET INVESTMENT INCOME

 INITIAL CLASS - NET REALIZED GAIN                      509,589,741                     602,923,285

 TOTAL                                                                $ 652,780,247                   $ 722,446,613

 SERVICE CLASS - NET INVESTMENT INCOME                                $ 217,709                        -

 SERVICE CLASS - NET REALIZED GAIN                                      774,787                         -

 TOTAL                                                                $ 992,496                       $ -

                                                                      $ 653,772,743                   $ 722,446,613

1. SERVICE CLASS COMMENCED SALE OF SHARES NOVEMBER 3, 1997.









FINANCIAL HIGHLIGHTS - INITIAL CLASS
                                                  SIX MONTHS ENDED                  YEARS ENDED DECEMBER 31,
                                                  JUNE 30, 1998

SELECTED PER-SHARE DATA                           (UNAUDITED)       1997        1996         1995       1994        1993
NET ASSET VALUE, BEGINNING OF PERIOD              $24.28            $21.03      $19.27       $15.35     $15.44      $13.40

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                             .20 D             .36 D       .35          .41        .41         .37

 NET REALIZED AND UNREALIZED GAIN (LOSS)           2.24              5.06        2.30         4.69       .64         2.06

 TOTAL FROM INVESTMENT OPERATIONS                  2.44              5.42        2.65         5.10       1.05        2.43

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                        (.34)             (.36)       (.03)        (.40)      (.37)       (.35)

 IN EXCESS OF NET INVESTMENT INCOME                -                 -           -            -          -           (.04)

 FROM NET REALIZED GAIN                            (1.21)            (1.81)      (.86)        (.78)      (.77)       -

TOTAL DISTRIBUTIONS                                (1.55)           (2.17)       (.89)        (1.18)     (1.14)      (.39)

NET ASSET VALUE, END OF PERIOD                    $25.17            $24.28       $21.03       $19.27     $15.35      $15.44

TOTAL RETURN B, C                                  10.53%            28.11%       14.28%       35.09%     7.07%       18.29%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)           $11,665,026      $10,106,742  $6,961,090  $4,879,435 $2,284,412 $1,318,500

RATIO OF EXPENSES TO AVERAGE NET ASSETS            .59% A            .58%         .58%         .61%       .60%        .62%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                           .58% A, F         .57% F       .56% F       .61%       .58% F      .62%

RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS                                         1.62% A           1.65%        1.97%        2.56%      2.83%       2.87%

PORTFOLIO TURNOVER                                 22% A             44%          186%         87%        134%        120%

AVERAGE COMMISSION RATE G                          $ .0419           $ .0440      $ .0426






FINANCIAL HIGHLIGHTS - SERVICE CLASS
                                                                                           SIX MONTHS ENDED  YEAR ENDED
                                                                                           JUNE 30, 1998     DECEMBER 31,

SELECTED PER-SHARE DATA                                                                    (UNAUDITED)       1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                       $ 24.27           $ 23.44

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                                                       .19 D             .05 D

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                     2.25              .78

 TOTAL FROM INVESTMENT OPERATIONS                                                            2.44              .83

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                  (.34)              -

 FROM NET REALIZED GAIN                                                                      (1.21)             -

 TOTAL DISTRIBUTIONS                                                                         (1.55)             -

NET ASSET VALUE, END OF PERIOD                                                              $ 25.16          $ 24.27

TOTAL RETURN B, C                                                                             10.53%           3.54%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                     $ 124,092        $ 5,328

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                       .69% A           .68% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                              .68% A, F        .65% A, F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                          1.60% A          1.63% A

PORTFOLIO TURNOVER                                                                            22% A            44%

AVERAGE COMMISSION RATE G                                                                   $ .0419          $ .0440

A ANNUALIZED
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
  INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE
  CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. TOTAL RETURNS
  FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
  NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES
  TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
  AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE
  CLASS SHARES) TO DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
  PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
  SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
  AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING
  ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
  AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the funds' original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund.
Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts'
2. OPERATING POLICIES - CONTINUED
FOREIGN CURRENCY CONTRACTS - CONTINUED
terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .50% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.
For the period, Service Class paid FDC $26,530, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, payments made to third parties under the Plans amounted to $2,494,831 and $29,836 for the Initial Class and Service Class, respectively.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except for proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets. ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 17% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 30% of the total outstanding shares of the fund.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is under the caption "Legend" at the end of the fund's schedule of investments.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Stephen R. Petersen, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY